UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23428

Name of Fund:	BlackRock Science and Technology Trust II (BSTZ)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Science and Technology Trust II, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Trust II (BMEZ)

BlackRock Innovation and Growth Trust (BIGZ)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Innovation and Growth Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$0.424570	$—	$—	$0.153930		$0.578500	73%	—%	—%	27%	100%
CII	0.060860	0.431470	1.608040	—		2.100370	2	21	77	—	100
BDJ	0.158990	0.069630	0.868684	—		1.097304	15	6	79	—	100
BOE	0.202510	—	0.120920	0.432570		0.756000	27	—	16	57	100
BGY	0.101270	—	0.050400	0.253930		0.405600	25	—	12	63	100
BME	0.106430	—	2.266920	0.182650		2.556000	4	—	89	7	100
BMEZ	—	0.122840	1.120800	0.496360		1.740000	—	7	64	29	100
BIGZ	—	—	—	0.990000		0.990000	—	—	—	100	100
BCX	0.302550	—	—	0.247850		0.550400	55	—	—	45	100
BST	—	—	2.647720	0.352280		3.000000	—	—	88	12	100
BSTZ	—	—	0.883950	1.420050		2.304000	—	—	38	62	100
BUI	0.323160	—	0.365110	0.763730		1.452000	22	—	25	53	100

(a)

EachTrust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BGR	$0.0585
CII	0.0995
BDJ	0.0562
BOE	0.0630
BGY	0.0338
BME	0.2130
BMEZ	0.1450
BIGZ	0.0700
BCX	0.0518
BST	0.2500
BSTZ	0.1920
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

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Supplemental Information  (unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of December 31, 2022	BlackRock Energy and Resources Trust (BGR)

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($12.53)(a)	5.60%
Current Monthly Distribution per Common Share(b)	$0.0585
Current Annualized Distribution per Common Share(b)	$0.7020

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$ 12.53	$ 9.48	32.17%	$ 13.63	$ 9.48
Net Asset Value	14.21	10.77	31.94	15.19	10.77

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2022 (continued)	BlackRock Energy and Resources Trust (BGR)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	38.51%	4.64%	2.51%
Trust at Market Price(a)(b)	38.76	4.28	2.15
MSCI World Energy Call Overwrite Index(c)	38.86	N/A	N/A
MSCI World Energy Index	46.01	5.63	3.48

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

An overweight in ConocoPhillips, which benefited from its increased focus on shareholder returns, was the largest positive contributor to the Trust’s performance in 2022. Overweights in companies that stood to benefit from rising liquified natural gas exports stemming from the war in Ukraine, including Cheniere Energy and Tourmaline Oil Corp., also helped results. The exploration and production company Hess Corp. was an additional contributor, due in part to its announcement of new offshore discoveries.

A zero weighting in Occidental Petroleum Corp., which capitalized on stronger oil prices to de-lever its balance sheet, was the largest detractor. An underweight in the oilfield services energy sub-sector detracted, as well. Zero weightings in Schlumberger NV and Halliburton Co. were the leading detractors in this regard.

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results during the reporting period. The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser managed the Trust’s overall sensitivity to oil prices given the market’s near-term concerns about oil demand at a time of rising interest rates. The investment adviser initiated new positions in integrated oil companies trading at relatively depressed valuations, which reduced the extent of the Trust’s underweight in Europe. It also sought to rotate the portfolio’s holdings in the midstream distribution industry, and it reduced the portfolio’s allocation to refiners later in the year following continued weakness in global consumer indicators.

Describe portfolio positioning at period end.

The investment adviser maintained a bias towards higher-quality producers that it expects will gain the largest benefit from strength in oil and gas prices. It was also positioned to capitalize on a potential resurgence in the oilfield services sector, as well as the need for increased liquified natural gas output to replace Russian gas exports to Europe.

As of December 31, 2022, the Trust had in place an option overwriting program whereby 36.6% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.1% out of the money) and for maturities averaging 54 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2022 (continued)	BlackRock Energy and Resources Trust (BGR)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Exxon Mobil Corp.	16.5%
Chevron Corp.	9.5
Shell PLC	9.4
ConocoPhillips	7.3
TotalEnergies SE	7.3
BP PLC	4.6
EOG Resources, Inc.	4.2
Canadian Natural Resources Ltd.	3.6
Williams Cos., Inc.	3.4
Valero Energy Corp.	3.3

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22

Oil, Gas & Consumable Fuels	95.3%
Energy Equipment & Services	3.3
Other*	1.4

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($17.12)(a)	6.97%
Current Monthly Distribution per Common Share(b)	$0.0995
Current Annualized Distribution per Common Share(b)	$1.1940

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$17.12	$22.12	(22.60)%	$22.12	$16.45
Net Asset Value	17.55	22.10	(20.59)	22.26	17.29

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

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Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(10.95)%	7.92%	10.52%
Trust at Market Price(a)(b)	(13.21)	8.43	11.47
MSCI USA Call Overwrite Index(c)	(16.26)	N/A	N/A
Russell 1000® Index	(19.13)	9.13	12.37

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The largest contribution to the Trust’s relative performance came from stock selection in the information technology (“IT”) sector. Notably, stock selection in software and IT services boosted relative returns. Stock selection in the consumer discretionary sector also contributed, as investment decisions in the multiline retail and automobiles industries proved additive. Other notable contributors included stock selection within financials and allocation decisions in the energy sector.

Conversely, investment decisions within the healthcare sector detracted the most from the Trust’s relative returns. Notably, the Trust’s lack of exposure to biotechnology and stock selection within the life sciences tools and services industry hurt relative performance. The Trust’s lack of exposure to utilities, which was based on the view that stock valuations in the sector were expensive, also weighed on relative results. Other notable detractors included allocation decisions in consumer staples, and at the industry level, the Trust’s overweight allocation to interactive media and services.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the reporting period.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the consumer staples, healthcare, and industrials sectors. The Trust reduced exposure to IT, communication services, and real estate.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were in IT, consumer discretionary, and healthcare. Relative to the benchmark, the Trust’s most significant overweight exposures were in the consumer discretionary, communication services, and financials sectors. The Trust maintained its most significant relative underweight sector exposures to IT, utilities, and consumer staples.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 53% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.9% out of the money) with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	6.1%
Alphabet, Inc.	4.0
Amazon.com, Inc.	3.9
Apple, Inc.	3.9
Berkshire Hathaway, Inc.	2.9
Comcast Corp.	2.8
Visa, Inc.	2.8
UnitedHealth Group, Inc.	2.7
Ross Stores, Inc.	2.7
Sanofi	2.4

SECTOR ALLOCATION

Sector(a)(b)	12/31/22

Information Technology	22.4%
Consumer Discretionary	14.6
Health Care	14.5
Financials	13.9
Communication Services	10.1
Industrials	9.1
Materials	5.0
Consumer Staples	4.8
Energy	4.3
Real Estate	1.3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($9.01)(a)	7.49%
Current Monthly Distribution per Common Share(b)	$0.0562
Current Annualized Distribution per Common Share(b)	$0.6744

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

The distribution rate is not constant and is subject to change. It does not include the distribution of undistributed income and/or capital gains from the Trust’s preceding fiscal year (commonly referred to as a “spillback distribution”).

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$9.01	$10.08	(10.62)%	$10.43	$8.08
Net Asset Value	8.74	10.23	(14.57)	10.55	8.42

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(3.71)%	6.13%	8.66%
Trust at Market Price(a)(b)	0.74	8.42	10.53
MSCI USA Value Call Overwrite Index(c)	(6.15)	N/A	N/A
Russell 1000® Value Index	(7.54)	6.67	10.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

Stock selection in the industrials sector made the largest contribution to the Trust’s relative performance. Notably, stock selection in the aerospace and defense and professional services industries boosted relative results. Stock selection in financials also lifted relative performance, as selection decisions in insurance and an overweight allocation to insurance proved additive. Other notable contributors included the Trust’s lack of exposure to real estate and its overweight allocation to energy.

Conversely, the largest detractor from relative returns came from stock selection in the healthcare sector. Security selection decisions in the healthcare equipment and supplies industry most notably weighed on total return. Allocation decisions in information technology (“IT”) also hurt relative results, particularly in regard to investment decisions in the IT services industry. Other notable detractors included allocation decisions in materials and stock selection within consumer staples.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the reporting period.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the energy, healthcare, and consumer staples sectors. The Trust reduced exposure to financials, industrials, and utilities.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were to the healthcare, financials, and IT sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were to the communication services, healthcare, and financials sectors. The Trust maintained its most significant relative underweight sector exposures to real estate, consumer staples, and industrials, maintaining no exposure to real estate at period end.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 50% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.4% out of the money) with an average time until expiration of 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Wells Fargo & Co.	2.9%
BP PLC	2.9
Citigroup, Inc.	2.8
Medtronic PLC	2.5
Enterprise Products Partners LP	2.4
Cognizant Technology Solutions Corp.	2.4
American International Group, Inc.	2.3
Laboratory Corp. of America Holdings	2.3
Willis Towers Watson PLC	2.3
General Motors Co.	2.2

SECTOR ALLOCATION

Sector(a)(b)	12/31/22
Health Care	22.4%
Financials	21.9
Information Technology	12.4
Energy	9.4
Consumer Discretionary	7.5
Consumer Staples	7.2
Industrials	7.0
Communication Services	6.6
Utilities	3.4
Materials	2.2

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($9.56)(a)	7.91%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$9.56	$12.18	(21.51)%	$12.40	$8.65
Net Asset Value	10.97	13.40	(18.13)	13.48	9.92

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(11.87)%	3.56%	5.72%
Trust at Market Price(a)(b)	(15.51)	1.87	5.75
MSCI ACWI Call Overwrite Index(c)	(16.57)	N/A	N/A
MSCI ACWI	(18.36)	5.23	7.98

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

Stock selection within the healthcare, communication services, and consumer discretionary sectors contributed the most to the Trust’s relative performance. At the individual stock level, three healthcare stocks were the top contributors, proving to be defensive in a bearish market environment. AbbVie Inc. contributed the most to relative performance, as it continued to execute well in commercializing drugs coming through its pipeline, such as Skyrizi and Rinvoq. AstraZeneca plc was also a solid contributor as its stock got a boost from weakness in the British pound against the U.S. dollar and from broader outperformance across the pharmaceutical industry. Investors have also increasingly appreciated AstraZeneca’s oncology pipeline, most notably in two drugs co-developed with Japan’s Daiichi Sankyo. Enhertu showed excellent results in fighting breast cancer, and the drug Dato-DXd has generated excitement for potential use in multiple indications, including lung cancer. Lastly, Novo Nordisk A/S contributed, as the drug company posted double-digit percentage sales growth across all geographies except China. Growing demand and limited supply of anti-obesity drug Wegovy also helped boost the stock price. Novo Nordisk’s CEO has promised to relaunch the drug with increased production in early 2023, reassuring investors that supply chain issues from earlier in 2022 have been resolved.

Conversely, security selection in the financials and consumer staples and allocation decisions in energy were the primary detractors from relative performance. Among individual stocks, Fidelity National Information Services detracted the most from relative returns, as the merchant-acquiring company reported extremely disappointing financial results for the latest quarter and delivered a downbeat outlook. Although volumes had recovered, revenue had failed to keep pace, resulting in lost market share in its small and medium-sized business segment. That segment made the greatest contribution to the company’s overall revenue, and the management had highlighted the need to restructure the business entirely. Despite the belief that this was a resilient business that could deliver consistent cash flow, the company’s competitive market position had proven to be weaker than anticipated. Given the wide range of outcomes and management’s lack of clarity concerning the future trajectory of margin levels for the merchant business, the Trust exited its holding.

Mediatek also detracted due to weaker consumer spending in hardware categories such as smartphones, which caused a slowdown in demand in China. The company had made significant investments in the latest-generation chips, which should have ultimately translated to market share gains among Chinese smartphone manufacturers. Nevertheless, the demand slowdown translated into weak share-price performance, and there had also been concerns that a global economic slowdown would also hurt end-market demand. The Trust remained confident in the company’s attractiveness, reflecting the view that some recovery in smartphone volume should lead to further normalization in demand.

Lastly, Taylor Wimpey also detracted. Political controversy in the United Kingdom had a negative impact on share prices, as a previous chancellor’s tax-cutting policies ultimately led to a significant increase in mortgage rates, which in turn adversely affected the volume outlook for the business. More recently, Taylor Wimpey’s comments on cost inflation of 9% to 10% driven by both labor and materials have raised concerns about how sustainable its profit margins are.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the reporting period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Trust added exposure to the energy, materials, and industrials sectors. The Trust reduced its exposure to information technology (“IT”), as well as to the utilities and consumer staples sectors.

T R U S T S U M M A R Y	17

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in IT and healthcare, driven by holdings in the IT services and pharmaceuticals industries respectively. The Trust had no exposure to the real estate sector. Regionally, the majority of the portfolio was listed in the United States or Europe, with significant exposure in the United Kingdom.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Microsoft Corp.	3.4%
Sanofi	3.1
Reckitt Benckiser Group PLC	3.1
AstraZeneca PLC	3.0
Philip Morris International, Inc.	2.8
AbbVie, Inc.	2.7
Prudential PLC	2.7
Industria de Diseno Textil SA	2.7
Citizens Financial Group, Inc.	2.6
Intuit, Inc.	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/22

United States	38.5%
United Kingdom	17.2
France	11.5
Switzerland	6.2
Ireland	4.4
Taiwan	4.2
Spain	2.7
Canada	2.2
Denmark	2.1
Sweden	2.0
Mexico	1.8
Portugal	1.7
Japan	1.5
Singapore	1.5
Netherlands	1.4
Indonesia	1.0
India	0.1

(a)	Excludes short-term securities and options written.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($5.02)(a)	8.08%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$ 5.02	$ 6.28	(20.06)%	$ 6.40	$ 4.34
Net Asset Value	5.78	6.81	(15.12)	6.84	4.98

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

T R U S T S U M M A R Y	19

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(8.33)%	3.38%	4.09%
Trust at Market Price(a)(b)	(13.67)	2.12	4.13
MSCI ACWI ex USA Call Overwrite Index(c)	(15.19)	N/A	N/A
MSCI ACWI ex USA Index	(16.00)	0.88	3.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

From a sector perspective, the Trust’s stock selection in financials, healthcare, and industrials contributed the most to returns. Among individual stocks, Novo Nordisk A/S was the top contributor, benefiting from rising momentum in prescription volumes for its GLP-1 drug. The pharmaceutical company largely worked through manufacturing problems, although it will take some time to resupply the market. BAE Systems also contributed, as the aerospace and defense company benefited from a more constructive industry environment generally, particularly after the Russian invasion of Ukraine prompted expectations that defense spending would increase. Lastly, Bankinter also contributed to relative performance, as the higher-rate environment added to its margin.

By contrast, underweight positions in materials and energy were the largest detractors from relative performance. Stock selection in consumer staples also detracted. Among individual stocks, Taiwanese semiconductor company Mediatek was the leading detractor, as it struggled amid challenges within the semiconductor value chain. Markets were concerned about weaker consumer spending, which could feed into weaker demand for consumer durables in China and thereby prevent Mediatek from gaining market share in Chinese smartphone markets. Taylor Wimpey also detracted, as shares of the United Kingdom homebuilder weakened as the mortgage market deteriorated. Rising interest rates weakened the outlook for sales volume. Lastly, Kering also detracted from relative performance, as multiple stock analysts downgraded target prices on the stock.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the period.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Trust reduced its exposure to information technology (“IT”), particularly within the IT services industry. It also reduced exposure to consumer staples, notably in the personal products and textile and apparel industries. Conversely, the Trust added exposure to the healthcare, consumer discretionary, and financials sectors.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in healthcare, industrials, and consumer staples. Regionally, the majority of the portfolio’s securities were listed in Europe, with particularly significant exposure in Europe excluding the United Kingdom.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 40.4% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.0% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Novo Nordisk A/S	4.2%
Reckitt Benckiser Group PLC	4.0
Diageo PLC	3.8
Prudential PLC	3.7
RELX PLC	3.6
LVMH Moet Hennessy Louis Vuitton SE	3.6
Ferguson PLC	3.4
Sanofi	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3
Kering SA	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/22
United Kingdom	23.8%
France	17.0
United States	10.0
Taiwan	5.5
Spain	5.3
Switzerland	4.8
Singapore	4.5
Denmark	4.2
Netherlands	3.9
Japan	3.3
India	3.2
Sweden	3.0
Canada	2.9
Mexico	2.7
China	2.3
Indonesia	2.0
Germany	1.6

(a)	Excludes short-term securities and options written.

T R U S T S U M M A R Y	21

Trust Summary as of December 31, 2022	BlackRock Health Sciences Trust (BME)

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($43.58)(a)	5.87%
Current Monthly Distribution per Common Share(b)	$0.2130
Current Annualized Distribution per Common Share(b)	$2.5560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$43.58	$48.50	(10.14)%	$48.50	$38.27
Net Asset Value	43.30	47.96	(9.72)	47.96	39.35

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Health Sciences Trust (BME)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.19)%	10.3%	13.54%
Trust at Market Price(a)(b)	(4.64)	9.96	13.55
MSCI USA Investable Market Index Health Care Call Overwrite Index(c)	(6.29)	N/A	N/A
Russell 3000® Health Care Index	(6.10)	11.38	14.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The global equity markets fell sharply in 2022, reflecting the combination of elevated inflation and rising interest rates. While defensive, large-cap stocks in the healthcare sector held up reasonably well, faster-growing companies—particularly those on the smaller end of the capitalization range—generally lagged the broader market.

Stock selection in the medical devices and supplies and biotechnology sub-sectors were the largest sector-level contributors to the Trust’s relative performance.

An overweight in the managed-care provider Cigna Corp., which benefited from investors’ flight to higher-quality stocks, was the leading individual contributor to the Trust’s relative performance. Additionally, the company delivered multiple strong earnings reports that demonstrated revenue growth across its health services businesses. An underweight in Moderna, Inc., which lagged due to slowing demand for COVID-19 vaccines, also helped performance. An out-of-benchmark position in the pharmaceutical giant AstraZeneca PLC was another top contributor. The company received approval for its breast cancer treatment from the Food and Drug Administration. Consistently strong quarterly financials and a robust oncology pipeline also supported the stock.

Security selection in the pharmaceuticals sub-sector was the largest detractor at the industry level. An underweight allocation to the sub-sector detracted, as well.

An underweight in biotechnology company AbbVie, Inc. was the most significant detractor. The company provided a positive outlook for 2023, highlighting strong demand for some of its flagship treatments. Similarly, underweights in the health insurance provider Humana, Inc. and the mega-cap pharmaceutical company Johnson & Johnson were key detractors.

The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s allocations to the pharmaceuticals and biotechnology sub-sectors increased, while its weighting in the health care providers and supplies and medical devices and supplies industries decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek opportunities in companies with attractive valuations, stable growth, and promising product pipelines over the medium-to-long term. It also considered new innovations and technological developments for selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries

The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized 2022. It believed the longer-term, secular drivers for the sector—innovation in medical technology and aging demographics in both developed and developing countries—remain in place. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the sector.

As of December 31, 2022, the Trust’s largest overweight position was in the biotechnology sub-sector. The investment adviser continued to seek compelling areas of innovation in biotech, particularly in oncology. The Trust also held an overweight position in the medical devices and supplies sub-sector, which the investment adviser believed

T R U S T S U M M A R Y	23

Trust Summary as of December 31, 2022 (continued)	BlackRock Health Sciences Trust (BME)

could benefit from easing supply chain concerns following China’s decision to end its zero-COVID policy. The Trust’s largest underweight was in the pharmaceuticals sub-sector, which could be vulnerable to a rotation back into riskier assets once investors gain more clarity regarding the macroeconomic environment.

As of December 31, 2022, the Trust had in place an option overwriting program whereby 35.6% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.5% out of the money) and for maturities averaging 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
UnitedHealth Group, Inc.	8.9%
Eli Lilly & Co.	5.8
Johnson & Johnson	5.5
Merck & Co., Inc.	4.3
Thermo Fisher Scientific, Inc.	4.1
Boston Scientific Corp.	3.4
Elevance Health, Inc.	3.2
Amgen, Inc.	3.2
Abbott Laboratories	3.1
Danaher Corp.	3.1

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22
Pharmaceuticals	24.5%
Biotechnology	21.9
Health Care Providers & Services	21.2
Health Care Equipment & Supplies	20.4
Life Sciences Tools & Services	11.8
Other*	0.2

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective

BlackRock Health Sciences Trust II’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BMEZ

Initial Offering Date	January 30, 2020

Current Distribution Rate on Closing Market Price as of December 31, 2022 ($15.43)(a)	11.28%

Current Monthly Distribution per Common Share(b)	$0.1450

Current Annualized Distribution per Common Share(b)	$1.7400

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$15.43	$25.36	(39.16)%	$25.59	$14.50

Net Asset Value	18.76	26.47	(29.13)	26.63	17.42

GROWTH OF $10,000 INVESTMENT

BMEZ commenced operations on January 30, 2020.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	25

Trust Summary as of December 31, 2022 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception	(a)

Trust at NAV(b)(c)	(21.66)%	4.80%

Trust at Market Price(b)(c)	(32.75)	(1.99)

MSCI Custom ACWI SMID Growth HC Call Overwrite Index(d)	(15.17)	(15.17)

MSCI ACWI 25% Call Overwrite Index(e)	(4.37)	11.29

MSCI ACWI	(18.36)	4.08

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets countries. The index commenced on March 31, 2022 and therefore the 1-year index return and since inception return presented are for the period March 31, 2022 through December 31, 2022.

(e)

An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level. Effective on March 31, 2022, this index was discontinued and the Trust changed its benchmark to the MSCI Custom ACWI SMID Growth HC Call Overwrite index. The investment adviser believes the new benchmark is a more appropriate benchmark for the Trust. Because the index was discontinued on March 31, 2022, the index returns presented are as follows: the 1-year return is for the period from January 1, 2022 through March 31, 2022 and the since inception return is for the period from January 30, 2020 through March 31, 2022.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The global equity markets fell sharply in 2022, reflecting the combination of elevated inflation and rising interest rates. While defensive, large-cap stocks in the healthcare sector held up reasonably well, faster-growing companies—particularly those on the smaller end of the capitalization range—generally lagged the broader market.

Security selection in the biotechnology sub-sector was the largest detractor from the Trust’s relative performance, followed by an underweight allocation to the medical devices and supplies sub-sector.

An overweight position in Masimo Corp. was the largest detractor at the individual security level. Masimo’s unexpected acquisition of the consumer electronics company Sound United was not well received by market participants. Investors struggled to see how the unlikely pairing would fit together given the latter company’s focus outside of medical technology.

An overweight in the biopharmaceutical company Kymera Therapeutics, Inc. which reported consistently weak earnings, further detracted. The Trust was also hurt by its overweight in the U.S. genetics testing company Natera, Inc. The stock declined after an unfavorable report from a short seller alleged that the company had deceptive billing practices and misleading testing results.

On the positive side, an overweight in the biotechnology industry and an underweight in healthcare providers and services industries contributed to performance.

An overweight position in Vertex Pharmaceuticals, Inc. was the largest individual contributor. The company reported consistently strong earnings and provided positive clinical trial results for a treatment for sickle cell disease. The Trust also benefited from an overweight in Imago Biosciences, Inc., which was acquired by Merck. An overweight in Daiichi Sankyo Co., Ltd. was an additional contributor. The Japanese biotechnology company received approval from the Food and Drug Administration for a breast cancer treatment it developed in partnership with AstraZeneca.

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s weightings the pharmaceuticals and biotechnology sub-sectors increased during the period, while its allocation to the medical devices and supplies and health care providers and services sub-sectors decreased.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Describe portfolio positioning at period end.

The investment adviser continued to seek opportunities in companies with attractive valuations, stable growth, and promising product pipelines over the medium-to-long term. It also considered new innovations and technological developments for selective growth opportunities in the biotechnology, pharmaceuticals and medical devices industries.

The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized 2022. It believed the longer-term, secular drivers for the sector—innovation in medical technology and aging demographics in both developed and developing countries—remain in place. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the sector.

The Trust’s largest weighting was in the biotechnology sub-sector as of year-end, reflecting the investment adviser’s view that many companies in the industry offered the combination of attractive valuations and robust fundamentals.

As of December 31, 2022, the Trust had in place an option overwriting program whereby 24% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 8.8% out of the money) and for maturities averaging 57 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Vertex Pharmaceuticals, Inc.	3.4%

Alcon, Inc.	2.5

Daiichi Sankyo Co. Ltd.	2.4

Alnylam Pharmaceuticals, Inc.	2.1

Dexcom, Inc.	2.1

Imago Biosciences, Inc.	2.0

Penumbra, Inc.	2.0

BioMarin Pharmaceutical, Inc.	1.9

Waters Corp.	1.9

Insulet Corp.	1.9

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22

Biotechnology	41.8%

Health Care Equipment & Supplies	26.3

Life Sciences Tools & Services	15.1

Pharmaceuticals	7.3

Health Care Providers & Services	6.9

Other*	2.6

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	27

Trust Summary as of December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Investment Objective

BlackRock Innovation and Growth Trust’s (BIGZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BIGZ

Initial Offering Date	March 29, 2021

Current Distribution Rate on Closing Market Price as of December 31, 2022 ($6.81)(a)	12.33%

Current Monthly Distribution per Common Share(b)	$0.0700

Current Annualized Distribution per Common Share(b)	$0.8400

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$6.81	$14.54	(53.16)%	$14.97	$6.48

Net Asset Value	8.82	16.72	(47.25)	16.72	8.50

GROWTH OF $10,000 INVESTMENT

BIGZ commenced operations on March 29, 2021.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception	(a)

Trust at NAV(b)(c)	(41.14)%	(31.66)%

Trust at Market Price(b)(c)	(47.74)	(41.01)

MSCI USA SMID Growth Call Overwrite Index (d)	(23.61)	N/A

Russell 2500™ Growth Index	(26.21)	(13.06)

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option. The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The largest detractor from relative performance from a sector perspective was the Trust’s security selection within the healthcare sector, most notably within the healthcare equipment and supplies industry. Within this space, Masimo Corp. and FIGS Inc. were the most significant detractors among individual stocks. Elsewhere in healthcare, an overweight position in life sciences tools and services company, 10X Genomics Inc. weighed on performance, due to its significant exposure to China and the potential impact on its business from worsening macroeconomic conditions and supply chain issues. Stock selection in the information technology (“IT”) sector also weighed on relative performance, mostly within the software industry, where positions in Bill.com Holdings Inc. and Siteminder Ltd. detracted. Lastly, positioning in the energy sector was a significant detractor, most notably due to the Trust’s lack of exposure to the oil, gas and consumable fuels sub-sector.

By contrast, positioning in the real estate sector was the largest contributor to relative performance at the sector level, particularly due to the Trust’s lack of investments in real estate management and development companies. Within industrials, positioning in the aerospace and defense industry was a substantial contributor, stemming largely from an overweight allocation to technology and non-lethal weapons specialist Axon Enterprise Inc. The Trust’s lack of exposure to the media industry within communication services also boosted relative performance, most notably by avoiding programmatic marketing automation technology provider Trade Desk Inc. Lastly, the Trust’s lack of positions in the consumer finance sector boosted relative performance, specifically avoiding AI-powered lending platform company Upstart Holdings Inc.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the period.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Due to a combination of market changes and portfolio activity since then, the Trust’s exposure to financials and consumer discretionary stocks increased. Conversely, the Trust’s exposure to the healthcare and IT sectors decreased. The Trust also added four new privately held companies during the year, increasing its allocation from 18% to 28% as the management team continued to increase exposure to this investment segment.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweight positions in the public equity portion of the portfolio were in the IT and consumer discretionary sectors, while the largest underweight positions were in industrials and materials.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 11.3% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 10% out of the money) with an average time until expiration of 61 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	29

Trust Summary as of December 31, 2022 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Axon Enterprise, Inc.	3.9%

Five9, Inc.	2.9

Planet Fitness, Inc.	2.9

Tradeweb Markets, Inc.	2.6

Entegris, Inc.	2.5

The Production Board LLC.	2.3

Monolithic Power Systems, Inc.	2.3

Fox Factory Holding Corp.	2.2

Paylocity Holding Corp.	2.2

HEICO Corp.	2.1

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22

Software	22.5%

Semiconductors & Semiconductor Equipment	11.9

Life Sciences Tools & Services	9.0

Aerospace & Defense	7.8

Hotels, Restaurants & Leisure	6.6

Capital Markets	5.9

IT Services	4.7

Diversified Consumer Services	3.0

Health Care Technology	2.9

Health Care Equipment & Supplies	2.5

Internet & Direct Marketing Retail	2.4

Auto Components	2.2

Biotechnology	2.1

Interactive Media & Services	2.0

Road & Rail	2.0

Entertainment	1.8

Leisure Products	1.8

Machinery	1.6

Food Products	1.3

Wireless Telecommunication Services	1.2

Internet Software & Services	1.2

Air Freight & Logistics	1.1

Other*	2.5

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCX

Initial Offering Date	March 30, 2011

Current Distribution Rate on Closing Market Price as of December 31, 2022 ($9.97)(a)	6.23%

Current Monthly Distribution per Common Share(b)	$0.0518

Current Annualized Distribution per Common Share(b)	$0.6216

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$9.97	$9.35	6.63%	$11.53	$8.09

Net Asset Value	11.23	10.21	9.99	12.11	9.15

GROWTH OF $10,000 INVESTMENT

(a) Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.

(b)

An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

T R U S T S U M M A R Y	31

Trust Summary as of December 31, 2022 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	16.31%	8.18%	4.96%

Trust at Market Price(a)(b)	12.76	7.46	5.15

MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	10.21	N/A	N/A

S&P Global Natural Resources Net Index	9.59	6.64	4.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Natural resource equities performed well in 2022 thanks to rising commodity prices and investors’ preference for stocks with the potential to offset the effects of inflation.

An overweight position in the diversified miner Glencore PLC was a notable contributor to the Trust’s performance during the reporting period. The lack of a positions in Russian mining company Norilsk Nickel PJSC also helped performance, as the value of the stock was written down to zero in the benchmark. The exploration and production company Hess Corp. was an additional contributor, thanks in part to its announcement of new offshore discoveries. An overweight in ConocoPhillips, which benefited from its increased focus on shareholder returns, further aided results.

Positions in the Russian companies Polyus PJSC and Gazprom PJSC—which also were written down to near zero in late February 2022—were the largest detractors from performance. Russian companies have always been part of the Trust’s investment universe, and the investment adviser believed both companies had high-quality assets. However, the investment adviser did not anticipate either a full-scale invasion of Ukraine or the events that followed. A position in the Dutch nutrition company Koninklijke DSM N.V. also underperformed even though it launched three new business lines in its animal nutrition and health business. A zero weighting in Occidental Petroleum Corp., which outperformed as it capitalized on stronger oil prices to de-lever its balance sheet, was another key detractor.

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy marginally detracted from performance during the reporting period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser decreased the extent of the Trust’s overweight in the energy sector in response to volatility in oil prices. However, the supply of fossil fuels has been curtailed at a faster rate than demand has been eroded, creating support for prices. While the Russia-Ukraine crisis exacerbated the supply issues, the trend was underway many months before the invasion.

The investment adviser increased the Trust’s weighting in the mining sector, moving the allocation from an underweight to an overweight. This shift reflected the investment adviser’s view that demand for a range of commodities—such as copper, lithium and steel—could potentially be boosted by the accelerated adoption of lower-carbon technologies, like wind and solar.

In the agriculture sector, improving crop prices appear likely to benefit upstream companies such as those in the agriculture equipment and fertilizer industries. The investment adviser also continued to identify structural growth opportunities in the nutrition area.

Describe portfolio positioning at period end.

As the close of the period, 35.7% of the portfolio was invested in the energy sector, 35.7% in the mining sector and 26.0% in the agriculture sector, and 2.6% was held in cash.

As of December 31, 2022, the Trust had in place an option overwriting program whereby 30.7% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.8% out of the money) and for maturities averaging 51 days.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Glencore PLC	7.7%

Shell PLC	6.7

Exxon Mobil Corp	5.7

TotalEnergies SE	5.2

BHP Group Ltd.	4.3

Nutrien Ltd.	4.0

Vale SA	3.9

BP PLC	3.8

Teck Resources Ltd.	3.6

Deere & Co.	3.3

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22

Metals & Mining	36.1%

Oil, Gas & Consumable Fuels	35.8

Chemicals	11.5

Food Products	8.0

Machinery	6.1

Paper & Forest Products	2.1

Containers & Packaging*	0.4

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	33

Trust Summary as of December 31, 2022	BlackRock Science and Technology Trust (BST)

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BST

Initial Offering Date	October 30, 2014

Current Distribution Rate on Closing Market Price as of December 31, 2022 ($28.37)(a)	10.57%

Current Monthly Distribution per Common Share(b)	$0.2500

Current Annualized Distribution per Common Share(b)	$3.0000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$28.37	$49.97	(43.23)%	$50.99	$28.07

Net Asset Value	29.11	52.40	(44.45)	52.59	28.47

GROWTH OF $10,000 INVESTMENT

BST commenced operations on October 30, 2014.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Science and Technology Trust (BST)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	(39.56)%	9.05%	13.08%

Trust at Market Price(b)(c)	(38.23)	9.32	12.09

MSCI ACWI Information Technology Call Overwrite Index(d)	(29.62)	N/A	N/A

MSCI ACWI Information Technology Index	(31.07)	12.08	14.55

(a)	BST commenced operations on October 30, 2014.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The largest detractor from the Trust’s relative performance at the sub-sector level was security selection within the services and internet sub-sectors. At the individual position level, the Trust’s off-benchmark position in privately held buy-now-pay-later company Klarna Inc. was the largest detractor from relative performance. The fintech company’s latest funding round had a significantly lower implied valuation, and Klarna subsequently announced layoffs to protect its margins. Elsewhere, an off-benchmark position in electric vehicle (“EV”) manufacturer Tesla Inc. was another notable detractor. During the third quarter of 2022, CEO Elon Musk completed his purchase of social media company Twitter, leading to investor concerns that Tesla’s management team was distracted. Additionally, the stock declined in anticipation of slowing EV sales during a potential recession. Lastly, an underweight position in Apple Inc. was among the most significant detractors. Apple continued to report strong earnings throughout the period, with record revenue in the first quarter of 2022 and better-than-anticipated financial results in the second and third quarters. The company also benefited from investors’ broader flight to quality and to mega-cap stocks within equity markets during the volatile period.

Conversely, an underweight allocation to the semiconductors sub-sector and an overweight allocation to new industries were the most significant contributors to the Trust’s relative performance. An underweight position in semiconductor chip manufacturer Nvidia Corp. was the largest contributor to relative performance among individual positions. Market participants grew concerned about the sustainability of Nvidia’s sales momentum, given a potential downturn in consumer spending and its impact on Nvidia’s gaming business. Elsewhere, an off-benchmark position in privately held GrubMarket also contributed. The food delivery company acquired two produce software providers during the summer, increasing the company’s valuation and paving the way for future growth into new markets. Lastly, an off-benchmark position in privately held PsiQuantum contributed to relative returns. The world’s largest quantum computing company received a grant from the United States government during the fall of 2022 to support further development of the first quantum computer.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Trust increased its exposure to the semiconductors and hardware sub-sectors. It decreased exposure to the internet sub-sector. Exposure to the software and services sub-sectors was largely unchanged. From a regional perspective, the Trust’s allocation to the United States increased, while exposure to China and other emerging markets decreased.

Describe portfolio positioning at period end.

At period end, the Trust held 29% of its net asset value in the software sub-sector, 22% in semiconductors, 17% in services, 15% in internet, 5% in new industries, and 2% in content & infrastructure. These industry exposures were the result of bottom-up stock selection.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 32% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 8.5% out of the money) with an average time until expiration of 47 days.

T R U S T S U M M A R Y	35

Trust Summary as of December 31, 2022 (continued)	BlackRock Science and Technology Trust (BST)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Apple, Inc.	6.7%

Microsoft Corp.	6.6

Mastercard, Inc.	3.5

Visa, Inc.	2.8

ASML Holding NV	2.4

Cadence Design Systems, Inc.	1.8

Bolt Financial, Inc.	1.8

Wolfspeed, Inc.	1.7

Soitec SA	1.7

Grubmarket, Inc.	1.6

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22

Software	29.2%

Semiconductors & Semiconductor Equipment	22.1

IT Services	16.9

Technology Hardware, Storage & Peripherals	7.2

Interactive Media & Services	4.6

Internet & Direct Marketing Retail	2.8

Electronic Equipment, Instruments & Components	2.4

Entertainment	2.4

Road & Rail	2.0

Food & Staples Retailing	1.6

Automobiles	1.3

Chemicals	1.2

Food Products	1.0

Other*	5.3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

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Trust Summary as of December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($15.64)(a)	14.73%
Current Monthly Distribution per Common Share(b)	$0.1920
Current Annualized Distribution per Common Share(b)	$2.3040

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$15.64	$38.94	(59.84)%	$39.04	$15.34
Net Asset Value	19.53	38.82	(49.69)	38.84	19.08

GROWTH OF $10,000 INVESTMENT

BSTZ commenced operations on June 27, 2019.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	37

Trust Summary as of December 31, 2022 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)

Trust at NAV(b)(c)	(43.98)%	7.03%

Trust at Market Price(b)(c)	(55.27)	0.47

MSCI Custom ACWI SMID Growth IT Call Overwrite Index(d)	(20.87)	(20.87)

MSCI ACWI 25% Call Overwrite Index(e)	(4.37)	12.29

MSCI ACWI	(18.36)	6.11

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An index representing the Information Technology (IT) sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets. The index commenced on March 31, 2022 and therefore the 1-year index return and since inception return presented are for the period March 31, 2022 through December 31, 2022.

(e)

An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level. Effective on March 31, 2022, this index was discontinued and the Trust changed its benchmark to the MSCI Custom ACWI SMID Growth IT Call Overwrite index. The investment adviser believes the new benchmark is a more appropriate benchmark for the Trust. Because the index was discontinued on March 31, 2022, the index returns presented are as follows: the 1-year return is for the period from January 1, 2022 through March 31, 2022 and the since inception return is for the period from June 27, 2019 through March 31, 2022.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The largest detractor from the Trust’s relative performance at the sub-sector level was security selection within the services and software sub-sectors. At the individual position level, the Trust’s off-benchmark position in privately held buy-now-pay-later company Klarna Inc. was the largest detractor from relative performance. The fintech company’s latest funding round had a significantly lower implied valuation, and Klarna subsequently announced layoffs to protect its margins. Elsewhere, an off-benchmark position in electric vehicle (EV) manufacturer Tesla Inc. was another notable detractor. During the third quarter of 2022, CEO Elon Musk completed his purchase of social media company Twitter, leading to investor concerns that Tesla’s management team was distracted. Additionally, the stock declined in anticipation of slowing EV sales in a potential recession. Lastly, an overweight position in semiconductor manufacturer Marvell Technology was among the most significant detractors. Negative returns were driven primarily by a decline from the stock’s record-high valuations in 2021. Marvell’s ratio of enterprise value to earnings before interest, taxes, depreciation, and amortization fell by roughly half, dropping from 31 at the end of 2021 to 16 at the end of 2022. This drop came despite continued strength in revenue, margin growth, and market share.

Conversely, overweight allocations to the new industries and services sub-sectors were the most significant contributors to the Trust’s relative performance. An off-benchmark position in privately held GrubMarket was the largest contributor at the individual position level, as the food delivery company acquired two produce software providers during the summer, increasing the company’s valuation and paving the way for future growth into new markets. Elsewhere, an overweight position in Credo Technology also contributed to relative returns. The semiconductor company provides solutions for the data infrastructure market and was one of the few major technology companies to complete an initial public offering in 2022. Over the period, Credo Technology reported positive revenue growth and provided strong earnings guidance. Lastly, an off-benchmark position in privately held PsiQuantum contributed to returns. The world’s largest quantum computing company received a grant from the United States government during the fall of 2022 to support further development of the first quantum computer.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance.

The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Trust reduced its exposure to high-multiple, high-growth companies. It increased exposure to high-quality, economically stable stocks that may prove more resilient amid continuing economic uncertainty, including those within the hardware and semiconductor sub-sectors. Over the long-term, we have continued to focus on companies that are exposed to long-term secular demand. This includes companies seeing heightened demand from the migration to remote work and increased adoption of emerging technologies, such as artificial intelligence, cloud computing, digital transformation, and e-commerce.

During the period, the Trust did not make any new investments in privately held technology companies.

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Trust Summary as of December 31, 2022 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Describe portfolio positioning at period end.

The Trust continued to perform due diligence on multiple new opportunities with the expectation of managing exposure to private investments over the coming quarters, given the current allocation to private equity. As of December 31, 2022, the Trust held 22 private investments, comprising 33.2% of total assets for a total commitment of approximately $508 million.

At period end, the Trust held 29% of assets in software, 26% in semiconductors, 13% in services, 11% in internet, 10% in hardware, 7% in new industries, and 3% in content and infrastructure. These industry exposures were the result of bottom-up stock selection.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 25.9% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 10.0% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	39

Trust Summary as of December 31, 2022 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
ByteDance Ltd.	3.4%
Databricks, Inc.	3.1
Credo Technology Group Holding Ltd.	2.9
Synopsys, Inc.	2.7
SambaNova Systems, Inc.	2.7
PsiQuantum Corp.	2.7
GrubMarket, Inc.	2.6
Wolfspeed, Inc.	2.1
Soitec SA.	2.1
Lasertec Corp.	2.0

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22
Semiconductors & Semiconductor Equipment	27.2%
Software	24.1
IT Services	14.0
Interactive Media & Services	5.5
Electronic Equipment, Instruments & Components	4.5
Entertainment	3.0
Food & Staples Retailing	2.6
Technology Hardware, Storage & Peripherals	2.3
Internet & Direct Marketing Retail	2.1
Hotels, Restaurants & Leisure	1.7
Electrical Equipment	1.6
Road & Rail	1.5
Diversified Consumer Services	1.5
Automobiles	1.5
Media	1.4
Food Products	1.1
Banks	1.1
Professional Services	1.0
Other*	2.3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

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Trust Summary as of December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($20.77)(a)	6.99%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low
Closing Market Price	$ 20.77	$ 26.62	(21.98)%	$ 27.28	$ 19.02
Net Asset Value	22.37	25.86	(13.50)	25.86	19.61

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	41

Trust Summary as of December 31, 2022 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(7.73)%	8.13%	8.70%
Trust at Market Price(a)(b)	(16.78)	6.04	8.99
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	(14.81)	N/A	N/A
MSCI ACWI	(18.36)	5.23	7.98

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 5- and 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s relative performance based on NAV:

What factors influenced performance?

The largest contributor to relative returns was the Trust’s position in U.S. solar and renewable power companies, such as First Solar, following positive regulatory news from delayed implementation of the U.S. anti-circumvention rules. More importantly, the passing of the United States Inflation Reduction Act is expected to produce a significant increase in demand for U.S. solar technology and drive manufacturing of sustainable energy technologies back onshore. Elsewhere, wind turbine manufacturer Vestas ended the year strongly after reporting a significant increase in order intake. The group confirmed installation of a prototype of its largest 15-megawatt turbine for the offshore market, which is expected to see accelerating investment in Europe. Lastly, clean power utility RWE contributed positively. Investors viewed warmer weather and higher natural gas storage levels as reducing the risk of further political intervention.

The largest detractors from relative returns were the Trust’s positions in industrial energy efficiency companies, such as Kingspan and Schneider Electric, both of which saw share prices fall as wider economic growth expectations deteriorated. Wind power companies China Longyuan Power also detracted due to weakness in the Chinese wind farm industry. Concerns over the timeline of asset injections of renewable energy assets from its parent company also weighed on returns. Lastly, an overweight allocation to TC Energy detracted, due to a cost overrun at one of its pipeline projects.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

At the beginning of the period, the Trust moved to reduce its exposure to more economically sensitive companies following the Fed’s commitment to raise interest rates to combat inflation and after Russia’s invasion of Ukraine in February 2022. The Trust increased exposure to companies viewed as better able to maintain earnings growth in a more challenging economic environment, as well as in companies that would see fewer impacts from rising input costs. This included adding to positions in clean power utility and industrial efficiency companies.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for 50.3% of the Trust’s assets. The Trust had 27.7% and 10.1% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of December 31, 2022, the Trust had an options overwriting program in place whereby 33.9% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.5% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2022 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
NextEra Energy, Inc.	8.4%
Enel SpA	4.2
RWE AG	4.0
Waste Management, Inc.	3.1
Sempra Energy	3.1
American Electric Power Co., Inc.	3.1
Vinci SA	3.0
Vestas Wind Systems A/S	3.0
Williams Cos., Inc.	2.8
Kinder Morgan, Inc.	2.7

INDUSTRY ALLOCATION

Industry(a)(b)	12/31/22
Electric Utilities	29.9%
Multi-Utilities	11.8
Oil, Gas & Consumable Fuels	10.3
Independent Power and Renewable Electricity Producers	9.6
Electrical Equipment	6.7
Building Products	6.0
Semiconductors & Semiconductor Equipment	5.4
Machinery	5.3
Commercial Services & Supplies	5.2
Construction & Engineering	5.0
Chemicals	3.9
Electronic Equipment, Instruments & Components	0.9

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	43

Schedule of Investments December 31, 2022	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 3.3%
Patterson-UTI Energy, Inc.(a)	118,150	$1,989,646
Schlumberger Ltd.(a)	123,600	6,607,656
Tenaris SA	264,500	4,638,722

		13,236,024

Food Products — 0.4%
Darling Ingredients, Inc.(a)(b)	29,124	1,822,871

Metals & Mining — 0.9%
Glencore PLC	513,550	3,424,682

Oil, Gas & Consumable Fuels — 94.2%
ARC Resources Ltd.	319,380	4,304,789
BP PLC	3,130,300	18,061,648
Canadian Natural Resources Ltd.	257,859	14,319,364
Cenovus Energy, Inc.	518,806	10,065,756
Cheniere Energy, Inc.(a)	44,050	6,605,738
Chevron Corp.(a)	208,920	37,499,051
ConocoPhillips(a)	244,893	28,897,329
Diamondback Energy, Inc.(a)	53,400	7,304,052
Eni SpA	578,150	8,220,981
EOG Resources, Inc.(a)	128,129	16,595,268
Exxon Mobil Corp.(a)(c)	590,545	65,137,113
Galp Energia SGPS SA	384,850	5,191,865
Gazprom PJSC(d)	879,200	119
Hess Corp.(a)	82,390	11,684,550
Kinder Morgan, Inc.(a)	486,900	8,803,152
Kosmos Energy Ltd.(a)(b)	495,584	3,151,914
Marathon Petroleum Corp.(a)	87,125	10,140,479
Ovintiv, Inc.(a)	75,350	3,820,998
Santos Ltd.	926,136	4,554,918
Shell PLC, ADR(a)	651,022	37,075,703
TC Energy Corp.	317,200	12,645,832
TotalEnergies SE	457,498	28,718,584

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tourmaline Oil Corp.	120,033	$6,056,613
Valero Energy Corp.(a)	101,374	12,860,306
Williams Cos., Inc.(a)	413,132	13,592,043

		375,308,165

Total Long-Term Investments — 98.8% (Cost: $255,848,980)		393,791,742

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(e)(f)	7,695,475	7,695,475

Total Short-Term Securities — 1.9% (Cost: $7,695,475)		7,695,475

Total Investments Before Options Written — 100.7% (Cost: $263,544,455)		401,487,217

Options Written — (0.6)% (Premiums Received: $(4,901,028))		(2,475,779)

Total Investments, Net of Options Written — 100.1% (Cost: $258,643,427)		399,011,438
Liabilities in Excess of Other Assets — (0.1)%		(518,854)

Net Assets — 100.0%		$398,492,584

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,725,280	$4,970,195	(a)	$—	$—	$—	$7,695,475	7,695,475	$93,963	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Chevron Corp.	473	01/06/23	USD	180.00	USD	8,490	$(111,628)
ConocoPhillips	122	01/06/23	USD	132.00	USD	1,440	(976)

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Exxon Mobil Corp.	246	01/06/23	USD	113.00	USD	2,713	$(14,391)
Hess Corp.	146	01/06/23	USD	148.00	USD	2,071	(11,315)
Kinder Morgan, Inc.	517	01/06/23	USD	19.00	USD	935	(776)
Marathon Petroleum Corp.	155	01/06/23	USD	124.00	USD	1,804	(2,713)
Valero Energy Corp.	124	01/06/23	USD	136.00	USD	1,573	(2,790)
Williams Cos., Inc.	154	01/06/23	USD	34.00	USD	507	(1,540)
Williams Cos., Inc.	464	01/06/23	USD	35.00	USD	1,527	(4,640)
Chevron Corp.	74	01/13/23	USD	185.00	USD	1,328	(13,357)
ConocoPhillips	160	01/13/23	USD	129.00	USD	1,888	(6,560)
EOG Resources, Inc.	142	01/13/23	USD	139.50	USD	1,839	(9,940)
Exxon Mobil Corp.	556	01/13/23	USD	109.00	USD	6,133	(184,870)
Hess Corp.	168	01/13/23	USD	148.00	USD	2,383	(32,760)
Kinder Morgan, Inc.	639	01/13/23	USD	18.50	USD	1,155	(11,502)
Marathon Petroleum Corp.	177	01/13/23	USD	115.00	USD	2,060	(71,685)
Valero Energy Corp.	137	01/13/23	USD	133.00	USD	1,738	(21,577)
Williams Cos., Inc.	154	01/13/23	USD	34.00	USD	507	(3,850)
Williams Cos., Inc.	519	01/13/23	USD	35.00	USD	1,708	(3,893)
ARC Resources Ltd.	331	01/20/23	CAD	21.50	CAD	604	(1,222)
ARC Resources Ltd.	255	01/20/23	CAD	20.50	CAD	465	(1,883)
Canadian Natural Resources Ltd.	180	01/20/23	CAD	80.00	CAD	1,353	(7,112)
Cenovus Energy, Inc.	316	01/20/23	CAD	31.00	CAD	830	(1,050)
Cheniere Energy, Inc.	122	01/20/23	USD	175.00	USD	1,830	(3,050)
ConocoPhillips	225	01/20/23	USD	130.00	USD	2,655	(13,275)
ConocoPhillips	225	01/20/23	USD	120.00	USD	2,655	(72,562)
Darling Ingredients, Inc.	58	01/20/23	USD	90.00	USD	363	(4,350)
Diamondback Energy, Inc.	73	01/20/23	USD	166.19	USD	998	(1,095)
EOG Resources, Inc.	171	01/20/23	USD	132.20	USD	2,215	(54,720)
Exxon Mobil Corp.	1,160	01/20/23	USD	115.00	USD	12,795	(138,040)
Kosmos Energy Ltd.	555	01/20/23	USD	7.50	USD	353	(2,775)
Ovintiv, Inc.	71	01/20/23	USD	65.00	USD	360	(888)
Patterson-UTI Energy, Inc.	232	01/20/23	USD	20.00	USD	391	(5,800)
Shell PLC, ADR	614	01/20/23	USD	57.50	USD	3,497	(70,610)
TC Energy Corp.	598	01/20/23	CAD	64.00	CAD	3,228	(2,650)
Tourmaline Oil Corp.	273	01/20/23	CAD	84.25	CAD	1,865	(1,512)
Valero Energy Corp.	124	01/20/23	USD	140.00	USD	1,573	(9,796)
Williams Cos., Inc.	279	01/20/23	USD	34.00	USD	918	(11,160)
Chevron Corp.	246	01/27/23	USD	180.00	USD	4,415	(146,370)
ConocoPhillips	183	01/27/23	USD	121.00	USD	2,159	(65,880)
EOG Resources, Inc.	173	01/27/23	USD	135.50	USD	2,241	(48,872)
Exxon Mobil Corp.	259	01/27/23	USD	111.00	USD	2,857	(86,117)
Kinder Morgan, Inc.	640	01/27/23	USD	18.00	USD	1,157	(38,720)
Schlumberger Ltd.	235	01/27/23	USD	57.00	USD	1,256	(29,140)
ARC Resources Ltd.	636	02/17/23	CAD	19.00	CAD	1,161	(46,737)
Canadian Natural Resources Ltd.	366	02/17/23	CAD	86.00	CAD	2,752	(15,002)
Canadian Natural Resources Ltd.	363	02/17/23	CAD	84.00	CAD	2,729	(23,056)
Cenovus Energy, Inc.	321	02/17/23	CAD	29.00	CAD	843	(17,781)
Cheniere Energy, Inc.	45	02/17/23	USD	173.07	USD	675	(7,447)
Darling Ingredients, Inc.	36	02/17/23	USD	66.00	USD	225	(9,070)
Diamondback Energy, Inc.	130	02/17/23	USD	145.00	USD	1,778	(62,400)
Kosmos Energy Ltd.	549	02/17/23	USD	7.29	USD	349	(15,451)
Ovintiv, Inc.	216	02/17/23	USD	51.50	USD	1,095	(84,267)
Patterson-UTI Energy, Inc.	197	02/17/23	USD	19.00	USD	332	(13,298)
Shell PLC, ADR	577	02/17/23	USD	60.00	USD	3,286	(66,355)
TC Energy Corp.	598	02/17/23	CAD	58.00	CAD	3,228	(19,212)
Tourmaline Oil Corp.	184	02/17/23	CAD	82.00	CAD	1,257	(11,483)
Canadian Natural Resources Ltd.	71	03/17/23	CAD	80.00	CAD	534	(14,971)
Cenovus Energy, Inc.	1,335	03/17/23	CAD	27.00	CAD	3,507	(187,827)
Kosmos Energy Ltd.	560	03/17/23	USD	6.15	USD	356	(47,094)

							$(1,970,863)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	BlackRock Energy and Resources Trust (BGR)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Eni SpA	Morgan Stanley & Co. International PLC	122,000	01/05/23	EUR	14.57	EUR	1,621	$(145)
Santos Ltd.	Morgan Stanley & Co. International PLC	36,550	01/05/23	AUD	7.58	AUD	261	(66)
Shell PLC, ADR	Barclays Bank PLC	65,800	01/05/23	USD	58.93	USD	3,747	(7,587)
Shell PLC, ADR	JPMorgan Chase Bank N.A.	61,400	01/05/23	USD	56.33	USD	3,497	(72,279)
BP PLC	Morgan Stanley & Co. International PLC	619,300	01/10/23	GBP	5.10	GBP	2,941	(3,467)
Santos Ltd.	Goldman Sachs International	148,600	01/11/23	AUD	7.44	AUD	1,061	(3,538)
TotalEnergies SE	Royal Bank of Canada	33,063	01/11/23	EUR	60.77	EUR	1,939	(9,894)
Tenaris SA	Royal Bank of Canada	68,500	01/13/23	EUR	17.22	EUR	1,116	(7,396)
Galp Energia SGPS SA	Goldman Sachs International	73,100	01/17/23	EUR	12.21	EUR	922	(46,611)
TotalEnergies SE	Morgan Stanley & Co. International PLC	104,700	01/17/23	EUR	58.51	EUR	6,141	(144,469)
Eni SpA	Goldman Sachs International	91,900	01/31/23	EUR	13.59	EUR	1,221	(27,859)
Santos Ltd.	JPMorgan Chase Bank N.A.	166,800	01/31/23	AUD	7.60	AUD	1,191	(10,353)
Galp Energia SGPS SA	Goldman Sachs International	73,100	02/01/23	EUR	12.21	EUR	922	(55,850)
BP PLC	Morgan Stanley & Co. International PLC	642,000	02/02/23	GBP	4.92	GBP	3,049	(74,665)
Tenaris SA	Goldman Sachs International	30,300	02/02/23	EUR	17.05	EUR	493	(11,122)
TotalEnergies SE	Goldman Sachs International	32,513	02/02/23	EUR	60.76	EUR	1,907	(29,615)

								$(504,916)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,772,102	$(346,853)	$(2,475,779)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$2,475,779	$—	$—	$—	$2,475,779

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,290,525)	$—	$—	$—	$(1,290,525)
Options written	—	—	(20,422,274)	—	—	—	(20,422,274)

	$—	$—	$(21,712,799)	$—	$—	$—	$(21,712,799)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$1,104,316	$—	$—	$—	$1,104,316

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,178,025

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Energy and Resources Trust (BGR)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$2,475,779

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,475,779

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,970,863)

Total derivative assets and liabilities subject to an MNA	$—	$504,916

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$7,587	$—	$—	$—	$7,587
Goldman Sachs International	174,595	—	—	—	174,595
JPMorgan Chase Bank N.A	82,632	—	—	—	82,632
Morgan Stanley & Co. International PLC	222,812	—	(222,812)	—	—
Royal Bank of Canada	17,290	—	—	—	17,290

	$504,916	$—	$(222,812)	$—	$282,104

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$8,597,302	$4,638,722	$—	$13,236,024
Food Products	1,822,871	—	—	1,822,871
Metals & Mining	—	3,424,682	—	3,424,682
Oil, Gas & Consumable Fuels	310,560,050	64,747,996	119	375,308,165
Short-Term Securities
Money Market Funds	7,695,475	—	—	7,695,475

	$328,675,698	$72,811,400	$119	$401,487,217

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,807,534)	$(668,245)	$—	$(2,475,779)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 1.3%
Aptiv PLC(a)	106,700	$9,936,971

Automobiles — 1.5%
General Motors Co.(b)	355,591	11,962,081

Banks — 3.0%
First Citizens BancShares, Inc., Class A	11,860	8,994,150
JPMorgan Chase & Co.(b)	103,311	13,854,005

		22,848,155

Beverages — 1.7%
Monster Beverage Corp.(a)	128,830	13,080,110

Capital Markets — 3.4%
Charles Schwab Corp.	149,540	12,450,701
Intercontinental Exchange, Inc.(b)	132,007	13,542,598

		25,993,299

Chemicals — 3.5%
Axalta Coating Systems Ltd.(a)	341,375	8,694,821
Corteva, Inc.(b)	314,158	18,466,207

		27,161,028

Communications Equipment — 2.0%
Ciena Corp.(a)	296,642	15,122,809

Consumer Finance — 0.9%
Capital One Financial Corp.(b)	72,610	6,749,826

Containers & Packaging — 1.5%
Sealed Air Corp.(b)	231,110	11,527,767

Diversified Financial Services — 3.3%
Berkshire Hathaway, Inc., Class B(a)(b)	71,408	22,057,931
Voya Financial, Inc.	62,750	3,858,498

		25,916,429

Entertainment — 0.7%
World Wrestling Entertainment, Inc., Class A(b)	83,324	5,709,360

Food Products — 1.8%
Mondelez International, Inc., Class A(b)	207,110	13,803,881

Health Care Providers & Services — 8.0%
Elevance Health, Inc.	23,005	11,800,875
Humana, Inc.(b)	25,548	13,085,430
Laboratory Corp. of America Holdings(b)	66,265	15,604,082
UnitedHealth Group, Inc.(b)	39,893	21,150,471

		61,640,858

Health Care Technology — 0.8%
Veeva Systems, Inc., Class A(a)(b)	37,786	6,097,905

Hotels, Restaurants & Leisure — 1.1%
Las Vegas Sands Corp.(a)(b)	183,868	8,838,535

Insurance — 3.3%
Progressive Corp.	105,430	13,675,326
Reinsurance Group of America, Inc.(b)	84,970	12,073,387

		25,748,713

Interactive Media & Services(a) — 5.7%
Alphabet, Inc., Class A	352,800	31,127,544
Meta Platforms, Inc., Class A(b)	107,439	12,929,209

		44,056,753

Security	Shares	Value

Internet & Direct Marketing Retail — 3.9%
Amazon.com, Inc.(a)(b)	361,750	$30,387,000

IT Services — 6.8%
Cognizant Technology Solutions Corp., Class A	133,320	7,624,571
Fidelity National Information Services, Inc.	178,851	12,135,040
FleetCor Technologies, Inc.(a)	60,870	11,180,602
Visa, Inc., Class A(b)	102,710	21,339,029

		52,279,242

Life Sciences Tools & Services — 1.4%
Avantor, Inc.(a)	513,750	10,834,988

Machinery(b) — 5.8%
Caterpillar, Inc.	70,050	16,781,178
Fortive Corp.	241,343	15,506,288
Otis Worldwide Corp.	164,977	12,919,349

		45,206,815

Media(b) — 3.6%
Comcast Corp., Class A	621,332	21,727,980
Fox Corp., Class A	204,018	6,196,027

		27,924,007

Multiline Retail(b) — 3.1%
Dollar General Corp.	54,188	13,343,795
Dollar Tree, Inc.(a)	74,382	10,520,590

		23,864,385

Oil, Gas & Consumable Fuels — 4.2%
BP PLC, ADR	270,540	9,449,962
ConocoPhillips(b)	116,658	13,765,644
EQT Corp.(b)	285,167	9,647,200

		32,862,806

Personal Products — 1.3%
Unilever PLC, ADR(b)	205,088	10,326,181

Pharmaceuticals — 4.2%
Novo Nordisk A/S, ADR(b)	104,883	14,194,865
Sanofi, ADR	385,010	18,646,035

		32,840,900

Professional Services — 1.4%
Dun & Bradstreet Holdings, Inc.	863,120	10,581,851

Real Estate Management & Development — 1.3%
CBRE Group, Inc., Class A(a)(b)	132,914	10,229,061

Road & Rail — 1.9%
Norfolk Southern Corp.(b)	59,510	14,664,454

Semiconductors & Semiconductor Equipment(b) — 3.6%
Analog Devices, Inc.	89,120	14,618,353
Applied Materials, Inc.	139,070	13,542,637

		28,160,990

Software — 6.0%
Microsoft Corp.(b)(c)	195,281	46,832,289

Specialty Retail(b) — 3.5%
Bath & Body Works, Inc.	144,270	6,079,538
Ross Stores, Inc.	181,818	21,103,615

		27,183,153

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.(b)	229,468	$29,814,777

Total Long-Term Investments — 99.4% (Cost: $579,756,295)		770,187,379

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(d)(e)	14,661,156	14,661,156

Total Short-Term Securities — 1.9% (Cost: $14,661,156)		14,661,156

Total Investments Before Options Written — 101.3%
(Cost: $594,417,451)		784,848,535

Options Written — (1.0)% (Premiums Received: $(13,089,762))		(7,689,724)

Total Investments, Net of Options Written — 100.3%
(Cost: $581,327,689)		777,158,811
Liabilities in Excess of Other Assets — (0.3)%		(2,491,739)

Net Assets — 100.0%		$774,667,072

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,297,753	$4,363,403	(a)	$—	$—	$—	$14,661,156	14,661,156	$382,413	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Corteva, Inc.	700	01/05/23	USD	66.00	USD	4,115	$(8)
Fortive Corp.	1,004	01/05/23	USD	65.00	USD	6,451	(57,728)
Alphabet, Inc., Class A	133	01/06/23	USD	99.00	USD	1,173	(333)
Amazon.com, Inc.	111	01/06/23	USD	96.00	USD	932	(333)
Analog Devices, Inc.	151	01/06/23	USD	175.00	USD	2,477	(1,888)
Apple, Inc.	109	01/06/23	USD	157.50	USD	1,416	(109)
Bath & Body Works, Inc.	208	01/06/23	USD	44.00	USD	877	(8,840)
BP PLC, ADR	485	01/06/23	USD	36.00	USD	1,694	(5,820)
Capital One Financial Corp.	169	01/06/23	USD	105.00	USD	1,571	(845)
Caterpillar, Inc.	143	01/06/23	USD	245.00	USD	3,426	(17,446)
Charles Schwab Corp.	263	01/06/23	USD	85.00	USD	2,190	(11,572)
Comcast Corp., Class A	441	01/06/23	USD	37.00	USD	1,542	(1,764)
ConocoPhillips	109	01/06/23	USD	132.00	USD	1,286	(872)
Dollar Tree, Inc.	69	01/06/23	USD	155.00	USD	976	(345)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Elevance Health, Inc.	36	01/06/23	USD	530.00	USD	1,847	$(5,220)
EQT Corp.	667	01/06/23	USD	46.00	USD	2,256	(50,025)
General Motors Co.	128	01/06/23	USD	42.00	USD	431	(256)
Microsoft Corp.	440	01/06/23	USD	260.00	USD	10,552	(3,960)
Mondelez International, Inc., Class A	393	01/06/23	USD	67.00	USD	2,619	(16,702)
Monster Beverage Corp.	217	01/06/23	USD	106.00	USD	2,203	(2,170)
Norfolk Southern Corp.	153	01/06/23	USD	260.00	USD	3,770	(12,240)
Ross Stores, Inc.	69	01/06/23	USD	120.00	USD	801	(3,105)
UnitedHealth Group, Inc.	144	01/06/23	USD	550.00	USD	7,635	(7,200)
Visa, Inc., Class A	149	01/06/23	USD	220.00	USD	3,096	(1,341)
Delphi Automotive PLC	188	01/09/23	USD	111.00	USD	1,751	(223)
Otis Worldwide Corp.	539	01/10/23	USD	79.25	USD	4,221	(47,071)
Visa, Inc., Class A	76	01/10/23	USD	216.00	USD	1,579	(7,201)
World Wrestling Entertainment, Inc., Class A	150	01/10/23	USD	78.00	USD	1,028	(45)
Progressive Corp.	380	01/11/23	USD	130.00	USD	4,929	(75,906)
Alphabet, Inc., Class A	133	01/13/23	USD	100.00	USD	1,173	(1,264)
Amazon.com, Inc.	111	01/13/23	USD	98.00	USD	932	(1,443)
Analog Devices, Inc.	141	01/13/23	USD	172.50	USD	2,313	(17,272)
Apple, Inc.	175	01/13/23	USD	148.00	USD	2,274	(1,838)
Bath & Body Works, Inc.	433	01/13/23	USD	46.00	USD	1,825	(20,567)
BP PLC, ADR	617	01/13/23	USD	36.00	USD	2,155	(20,361)
Capital One Financial Corp.	175	01/13/23	USD	99.00	USD	1,627	(13,563)
Caterpillar, Inc.	152	01/13/23	USD	245.00	USD	3,641	(46,132)
Charles Schwab Corp.	167	01/13/23	USD	81.00	USD	1,390	(55,527)
Charles Schwab Corp.	168	01/13/23	USD	83.00	USD	1,399	(34,188)
Comcast Corp., Class A	417	01/13/23	USD	36.00	USD	1,458	(15,220)
ConocoPhillips	552	01/13/23	USD	129.00	USD	6,514	(22,632)
Elevance Health, Inc.	36	01/13/23	USD	530.00	USD	1,847	(9,810)
EQT Corp.	667	01/13/23	USD	46.00	USD	2,256	(10,005)
General Motors Co.	392	01/13/23	USD	41.00	USD	1,319	(784)
JPMorgan Chase & Co.	203	01/13/23	USD	136.00	USD	2,722	(41,209)
Las Vegas Sands Corp.	273	01/13/23	USD	48.00	USD	1,312	(45,318)
Microsoft Corp.	367	01/13/23	USD	250.00	USD	8,801	(78,171)
Mondelez International, Inc., Class A	200	01/13/23	USD	68.00	USD	1,333	(8,000)
Monster Beverage Corp.	216	01/13/23	USD	105.00	USD	2,193	(11,340)
Norfolk Southern Corp.	150	01/13/23	USD	255.00	USD	3,696	(25,875)
Ross Stores, Inc.	487	01/13/23	USD	122.00	USD	5,653	(38,960)
UnitedHealth Group, Inc.	13	01/13/23	USD	555.00	USD	689	(2,815)
Visa, Inc., Class A	38	01/13/23	USD	215.00	USD	789	(5,624)
Visa, Inc., Class A	38	01/13/23	USD	220.00	USD	789	(2,318)
Alphabet, Inc., Class A	133	01/20/23	USD	100.00	USD	1,173	(2,594)
Alphabet, Inc., Class A	415	01/20/23	USD	92.00	USD	3,662	(57,892)
Amazon.com, Inc.	210	01/20/23	USD	107.50	USD	1,764	(1,470)
Apple, Inc.	230	01/20/23	USD	160.00	USD	2,988	(805)
Applied Materials, Inc.	260	01/20/23	USD	105.00	USD	2,532	(37,050)
Avantor, Inc.	1,042	01/20/23	USD	22.50	USD	2,198	(28,655)
Axalta Coating Systems Ltd.	143	01/20/23	USD	27.00	USD	364	(3,218)
Axalta Coating Systems Ltd.	355	01/20/23	USD	28.00	USD	904	(14,200)
Bath & Body Works, Inc.	296	01/20/23	USD	45.00	USD	1,247	(25,160)
Berkshire Hathaway, Inc., Class B	293	01/20/23	USD	300.00	USD	9,051	(365,517)
Caterpillar, Inc.	160	01/20/23	USD	240.00	USD	3,833	(98,000)
CBRE Group, Inc., Class A	428	01/20/23	USD	75.00	USD	3,294	(141,240)
Ciena Corp.	450	01/20/23	USD	47.00	USD	2,294	(198,000)
Cognizant Technology Solutions Corp., Class A	32	01/20/23	USD	60.00	USD	183	(1,600)
Cognizant Technology Solutions Corp., Class A	237	01/20/23	USD	65.00	USD	1,355	(1,778)
Comcast Corp., Class A	192	01/20/23	USD	35.50	USD	671	(13,344)
ConocoPhillips	70	01/20/23	USD	120.00	USD	826	(22,575)
Corteva, Inc.	701	01/20/23	USD	65.00	USD	4,120	(8,763)
Delphi Automotive PLC	298	01/20/23	USD	105.00	USD	2,775	(29,055)
Dollar General Corp.	158	01/20/23	USD	260.00	USD	3,891	(20,540)
Dollar Tree, Inc.	212	01/20/23	USD	160.00	USD	2,999	(3,286)
Elevance Health, Inc.	62	01/20/23	USD	550.00	USD	3,180	(10,230)

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
EQT Corp.	667	01/20/23	USD	46.00	USD	2,256	$(10,005)
First Citizens BancShares, Inc., Class A	88	01/20/23	USD	860.00	USD	6,674	(88,000)
FleetCor Technologies, Inc.	208	01/20/23	USD	200.00	USD	3,821	(35,360)
Fortive Corp.	564	01/20/23	USD	65.00	USD	3,624	(69,090)
Fox Corp., Class A	784	01/20/23	USD	33.00	USD	2,381	(9,800)
General Motors Co.	392	01/20/23	USD	41.00	USD	1,319	(1,568)
Humana, Inc.	52	01/20/23	USD	530.00	USD	2,663	(29,380)
Humana, Inc.	52	01/20/23	USD	520.00	USD	2,663	(47,060)
Intercontinental Exchange, Inc.	363	01/20/23	USD	105.00	USD	3,724	(52,635)
JPMorgan Chase & Co.	353	01/20/23	USD	135.00	USD	4,734	(107,488)
Laboratory Corp. of America Holdings	169	01/20/23	USD	250.00	USD	3,980	(21,970)
Las Vegas Sands Corp.	397	01/20/23	USD	45.00	USD	1,908	(155,822)
Meta Platforms, Inc., Class A	86	01/20/23	USD	130.00	USD	1,035	(16,512)
Microsoft Corp.	367	01/20/23	USD	240.00	USD	8,801	(264,240)
Microsoft Corp.	181	01/20/23	USD	260.00	USD	4,341	(17,557)
Norfolk Southern Corp.	110	01/20/23	USD	250.00	USD	2,711	(47,300)
Novo Nordisk A/S, ADR	390	01/20/23	USD	115.00	USD	5,278	(799,500)
Otis Worldwide Corp.	430	01/20/23	USD	75.00	USD	3,367	(172,000)
Otis Worldwide Corp.	26	01/20/23	USD	80.00	USD	204	(2,600)
Progressive Corp.	305	01/20/23	USD	135.00	USD	3,956	(27,450)
Reinsurance Group of America, Inc.	50	01/20/23	USD	145.00	USD	710	(10,500)
Ross Stores, Inc.	187	01/20/23	USD	120.00	USD	2,171	(34,595)
Sanofi, ADR	811	01/20/23	USD	48.00	USD	3,928	(113,540)
Sealed Air Corp.	326	01/20/23	USD	50.00	USD	1,626	(42,380)
Sealed Air Corp.	477	01/20/23	USD	52.00	USD	2,379	(36,701)
Unilever PLC, ADR	431	01/20/23	USD	49.00	USD	2,170	(78,657)
UnitedHealth Group, Inc.	102	01/20/23	USD	540.00	USD	5,408	(83,385)
Veeva Systems, Inc., Class A	122	01/20/23	USD	190.00	USD	1,969	(3,355)
Visa, Inc., Class A	41	01/20/23	USD	215.00	USD	852	(8,815)
Voya Financial, Inc.	148	01/20/23	USD	68.30	USD	910	(3,334)
World Wrestling Entertainment, Inc., Class A	182	01/20/23	USD	80.00	USD	1,247	(1,365)
Alphabet, Inc., Class A	198	01/27/23	USD	99.00	USD	1,747	(8,514)
Alphabet, Inc., Class A	152	01/27/23	USD	94.00	USD	1,341	(18,392)
Amazon.com, Inc.	208	01/27/23	USD	93.00	USD	1,747	(21,424)
Analog Devices, Inc.	64	01/27/23	USD	170.00	USD	1,050	(21,440)
Apple, Inc.	103	01/27/23	USD	152.50	USD	1,338	(2,009)
Apple, Inc.	53	01/27/23	USD	142.00	USD	689	(6,069)
Applied Materials, Inc.	388	01/27/23	USD	110.00	USD	3,778	(36,472)
BP PLC, ADR	656	01/27/23	USD	35.00	USD	2,291	(72,816)
Comcast Corp., Class A	192	01/27/23	USD	36.00	USD	671	(15,840)
ConocoPhillips	70	01/27/23	USD	121.00	USD	826	(25,200)
Dollar General Corp.	27	01/27/23	USD	245.00	USD	665	(21,600)
Dollar Tree, Inc.	105	01/27/23	USD	152.50	USD	1,485	(10,658)
Elevance Health, Inc.	15	01/27/23	USD	505.00	USD	769	(32,325)
Fox Corp., Class A	315	01/27/23	USD	30.00	USD	957	(37,800)
General Motors Co.	463	01/27/23	USD	41.00	USD	1,558	(2,778)
Humana, Inc.	62	01/27/23	USD	525.00	USD	3,176	(46,810)
JPMorgan Chase & Co.	166	01/27/23	USD	136.00	USD	2,226	(51,045)
Las Vegas Sands Corp.	100	01/27/23	USD	51.00	USD	481	(12,550)
Meta Platforms, Inc., Class A	282	01/27/23	USD	124.00	USD	3,394	(141,000)
Monster Beverage Corp.	108	01/27/23	USD	102.00	USD	1,097	(25,650)
Ross Stores, Inc.	129	01/27/23	USD	122.00	USD	1,497	(20,962)
Visa, Inc., Class A	24	01/27/23	USD	210.00	USD	499	(14,940)
Voya Financial, Inc.	80	01/30/23	USD	66.00	USD	492	(6,353)
Voya Financial, Inc.	90	01/30/23	USD	64.01	USD	553	(11,520)
Fox Corp., Class A	315	01/31/23	USD	31.00	USD	957	(29,620)
Amazon.com, Inc.	83	02/03/23	USD	88.00	USD	697	(30,710)
Apple, Inc.	230	02/03/23	USD	140.00	USD	2,988	(53,015)
Capital One Financial Corp.	128	02/03/23	USD	94.00	USD	1,190	(57,600)
Mondelez International, Inc., Class A	235	02/03/23	USD	68.00	USD	1,566	(27,025)
Applied Materials, Inc.	255	02/10/23	USD	103.00	USD	2,483	(94,350)
Avantor, Inc.	1,042	02/10/23	USD	23.00	USD	2,198	(49,211)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
General Motors Co.	47	02/10/23	USD	36.00	USD	158	$(5,123)
Sealed Air Corp.	775	02/10/23	USD	53.00	USD	3,866	(81,153)
Alphabet, Inc., Class A	529	02/17/23	USD	100.00	USD	4,667	(66,918)
Apple, Inc.	371	02/17/23	USD	155.00	USD	4,820	(23,002)
Apple, Inc.	220	02/17/23	USD	145.00	USD	2,858	(42,570)
Berkshire Hathaway, Inc., Class B	199	02/17/23	USD	310.00	USD	6,147	(203,975)
CBRE Group, Inc., Class A	435	02/17/23	USD	80.00	USD	3,348	(92,437)
Ciena Corp.	443	02/17/23	USD	50.00	USD	2,258	(141,760)
Cognizant Technology Solutions Corp., Class A	273	02/17/23	USD	62.00	USD	1,561	(28,994)
Dollar General Corp.	167	02/17/23	USD	260.00	USD	4,112	(65,965)
Fidelity National Information Services, Inc.	122	02/17/23	USD	80.00	USD	828	(9,150)
FleetCor Technologies, Inc.	187	02/17/23	USD	185.00	USD	3,435	(175,780)
Intercontinental Exchange, Inc.	495	02/17/23	USD	105.00	USD	5,078	(158,400)
Laboratory Corp. of America Holdings	10	02/17/23	USD	240.00	USD	235	(8,500)
Novo Nordisk A/S, ADR	317	02/17/23	USD	140.00	USD	4,290	(110,950)
Otis Worldwide Corp.	26	02/17/23	USD	80.00	USD	204	(6,175)
Otis Worldwide Corp.	51	02/17/23	USD	82.50	USD	399	(7,140)
Unilever PLC, ADR	431	02/17/23	USD	52.50	USD	2,170	(31,247)
Visa, Inc., Class A	44	02/17/23	USD	220.00	USD	914	(18,040)
Voya Financial, Inc.	148	02/17/23	USD	67.50	USD	910	(13,320)

							$(6,644,037)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Dun & Bradstreet Holdings, Inc.	Barclays Bank PLC	62,500	01/05/23	USD	13.69	USD	766	$(1,851)
Dun & Bradstreet Holdings, Inc.	Barclays Bank PLC	62,500	01/11/23	USD	13.69	USD	766	(6,814)
Sanofi, ADR	JPMorgan Chase Bank N.A.	81,200	01/12/23	USD	46.55	USD	3,933	(182,234)
Dun & Bradstreet Holdings, Inc.	BNP Paribas SA	75,000	01/18/23	USD	13.80	USD	920	(4,967)
Dun & Bradstreet Holdings, Inc.	BNP Paribas SA	75,000	01/25/23	USD	13.80	USD	920	(8,162)
Fidelity National Information Services, Inc.	Citibank N.A.	52,000	01/30/23	USD	71.02	USD	3,528	(93,264)
Reinsurance Group of America, Inc.	Barclays Bank PLC	27,000	01/30/23	USD	140.42	USD	3,836	(173,825)
Veeva Systems, Inc., Class A	Citibank N.A.	14,000	01/31/23	USD	182.00	USD	2,259	(24,231)
World Wrestling Entertainment, Inc., Class A	Goldman Sachs International	24,300	01/31/23	USD	75.48	USD	1,665	(10,525)
Ciena Corp.	Barclays Bank PLC	53,000	02/10/23	USD	46.42	USD	2,702	(303,512)
Delphi Automotive PLC	Citibank N.A.	23,700	02/10/23	USD	100.25	USD	2,207	(62,931)
Fidelity National Information Services, Inc.	Citibank N.A.	52,000	02/10/23	USD	71.02	USD	3,528	(118,436)
Axalta Coating Systems Ltd.	JPMorgan Chase Bank N.A.	60,800	02/13/23	USD	26.80	USD	1,549	(43,684)
Axalta Coating Systems Ltd.	JPMorgan Chase Bank N.A.	35,600	02/13/23	USD	28.33	USD	907	(11,251)

								$(1,045,687)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$6,813,721	$(1,413,683)	$(7,689,724)

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,689,724	$—	$—	$—	$7,689,724

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$25,137,981	$—	$—	$—	$25,137,981

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$5,998,603	$—	$—	$—	$5,998,603

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$8,600,658

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,689,724

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,689,724

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,644,037)

Total derivative assets and liabilities subject to an MNA	$—	$1,045,687

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$486,002	$—	$(392,345)	$—	$93,657
BNP Paribas SA	13,129	—	—	—	13,129
Citibank N.A	298,862	—	(298,862)	—	—
Goldman Sachs International	10,525	—	—	—	10,525
JPMorgan Chase Bank N.A	237,169	—	(237,169)	—	—

	$1,045,687	$—	$(928,376)	$—	$117,311

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$770,187,379	$—	$—	$770,187,379
Short-Term Securities
Money Market Funds	14,661,156	—	—	14,661,156

	$784,848,535	$—	$—	$784,848,535

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(6,208,969)	$(1,480,755)	$—	$(7,689,724)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
Airbus SE	114,764	$13,645,713
BAE Systems PLC	1,596,311	16,487,341
L3Harris Technologies, Inc.(a)	76,017	15,827,500

		45,960,554

Auto Components — 0.5%
Lear Corp.(a)	64,750	8,030,295

Automobiles — 2.1%
General Motors Co.(a)(b)	1,017,714	34,235,899

Banks(a) — 11.3%
Bank of America Corp.	683,721	22,644,840
Citigroup, Inc.	957,550	43,309,986
Citizens Financial Group, Inc.	304,570	11,990,921
First Citizens BancShares, Inc., Class A	36,117	27,389,688
JPMorgan Chase & Co.	252,448	33,853,277
Wells Fargo & Co.	1,108,398	45,765,753

		184,954,465

Beverages — 1.0%
Constellation Brands, Inc., Class A(a)	72,949	16,905,931

Capital Markets(a) — 1.2%
Charles Schwab Corp.	125,035	10,410,414
Raymond James Financial, Inc.	88,889	9,497,790

		19,908,204

Chemicals — 1.1%
PPG Industries, Inc.	138,693	17,439,258

Communications Equipment — 2.0%
Cisco Systems, Inc.(a)	690,200	32,881,128

Consumer Finance — 0.3%
Capital One Financial Corp.(a)	44,289	4,117,105

Containers & Packaging — 1.1%
Sealed Air Corp.(a)	350,582	17,487,030

Diversified Financial Services(a) — 1.3%
Apollo Global Management, Inc.	248,624	15,859,725
Equitable Holdings, Inc.	177,646	5,098,440

		20,958,165

Diversified Telecommunication Services(a) — 1.5%
AT&T, Inc.(b)	647,732	11,924,746
Verizon Communications, Inc.	316,430	12,467,342

		24,392,088

Electric Utilities(a) — 1.4%
American Electric Power Co., Inc.	94,679	8,989,771
Edison International	133,522	8,494,670
Exelon Corp.	121,359	5,246,349

		22,730,790

Entertainment — 0.7%
Activision Blizzard, Inc.	160,046	12,251,521

Food & Staples Retailing — 1.0%
Walmart, Inc.(a)(b)	116,470	16,514,281

Food Products(a) — 2.1%
Kraft Heinz Co.	675,949	27,517,884
Mondelez International, Inc., Class A	97,339	6,487,644

		34,005,528

Health Care Equipment & Supplies — 6.5%
Baxter International, Inc.(a)	428,940	21,863,072

Security	Shares		Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	932,729		$14,034,968
Medtronic PLC(a)	503,180		39,107,150
Zimmer Biomet Holdings, Inc.(a)	243,166		31,003,665

			106,008,855

Health Care Providers & Services(a) —8.8%
AmerisourceBergen Corp.	60,866		10,086,105
Cardinal Health, Inc.	275,019		21,140,710
Cigna Corp.	76,854		25,464,804
Elevance Health, Inc.	52,200		26,777,034
Humana, Inc.	47,088		24,118,003
Laboratory Corp. of America Holdings(b)	152,772		35,974,751

			143,561,407

Household Durables — 1.4%
Newell Brands, Inc.(a)	811,566		10,615,283
Panasonic Holdings Corp.	1,527,900		12,787,024

			23,402,307

Industrial Conglomerates — 0.8%
Siemens AG, Registered Shares	95,422		13,154,037

Insurance — 6.9%
Allstate Corp.(a)	80,857		10,964,209
American International Group, Inc.(a)	571,914		36,167,841
Fidelity National Financial, Inc.(a)	452,735		17,031,891
Prudential PLC	864,805		11,791,865
Willis Towers Watson PLC(a)	146,245		35,768,602

			111,724,408

Interactive Media & Services — 0.4%
Alphabet, Inc., Class A(a)(c)	68,645		6,056,548

Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc.(a)(c)	74,026		6,218,184

IT Services(a) — 7.1%
Cognizant Technology Solutions Corp., Class A	644,498		36,858,841
Fidelity National Information Services, Inc.(b)	500,470		33,956,889
SS&C Technologies Holdings, Inc.	545,946		28,421,949
Visa, Inc., Class A	79,331		16,481,809

			115,719,488

Machinery — 1.1%
Fortive Corp.(a)	74,754		4,802,945
Komatsu Ltd.	581,100		12,559,961

			17,362,906

Media(a) — 3.0%
Comcast Corp., Class A	943,515		32,994,719
Fox Corp., Class A	539,407		16,381,791

			49,376,510

Multiline Retail — 1.2%
Dollar General Corp.(a)	82,026		20,198,903

Multi-Utilities(a) — 1.9%
Public Service Enterprise Group, Inc.	326,198		19,986,152
Sempra Energy	67,691		10,460,967

			30,447,119

Oil, Gas & Consumable Fuels — 9.0%
BP PLC	7,828,407		45,169,451
ConocoPhillips(a)	74,813		8,827,934
Enterprise Products Partners LP(a)	1,542,031		37,193,788
EQT Corp.(a)	413,523		13,989,483
Formentera Partners Fund II LP(d)(e)	—	(f)	11,435,463

S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp.(a)	113,878	$16,150,178
Shell PLC	510,170	14,382,109

		147,148,406

Personal Products — 2.0%
Unilever PLC, ADR(a)	635,218	31,983,226

Pharmaceuticals — 6.2%
AstraZeneca PLC	220,765	29,873,777
Bayer AG, Registered Shares	449,334	23,127,243
Eli Lilly & Co.(a)	24,850	9,091,124
Novo Nordisk A/S, ADR(a)	61,707	8,351,425
Sanofi	314,572	30,333,086

		100,776,655

Professional Services(a) — 1.6%
Leidos Holdings, Inc.	197,171	20,740,417
Robert Half International, Inc.	79,220	5,848,813

		26,589,230

Road & Rail — 0.4%
Union Pacific Corp.(a)	32,021	6,630,589

Software — 1.7%
Microsoft Corp.(a)	114,535	27,467,784

Specialty Retail — 0.8%
Ross Stores, Inc.(a)	116,255	13,493,718

Technology Hardware, Storage & Peripherals — 1.1%
Samsung Electronics Co. Ltd., GDR, Registered Shares	16,154	17,893,921

Textiles, Apparel & Luxury Goods — 0.7%
Ralph Lauren Corp.(a)	102,403	10,820,925

Tobacco(a) — 0.8%
Altria Group, Inc.	181,118	8,278,904
British American Tobacco PLC, ADR	127,980	5,116,640

		13,395,544

Security	Shares	Value

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	236,112	$11,050,530

Total Long-Term Investments — 95.9% (Cost: $1,347,790,184)		1,563,253,442

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(g)(h)	76,042,437	76,042,437

Total Short-Term Securities — 4.7% (Cost: $76,042,437)		76,042,437

Total Investments Before Options Written — 100.6% (Cost: $1,423,832,621)		1,639,295,879

Options Written — (0.9)% (Premiums Received: $(21,781,553))		(13,840,189)

Total Investments, Net of Options Written — 99.7% (Cost: $1,402,051,068)		1,625,455,690
Other Assets Less Liabilities — 0.3%		4,185,877

Net Assets — 100.0%		$1,629,641,567

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Investment does not issue shares.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$62,262,015	$13,780,422	(a)	$—	$—	$—	$76,042,437	76,042,437	$1,115,866		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	3	(a)	—	(3)	—	—	—	33	(c)	$—

					$(3)	$—	$76,042,437		$1,115,899		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Fortive Corp.	223	01/05/23	USD	65.00	USD	1,433	$(12,822)
Alphabet, Inc., Class A	88	01/06/23	USD	99.00	USD	776	(220)
American International Group, Inc.	358	01/06/23	USD	62.00	USD	2,264	(58,175)
American International Group, Inc.	583	01/06/23	USD	64.00	USD	3,687	(27,692)
Capital One Financial Corp.	3	01/06/23	USD	105.00	USD	28	(15)
Cardinal Health, Inc.	598	01/06/23	USD	81.00	USD	4,597	(8,970)
Charles Schwab Corp.	537	01/06/23	USD	85.00	USD	4,471	(23,628)
Cigna Corp.	90	01/06/23	USD	325.00	USD	2,982	(72,900)
Cisco Systems, Inc.	1,354	01/06/23	USD	49.00	USD	6,450	(8,124)
Citigroup, Inc.	643	01/06/23	USD	50.00	USD	2,908	(965)
Comcast Corp., Class A	445	01/06/23	USD	37.00	USD	1,556	(1,780)
Elevance Health, Inc.	97	01/06/23	USD	520.00	USD	4,976	(30,070)
Enterprise Products Partners LP	1,244	01/06/23	USD	25.00	USD	3,001	(2,488)
EQT Corp.	810	01/06/23	USD	46.00	USD	2,740	(60,750)
General Motors Co.	1,344	01/06/23	USD	42.00	USD	4,521	(2,688)
Hess Corp.	95	01/06/23	USD	148.00	USD	1,347	(7,363)
Kraft Heinz Co.	1,306	01/06/23	USD	40.00	USD	5,317	(115,581)
Medtronic PLC	638	01/06/23	USD	80.00	USD	4,959	(12,760)
Microsoft Corp.	294	01/06/23	USD	260.00	USD	7,051	(2,646)
Mondelez International, Inc., Class A	263	01/06/23	USD	67.00	USD	1,753	(11,178)
Ross Stores, Inc.	234	01/06/23	USD	120.00	USD	2,716	(10,530)
Union Pacific Corp.	88	01/06/23	USD	220.00	USD	1,822	(1,100)
Verizon Communications, Inc.	580	01/06/23	USD	39.00	USD	2,285	(42,630)
Visa, Inc., Class A	124	01/06/23	USD	220.00	USD	2,576	(1,116)
Walmart, Inc.	518	01/06/23	USD	152.50	USD	7,345	(777)
Wells Fargo & Co.	1,795	01/06/23	USD	48.00	USD	7,412	(3,590)
Visa, Inc., Class A	48	01/10/23	USD	216.00	USD	997	(4,548)
Alphabet, Inc., Class A	88	01/13/23	USD	100.00	USD	776	(836)
American International Group, Inc.	938	01/13/23	USD	64.00	USD	5,932	(91,455)
AmerisourceBergen Corp.	76	01/13/23	USD	175.00	USD	1,259	(9,120)
AT&T, Inc.	1,187	01/13/23	USD	19.50	USD	2,185	(2,374)
Bank of America Corp.	1,591	01/13/23	USD	34.00	USD	5,269	(84,323)
Baxter International, Inc.	1,270	01/13/23	USD	55.00	USD	6,473	(15,875)
Capital One Financial Corp.	38	01/13/23	USD	99.00	USD	353	(2,945)
Charles Schwab Corp.	75	01/13/23	USD	81.00	USD	624	(24,937)
Charles Schwab Corp.	75	01/13/23	USD	83.00	USD	624	(15,263)
Cisco Systems, Inc.	663	01/13/23	USD	50.00	USD	3,159	(6,962)
Comcast Corp., Class A	1,010	01/13/23	USD	36.00	USD	3,532	(36,865)
Constellation Brands, Inc., Class A	169	01/13/23	USD	260.00	USD	3,917	(6,760)
Dollar General Corp.	200	01/13/23	USD	250.00	USD	4,925	(65,000)
Elevance Health, Inc.	124	01/13/23	USD	530.00	USD	6,361	(33,790)
Enterprise Products Partners LP	1,921	01/13/23	USD	24.50	USD	4,633	(46,104)
EQT Corp.	810	01/13/23	USD	46.00	USD	2,740	(12,150)
General Motors Co.	954	01/13/23	USD	43.00	USD	3,209	(1,908)
Hess Corp.	96	01/13/23	USD	148.00	USD	1,361	(18,720)
Humana, Inc.	100	01/13/23	USD	560.00	USD	5,122	(15,000)
JPMorgan Chase & Co.	473	01/13/23	USD	136.00	USD	6,343	(96,019)
Kraft Heinz Co.	487	01/13/23	USD	40.00	USD	1,983	(54,057)
Leidos Holdings, Inc.	362	01/13/23	USD	108.75	USD	3,808	(30,790)
Medtronic PLC	1,136	01/13/23	USD	79.00	USD	8,829	(117,008)
Microsoft Corp.	175	01/13/23	USD	250.00	USD	4,197	(37,275)
Mondelez International, Inc., Class A	272	01/13/23	USD	68.00	USD	1,813	(10,880)
Verizon Communications, Inc.	580	01/13/23	USD	39.00	USD	2,285	(44,950)
Visa, Inc., Class A	67	01/13/23	USD	215.00	USD	1,392	(9,916)
Visa, Inc., Class A	66	01/13/23	USD	220.00	USD	1,371	(4,026)
Walmart, Inc.	353	01/13/23	USD	149.00	USD	5,005	(8,649)
Wells Fargo & Co.	808	01/13/23	USD	45.00	USD	3,336	(8,888)
Allstate Corp.	223	01/20/23	USD	135.00	USD	3,024	(76,935)
Alphabet, Inc., Class A	87	01/20/23	USD	100.00	USD	768	(1,697)
Altria Group, Inc.	700	01/20/23	USD	47.50	USD	3,200	(16,800)

S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
American Electric Power Co., Inc.	357	01/20/23	USD	95.00	USD	3,390	$(69,615)
American International Group, Inc.	1,177	01/20/23	USD	62.50	USD	7,443	(241,285)
AmerisourceBergen Corp.	129	01/20/23	USD	160.00	USD	2,138	(99,975)
Apollo Global Management, Inc.	206	01/20/23	USD	65.00	USD	1,314	(34,505)
AT&T, Inc.	1,187	01/20/23	USD	20.00	USD	2,185	(2,374)
Bank of America Corp.	518	01/20/23	USD	40.00	USD	1,716	(1,295)
Bank of America Corp.	271	01/20/23	USD	34.00	USD	898	(18,157)
Baxter International, Inc.	480	01/20/23	USD	57.50	USD	2,447	(4,800)
British American Tobacco PLC, ADR	350	01/20/23	USD	42.07	USD	1,399	(3,614)
Cardinal Health, Inc.	597	01/20/23	USD	80.00	USD	4,589	(43,282)
Cigna Corp.	178	01/20/23	USD	320.00	USD	5,898	(267,890)
Cisco Systems, Inc.	956	01/20/23	USD	50.00	USD	4,554	(16,730)
Citigroup, Inc.	1,467	01/20/23	USD	50.00	USD	6,635	(27,873)
Citizens Financial Group, Inc.	140	01/20/23	USD	42.50	USD	551	(3,500)
Citizens Financial Group, Inc.	511	01/20/23	USD	40.00	USD	2,012	(51,100)
Cognizant Technology Solutions Corp., Class A	1,802	01/20/23	USD	65.00	USD	10,306	(13,515)
Comcast Corp., Class A	1,665	01/20/23	USD	35.00	USD	5,823	(151,515)
Comcast Corp., Class A	1,034	01/20/23	USD	35.50	USD	3,616	(71,863)
ConocoPhillips	355	01/20/23	USD	130.00	USD	4,189	(20,945)
Constellation Brands, Inc., Class A	184	01/20/23	USD	240.00	USD	4,264	(48,300)
Edison International	238	01/20/23	USD	67.50	USD	1,514	(7,140)
Eli Lilly & Co.	50	01/20/23	USD	370.00	USD	1,829	(37,000)
Enterprise Products Partners LP	1,244	01/20/23	USD	25.00	USD	3,001	(18,660)
Enterprise Products Partners LP	678	01/20/23	USD	24.00	USD	1,635	(38,985)
EQT Corp.	810	01/20/23	USD	46.00	USD	2,740	(12,150)
Equitable Holdings, Inc.	434	01/20/23	USD	31.85	USD	1,246	(2,239)
Exelon Corp.	354	01/20/23	USD	40.00	USD	1,530	(122,130)
Fidelity National Financial, Inc.	1,032	01/20/23	USD	38.00	USD	3,882	(79,981)
First Citizens BancShares, Inc., Class A.	152	01/20/23	USD	860.00	USD	11,527	(152,000)
Fortive Corp.	188	01/20/23	USD	65.00	USD	1,208	(23,030)
Fox Corp., Class A	1,546	01/20/23	USD	33.00	USD	4,695	(19,325)
General Motors Co.	654	01/20/23	USD	41.00	USD	2,200	(2,616)
Hess Corp.	234	01/20/23	USD	145.00	USD	3,319	(94,770)
Humana, Inc.	50	01/20/23	USD	530.00	USD	2,561	(28,250)
Humana, Inc.	49	01/20/23	USD	520.00	USD	2,510	(44,345)
JPMorgan Chase & Co.	906	01/20/23	USD	135.00	USD	12,149	(275,877)
Kraft Heinz Co.	800	01/20/23	USD	40.00	USD	3,257	(98,800)
Laboratory Corp. of America Holdings	305	01/20/23	USD	240.00	USD	7,182	(125,050)
Lear Corp.	174	01/20/23	USD	135.00	USD	2,158	(30,450)
Leidos Holdings, Inc.	316	01/20/23	USD	108.34	USD	3,324	(45,215)
Medtronic PLC	638	01/20/23	USD	80.00	USD	4,959	(59,972)
Microsoft Corp.	66	01/20/23	USD	240.00	USD	1,583	(47,520)
Microsoft Corp.	137	01/20/23	USD	260.00	USD	3,286	(13,289)
Newell Brands, Inc.	2,390	01/20/23	USD	14.00	USD	3,126	(35,850)
Novo Nordisk A/S, ADR	242	01/20/23	USD	110.00	USD	3,275	(618,310)
Public Service Enterprise Group, Inc.	412	01/20/23	USD	57.79	USD	2,524	(157,229)
Ralph Lauren Corp.	308	01/20/23	USD	105.00	USD	3,255	(132,440)
Raymond James Financial, Inc.	244	01/20/23	USD	115.00	USD	2,607	(7,930)
Robert Half International, Inc.	235	01/20/23	USD	79.52	USD	1,735	(6,439)
Rogers Communications, Inc., Class B	1,206	01/20/23	CAD	60.00	CAD	7,642	(345,144)
Ross Stores, Inc.	234	01/20/23	USD	120.00	USD	2,716	(43,290)
Sealed Air Corp.	778	01/20/23	USD	52.00	USD	3,881	(59,861)
Sempra Energy	290	01/20/23	USD	160.00	USD	4,482	(37,700)
SS&C Technologies Holdings, Inc.	1,050	01/20/23	USD	55.00	USD	5,466	(39,375)
Unilever PLC, ADR	1,988	01/20/23	USD	49.00	USD	10,010	(362,810)
Union Pacific Corp.	88	01/20/23	USD	220.00	USD	1,822	(7,700)
Verizon Communications, Inc.	580	01/20/23	USD	39.00	USD	2,285	(49,010)
Visa, Inc., Class A	52	01/20/23	USD	215.00	USD	1,080	(11,180)
Wells Fargo & Co.	1,957	01/20/23	USD	47.50	USD	8,080	(8,807)
Willis Towers Watson PLC	322	01/20/23	USD	240.00	USD	7,875	(264,040)
Zimmer Biomet Holdings, Inc.	365	01/20/23	USD	125.00	USD	4,654	(169,725)
Alphabet, Inc., Class A	132	01/27/23	USD	99.00	USD	1,165	(5,676)

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Amazon.com, Inc.	204	01/27/23	USD	93.00	USD	1,714	$(21,012)
American International Group, Inc.	375	01/27/23	USD	64.00	USD	2,372	(60,937)
AmerisourceBergen Corp.	129	01/27/23	USD	170.00	USD	2,138	(36,765)
Bank of America Corp.	790	01/27/23	USD	34.00	USD	2,616	(61,620)
Cigna Corp.	177	01/27/23	USD	340.00	USD	5,865	(90,270)
Cisco Systems, Inc.	877	01/27/23	USD	51.00	USD	4,178	(19,732)
Citigroup, Inc.	1,345	01/27/23	USD	48.00	USD	6,083	(87,425)
Comcast Corp., Class A	1,035	01/27/23	USD	36.00	USD	3,619	(85,387)
Constellation Brands, Inc., Class A	48	01/27/23	USD	255.00	USD	1,112	(4,320)
Dollar General Corp.	131	01/27/23	USD	245.00	USD	3,226	(104,800)
Edison International	496	01/27/23	USD	65.55	USD	3,156	(41,934)
Elevance Health, Inc.	66	01/27/23	USD	505.00	USD	3,386	(142,230)
Eli Lilly & Co.	49	01/27/23	USD	370.00	USD	1,793	(42,385)
Enterprise Products Partners LP	1,921	01/27/23	USD	24.50	USD	4,633	(77,800)
Fox Corp., Class A	792	01/27/23	USD	30.00	USD	2,405	(95,040)
General Motors Co.	559	01/27/23	USD	36.00	USD	1,880	(35,496)
Humana, Inc.	59	01/27/23	USD	525.00	USD	3,022	(44,545)
JPMorgan Chase & Co.	356	01/27/23	USD	136.00	USD	4,774	(109,470)
Kraft Heinz Co.	1,124	01/27/23	USD	42.00	USD	4,576	(44,398)
Medtronic PLC	677	01/27/23	USD	78.00	USD	5,262	(140,477)
Ross Stores, Inc.	368	01/27/23	USD	122.00	USD	4,271	(59,800)
Citizens Financial Group, Inc.	512	01/31/23	USD	39.50	USD	2,016	(66,506)
Fox Corp., Class A	791	01/31/23	USD	31.00	USD	2,402	(74,379)
Amazon.com, Inc.	203	02/03/23	USD	88.00	USD	1,705	(75,110)
Capital One Financial Corp.	202	02/03/23	USD	94.00	USD	1,878	(90,900)
Enterprise Products Partners LP	2,037	02/03/23	USD	24.29	USD	4,913	(104,633)
Public Service Enterprise Group, Inc.	602	02/06/23	USD	59.00	USD	3,688	(195,642)
General Motors Co.	559	02/10/23	USD	36.00	USD	1,880	(60,931)
Sealed Air Corp.	746	02/10/23	USD	53.00	USD	3,721	(78,116)
Allstate Corp.	229	02/17/23	USD	135.00	USD	3,105	(135,110)
Altria Group, Inc.	300	02/17/23	USD	47.50	USD	1,371	(23,550)
American Electric Power Co., Inc.	163	02/17/23	USD	100.00	USD	1,548	(17,522)
Apollo Global Management, Inc.	581	02/17/23	USD	67.50	USD	3,706	(127,820)
Baxter International, Inc.	550	02/17/23	USD	57.50	USD	2,803	(24,750)
British American Tobacco PLC, ADR	350	02/17/23	USD	42.07	USD	1,399	(14,774)
Citigroup, Inc.	378	02/17/23	USD	47.50	USD	1,710	(44,604)
Citizens Financial Group, Inc.	512	02/17/23	USD	40.00	USD	2,016	(76,800)
Cognizant Technology Solutions Corp., Class A	1,566	02/17/23	USD	65.25	USD	8,956	(73,741)
Cognizant Technology Solutions Corp., Class A	208	02/17/23	USD	62.00	USD	1,190	(22,091)
Dollar General Corp.	120	02/17/23	USD	260.00	USD	2,955	(47,400)
Equitable Holdings, Inc.	543	02/17/23	USD	30.00	USD	1,558	(59,730)
Exelon Corp.	367	02/17/23	USD	44.33	USD	1,587	(40,652)
Fidelity National Financial, Inc.	1,032	02/17/23	USD	38.10	USD	3,882	(215,209)
Fidelity National Information Services, Inc.	289	02/17/23	USD	80.00	USD	1,961	(21,675)
Hess Corp.	201	02/17/23	USD	150.00	USD	2,851	(116,580)
L3Harris Technologies, Inc.	428	02/17/23	USD	230.00	USD	8,911	(77,040)
Laboratory Corp. of America Holdings	305	02/17/23	USD	240.00	USD	7,182	(259,250)
Leidos Holdings, Inc.	474	02/17/23	USD	110.00	USD	4,986	(98,355)
Newell Brands, Inc.	2,389	02/17/23	USD	14.52	USD	3,125	(81,501)
Novo Nordisk A/S, ADR	109	02/17/23	USD	140.00	USD	1,475	(38,150)
Public Service Enterprise Group, Inc.	780	02/17/23	USD	60.00	USD	4,779	(234,000)
Ralph Lauren Corp.	255	02/17/23	USD	119.34	USD	2,695	(60,325)
Raymond James Financial, Inc.	244	02/17/23	USD	115.00	USD	2,607	(44,530)
Robert Half International, Inc.	200	02/17/23	USD	80.00	USD	1,477	(30,000)
Rogers Communications, Inc., Class B	108	02/17/23	CAD	64.00	CAD	684	(17,109)
Sempra Energy	82	02/17/23	USD	165.00	USD	1,267	(13,325)
SS&C Technologies Holdings, Inc.	83	02/17/23	USD	55.00	USD	432	(11,205)
SS&C Technologies Holdings, Inc.	1,050	02/17/23	USD	55.50	USD	5,466	(109,346)
Unilever PLC, ADR	1,988	02/17/23	USD	52.50	USD	10,010	(144,130)

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Visa, Inc., Class A	99	02/17/23	USD	220.00	USD	2,057	$(40,590)
Zimmer Biomet Holdings, Inc.	285	02/17/23	USD	129.50	USD	3,634	(125,899)

							$(11,065,649)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
BAE Systems PLC	Morgan Stanley & Co. International PLC	522,000	01/05/23	GBP	7.86	GBP	4,468	$(441,826)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	121,200	01/05/23	EUR	15.01	EUR	1,697	(1,901)
Panasonic Holdings Corp.	Morgan Stanley & Co. International PLC	261,500	01/05/23	JPY	1,373.40	JPY	290,396	(9)
Samsung Electronics Co. Ltd., GDR, Registered Shares	Morgan Stanley & Co. International PLC	2,900	01/05/23	USD	1,181.96	USD	3,205	(3,163)
Shell PLC, ADR	Morgan Stanley & Co. International PLC	127,000	01/05/23	GBP	24.59	GBP	2,954	(1,322)
BP PLC	Morgan Stanley & Co. International PLC	1,527,000	01/10/23	GBP	4.89	GBP	7,252	(61,197)
Airbus SE	Morgan Stanley & Co. International PLC	41,800	01/11/23	EUR	111.91	EUR	4,641	(78,678)
Koninklijke Philips NV	JPMorgan Chase Bank N.A.	217,800	01/11/23	EUR	15.21	EUR	3,050	(8,561)
Prudential PLC	Goldman Sachs International	123,000	01/11/23	GBP	10.48	GBP	1,387	(126,127)
Sanofi	Goldman Sachs International	78,400	01/11/23	EUR	89.95	EUR	7,043	(105,446)
Siemens AG, Registered Shares	Goldman Sachs International	71,300	01/11/23	EUR	138.40	EUR	9,243	(6,871)
Zimmer Biomet Holdings, Inc.	Bank of America N.A.	36,500	01/11/23	USD	124.54	USD	4,654	(153,202)
AstraZeneca PLC	Goldman Sachs International	96,300	01/13/23	GBP	114.17	GBP	10,803	(92,900)
Bayer AG, Registered Shares	Morgan Stanley & Co. International PLC	75,900	01/13/23	EUR	53.55	EUR	3,668	(3,961)
Panasonic Holdings Corp.	Societe Generale	261,500	01/13/23	JPY	1,373.40	JPY	290,396	(963)
Shell PLC, ADR	Morgan Stanley & Co. International PLC	213,800	01/13/23	GBP	24.31	GBP	4,973	(27,186)
Komatsu Ltd.	UBS AG	160,000	01/17/23	JPY	3,172.87	JPY	460,160	(3,784)
Panasonic Holdings Corp.	UBS AG	106,000	01/17/23	JPY	1,262.60	JPY	117,713	(499)
Komatsu Ltd.	UBS AG	160,000	01/25/23	JPY	3,203.67	JPY	460,160	(6,423)
Samsung Electronics Co. Ltd., GDR, Registered Shares	Morgan Stanley & Co. International PLC	1,750	01/25/23	USD	1,199.78	USD	1,934	(17,189)
Zimmer Biomet Holdings, Inc.	Bank of America N.A.	36,500	01/25/23	USD	125.76	USD	4,654	(166,429)
Sanofi	Goldman Sachs International	69,300	01/27/23	EUR	89.66	EUR	6,226	(162,271)
Fidelity National Information Services, Inc.	Barclays Bank PLC	85,600	01/30/23	USD	77.97	USD	5,808	(43,753)
Airbus SE	UBS AG	21,400	01/31/23	EUR	114.76	EUR	2,376	(42,410)
Apollo Global Management, Inc	Goldman Sachs International	58,000	01/31/23	USD	66.66	USD	3,700	(83,651)
BAE Systems PLC	UBS AG	356,000	01/31/23	GBP	8.77	GBP	3,047	(67,523)
Panasonic Holdings Corp	JPMorgan Chase Bank N.A.	211,300	01/31/23	JPY	1,257.21	JPY	234,649	(4,961)
Willis Towers Watson PLC	Barclays Bank PLC	27,400	01/31/23	USD	251.44	USD	6,701	(105,994)
Samsung Electronics Co. Ltd., GDR, Registered
Shares	Morgan Stanley & Co. International PLC	1,750	02/01/23	USD	1,199.78	USD	1,934	(23,545)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	25,200	02/02/23	GBP	114.69	GBP	2,827	(51,940)
Bayer AG, Registered Shares	Goldman Sachs International	22,000	02/02/23	EUR	50.34	EUR	1,063	(18,629)
Willis Towers Watson PLC	JPMorgan Chase Bank N.A.	24,900	02/06/23	USD	238.50	USD	6,090	(287,896)
Bayer AG, Registered Shares	Morgan Stanley & Co. International PLC	149,300	02/08/23	EUR	53.68	EUR	7,215	(50,258)
BP PLC	Morgan Stanley & Co. International PLC	1,667,000	02/08/23	GBP	4.91	GBP	7,917	(236,699)
Koninklijke Philips NV	JPMorgan Chase Bank N.A.	137,200	02/08/23	EUR	14.62	EUR	1,921	(69,616)
Prudential PLC	Goldman Sachs International	281,900	02/08/23	GBP	11.45	GBP	3,178	(146,927)
Fidelity National Information Services, Inc.	Barclays Bank PLC	85,600	02/10/23	USD	77.97	USD	5,808	(70,830)

								$(2,774,540)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$10,610,806	$(2,669,442)	$(13,840,189)

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$13,840,189	$—	$—	$—	$13,840,189

For the period ended December 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(11,959,671)	$—	$—	$—	$(11,959,671)
Options written	—	—	14,771,308	—	—	—	14,771,308

	$—	$—	$2,811,637	$—	$—	$—	$2,811,637

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$9,784,869	$—	$—	$—	$9,784,869

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$16,239,995

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$13,840,189

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	13,840,189

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(11,065,649)

Total derivative assets and liabilities subject to an MNA	$—	$2,774,540

S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A	$319,631	$—	$(319,631)	$—	$—
Barclays Bank PLC	220,577	—	(220,577)	—	—
Goldman Sachs International	742,822	—	(742,822)	—	—
JPMorgan Chase Bank N.A	371,034	—	(371,034)	—	—
Morgan Stanley & Co. International PLC	998,874	—	(998,874)	—	—
Societe Generale	963	—	(963)	—	—
UBS AG	120,639	—	(96,076)	—	24,563

	$2,774,540	$—	$(2,749,977)	$—	$24,563

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$15,827,500	$30,133,054	$—	$45,960,554
Auto Components	8,030,295	—	—	8,030,295
Automobiles	34,235,899	—	—	34,235,899
Banks	184,954,465	—	—	184,954,465
Beverages	16,905,931	—	—	16,905,931
Capital Markets	19,908,204	—	—	19,908,204
Chemicals	17,439,258	—	—	17,439,258
Communications Equipment	32,881,128	—	—	32,881,128
Consumer Finance	4,117,105	—	—	4,117,105
Containers & Packaging	17,487,030	—	—	17,487,030
Diversified Financial Services	20,958,165	—	—	20,958,165
Diversified Telecommunication Services	24,392,088	—	—	24,392,088
Electric Utilities	22,730,790	—	—	22,730,790
Entertainment	12,251,521	—	—	12,251,521
Food & Staples Retailing	16,514,281	—	—	16,514,281
Food Products	34,005,528	—	—	34,005,528
Health Care Equipment & Supplies	91,973,887	14,034,968	—	106,008,855
Health Care Providers & Services	143,561,407	—	—	143,561,407
Household Durables	10,615,283	12,787,024	—	23,402,307
Industrial Conglomerates	—	13,154,037	—	13,154,037
Insurance	99,932,543	11,791,865	—	111,724,408
Interactive Media & Services	6,056,548	—	—	6,056,548
Internet & Direct Marketing Retail	6,218,184	—	—	6,218,184
IT Services	115,719,488	—	—	115,719,488
Machinery	4,802,945	12,559,961	—	17,362,906
Media	49,376,510	—	—	49,376,510
Multiline Retail	20,198,903	—	—	20,198,903
Multi-Utilities	30,447,119	—	—	30,447,119
Oil, Gas & Consumable Fuels	76,161,383	59,551,560	11,435,463	147,148,406
Personal Products	31,983,226	—	—	31,983,226
Pharmaceuticals	17,442,549	83,334,106	—	100,776,655

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Professional Services	$26,589,230	$—	$—	$26,589,230
Road & Rail	6,630,589	—	—	6,630,589
Software	27,467,784	—	—	27,467,784
Specialty Retail	13,493,718	—	—	13,493,718
Technology Hardware, Storage & Peripherals	—	17,893,921	—	17,893,921
Textiles, Apparel & Luxury Goods	10,820,925	—	—	10,820,925
Tobacco	13,395,544	—	—	13,395,544
Wireless Telecommunication Services	11,050,530	—	—	11,050,530
Short-Term Securities
Money Market Funds	76,042,437	—	—	76,042,437

	$1,372,619,920	$255,240,496	$11,435,463	$1,639,295,879

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9,358,163)	$(4,482,026)	$—	$(13,840,189)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.2%
TELUS Corp.	792,734	$15,298,478

Denmark — 2.1%
Novo Nordisk A/S, Class B	105,861	14,377,571

France — 11.5%
Air Liquide SA	79,016	11,215,158
EssilorLuxottica SA	54,412	9,844,924
Kering SA	30,878	15,714,663
LVMH Moet Hennessy Louis Vuitton SE	9,512	6,921,810
Sanofi	220,925	21,303,031
Schneider Electric SE	99,823	14,018,601

		79,018,187

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 08/31/18, Cost: $2,637,143)(a)(b)	566,400	505,741

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk PT	22,422,100	7,108,929

Ireland(c) — 4.3%
Accenture PLC, Class A	59,299	15,823,345
Medtronic PLC	182,236	14,163,382

		29,986,727

Japan — 1.5%
KDDI Corp.	352,200	10,681,129

Mexico — 1.8%
Wal-Mart de Mexico SAB de CV	3,446,031	12,129,591

Netherlands — 1.4%
Koninklijke KPN NV	3,096,591	9,584,736

Portugal — 1.7%
EDP - Energias de Portugal SA	2,315,427	11,541,952

Singapore — 1.5%
DBS Group Holdings Ltd.	405,168	10,255,452

Spain — 2.7%
Industria de Diseno Textil SA	697,885	18,536,547

Sweden — 2.0%
Epiroc AB, Class A	768,133	13,987,015

Switzerland — 6.2%
Lonza Group AG, Registered Shares	26,531	13,023,415
TE Connectivity Ltd.(c)	129,478	14,864,075
Zurich Insurance Group AG	31,721	15,165,087

		43,052,577

Taiwan — 4.2%
MediaTek, Inc.	560,000	11,322,597
Taiwan Semiconductor Manufacturing Co. Ltd.	1,200,000	17,428,151

		28,750,748

United Kingdom — 17.2%
AstraZeneca PLC	150,668	20,388,296
Diageo PLC	322,878	14,132,969
Ferguson PLC	125,838	15,798,182
Prudential PLC	1,361,788	18,568,371

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC	301,550	$20,902,336
RELX PLC	528,663	14,644,519
Taylor Wimpey PLC	11,467,215	14,043,874

		118,478,547

United States(c) — 37.5%
AbbVie, Inc.(d)	116,053	18,755,338
Assurant, Inc.	89,581	11,203,000
Baker Hughes Co.(d)	337,789	9,974,909
Chevron Corp.	37,667	6,760,850
Citizens Financial Group, Inc.	454,614	17,898,153
Estee Lauder Cos., Inc., Class A	34,655	8,598,252
Intercontinental Exchange, Inc.	168,744	17,311,447
International Flavors & Fragrances, Inc.	73,744	7,731,321
Intuit, Inc.	45,078	17,545,259
M&T Bank Corp.	79,314	11,505,289
Microsoft Corp.(d)	96,423	23,124,164
Otis Worldwide Corp.	200,423	15,695,125
Paychex, Inc.	116,371	13,447,833
Philip Morris International, Inc.(d)	189,817	19,211,378
Synchrony Financial(d)	303,546	9,974,521
United Parcel Service, Inc., Class B(d)	81,795	14,219,243
UnitedHealth Group, Inc.(d)	26,643	14,125,586
Visa, Inc., Class A	64,863	13,475,937
Williams Cos., Inc.	226,242	7,443,362

		258,000,967

Total Long-Term Investments — 98.9% (Cost: $647,598,133)		681,294,894

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(e)(f)	6,643,752	6,643,752

Total Short-Term Securities — 1.0% (Cost: $6,643,752)		6,643,752

Total Investments Before Options Written — 99.9% (Cost: $654,241,885)		687,938,646

Options Written — (0.6)%
(Premiums Received: $(7,666,872))		(4,281,155)

Total Investments, Net of Options Written — 99.3% (Cost: $646,575,013)		683,657,491
Other Assets Less Liabilities — 0.7%		4,806,394

Net Assets — 100.0%		$688,463,885

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $505,741, representing 0.1% of its net assets as of period end, and an original cost of $2,637,143.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,262,594	$—	$(4,618,842	)(a)	$—	$—	$6,643,752	6,643,752	$98,337	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
AbbVie, Inc.	268	01/06/23	USD	160.00	USD	4,331	$(73,834)
Chevron Corp.	65	01/06/23	USD	180.00	USD	1,167	(15,340)
Medtronic PLC	282	01/06/23	USD	80.00	USD	2,192	(5,640)
Microsoft Corp.	125	01/06/23	USD	260.00	USD	2,998	(1,125)
Philip Morris International, Inc.	539	01/06/23	USD	100.00	USD	5,455	(95,672)
Synchrony Financial	31	01/06/23	USD	36.00	USD	102	(2,325)
United Parcel Service, Inc., Class B	205	01/06/23	USD	190.00	USD	3,564	(3,485)
UnitedHealth Group, Inc.	7	01/06/23	USD	550.00	USD	371	(350)
Visa, Inc., Class A	2	01/06/23	USD	220.00	USD	42	(18)
Williams Cos., Inc.	159	01/06/23	USD	34.00	USD	523	(1,590)
Williams Cos., Inc.	218	01/06/23	USD	35.00	USD	717	(2,180)
Baker Hughes Co.	478	01/10/23	USD	31.05	USD	1,412	(11,981)
Otis Worldwide Corp.	670	01/10/23	USD	79.25	USD	5,247	(58,512)
Visa, Inc., Class A	74	01/10/23	USD	216.00	USD	1,537	(7,012)
Chevron Corp.	65	01/13/23	USD	180.00	USD	1,167	(25,025)
Intuit, Inc.	52	01/13/23	USD	430.00	USD	2,024	(7,800)
Microsoft Corp.	168	01/13/23	USD	250.00	USD	4,029	(35,784)
Philip Morris International, Inc.	315	01/13/23	USD	105.00	USD	3,188	(8,663)
Synchrony Financial	682	01/13/23	USD	37.00	USD	2,241	(10,230)
United Parcel Service, Inc., Class B	163	01/13/23	USD	180.00	USD	2,834	(21,597)
UnitedHealth Group, Inc.	99	01/13/23	USD	555.00	USD	5,249	(21,433)
Visa, Inc., Class A	11	01/13/23	USD	215.00	USD	229	(1,628)
Visa, Inc., Class A	10	01/13/23	USD	220.00	USD	208	(610)
Williams Cos., Inc.	160	01/13/23	USD	34.00	USD	526	(4,000)
Williams Cos., Inc.	218	01/13/23	USD	35.00	USD	717	(1,635)
AbbVie, Inc.	29	01/20/23	USD	160.00	USD	469	(11,600)
Accenture PLC, Class A	155	01/20/23	USD	295.00	USD	4,136	(6,975)
Assurant, Inc.	145	01/20/23	USD	130.00	USD	1,813	(17,038)
Baker Hughes Co.	215	01/20/23	USD	32.00	USD	635	(5,913)
Baker Hughes Co.	490	01/20/23	USD	29.00	USD	1,447	(69,825)
Citizens Financial Group, Inc.	1,162	01/20/23	USD	42.50	USD	4,575	(29,050)
Citizens Financial Group, Inc.	294	01/20/23	USD	40.00	USD	1,157	(29,400)
Estee Lauder Cos., Inc., Class A	32	01/20/23	USD	220.00	USD	794	(94,400)
Estee Lauder Cos., Inc., Class A	28	01/20/23	USD	240.00	USD	695	(37,240)
Intercontinental Exchange, Inc.	567	01/20/23	USD	105.00	USD	5,817	(82,215)
International Flavors & Fragrances, Inc.	265	01/20/23	USD	105.00	USD	2,778	(73,537)
Intuit, Inc.	68	01/20/23	USD	420.00	USD	2,647	(28,900)
M&T Bank Corp.	153	01/20/23	USD	175.00	USD	2,219	(32,895)
M&T Bank Corp.	203	01/20/23	USD	155.00	USD	2,945	(26,390)
Medtronic PLC	282	01/20/23	USD	80.00	USD	2,192	(26,508)
Microsoft Corp.	140	01/20/23	USD	240.00	USD	3,357	(100,800)
Otis Worldwide Corp.	57	01/20/23	USD	80.00	USD	446	(5,700)
Paychex, Inc.	214	01/20/23	USD	130.00	USD	2,473	(2,675)
TE Connectivity Ltd.	342	01/20/23	USD	130.00	USD	3,926	(5,985)
TELUS Corp.	1,883	01/20/23	CAD	29.00	CAD	4,920	(2,086)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Visa, Inc., Class A	37	01/20/23	USD	215.00	USD	769	$(7,955)
Williams Cos., Inc.	36	01/20/23	USD	34.00	USD	118	(1,440)
AbbVie, Inc.	127	01/27/23	USD	162.50	USD	2,052	(39,941)
Accenture PLC, Class A	111	01/27/23	USD	270.00	USD	2,962	(77,145)
Intuit, Inc.	82	01/27/23	USD	410.00	USD	3,192	(70,520)
Medtronic PLC	73	01/27/23	USD	78.00	USD	567	(15,148)
Synchrony Financial	652	01/27/23	USD	35.00	USD	2,142	(40,750)
UnitedHealth Group, Inc.	13	01/27/23	USD	540.00	USD	689	(13,000)
Visa, Inc., Class A	120	01/27/23	USD	210.00	USD	2,493	(74,700)
Estee Lauder Cos., Inc., Class A	95	01/30/23	USD	231.50	USD	2,357	(204,544)
Citizens Financial Group, Inc.	295	01/31/23	USD	39.50	USD	1,161	(38,319)
Paychex, Inc.	426	02/10/23	USD	125.10	USD	4,923	(31,118)
AbbVie, Inc.	214	02/17/23	USD	165.00	USD	3,458	(86,135)
Assurant, Inc.	258	02/17/23	USD	130.00	USD	3,227	(73,530)
Citizens Financial Group, Inc.	294	02/17/23	USD	40.00	USD	1,157	(44,100)
Intercontinental Exchange, Inc.	192	02/17/23	USD	105.00	USD	1,970	(61,440)
International Flavors & Fragrances, Inc.	66	02/17/23	USD	110.00	USD	692	(17,985)
Otis Worldwide Corp.	58	02/17/23	USD	80.00	USD	454	(13,775)
Otis Worldwide Corp.	116	02/17/23	USD	82.50	USD	908	(16,240)
TE Connectivity Ltd.	240	02/17/23	USD	120.00	USD	2,755	(78,000)
TELUS Corp.	1,090	02/17/23	CAD	29.00	CAD	2,848	(4,830)
Visa, Inc., Class A	37	02/17/23	USD	220.00	USD	769	(15,170)
TELUS Corp.	1,387	03/17/23	CAD	29.00	CAD	3,624	(8,195)

							$(2,140,581)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	Goldman Sachs International	16,300	01/05/23	GBP	110.75	GBP	1,829	$(39,392)
DBS Group Holdings Ltd.	UBS AG	73,200	01/05/23	SGD	35.60	SGD	2,483	(119)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	19,858	01/05/23	SEK	192.46	SEK	3,770	(2,856)
Ferguson PLC	UBS AG	27,800	01/05/23	GBP	102.57	GBP	2,902	(86,403)
MediaTek, Inc.	Citibank N.A.	88,000	01/05/23	TWD	780.03	TWD	55,000	—
Reckitt Benckiser Group PLC	JPMorgan Chase Bank N.A.	27,600	01/05/23	GBP	60.02	GBP	1,588	(514)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	662,900	01/05/23	MXN	75.29	MXN	45,468	(4)
Epiroc AB, Class A	UBS AG	43,900	01/10/23	SEK	192.78	SEK	8,334	(9,522)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	BNP Paribas SA	94,000	01/10/23	TWD	521.09	TWD	42,159	(1)
Diageo PLC	UBS AG	6,500	01/11/23	GBP	38.47	GBP	237	(205)
Ferguson PLC	Royal Bank Of Canada	13,100	01/11/23	GBP	96.77	GBP	1,368	(125,963)
Koninklijke KPN NV	UBS AG	789,100	01/11/23	EUR	2.95	EUR	2,280	(14,588)
Novo Nisk, Class B	Goldman Sachs International	10,900	01/11/23	DKK	906.10	DKK	10,224	(57,572)
Prudential PLC	Goldman Sachs International	152,100	01/11/23	GBP	10.48	GBP	1,715	(155,966)
Sanofi	Goldman Sachs International	49,200	01/11/23	EUR	89.95	EUR	4,420	(66,173)
Taylor Wimpey PLC	Merrill Lynch International	766,000	01/11/23	GBP	1.05	GBP	779	(16,030)
Zurich Insurance Group AG	Goldman Sachs International	6,700	01/11/23	CHF	456.52	CHF	2,963	(5,093)
EDP-Energias de Portugal SA	Goldman Sachs International	55,400	01/13/23	EUR	4.78	EUR	258	(2,237)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	510,000	01/13/23	EUR	4.62	EUR	2,375	(58,731)
Epiroc AB, Class A	Goldman Sachs International	57,000	01/13/23	SEK	199.20	SEK	10,821	(5,591)
Industria de Diseno Textil SA	Morgan Stanley & Co. International PLC	127,100	01/13/23	EUR	25.68	EUR	3,158	(19,758)
KDDI Corp.	Societe Generale	81,300	01/13/23	JPY	4,200.47	JPY	323,737	(4,789)
Lonza Group AG, Registered Shares	Goldman Sachs International	6,000	01/13/23	CHF	538.26	CHF	2,719	(176)
RELX PLC	Merrill Lynch International	104,000	01/13/23	EUR	27.49	EUR	2,687	(1,900)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Goldman Sachs International	44,000	01/13/23	TWD	510.64	TWD	19,734	(22)
Epiroc AB, Class A	Goldman Sachs International	87,600	01/17/23	SEK	198.58	SEK	16,631	(12,643)
KDDI Corp.	BNP Paribas SA	112,500	01/17/23	JPY	4,108.47	JPY	447,975	(19,569)
Kering SA	Barclays Bank PLC	6,200	01/17/23	EUR	543.50	EUR	2,948	(1,029)
Zurich Insurance Group AG	Barclays Bank PLC	7,600	01/17/23	CHF	459.92	CHF	3,361	(8,017)

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
EDP-Energias de Portugal SA	Barclays Bank PLC	488,100	01/18/23	EUR	4.61	EUR	2,273	$(65,457)
Epiroc AB, Class A	Goldman Sachs International	46,700	01/18/23	SEK	203.90	SEK	8,866	(3,323)
Essilorluxottica SA	Goldman Sachs International	34,800	01/18/23	EUR	182.65	EUR	5,888	(15,628)
RELX PLC	Royal Bank Of Canada	56,000	01/18/23	EUR	27.49	EUR	1,447	(2,101)
Taylor Wimpey PLC	Merrill Lynch International	766,000	01/18/23	GBP	1.05	GBP	779	(22,948)
Epiroc AB, Class A	Royal Bank Of Canada	46,700	01/25/23	SEK	203.90	SEK	8,866	(6,111)
Ferguson PLC	Morgan Stanley & Co. International PLC	15,800	01/25/23	GBP	109.28	GBP	1,650	(19,571)
Industria de Diseno Textil SA	Morgan Stanley & Co. International PLC	121,869	01/25/23	EUR	25.26	EUR	3,028	(58,913)
Koninklijke KPN NV	Goldman Sachs International	604,400	01/25/23	EUR	3.00	EUR	1,747	(19,545)
Schneider Electric SE	Goldman Sachs International	16,800	01/25/23	EUR	144.57	EUR	2,196	(3,661)
Taylor Wimpey PLC	Merrill Lynch International	766,000	01/25/23	GBP	1.05	GBP	779	(29,013)
Air Liquide SA	Morgan Stanley & Co. International PLC	35,600	01/27/23	EUR	146.47	EUR	4,713	(4,882)
Prudential PLC	Goldman Sachs International	169,800	01/27/23	GBP	11.30	GBP	1,914	(80,888)
Sanofi	Goldman Sachs International	57,900	01/27/23	EUR	89.66	EUR	5,202	(135,577)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Citibank N.A.	182,000	01/30/23	TWD	431.84	TWD	81,627	(118,351)
Diageo PLC	Goldman Sachs International	30,100	01/31/23	GBP	37.54	GBP	1,099	(16,075)
Industria de Diseno Textil SA	Goldman Sachs International	65,049	01/31/23	EUR	25.28	EUR	1,616	(36,440)
Reckitt Benckiser Group PLC	UBS AG	74,100	01/31/23	GBP	59.02	GBP	4,264	(69,298)
RELX PLC	JPMorgan Chase Bank N.A.	77,900	01/31/23	EUR	26.97	EUR	2,013	(17,059)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Goldman Sachs International	100,000	01/31/23	TWD	480.37	TWD	44,850	(9,613)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	719,400	01/31/23	MXN	70.27	MXN	49,344	(57,379)
Taylor Wimpey PLC	Merrill Lynch International	766,000	02/01/23	GBP	1.07	GBP	779	(25,596)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	42,500	02/02/23	GBP	114.69	GBP	4,768	(87,597)
Diageo PLC	Morgan Stanley & Co. International PLC	46,400	02/02/23	GBP	37.74	GBP	1,694	(23,125)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	220,000	02/02/23	EUR	4.82	EUR	1,024	(16,384)
Lonza Group AG, Registered Shares	UBS AG	5,900	02/02/23	CHF	456.40	CHF	2,673	(94,309)
Novo Nisk, Class B	Goldman Sachs International	21,400	02/02/23	DKK	952.75	DKK	20,073	(70,127)
Prudential PLC	Goldman Sachs International	90,700	02/02/23	GBP	11.36	GBP	1,023	(45,943)
Schneider Electric SE	Goldman Sachs International	18,200	02/02/23	EUR	137.93	EUR	2,379	(27,989)
Taylor Wimpey PLC	UBS AG	1,100,000	02/02/23	GBP	1.06	GBP	1,118	(43,991)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	9,100	02/08/23	GBP	118.56	GBP	1,021	(11,708)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	109,100	02/08/23	SGD	35.54	SGD	3,701	(16,978)
Epiroc AB, Class A	Goldman Sachs International	43,900	02/08/23	SEK	210.08	SEK	8,334	(7,311)
Kering SA	Goldman Sachs International	4,600	02/08/23	EUR	545.69	EUR	2,187	(7,835)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	3,400	02/08/23	EUR	545.69	EUR	2,312	(42,013)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	108,000	02/08/23	TWD	753.90	TWD	67,500	(792)
Novo Nisk, Class B	JPMorgan Chase Bank N.A.	15,400	02/08/23	DKK	975.00	DKK	14,445	(40,003)
Prudential PLC	Goldman Sachs International	64,100	02/08/23	GBP	11.45	GBP	723	(33,409)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	996,200	02/08/23	GBP	1.07	GBP	1,013	(38,768)

								$(2,140,574)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$4,011,904	$(626,187)	$(4,281,155)

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,281,155	$—	$—	$—	$4,281,155

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(9,124,476)	$—	$—	$—	$(9,124,476)
Options written	—	—	15,583,351	—	—	—	15,583,351

	$—	$—	$6,458,875	$—	$—	$—	$6,458,875

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$5,008,021	$—	$—	$—	$5,008,021

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$ —	(a)
Average value of option contracts written	$5,836,742

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$4,281,155

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,281,155

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,140,581)

Total derivative assets and liabilities subject to an MNA	$—	$2,140,574

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$74,503	$—	$(74,503)	$—	$—
BNP Paribas SA	19,570	—	—	—	19,570
Citibank N.A.	118,355	—	(118,355)	—	—
Goldman Sachs International	900,242	—	(900,242)	—	—
JPMorgan Chase Bank N.A.	75,346	—	(75,346)	—	—
Merrill Lynch International	95,487	—	(95,487)	—	—
Morgan Stanley & Co. International PLC	399,672	—	(399,672)	—	—
Royal Bank Of Canada	134,175	—	(134,175)	—	—

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Societe Generale	$4,789	$—	$—	$—	$4,789
UBS AG	318,435	—	(318,435)	—	—

	$2,140,574	$—	$(2,116,215)	$—	$24,359

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$15,298,478	$—	$—	$15,298,478
Denmark	—	14,377,571	—	14,377,571
France	—	79,018,187	—	79,018,187
India	—	—	505,741	505,741
Indonesia	—	7,108,929	—	7,108,929
Ireland	29,986,727	—	—	29,986,727
Japan	—	10,681,129	—	10,681,129
Mexico	12,129,591	—	—	12,129,591
Netherlands	—	9,584,736	—	9,584,736
Portugal	—	11,541,952	—	11,541,952
Singapore	—	10,255,452	—	10,255,452
Spain	—	18,536,547	—	18,536,547
Sweden	—	13,987,015	—	13,987,015
Switzerland	14,864,075	28,188,502	—	43,052,577
Taiwan	—	28,750,748	—	28,750,748
United Kingdom	—	118,478,547	—	118,478,547
United States	258,000,967	—	—	258,000,967
Short-Term Securities
Money Market Funds	6,643,752	—	—	6,643,752

	$336,923,590	$350,509,315	$505,741	$687,938,646

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,789,095)	$(2,492,060)	$—	$(4,281,155)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.8%
TELUS Corp.	882,602	$17,032,785

China — 2.3%
Budweiser Brewing Co. APAC Ltd.(a)	2,344,500	7,328,897
Yum China Holdings, Inc.(b)	114,085	6,234,745

		13,563,642

Denmark — 4.2%
Novo Nordisk A/S, Class B	182,254	24,752,930

France — 17.0%
Air Liquide SA	85,428	12,125,247
EssilorLuxottica SA	62,452	11,299,625
Kering SA	37,422	19,045,084
LVMH Moet Hennessy Louis Vuitton SE	28,655	20,852,024
Sanofi	203,467	19,619,617
Schneider Electric SE	126,724	17,796,432

		100,738,029

Germany — 1.6%
MTU Aero Engines AG	45,121	9,707,114

India — 3.2%
HDFC Bank Ltd.	921,648	18,076,789
Jasper Infotech Private Ltd., Series I, (Acquired 01/25/22, Cost: $3,948,600)(c)(d)	848,000	757,183

		18,833,972

Indonesia — 2.0%
Bank Rakyat Indonesia Persero Tbk PT	37,156,800	11,780,567

Japan — 3.3%
Daiichi Sankyo Co. Ltd.	266,200	8,568,097
KDDI Corp.	360,400	10,929,810

		19,497,907

Mexico — 2.7%
Wal-Mart de Mexico SAB de CV	4,549,212	16,012,647

Netherlands — 3.9%
Koninklijke KPN NV	4,569,967	14,145,209
Shell PLC	312,459	8,860,509

		23,005,718

Singapore — 4.5%
DBS Group Holdings Ltd.	477,400	12,083,759
United Overseas Bank Ltd.	653,100	14,959,801

		27,043,560

Spain — 5.3%
Bankinter SA	1,956,309	13,106,355
Industria de Diseno Textil SA	689,012	18,300,872

		31,407,227

Sweden — 3.0%
Epiroc AB, Class A	979,807	17,841,409

Switzerland — 4.7%
Lonza Group AG, Registered Shares	32,717	16,059,970
Zurich Insurance Group AG	25,565	12,222,044

		28,282,014

Security	Shares	Value

Taiwan — 5.5%
MediaTek, Inc.	659,000	$13,324,271
Taiwan Semiconductor Manufacturing Co. Ltd.	1,319,000	19,156,442

		32,480,713

United Kingdom — 23.8%
AstraZeneca PLC	129,697	17,550,514
Diageo PLC	510,690	22,353,849
Ferguson PLC	159,157	19,981,176
Prudential PLC	1,589,131	21,668,258
Reckitt Benckiser Group PLC	341,909	23,699,873
RELX PLC	757,901	20,994,651
Taylor Wimpey PLC	12,189,366	14,928,291

		141,176,612

United States(b)(e) — 9.1%
Baker Hughes Co.	380,276	11,229,550
Estee Lauder Cos., Inc., Class A	40,863	10,138,519
Otis Worldwide Corp.	237,987	18,636,762
Visa, Inc., Class A	66,582	13,833,077

		53,837,908

Total Long-Term Investments — 98.9% (Cost: $533,942,385)		586,994,754

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(f)(g)	5,622,321	5,622,321

Total Short-Term Securities — 1.0% (Cost: $5,622,321)		5,622,321

Total Investments Before Options Written — 99.9% (Cost: $539,564,706)		592,617,075

Options Written — (0.8)%
(Premiums Received: $(5,783,243))		(4,476,797)

Total Investments, Net of Options Written — 99.1% (Cost: $533,781,463)		588,140,278
Other Assets Less Liabilities — 0.9%		5,331,097

Net Assets — 100.0%		$ 593,471,375

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $757,183, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,586,240	$36,081	(a)	$—	$—	$—	$5,622,321	5,622,321	$86,543	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Visa, Inc., Class A	3	01/06/23	USD	220.00	USD	62	$(27)
Baker Hughes Co.	612	01/10/23	USD	31.05	USD	1,807	(15,339)
Otis Worldwide Corp.	155	01/10/23	USD	79.25	USD	1,214	(13,536)
Visa, Inc., Class A	119	01/10/23	USD	216.00	USD	2,472	(11,275)
Visa, Inc., Class A	19	01/13/23	USD	215.00	USD	395	(2,812)
Visa, Inc., Class A	19	01/13/23	USD	220.00	USD	395	(1,159)
Baker Hughes Co.	185	01/20/23	USD	32.00	USD	546	(5,088)
Baker Hughes Co.	534	01/20/23	USD	29.00	USD	1,577	(76,095)
Estee Lauder Cos., Inc., Class A	43	01/20/23	USD	220.00	USD	1,067	(126,850)
Estee Lauder Cos., Inc., Class A	15	01/20/23	USD	240.00	USD	372	(19,950)
Otis Worldwide Corp.	452	01/20/23	USD	75.00	USD	3,540	(180,800)
Otis Worldwide Corp.	116	01/20/23	USD	80.00	USD	908	(11,600)
TELUS Corp.	1,999	01/20/23	CAD	29.00	CAD	5,223	(2,215)
Visa, Inc., Class A	37	01/20/23	USD	215.00	USD	769	(7,955)
Yum China Holdings, Inc.	257	01/20/23	USD	55.00	USD	1,405	(46,902)
Visa, Inc., Class A	65	01/27/23	USD	210.00	USD	1,350	(40,462)
Estee Lauder Cos., Inc., Class A	136	01/30/23	USD	231.50	USD	3,374	(292,822)
Otis Worldwide Corp.	115	02/17/23	USD	80.00	USD	901	(27,313)
Otis Worldwide Corp.	232	02/17/23	USD	82.50	USD	1,817	(32,480)
TELUS Corp.	1,116	02/17/23	CAD	29.00	CAD	2,916	(4,945)
Visa, Inc., Class A	37	02/17/23	USD	220.00	USD	769	(15,170)
Yum China Holdings, Inc.	257	02/17/23	USD	57.50	USD	1,405	(52,685)
TELUS Corp.	1,739	03/17/23	CAD	29.00	CAD	4,544	(10,275)

							$(997,755)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
AstraZeneca PLC	Goldman Sachs International	16,100	01/05/23	GBP	110.75	GBP	1,806	$(38,909)
DBS Group Holdings Ltd.	UBS AG	121,000	01/05/23	SGD	35.60	SGD	4,104	(197)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	1,400	01/05/23	SEK	192.46	SEK	266	(201)
Ferguson PLC	UBS AG	39,100	01/05/23	GBP	102.57	GBP	4,082	(121,524)
MediaTek, Inc.	Citibank N.A.	10,000	01/05/23	TWD	780.03	TWD	6,250	—
Reckitt Benckiser Group PLC	JPMorgan Chase Bank N.A.	43,900	01/05/23	GBP	60.02	GBP	2,526	(817)
United Overseas Bank Ltd.	UBS AG	75,000	01/05/23	SGD	30.50	SGD	2,303	(23,462)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	1,200,900	01/05/23	MXN	75.28	MXN	82,370	(7)
Budweiser Brewing Co. APAC Ltd.	Citibank N.A.	527,000	01/06/23	HKD	19.48	HKD	12,938	(341,503)
Daiichi Sankyo Co. Ltd.	Bank of America N.A.	76,200	01/10/23	JPY	4,840.50	JPY	323,850	(4,139)
Epiroc AB, Class A	UBS AG	87,500	01/10/23	SEK	192.78	SEK	16,612	(18,979)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Goldman Sachs International	195,000	01/10/23	TWD	426.15	TWD	87,458	(148,108)
Diageo PLC	UBS AG	39,800	01/11/23	GBP	38.47	GBP	1,453	(1,254)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Ferguson PLC	Royal Bank of Canada	20,200	01/11/23	GBP	96.77	GBP	2,109	$(194,233)
Koninklijke KPN NV	UBS AG	1,075,900	01/11/23	EUR	2.95	EUR	3,109	(19,890)
Novo Nisk, Class B	Goldman Sachs International	65,000	01/11/23	DKK	906.10	DKK	60,970	(343,317)
Prudential PLC	Goldman Sachs International	169,900	01/11/23	GBP	10.48	GBP	1,916	(174,219)
Sanofi	Goldman Sachs International	42,300	01/11/23	EUR	89.95	EUR	3,800	(56,892)
Shell PLC	Morgan Stanley & Co. International PLC	70,000	01/11/23	EUR	28.23	EUR	1,854	(3,669)
Taylor Wimpey PLC	Merrill Lynch International	850,000	01/11/23	GBP	1.05	GBP	864	(17,788)
Zurich Insurance Group AG	Goldman Sachs International	5,300	01/11/23	CHF	456.52	CHF	2,344	(4,029)
Bankinter SA	UBS AG	144,700	01/13/23	EUR	6.58	EUR	907	(4,791)
Epiroc AB, Class A	Goldman Sachs International	54,700	01/13/23	SEK	199.20	SEK	10,385	(5,365)
Industria de Diseno Textil SA	Morgan Stanley & Co. International PLC	121,600	01/13/23	EUR	25.68	EUR	3,022	(18,903)
KDDI Corp.	Societe Generale	58,700	01/13/23	JPY	4,200.47	JPY	233,743	(3,458)
Lonza Group AG, Registered Shares	Goldman Sachs International	7,300	01/13/23	CHF	538.26	CHF	3,308	(215)
RELX PLC	Merrill Lynch International	101,000	01/13/23	EUR	27.49	EUR	2,610	(1,845)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Goldman Sachs International	36,000	01/13/23	TWD	510.64	TWD	16,146	(18)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	156,600	01/13/23	SGD	30.71	SGD	4,808	(47,989)
Epiroc AB, Class A	Goldman Sachs International	108,800	01/17/23	SEK	198.58	SEK	20,656	(15,703)
KDDI Corp.	BNP Paribas SA	139,500	01/17/23	JPY	4,108.47	JPY	555,489	(24,266)
Kering SA	Barclays Bank PLC	6,500	01/17/23	EUR	543.50	EUR	3,091	(1,079)
RELX PLC	Goldman Sachs International	71,700	01/17/23	EUR	27.67	EUR	1,853	(1,817)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	BNP Paribas SA	64,000	01/17/23	TWD	498.75	TWD	28,704	(411)
Zurich Insurance Group AG	Barclays Bank PLC	6,300	01/17/23	CHF	459.92	CHF	2,786	(6,646)
Bankinter SA	Morgan Stanley & Co. International PLC	540,100	01/18/23	EUR	6.56	EUR	3,385	(28,595)
Epiroc AB, Class A	Goldman Sachs International	50,600	01/18/23	SEK	203.90	SEK	9,606	(3,600)
Essilorluxottica SA	Goldman Sachs International	42,100	01/18/23	EUR	182.65	EUR	7,123	(18,906)
RELX PLC	Royal Bank of Canada	85,500	01/18/23	EUR	27.49	EUR	2,209	(3,208)
Shell PLC	Morgan Stanley & Co. International PLC	70,000	01/18/23	EUR	28.23	EUR	1,854	(8,233)
Taylor Wimpey PLC	Merrill Lynch International	850,000	01/18/23	GBP	1.05	GBP	864	(25,464)
Epiroc AB, Class A	Royal Bank of Canada	50,600	01/25/23	SEK	203.90	SEK	9,606	(6,621)
Ferguson PLC	Morgan Stanley & Co. International PLC	12,400	01/25/23	GBP	109.28	GBP	1,295	(15,359)
Industria de Diseno Textil SA	Morgan Stanley & Co. International PLC	84,735	01/25/23	EUR	25.26	EUR	2,106	(40,962)
Koninklijke KPN NV	Goldman Sachs International	980,600	01/25/23	EUR	3.00	EUR	2,834	(31,711)
MTU Aero Engines AG	Morgan Stanley & Co. International PLC	25,300	01/25/23	EUR	211.95	EUR	5,116	(41,223)
Schneider Electric SE	Goldman Sachs International	22,900	01/25/23	EUR	144.57	EUR	2,993	(4,990)
Taylor Wimpey PLC	Merrill Lynch International	850,000	01/25/23	GBP	1.05	GBP	864	(32,195)
Air Liquide SA	Morgan Stanley & Co. International PLC	27,300	01/27/23	EUR	146.47	EUR	3,615	(3,744)
Budweiser Brewing Co. APAC Ltd.	Citibank N.A.	527,000	01/27/23	HKD	19.66	HKD	12,938	(363,658)
Prudential PLC	Goldman Sachs International	169,200	01/27/23	GBP	11.30	GBP	1,908	(80,603)
Sanofi	Goldman Sachs International	52,200	01/27/23	EUR	89.66	EUR	4,690	(122,230)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	BNP Paribas SA	30,000	01/30/23	TWD	521.09	TWD	13,455	(171)
Diageo PLC	Goldman Sachs International	69,500	01/31/23	GBP	37.54	GBP	2,537	(37,116)
Industria de Diseno Textil SA	Goldman Sachs International	103,735	01/31/23	EUR	25.28	EUR	2,578	(58,111)
Reckitt Benckiser Group PLC	UBS AG	75,700	01/31/23	GBP	59.02	GBP	4,356	(70,794)
RELX PLC	JPMorgan Chase Bank N.A.	82,900	01/31/23	EUR	26.97	EUR	2,142	(18,154)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Goldman Sachs International	136,000	01/31/23	TWD	480.37	TWD	60,996	(13,074)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	74,000	01/31/23	SGD	31.66	SGD	2,272	(12,956)
Wal-Mart de Mexico SAB de CV	Morgan Stanley & Co. International PLC	579,000	01/31/23	MXN	70.27	MXN	39,714	(46,181)
Taylor Wimpey PLC	Merrill Lynch International	850,000	02/01/23	GBP	1.07	GBP	864	(28,403)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	42,300	02/02/23	GBP	114.69	GBP	4,745	(87,185)
Daiichi Sankyo Co. Ltd.	UBS AG	43,600	02/02/23	JPY	4,518.52	JPY	185,300	(19,715)
Diageo PLC	Morgan Stanley & Co. International PLC	69,500	02/02/23	GBP	37.74	GBP	2,537	(34,637)
Lonza Group AG, Registered Shares	UBS AG	7,400	02/02/23	CHF	456.40	CHF	3,353	(118,286)
Novo Nisk, Class B	Goldman Sachs International	2,200	02/02/23	DKK	952.75	DKK	2,064	(7,209)
Prudential PLC	Goldman Sachs International	183,300	02/02/23	GBP	11.36	GBP	2,067	(92,848)
Schneider Electric SE	Goldman Sachs International	21,500	02/02/23	EUR	137.93	EUR	2,810	(33,064)
Taylor Wimpey PLC	UBS AG	1,100,000	02/02/23	GBP	1.06	GBP	1,118	(43,991)
Air Liquide SA	Morgan Stanley & Co. International PLC	22,000	02/08/23	EUR	143.69	EUR	2,913	(10,651)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	93,900	02/08/23	SGD	35.54	SGD	3,185	(14,613)

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Epiroc AB, Class A	Goldman Sachs International	87,400	02/08/23	SEK	210.08	SEK	16,593	$(14,556)
Kering SA	Goldman Sachs International	6,500	02/08/23	EUR	545.69	EUR	3,091	(11,071)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	10,100	02/08/23	EUR	545.69	EUR	6,867	(124,802)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	220,000	02/08/23	TWD	753.90	TWD	137,500	(1,613)
Novo Nisk, Class B	JPMorgan Chase Bank N.A.	14,900	02/08/23	DKK	975.00	DKK	13,976	(38,704)
Prudential PLC	Goldman Sachs International	49,600	02/08/23	GBP	11.44	GBP	559	(25,852)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	985,200	02/08/23	GBP	1.07	GBP	1,001	(38,340)

								$(3,479,042)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,774,158	$(1,467,712)	$(4,476,797)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,476,797	$—	$—	$—	$4,476,797

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(12,871,852)	$—	$—	$—	$(12,871,852)
Options written	—	—	11,872,703	—	—	—	11,872,703

	$—	$—	$(999,149)	$—	$—	$—	$(999,149)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$3,532,841	$—	$—	$—	$3,532,841

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$5,052,583

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$4,476,797

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,476,797

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(997,755)

Total derivative assets and liabilities subject to an MNA	$—	$3,479,042

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$4,139	$—	$(4,139)	$—	$—
Barclays Bank PLC	7,725	—	—	—	7,725
BNP Paribas SA	24,848	—	—	—	24,848
Citibank N.A.	705,168	—	(705,168)	—	—
Goldman Sachs International	1,468,335	—	(1,468,335)	—	—
JPMorgan Chase Bank N.A.	73,901	—	(73,901)	—	—
Merrill Lynch International	105,695	—	—	—	105,695
Morgan Stanley & Co. International PLC	438,828	—	(223,828)	(215,000)	—
Royal Bank of Canada	204,062	—	(204,062)	—	—
Societe Generale	3,458	—	—	—	3,458
UBS AG	442,883	—	(442,883)	—	—

	$3,479,042	$—	$(3,122,316)	$(215,000)	$141,726

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$17,032,785	$—	$—	$17,032,785
China	6,234,745	7,328,897	—	13,563,642
Denmark	—	24,752,930	—	24,752,930
France	—	100,738,029	—	100,738,029
Germany	—	9,707,114	—	9,707,114
India	—	18,076,789	757,183	18,833,972
Indonesia	—	11,780,567	—	11,780,567
Japan	—	19,497,907	—	19,497,907
Mexico	16,012,647	—	—	16,012,647
Netherlands	—	23,005,718	—	23,005,718
Singapore	—	27,043,560	—	27,043,560
Spain	—	31,407,227	—	31,407,227
Sweden	—	17,841,409	—	17,841,409
Switzerland	—	28,282,014	—	28,282,014
Taiwan	—	32,480,713	—	32,480,713

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
United Kingdom	$—	$141,176,612	$—	$141,176,612
United States	53,837,908	—	—	53,837,908
Short-Term Securities
Money Market Funds	5,622,321	—	—	5,622,321

	$98,740,406	$493,119,486	$757,183	$592,617,075

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(664,783)	$(3,812,014)	$—	$(4,476,797)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments December 31, 2022	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 21.0%
AbbVie, Inc.	107,973	$17,449,517
Affinivax, Inc., (Acquired 08/18/22, Cost: $0)(a)(b)	6,331	81,797
Alkermes PLC(c)	22,001	574,886
Alnylam Pharmaceuticals, Inc.(c)	15,553	3,696,170
Amgen, Inc.(d)	69,758	18,321,241
Apellis Pharmaceuticals, Inc.(c)	11,780	609,144
Arcutis Biotherapeutics, Inc.(c)	42,854	634,239
Argenx SE, ADR(c)	7,121	2,697,648
Biogen, Inc.(c)	26,702	7,394,318
BioMarin Pharmaceutical, Inc.(c)	30,495	3,155,928
BioNTech SE, ADR	10,000	1,502,200
Blueprint Medicines Corp.(c)	14,055	615,750
Cellarity, Inc., (Acquired 01/15/21, Cost: $265,002)(a)(b)	44,167	174,901
Cerevel Therapeutics Holdings, Inc.(c)	16,785	529,399
Decibel Therapeutics, Inc.(c)(e)	46,884	96,112
Design Therapeutics, Inc.(c)	13,967	143,301
Enanta Pharmaceuticals, Inc.(c)	3,150	146,538
Exact Sciences Corp.(c)	26,711	1,322,462
Genmab A/S(c)	2,498	1,056,141
Genmab A/S, ADR(c)	16,911	716,688
Gilead Sciences, Inc.	168,017	14,424,259
Horizon Therapeutics PLC(c)	7,410	843,258
Imago Biosciences, Inc.(c)	47,824	1,719,273
Immuneering Corp., Class A(c)(e)	14,456	70,112
Immunocore Holdings PLC, ADR(c)	9,668	551,753
Incyte Corp.(c)	26,918	2,162,054
Ionis Pharmaceuticals, Inc.(c)	18,640	704,033
Karuna Therapeutics, Inc.(c)	3,635	714,277
Krystal Biotech, Inc.(c)	3,135	248,355
Legend Biotech Corp., ADR(c)	14,146	706,168
Mirati Therapeutics, Inc.(c)	4,450	201,629
Moderna, Inc.(c)	41,978	7,540,088
Monte Rosa Therapeutics, Inc.(c)	28,575	217,456
MoonLake Immunotherapeutics(c)	11,715	123,008
Neurocrine Biosciences, Inc.(c)	23,254	2,777,458
Nuvalent, Inc., Class A(c)	11,178	332,881
PMV Pharmaceuticals, Inc.(c)	17,490	152,163
Prime Medicine, Inc.(e)	22,929	426,021
Prometheus Biosciences, Inc.(c)	6,920	761,200
Prothena Corp. PLC(c)	8,734	526,223
PTC Therapeutics, Inc.(c)	8,450	322,536
Regeneron Pharmaceuticals, Inc.(c)	10,697	7,717,779
Revolution Medicines, Inc.(c)	18,874	449,579
Rhythm Pharmaceuticals, Inc.(c)	48,130	1,401,546
Rocket Pharmaceuticals, Inc.(c)	17,213	336,858
Sage Therapeutics, Inc.(c)	21,680	826,875
Sarepta Therapeutics, Inc.(c)	18,688	2,421,591
Seagen, Inc.(c)	20,872	2,682,261
Sigilon Therapeutics, Inc.(c)	19,555	6,844
Tenaya Therapeutics, Inc.(c)	25,502	51,259
TScan Therapeutics, Inc.(c)	29,940	48,802
Ultragenyx Pharmaceutical, Inc.(c)	6,140	284,466
Vertex Pharmaceuticals, Inc.(c)	45,850	13,240,563

		125,911,008

Diversified Financial Services — 0.0%
Health Sciences Acquisitions Corp.(c)	13,696	136,823

Health Care Equipment & Supplies — 19.4%
Abbott Laboratories(d)	165,757	18,198,461

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Abiomed, Inc.(a)	14,359	$14,646
Alcon, Inc.	79,014	5,416,410
Align Technology, Inc.(c)	3,960	835,164
Bausch & Lomb Corp.(c)(e)	75,830	1,176,123
Baxter International, Inc.	71,467	3,642,673
Boston Scientific Corp.(c)	422,762	19,561,198
Cooper Cos., Inc.	10,901	3,604,634
Dexcom, Inc.(c)	52,400	5,933,776
Edwards Lifesciences Corp.(c)	39,026	2,911,730
Glaukos Corp.(c)	4,880	213,158
Insulet Corp.(c)	8,685	2,556,777
Intuitive Surgical, Inc.(c)	47,294	12,549,463
iRhythm Technologies, Inc.(c)	2,280	213,568
Masimo Corp.(c)	8,435	1,247,958
Medtronic PLC	128,480	9,985,466
Nevro Corp.(c)	36,067	1,428,253
Novocure Ltd.(c)	10,555	774,209
Omnicell, Inc.(c)	6,425	323,948
Penumbra, Inc.(c)	21,510	4,785,115
ResMed, Inc.	17,159	3,571,303
STERIS PLC	4,935	911,445
Stryker Corp.	60,410	14,769,641
Zimmer Biomet Holdings, Inc.	14,617	1,863,667

		116,488,786

Health Care Providers & Services — 20.5%
Agiliti, Inc.(c)	40,496	660,490
Amedisys, Inc.(c)	22,677	1,894,437
AmerisourceBergen Corp.	55,773	9,242,144
Centene Corp.(c)	36,831	3,020,510
Cigna Corp.	44,169	14,634,956
Elevance Health, Inc.(d)	35,882	18,406,389
Encompass Health Corp.	43,989	2,630,982
Guardant Health, Inc.(c)	11,675	317,560
HCA Healthcare, Inc.	8,085	1,940,077
LHC Group, Inc.(c)	20,224	3,270,019
McKesson Corp.	24,550	9,209,196
Quest Diagnostics, Inc.	41,129	6,434,221
UnitedHealth Group, Inc.(d)	97,235	51,552,052

		123,213,033

Life Sciences Tools & Services — 11.4%
10X Genomics, Inc., Class A(c)	10,520	383,349
Agilent Technologies, Inc.	62,776	9,394,428
Avantor, Inc.(c)	78,897	1,663,938
Danaher Corp.	67,989	18,045,640
Icon PLC(c)	8,210	1,594,792
IQVIA Holdings, Inc.(c)	24,543	5,028,615
Mettler-Toledo International, Inc.(c)	1,055	1,524,950
Nautilus Biotechnology, Inc.(c)	16,560	29,808
QIAGEN NV(c)	31,011	1,546,519
Rapid Micro Biosystems, Inc., Class A(c)(e)	20,561	23,234
Thermo Fisher Scientific, Inc.(f)	42,868	23,606,979
Waters Corp.(c)	10,760	3,686,161
West Pharmaceutical Services, Inc.	7,775	1,829,846

		68,358,259

Pharmaceuticals — 23.6%
Arvinas, Inc.(c)	11,035	377,507
AstraZeneca PLC	63,946	8,653,131
AstraZeneca PLC, ADR	24,607	1,668,355
Bristol-Myers Squibb Co.	39,106	2,813,677
Catalent, Inc.(c)	20,045	902,226

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Daiichi Sankyo Co. Ltd.	114,400	$3,682,157
Eli Lilly & Co.	91,436	33,450,946
Johnson & Johnson(d)	179,664	31,737,646
Merck & Co., Inc.(d)	226,786	25,161,907
Pfizer, Inc.(d)	337,176	17,276,898
Roche Holding AG	6,561	2,061,711
Sanofi	24,587	2,370,839
Zoetis, Inc.	77,984	11,428,555

		141,585,555

Total Common Stocks — 95.9% (Cost: $390,083,055)		575,693,464

	Benefical Interest (000)

Other Interests(g)

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc.(a)(b)(g)	$190	144,522

Total Other Interests — 0.0% (Cost: $ — )		144,522

	Shares

Preferred Securities

Preferred Stocks — 0.7%(a)(b)

Biotechnology — 0.1%
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	60,800
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	531,720
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $260,568)	106,790	259,500

		852,020

Health Care Equipment & Supplies — 0.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	300,136
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	1,039,728
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	338,554
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	92,580	163,866

		1,842,284

Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	364,024

Software — 0.2%
Carbon Health Technologies, Inc., (Acquired 07/09/21,
Cost: $907,000)	907	909,839

		3,968,167

Total Preferred Securities — 0.7% (Cost: $5,011,325)		3,968,167

Security	Shares	Value

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)(c)	4,201	$1,786

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(c)	4,050	585

Total Warrants — 0.0% (Cost: $14,030)		2,371

Total Long-Term Investments — 96.6% (Cost: $395,108,410)		579,808,524

Short-Term Securities

Money Market Funds — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(h)(i)	23,195,315	23,195,315
SL Liquidity Series, LLC, Money Market Series, 4.49%(h)(i)(j)	676,047	675,980

Total Short-Term Securities — 4.0% (Cost: $23,871,030)		23,871,295

Total Investments Before Options Written — 100.6% (Cost: $418,979,440)		603,679,819

Options Written — (0.7)% (Premiums Received: $(6,502,317))		(4,323,328)

Total Investments, Net of Options Written — 99.9% (Cost: $412,477,123)		599,356,491
Other Assets Less Liabilities — 0.1%		840,422

Net Assets — 100.0%		$600,196,913

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,369,387, representing 0.7% of its net assets as of period end, and an original cost of $5,276,327.

(c)	Non-income producing security.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$27,581,316	$—		$(4,386,001)(	a)	$—	$—	$23,195,315	23,195,315	$432,499		$—
SL Liquidity Series, LLC, Money Market Series	211,489	464,567	(a)	—		(349)	273	675,980	676,047	29,546	(b)	—

						$(349)	$273	$23,871,295		$462,045		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Abbott Laboratories	246	01/06/23	USD	107.00	USD	2,701	$(79,950)
AbbVie, Inc.	105	01/06/23	USD	160.00	USD	1,697	(28,927)
AmerisourceBergen Corp.	161	01/06/23	USD	175.00	USD	2,668	(1,610)
Bristol-Myers Squibb Co.	148	01/06/23	USD	79.00	USD	1,065	(444)
Centene Corp.	79	01/06/23	USD	89.00	USD	648	(790)
Cigna Corp.	48	01/06/23	USD	325.00	USD	1,590	(38,880)
Danaher Corp.	140	01/06/23	USD	275.00	USD	3,716	(11,200)
Elevance Health, Inc.	33	01/06/23	USD	520.00	USD	1,693	(10,230)
Exact Sciences Corp.	58	01/06/23	USD	52.00	USD	287	(3,045)
Gilead Sciences, Inc.	295	01/06/23	USD	87.00	USD	2,533	(12,832)
Intuitive Surgical, Inc.	31	01/06/23	USD	270.00	USD	823	(6,975)
Johnson & Johnson	165	01/06/23	USD	180.00	USD	2,915	(6,023)
McKesson Corp.	22	01/06/23	USD	380.00	USD	825	(6,545)
Medtronic PLC	103	01/06/23	USD	80.00	USD	801	(2,060)
Moderna, Inc.	21	01/06/23	USD	215.00	USD	377	(273)
Sarepta Therapeutics, Inc.	3	01/06/23	USD	127.00	USD	39	(953)
Thermo Fisher Scientific, Inc.	81	01/06/23	USD	570.00	USD	4,461	(12,555)
Vertex Pharmaceuticals, Inc.	70	01/06/23	USD	320.00	USD	2,021	(700)
Abbott Laboratories	85	01/13/23	USD	106.00	USD	933	(38,887)
Align Technology, Inc.	15	01/13/23	USD	210.00	USD	316	(13,650)
Alkermes PLC	19	01/13/23	USD	25.60	USD	50	(2,174)
AmerisourceBergen Corp.	4	01/13/23	USD	175.00	USD	66	(480)
Baxter International, Inc.	164	01/13/23	USD	55.00	USD	836	(2,050)
Cigna Corp.	111	01/13/23	USD	335.00	USD	3,678	(49,950)
Edwards Lifesciences Corp.	42	01/13/23	USD	74.00	USD	313	(9,765)
Eli Lilly & Co.	138	01/13/23	USD	375.00	USD	5,049	(50,853)
Gilead Sciences, Inc.	182	01/13/23	USD	90.00	USD	1,562	(4,641)
Johnson & Johnson	187	01/13/23	USD	180.00	USD	3,303	(18,793)
McKesson Corp.	32	01/13/23	USD	390.00	USD	1,200	(6,640)
Medtronic PLC	217	01/13/23	USD	79.00	USD	1,687	(22,351)
Merck & Co., Inc.	151	01/13/23	USD	110.00	USD	1,675	(37,372)
Merck & Co., Inc.	243	01/13/23	USD	111.00	USD	2,696	(45,562)
Moderna, Inc.	23	01/13/23	USD	210.00	USD	413	(2,335)
Pfizer, Inc.	374	01/13/23	USD	52.00	USD	1,916	(23,375)
Regeneron Pharmaceuticals, Inc.	14	01/13/23	USD	760.00	USD	1,010	(5,320)
Sarepta Therapeutics, Inc.	59	01/13/23	USD	130.00	USD	765	(25,370)
UnitedHealth Group, Inc.	95	01/13/23	USD	555.00	USD	5,037	(20,567)
Vertex Pharmaceuticals, Inc.	25	01/13/23	USD	325.00	USD	722	(9,750)
10X Genomics, Inc., Class A	16	01/20/23	USD	50.00	USD	58	(880)
10X Genomics, Inc., Class A	6	01/20/23	USD	40.00	USD	22	(780)
Abbott Laboratories	128	01/20/23	USD	109.00	USD	1,405	(35,648)

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
AbbVie, Inc.	104	01/20/23	USD	160.00	USD	1,681	$(41,600)
Agilent Technologies, Inc.	43	01/20/23	USD	140.00	USD	643	(47,515)
Alcon, Inc.	118	01/20/23	USD	70.00	USD	809	(12,980)
Alkermes PLC	22	01/20/23	USD	24.00	USD	57	(5,500)
Alnylam Pharmaceuticals, Inc.	43	01/20/23	USD	220.00	USD	1,022	(95,890)
Amedisys, Inc.	41	01/20/23	USD	100.00	USD	343	(4,510)
AmerisourceBergen Corp.	23	01/20/23	USD	160.00	USD	381	(17,825)
Amgen, Inc.	66	01/20/23	USD	295.00	USD	1,733	(1,221)
Arcutis Biotherapeutics, Inc.	55	01/20/23	USD	20.00	USD	81	(825)
Argenx SE, ADR	27	01/20/23	USD	400.00	USD	1,023	(15,525)
Arvinas, Inc.	15	01/20/23	USD	50.00	USD	51	(4,500)
AstraZeneca PLC, ADR	93	01/20/23	USD	65.00	USD	631	(32,317)
Avantor, Inc.	149	01/20/23	USD	22.50	USD	314	(4,098)
Baxter International, Inc.	107	01/20/23	USD	57.50	USD	545	(1,070)
Biogen, Inc.	100	01/20/23	USD	305.00	USD	2,769	(27,750)
BioMarin Pharmaceutical, Inc.	63	01/20/23	USD	90.00	USD	652	(84,420)
Blueprint Medicines Corp.	26	01/20/23	USD	50.00	USD	114	(7,800)
Boston Scientific Corp.	127	01/20/23	USD	45.00	USD	588	(24,130)
Boston Scientific Corp.	306	01/20/23	USD	48.00	USD	1,416	(11,475)
Catalent, Inc.	58	01/20/23	USD	50.00	USD	261	(4,930)
Cerevel Therapeutics Holdings, Inc.	31	01/20/23	USD	35.00	USD	98	(2,248)
Cooper Cos., Inc.	25	01/20/23	USD	320.00	USD	827	(43,250)
Danaher Corp.	118	01/20/23	USD	270.00	USD	3,132	(63,720)
Design Therapeutics, Inc.	33	01/20/23	USD	17.50	USD	34	(1,320)
Dexcom, Inc.	100	01/20/23	USD	120.00	USD	1,132	(22,750)
Edwards Lifesciences Corp.	53	01/20/23	USD	75.00	USD	395	(11,395)
Edwards Lifesciences Corp.	53	01/20/23	USD	76.00	USD	395	(8,745)
Elevance Health, Inc.	69	01/20/23	USD	550.00	USD	3,539	(11,385)
Eli Lilly & Co.	105	01/20/23	USD	370.00	USD	3,841	(77,700)
Gilead Sciences, Inc.	38	01/20/23	USD	90.00	USD	326	(1,520)
Glaukos Corp.	9	01/20/23	USD	55.00	USD	39	(675)
HCA Healthcare, Inc.	30	01/20/23	USD	240.00	USD	720	(19,200)
Incyte Corp.	102	01/20/23	USD	80.00	USD	819	(20,910)
Insulet Corp.	13	01/20/23	USD	320.00	USD	383	(1,820)
Intuitive Surgical, Inc.	125	01/20/23	USD	270.00	USD	3,317	(86,250)
Ionis Pharmaceuticals, Inc.	41	01/20/23	USD	40.00	USD	155	(2,050)
IQVIA Holdings, Inc.	30	01/20/23	USD	230.00	USD	615	(1,275)
iRhythm Technologies, Inc.	4	01/20/23	USD	120.51	USD	37	(94)
Karuna Therapeutics, Inc.	13	01/20/23	USD	270.00	USD	255	(2,860)
Legend Biotech Corp., ADR	27	01/20/23	USD	60.00	USD	135	(1,148)
Masimo Corp.	16	01/20/23	USD	150.00	USD	237	(6,640)
McKesson Corp.	39	01/20/23	USD	390.00	USD	1,463	(13,942)
Medtronic PLC	103	01/20/23	USD	80.00	USD	801	(9,682)
Mettler-Toledo International, Inc.	4	01/20/23	USD	1,550.00	USD	578	(3,500)
Moderna, Inc.	72	01/20/23	USD	190.00	USD	1,293	(41,040)
Moderna, Inc.	22	01/20/23	USD	220.00	USD	395	(1,760)
Neurocrine Biosciences, Inc.	44	01/20/23	USD	120.00	USD	526	(13,970)
Nevro Corp.	16	01/20/23	USD	50.00	USD	63	(480)
Nevro Corp.	31	01/20/23	USD	45.00	USD	123	(2,170)
Novocure Ltd.	20	01/20/23	USD	105.00	USD	147	(21,700)
Novocure Ltd.	20	01/20/23	USD	120.00	USD	147	(16,200)
Omnicell, Inc.	12	01/20/23	USD	55.00	USD	61	(1,170)
Penumbra, Inc.	20	01/20/23	USD	210.00	USD	445	(36,200)
Penumbra, Inc.	61	01/20/23	USD	240.00	USD	1,357	(26,230)
Pfizer, Inc.	427	01/20/23	USD	50.00	USD	2,188	(85,186)
Prometheus Biosciences, Inc.	13	01/20/23	USD	130.00	USD	143	(1,268)
Prothena Corp. PLC	33	01/20/23	USD	75.00	USD	199	(2,393)
PTC Therapeutics, Inc.	32	01/20/23	USD	41.00	USD	122	(4,480)
QIAGEN NV	17	01/20/23	USD	50.00	USD	85	(1,955)
Quest Diagnostics, Inc.	155	01/20/23	USD	155.00	USD	2,425	(61,225)
Regeneron Pharmaceuticals, Inc.	11	01/20/23	USD	750.00	USD	794	(11,715)
ResMed, Inc.	39	01/20/23	USD	230.00	USD	812	(15,600)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Revolution Medicines, Inc.	35	01/20/23	USD	24.30	USD	83	$(3,886)
Rhythm Pharmaceuticals, Inc.	32	01/20/23	USD	35.00	USD	93	(1,520)
Rhythm Pharmaceuticals, Inc.	67	01/20/23	USD	30.00	USD	195	(11,893)
Sage Therapeutics, Inc.	62	01/20/23	USD	42.50	USD	236	(2,325)
Sarepta Therapeutics, Inc.	6	01/20/23	USD	125.00	USD	78	(4,680)
Seagen, Inc.	39	01/20/23	USD	145.00	USD	501	(9,263)
Stryker Corp.	215	01/20/23	USD	240.00	USD	5,257	(201,025)
Thermo Fisher Scientific, Inc.	81	01/20/23	USD	570.00	USD	4,461	(59,535)
UnitedHealth Group, Inc.	65	01/20/23	USD	540.00	USD	3,446	(53,137)
Vertex Pharmaceuticals, Inc.	40	01/20/23	USD	305.00	USD	1,155	(7,300)
West Pharmaceutical Services, Inc.	5	01/20/23	USD	266.00	USD	118	(494)
Zoetis, Inc.	166	01/20/23	USD	155.00	USD	2,433	(18,260)
AmerisourceBergen Corp.	23	01/27/23	USD	170.00	USD	381	(6,555)
Amgen, Inc.	70	01/27/23	USD	275.00	USD	1,838	(12,145)
Centene Corp.	133	01/27/23	USD	85.00	USD	1,091	(16,292)
Cigna Corp.	8	01/27/23	USD	340.00	USD	265	(4,080)
Elevance Health, Inc.	34	01/27/23	USD	505.00	USD	1,744	(73,270)
Eli Lilly & Co.	104	01/27/23	USD	370.00	USD	3,805	(89,960)
Medtronic PLC	65	01/27/23	USD	78.00	USD	505	(13,487)
Merck & Co., Inc.	207	01/27/23	USD	112.00	USD	2,297	(44,298)
Merck & Co., Inc.	260	01/27/23	USD	110.00	USD	2,885	(83,200)
Moderna, Inc.	21	01/27/23	USD	225.00	USD	377	(2,342)
Pfizer, Inc.	427	01/27/23	USD	55.00	USD	2,188	(8,327)
Regeneron Pharmaceuticals, Inc.	15	01/27/23	USD	760.00	USD	1,082	(15,600)
UnitedHealth Group, Inc.	209	01/27/23	USD	540.00	USD	11,081	(209,000)
Agilent Technologies, Inc.	110	02/03/23	USD	156.00	USD	1,646	(34,532)
Johnson & Johnson	165	02/03/23	USD	180.00	USD	2,915	(44,962)
Alkermes PLC	20	02/06/23	USD	25.00	USD	52	(4,455)
Insulet Corp.	6	02/13/23	USD	308.00	USD	177	(6,263)
10X Genomics, Inc., Class A	17	02/17/23	USD	40.00	USD	62	(5,143)
Abbott Laboratories	170	02/17/23	USD	115.00	USD	1,866	(32,640)
AbbVie, Inc.	201	02/17/23	USD	165.00	USD	3,248	(80,902)
Agilent Technologies, Inc.	94	02/17/23	USD	165.00	USD	1,407	(16,920)
Alcon, Inc.	66	02/17/23	USD	72.50	USD	452	(9,570)
Alkermes PLC	22	02/17/23	USD	26.00	USD	57	(4,400)
Alnylam Pharmaceuticals, Inc.	16	02/17/23	USD	250.00	USD	380	(20,480)
Amgen, Inc.	129	02/17/23	USD	280.00	USD	3,388	(36,507)
Arvinas, Inc.	26	02/17/23	USD	45.00	USD	89	(2,210)
Avantor, Inc.	150	02/17/23	USD	22.50	USD	316	(10,500)
Bausch & Lomb Corp.	80	02/17/23	USD	15.00	USD	124	(9,800)
Biogen, Inc.	11	02/17/23	USD	310.00	USD	305	(5,280)
BioMarin Pharmaceutical, Inc.	52	02/17/23	USD	110.00	USD	538	(13,000)
Boston Scientific Corp.	866	02/17/23	USD	44.00	USD	4,007	(298,770)
Boston Scientific Corp.	306	02/17/23	USD	48.00	USD	1,416	(35,955)
Cerevel Therapeutics Holdings, Inc.	32	02/17/23	USD	30.00	USD	101	(12,160)
Cooper Cos., Inc.	16	02/17/23	USD	350.00	USD	529	(11,920)
Dexcom, Inc.	100	02/17/23	USD	116.50	USD	1,132	(65,351)
Encompass Health Corp.	84	02/17/23	USD	60.00	USD	502	(22,470)
Encompass Health Corp.	83	02/17/23	USD	58.00	USD	496	(31,427)
Gilead Sciences, Inc.	123	02/17/23	USD	87.50	USD	1,056	(32,841)
Glaukos Corp.	9	02/17/23	USD	45.00	USD	39	(2,903)
Horizon Therapeutics PLC	10	02/17/23	USD	80.00	USD	114	(34,350)
Icon PLC	31	02/17/23	USD	210.00	USD	602	(14,105)
Immunocore Holdings PLC, ADR	37	02/17/23	USD	60.00	USD	211	(20,165)
Insulet Corp.	14	02/17/23	USD	320.00	USD	412	(6,965)
Intuitive Surgical, Inc.	23	02/17/23	USD	270.00	USD	610	(31,165)
IQVIA Holdings, Inc.	63	02/17/23	USD	214.25	USD	1,291	(41,757)
iRhythm Technologies, Inc.	4	02/17/23	USD	110.00	USD	37	(1,380)
Johnson & Johnson	165	02/17/23	USD	180.00	USD	2,915	(57,750)
Legend Biotech Corp., ADR	26	02/17/23	USD	60.00	USD	130	(2,860)
Masimo Corp.	16	02/17/23	USD	155.00	USD	237	(10,000)
Neurocrine Biosciences, Inc.	44	02/17/23	USD	120.00	USD	526	(30,140)

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Nevro Corp.	90	02/17/23	USD	40.00	USD	356	$(31,500)
Omnicell, Inc.	12	02/17/23	USD	50.00	USD	61	(6,480)
Pfizer, Inc.	53	02/17/23	USD	52.50	USD	272	(7,049)
Prometheus Biosciences, Inc.	13	02/17/23	USD	130.00	USD	143	(5,460)
QIAGEN NV	94	02/17/23	USD	50.00	USD	469	(19,035)
ResMed, Inc.	33	02/17/23	USD	220.00	USD	687	(18,810)
Revolution Medicines, Inc.	18	02/17/23	USD	30.00	USD	43	(2,070)
Rhythm Pharmaceuticals, Inc.	83	02/17/23	USD	30.00	USD	242	(26,560)
Sage Therapeutics, Inc.	20	02/17/23	USD	45.00	USD	76	(1,400)
Sarepta Therapeutics, Inc.	3	02/17/23	USD	130.00	USD	39	(2,580)
Seagen, Inc.	40	02/17/23	USD	145.00	USD	514	(11,500)
Stryker Corp.	14	02/17/23	USD	251.14	USD	342	(11,285)
Ultragenyx Pharmaceutical, Inc.	23	02/17/23	USD	45.00	USD	107	(12,190)
Vertex Pharmaceuticals, Inc.	39	02/17/23	USD	310.00	USD	1,126	(24,375)
Waters Corp.	40	02/17/23	USD	350.00	USD	1,370	(55,800)
West Pharmaceutical Services, Inc.	10	02/17/23	USD	260.00	USD	235	(5,850)
Zimmer Biomet Holdings, Inc.	55	02/17/23	USD	129.50	USD	701	(24,296)
Zoetis, Inc.	130	02/17/23	USD	160.00	USD	1,905	(24,700)
Revolution Medicines, Inc.	18	03/17/23	USD	30.00	USD	43	(3,960)

							$(4,204,659)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Daiichi Sankyo Co. Ltd.	UBS AG	22,500	01/05/23	JPY	4,912.95	JPY	95,625	$(273)
Bausch & Lomb Corp.	Citibank N.A.	7,300	01/11/23	USD	15.36	USD	113	(4,580)
Daiichi Sankyo Co. Ltd.	BNP Paribas SA	10,500	01/11/23	JPY	4,717.44	JPY	44,625	(1,419)
Genmab A/S	JPMorgan Chase Bank N.A.	900	01/11/23	DKK	3,275.40	DKK	2,647	(146)
Sanofi	Goldman Sachs International	4,700	01/11/23	EUR	89.95	EUR	422	(6,321)
Roche Holding AG	UBS AG	2,000	01/13/23	CHF	314.10	CHF	581	(114)
Roche Holding AG	Barclays Bank PLC	1,200	01/17/23	CHF	308.64	CHF	349	(302)
Bausch & Lomb Corp.	Morgan Stanley & Co. International PLC	5,500	01/20/23	USD	15.80	USD	85	(3,667)
Ionis Pharmaceuticals, Inc.	JPMorgan Chase Bank N.A.	2,900	01/23/23	USD	48.30	USD	110	(428)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	10,400	01/25/23	JPY	4,544.39	JPY	44,200	(3,108)
Sanofi	Goldman Sachs International	4,700	01/27/23	EUR	89.66	EUR	422	(11,005)
Genmab A/S, ADR	Citibank N.A.	6,400	01/30/23	USD	43.15	USD	271	(13,065)
West Pharmaceutical Services, Inc.	JPMorgan Chase Bank N.A.	400	01/30/23	USD	251.58	USD	94	(2,332)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	3,600	02/02/23	GBP	114.69	GBP	404	(7,420)
Alcon, Inc.	Morgan Stanley & Co. International PLC	11,600	02/03/23	USD	67.45	USD	795	(37,856)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	20,700	02/08/23	GBP	118.56	GBP	2,322	(26,633)

								$(118,669)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,767,997	$(589,008)	$(4,323,328)

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,323,328	$—	$—	$—	$4,323,328

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(575,962)	$—	$—	$—	$(575,962)
Options written	—	—	4,201,095	—	—	—	4,201,095

	$—	$—	$3,625,133	$—	$—	$—	$3,625,133

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$5,913,956	$—	$—	$—	$5,913,956

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$5,279,903

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$4,323,328

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,323,328

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,204,659)

Total derivative assets and liabilities subject to an MNA	$—	$118,669

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	(a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$302	$—	$—		$—	$302
BNP Paribas SA	1,419	—	—		—	1,419
Citibank N.A.	17,645	—	—		—	17,645
Goldman Sachs International	20,434	—	—		—	20,434
JPMorgan Chase Bank N.A.	2,906	—	(2,906)		—	—
Morgan Stanley & Co. International PLC	75,576	—	—		—	75,576
UBS AG	387	—	—		—	387

	$118,669	$—	$(2,906)		$—	$115,763

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$124,598,169	$1,056,141	$256,698	$125,911,008
Diversified Financial Services	136,823	—	—	136,823
Health Care Equipment & Supplies	116,474,140	—	14,646	116,488,786
Health Care Providers & Services	123,213,033	—	—	123,213,033
Life Sciences Tools & Services	68,358,259	—	—	68,358,259
Pharmaceuticals	124,817,717	16,767,838	—	141,585,555
Other Interests	—	—	144,522	144,522
Preferred Securities
Preferred Stocks	—	—	3,968,167	3,968,167
Warrants	2,371	—	—	2,371
Short-Term Securities
Money Market Funds	23,195,315	—	—	23,195,315

	$580,795,827	$17,823,979	$4,384,033	603,003,839

Investments Valued at NAV(a)				675,980

				$603,679,819

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(3,978,645)	$(344,683)	$—	$(4,323,328)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments December 31, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 37.7%
Abbisko Cayman Ltd., (Acquired 10/29/21, Cost: $14,841,983)(a)	10,378,250	$4,236,223
Acumen Pharmaceuticals, Inc.(b)	833,448	4,500,619
Affinivax, Inc., (Acquired 08/18/22, Cost: $0)(a)(c)	183,164	2,366,479
Alkermes PLC(b)	1,163,110	30,392,064
Alnylam Pharmaceuticals, Inc.(b)(d)	177,747	42,241,575
Annexon, Inc.(b)	237,835	1,229,607
Apellis Pharmaceuticals, Inc.(b)	80,955	4,186,183
Arcus Biosciences, Inc.(b)	84,495	1,747,357
Arcutis Biotherapeutics, Inc.(b)	511,332	7,567,714
Argenx SE, ADR(b)	54,934	20,810,647
Arrowhead Pharmaceuticals, Inc.(b)	81,025	3,286,374
Biogen, Inc.(b)	36,740	10,174,041
Biohaven Ltd.(b)	99,155	1,376,271
BioMarin Pharmaceutical, Inc.(b)	365,103	37,784,509
Biomea Fusion, Inc.(b)	95,454	804,677
BioNTech SE, ADR	61,590	9,252,050
Blueprint Medicines Corp.(b)	210,780	9,234,272
Cellarity, Inc., (Acquired 01/15/21, Cost: $14,584,998)(a)(c)	2,430,833	9,626,099
Cerevel Therapeutics Holdings, Inc.(b)	266,656	8,410,330
Connect Biopharma Holdings Ltd.(b)	1,125,262	976,502
CRISPR Therapeutics AG(b)	94,915	3,858,295
Day One Biopharmaceuticals, Inc.(b)	200,635	4,317,665
Decibel Therapeutics, Inc.(b)(e)	793,527	1,626,730
Design Therapeutics, Inc.(b)(f)	446,731	4,583,460
Enanta Pharmaceuticals, Inc.(b)	20,508	954,032
EQRx, Inc.(b)	220,265	541,852
Everest Medicines Ltd.	3,113,667	6,884,950
Exact Sciences Corp.(b)	239,870	11,875,964
Exelixis, Inc.(b)	599,520	9,616,301
FibroGen, Inc.(b)	136,080	2,180,002
Galapagos NV, ADR(b)	74,410	3,302,316
Genmab A/S(b)	34,827	14,724,674
Genmab A/S, ADR(b)	114,086	4,834,965
Gilead Sciences, Inc.	254,765	21,871,575
Gracell Biotechnologies, Inc., ADR(b)	340,846	783,946
Halozyme Therapeutics, Inc.(b)	502,750	28,606,475
Horizon Therapeutics PLC(b)	75,466	8,588,031
Imago Biosciences, Inc.(b)	1,120,866	40,295,133
Immuneering Corp., Class A(b)(e)	696,696	3,378,976
Immunocore Holdings PLC, ADR(b)	59,868	3,416,667
Immunocore Holdings PLC	321,900	18,370,833
ImmunoGen, Inc.(b)	497,785	2,469,014
Incyte Corp.(b)	331,720	26,643,750
Ionis Pharmaceuticals, Inc.(b)	468,285	17,687,124
Karuna Therapeutics, Inc.(b)	46,950	9,225,675
Keros Therapeutics, Inc.(b)	200,607	9,633,148
Kinnate Biopharma, Inc.(b)	295,538	1,802,782
Kronos Bio, Inc.(b)	284,272	460,521
Krystal Biotech, Inc.(b)	26,937	2,133,949
Legend Biotech Corp., ADR(b)	195,632	9,765,949
LianBio, Series A, ADR(b)	615,188	1,008,908
Mirati Therapeutics, Inc.(b)	46,905	2,125,266
Moderna, Inc.(b)	108,100	19,416,922
Monte Rosa Therapeutics, Inc.(b)	764,573	5,818,401
MoonLake Immunotherapeutics(b)(e)	216,150	2,269,575
Neurocrine Biosciences, Inc.(b)	268,575	32,078,598
Nuvalent, Inc., Class A(b)	158,475	4,719,385

Security	Shares	Value

Biotechnology (continued)
Omega Therapeutics, Inc.(b)	161,767	$923,690
PMV Pharmaceuticals, Inc.(b)	305,830	2,660,721
Prime Medicine, Inc.(e)	412,139	7,657,543
Prometheus Biosciences, Inc.(b)	83,554	9,190,940
Prothena Corp. PLC(b)	126,646	7,630,421
PTC Therapeutics, Inc.(b)	79,210	3,023,446
Revolution Medicines, Inc.(b)	377,632	8,995,194
Rhythm Pharmaceuticals, Inc.(b)	683,675	19,908,616
Rocket Pharmaceuticals, Inc.(b)	177,632	3,476,258
Sage Therapeutics, Inc.(b)	272,895	10,408,215
Sarepta Therapeutics, Inc.(b)(d)	282,889	36,656,757
Seagen, Inc.(b)(d)(g)	79,130	10,168,996
Sigilon Therapeutics, Inc.(b)	564,538	197,588
Tenaya Therapeutics, Inc.(b)	165,729	333,115
TScan Therapeutics, Inc.(b)	855,317	1,394,167
Twist Bioscience Corp.(b)	204,550	4,870,335
Ultragenyx Pharmaceutical, Inc.(b)	99,375	4,604,044
United Therapeutics Corp.(b)(d)	55,704	15,490,725
Vaxcyte, Inc.(b)	60,290	2,890,905
Vertex Pharmaceuticals, Inc.(b)(g)	235,570	68,027,905
Viridian Therapeutics, Inc.(b)	120,615	3,523,164

		774,108,147

Diversified Financial Services(b) — 0.8%
DA32 Life Science Tech Acquisition Corp., Class A(f)	1,496,819	14,818,508
Health Sciences Acquisitions Corp.	233,344	2,331,107

		17,149,615

Electronic Equipment, Instruments & Components — 0.1%
908 Devices, Inc.(b)(f)	274,084	2,088,520

Health Care Equipment & Supplies — 24.2%
Abiomed, Inc.(c)	98,636	100,609
Alcon, Inc.	736,189	50,465,756
Align Technology, Inc.(b)	36,710	7,742,139
Bausch & Lomb Corp.(b)(e)	523,547	8,120,214
Boston Scientific Corp.(b)	455,830	21,091,254
ConvaTec Group PLC(h)	4,411,215	12,354,350
Cooper Cos., Inc.	101,760	33,648,979
Dexcom, Inc.(b)	361,853	40,976,234
Glaukos Corp.(b)	55,300	2,415,504
Globus Medical, Inc., Class A(b)	104,070	7,729,279
Hologic, Inc.(b)(d)	233,820	17,492,074
Insulet Corp.(b)	127,880	37,646,593
Intuitive Surgical, Inc.(b)	116,128	30,814,565
iRhythm Technologies, Inc.(b)	59,920	5,612,706
Masimo Corp.(b)	106,515	15,758,894
Nevro Corp.(b)(d)	376,430	14,906,628
Novocure Ltd.(b)	127,530	9,354,325
Nyxoah SA(b)(e)	648,041	3,084,675
Omnicell, Inc.(b)	140,725	7,095,355
Penumbra, Inc.(b)	175,178	38,970,098
Pulmonx Corp.(b)	335,566	2,828,821
ResMed, Inc.(d)	167,296	34,819,316
Shockwave Medical, Inc.(b)	53,670	11,035,089
SI-BONE, Inc.(b)	204,910	2,786,776
Silk Road Medical, Inc.(b)	204,932	10,830,656
STAAR Surgical Co.(b)	73,525	3,568,904
STERIS PLC	136,740	25,254,511
Stryker Corp.	127,940	31,280,051
Tandem Diabetes Care, Inc.(b)(d)	238,345	10,713,608

		498,497,963

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 5.1%
Amedisys, Inc.(b)	164,226	$13,719,440
AmerisourceBergen Corp.	193,455	32,057,428
Chemed Corp.	10,662	5,442,205
Encompass Health Corp.(d)	279,008	16,687,469
Guardant Health, Inc.(b)	181,915	4,948,088
Kindstar Globalgene Technology, Inc.(b)(h)	4,092,500	1,496,119
LHC Group, Inc.(b)(d)	138,534	22,399,562
R1 RCM, Inc.(b)	690,615	7,562,234

		104,312,545

Health Care Technology — 0.0%
Sophia Genetics SA(b)	291,485	600,459

Life Sciences Tools & Services — 14.7%
10X Genomics, Inc., Class A(b)	231,905	8,450,618
Agilent Technologies, Inc.	209,600	31,366,640
Avantor, Inc.(b)(d)	560,319	11,817,128
Bio-Techne Corp.	136,220	11,289,914
Bruker Corp.	207,802	14,203,267
Cytek Biosciences, Inc.(b)	840,842	8,584,997
Danaher Corp.	57,370	15,227,145
Gerresheimer AG	243,305	16,275,977
IQVIA Holdings, Inc.(b)	127,062	26,033,733
Mettler-Toledo International, Inc.(b)(d)	21,545	31,142,220
QIAGEN NV(b)	645,525	32,192,332
Rapid Micro Biosystems, Inc., Class A(b)	549,778	621,249
Thermo Fisher Scientific, Inc.	29,690	16,349,986
Waters Corp.(b)	109,980	37,676,948
West Pharmaceutical Services, Inc.	134,085	31,556,905
Wuxi Biologics Cayman, Inc.(b)(h)	1,233,303	9,340,920

		302,129,979

Pharmaceuticals — 6.5%
Antengene Corp. Ltd.	5,019,274	3,304,265
Arvinas, Inc.(b)	193,095	6,605,780
AstraZeneca PLC, ADR	245,200	16,624,560
Catalent, Inc.(b)	347,125	15,624,096
Daiichi Sankyo Co. Ltd.	1,462,400	47,069,816
Nuvation Bio, Inc.(b)	200,496	384,952
Reata Pharmaceuticals, Inc., Class A(b)	40,405	1,534,986
UCB SA	344,377	27,134,651
Zoetis, Inc.(d)	101,710	14,905,601

		133,188,707

Total Common Stocks — 89.1% (Cost: $1,884,600,649)		1,832,075,935

Security	Benefical Interest (000)	Value

Other Interests

Biotechnology — 0.2%
Vividion Therapeutics, Inc.(a)(c)(i)	$3,810	$4,076,191

Total Other Interests — 0.2% (Cost: $ — )		4,076,191

	Shares

Preferred Securities

Preferred Stocks — 7.7%(a)(c)
Biotechnology — 2.7%
Amunix Pharmaceuticals, Inc., Series B, (Acquired 02/08/22, Cost: $0)	5,657,068	3,620,523
Bright Peak Therapeutics AG, Series B, (Acquired 05/14/21, Cost: $8,000,004)	2,048,132	4,260,115
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847)	3,850,718	1,232,230
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156)	482,077	12,148,340
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000)	2,793,833	5,894,988
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $9,549,916)	3,913,900	9,510,777
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)	1,394,189	6,050,780
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $7,770,441)	815,851	7,173,383
OnKure, Inc., Series B, (Acquired 03/03/21, Cost: $4,500,001)	1,628,488	4,852,894

		54,744,030

Health Care Equipment & Supplies — 1.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	6,659,911
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	6,733,929
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	9,237,070
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078,042	3,678,134

		26,309,044

Health Care Providers & Services — 1.6%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	10,696,226	22,889,923
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	11,280,379

		34,170,302

Pharmaceuticals — 0.6%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $4,999,999)	802,478	9,541,464
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	2,340,166

		11,881,630

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.7%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996)	571,947	$14,533,173

Software — 0.8%
Carbon Health Technologies, Inc., (Acquired 07/09/21, Cost: $17,100,000)	17,100	17,153,523

		158,791,702

Total Preferred Securities — 7.7% (Cost: $171,321,181)		158,791,702

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 11.50)(b)	63,808	27,118

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(b)	68,880	9,953

Total Warrants — 0.0% (Cost: $227,725)		37,071

Total Long-Term Investments — 97.0% (Cost: $2,056,149,555)		1,994,980,899

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(f)(j)	83,001,707	83,001,707
SL Liquidity Series, LLC, Money Market Series, 4.49%(f)(j)(k)	1,828,233	1,828,050

Total Short-Term Securities — 4.1% (Cost: $84,829,558)		84,829,757

Total Investments Before Options Written — 101.1%
(Cost: $2,140,979,113)		2,079,810,656

Options Written — (0.9)% (Premiums Received: $(20,871,623))		(18,495,960)

Total Investments, Net of Options Written — 100.2%
(Cost: $2,120,107,490)		2,061,314,696
Liabilities in Excess of Other Assets — (0.2)%		(4,895,976)

Net Assets — 100.0%		$2,056,418,720

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $179,096,694, representing 8.7% of its net assets as of period end, and an original cost of $200,748,162.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Trust.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$61,616,484	$21,385,223	(a)	$—		$—	$—	$83,001,707	83,001,707	$904,054		$—
DA32 Life Science Tech Acquisition Corp., Class A	14,683,795	—		—		—	134,713	14,818,508	1,496,819	—		—
Eucrates Biomedical Acquisition Corp.(b)	8,761,132	—		(9,040,612)		485,043	(205,563)	N/A	N/A	—		—
SL Liquidity Series, LLC, Money Market Series	4,939,518	—		(3,110,643	)(a)	(1,162)	337	1,828,050	1,828,233	321,733	(c)	—

						$483,881	$(70,513)	$99,648,265		$1,225,787		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer an affiliate.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	34,753,850	USD	22,994,537	Goldman Sachs International	03/15/23	$734,424
DKK	223,287,150	USD	30,856,536	BNP Paribas SA	03/15/23	1,458,879
EUR	30,956,300	USD	31,785,000	BNP Paribas SA	03/15/23	1,511,092
GBP	4,842,100	USD	5,678,815	BNP Paribas SA	03/15/23	185,224
JPY	2,040,830,600	USD	14,621,225	BNP Paribas SA	03/15/23	1,074,936

						$4,964,555

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AmerisourceBergen Corp.	295	01/06/23	USD	175.00	USD	4,888	$(2,950)
Danaher Corp.	100	01/06/23	USD	275.00	USD	2,654	(8,000)
Exact Sciences Corp.	502	01/06/23	USD	52.00	USD	2,485	(26,355)
Intuitive Surgical, Inc.	76	01/06/23	USD	270.00	USD	2,017	(17,100)
Moderna, Inc.	80	01/06/23	USD	215.00	USD	1,437	(1,040)
Sarepta Therapeutics, Inc.	199	01/06/23	USD	127.00	USD	2,579	(63,182)
Tandem Diabetes Care, Inc.	132	01/06/23	USD	43.00	USD	593	(31,680)
Thermo Fisher Scientific, Inc.	47	01/06/23	USD	570.00	USD	2,588	(7,285)
Vertex Pharmaceuticals, Inc.	222	01/06/23	USD	320.00	USD	6,411	(2,220)
Align Technology, Inc.	57	01/13/23	USD	210.00	USD	1,202	(51,870)
Alkermes PLC	885	01/13/23	USD	25.60	USD	2,313	(101,244)
AmerisourceBergen Corp.	162	01/13/23	USD	175.00	USD	2,685	(19,440)
CRISPR Therapeutics AG	300	01/13/23	USD	59.00	USD	1,220	(22,500)
Moderna, Inc.	92	01/13/23	USD	210.00	USD	1,653	(9,338)
Sarepta Therapeutics, Inc.	103	01/13/23	USD	130.00	USD	1,335	(44,290)
Vertex Pharmaceuticals, Inc.	180	01/13/23	USD	325.00	USD	5,198	(70,200)
10X Genomics, Inc., Class A	144	01/20/23	USD	50.00	USD	525	(7,920)
10X Genomics, Inc., Class A	149	01/20/23	USD	40.00	USD	543	(19,370)
908 Devices, Inc.	400	01/20/23	USD	12.50	USD	305	(4,000)
Agilent Technologies, Inc.	284	01/20/23	USD	140.00	USD	4,250	(313,820)
Alcon, Inc.	1,175	01/20/23	USD	70.00	USD	8,055	(129,250)
Align Technology, Inc.	60	01/20/23	USD	240.00	USD	1,265	(10,350)
Alkermes PLC	976	01/20/23	USD	24.00	USD	2,550	(244,000)

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Alnylam Pharmaceuticals, Inc.	463	01/20/23	USD	220.00	USD	11,003	$(1,032,490)
Amedisys, Inc.	263	01/20/23	USD	100.00	USD	2,197	(28,930)
AmerisourceBergen Corp.	81	01/20/23	USD	160.00	USD	1,342	(62,775)
Arcutis Biotherapeutics, Inc.	545	01/20/23	USD	20.00	USD	807	(8,175)
Argenx SE, ADR	182	01/20/23	USD	400.00	USD	6,895	(104,650)
Arrowhead Pharmaceuticals, Inc.	129	01/20/23	USD	35.00	USD	523	(79,980)
Arvinas, Inc.	126	01/20/23	USD	50.00	USD	431	(37,800)
AstraZeneca PLC, ADR	620	01/20/23	USD	65.00	USD	4,204	(215,450)
AstraZeneca PLC, ADR	164	01/20/23	USD	70.00	USD	1,112	(9,840)
Avantor, Inc.	897	01/20/23	USD	22.50	USD	1,892	(24,668)
Biogen, Inc.	120	01/20/23	USD	305.00	USD	3,323	(33,300)
BioMarin Pharmaceutical, Inc.	587	01/20/23	USD	90.00	USD	6,075	(786,580)
Bio-Techne Corp.	28	01/20/23	USD	90.00	USD	232	(5,460)
Blueprint Medicines Corp.	334	01/20/23	USD	50.00	USD	1,463	(100,200)
Boston Scientific Corp.	418	01/20/23	USD	45.00	USD	1,934	(79,420)
Boston Scientific Corp.	520	01/20/23	USD	48.00	USD	2,406	(19,500)
Bruker Corp.	332	01/20/23	USD	67.50	USD	2,269	(97,940)
Catalent, Inc.	388	01/20/23	USD	50.00	USD	1,746	(32,980)
Cerevel Therapeutics Holdings, Inc.	455	01/20/23	USD	35.00	USD	1,435	(32,988)
Chemed Corp.	34	01/20/23	USD	510.00	USD	1,735	(37,060)
Cooper Cos., Inc.	235	01/20/23	USD	320.00	USD	7,771	(406,550)
Danaher Corp.	83	01/20/23	USD	270.00	USD	2,203	(44,820)
Day One Biopharmaceuticals, Inc.	340	01/20/23	USD	25.00	USD	732	(96,900)
Day One Biopharmaceuticals, Inc.	300	01/20/23	USD	22.50	USD	646	(78,000)
Design Therapeutics, Inc.	627	01/20/23	USD	17.50	USD	643	(25,080)
Dexcom, Inc.	580	01/20/23	USD	120.00	USD	6,568	(131,950)
Exact Sciences Corp.	265	01/20/23	USD	47.50	USD	1,312	(115,275)
Exelixis, Inc.	1,439	01/20/23	USD	18.00	USD	2,308	(35,975)
Galapagos NV, ADR	238	01/20/23	USD	40.00	USD	1,056	(108,290)
Gilead Sciences, Inc.	408	01/20/23	USD	90.00	USD	3,503	(16,320)
Glaukos Corp.	88	01/20/23	USD	55.00	USD	384	(6,600)
Globus Medical, Inc., Class A	166	01/20/23	USD	70.00	USD	1,233	(94,620)
Halozyme Therapeutics, Inc.	377	01/20/23	USD	55.00	USD	2,145	(128,180)
Hologic, Inc.	374	01/20/23	USD	80.00	USD	2,798	(19,635)
Incyte Corp.	646	01/20/23	USD	80.00	USD	5,189	(132,430)
Insulet Corp.	117	01/20/23	USD	320.00	USD	3,444	(16,380)
Intuitive Surgical, Inc.	151	01/20/23	USD	270.00	USD	4,007	(104,190)
Ionis Pharmaceuticals, Inc.	750	01/20/23	USD	40.00	USD	2,833	(37,500)
IQVIA Holdings, Inc.	174	01/20/23	USD	230.00	USD	3,565	(7,395)
iRhythm Technologies, Inc.	95	01/20/23	USD	120.51	USD	890	(2,239)
Karuna Therapeutics, Inc.	150	01/20/23	USD	270.00	USD	2,948	(33,000)
Keros Therapeutics, Inc.	320	01/20/23	USD	55.00	USD	1,537	(160,000)
Krystal Biotech, Inc.	50	01/20/23	USD	90.00	USD	396	(11,250)
Legend Biotech Corp., ADR	313	01/20/23	USD	60.00	USD	1,562	(13,303)
Masimo Corp.	170	01/20/23	USD	150.00	USD	2,515	(70,550)
Mettler-Toledo International, Inc.	68	01/20/23	USD	1,550.00	USD	9,829	(59,500)
Moderna, Inc.	92	01/20/23	USD	220.00	USD	1,653	(7,360)
Neurocrine Biosciences, Inc.	469	01/20/23	USD	120.00	USD	5,602	(148,907)
Nevro Corp.	163	01/20/23	USD	50.00	USD	645	(4,890)
Nevro Corp.	328	01/20/23	USD	45.00	USD	1,299	(22,960)
Novocure Ltd.	204	01/20/23	USD	105.00	USD	1,496	(221,340)
Novocure Ltd.	204	01/20/23	USD	120.00	USD	1,496	(165,240)
Omnicell, Inc.	225	01/20/23	USD	55.00	USD	1,134	(21,938)
Penumbra, Inc.	110	01/20/23	USD	210.00	USD	2,447	(199,100)
Penumbra, Inc.	450	01/20/23	USD	240.00	USD	10,011	(193,500)
Prometheus Biosciences, Inc.	92	01/20/23	USD	85.00	USD	1,012	(234,600)
Prothena Corp. PLC	405	01/20/23	USD	75.00	USD	2,440	(29,363)
PTC Therapeutics, Inc.	253	01/20/23	USD	41.00	USD	966	(35,420)
QIAGEN NV	799	01/20/23	USD	50.00	USD	3,985	(91,885)
R1 RCM, Inc.	1,104	01/20/23	USD	12.50	USD	1,209	(27,600)
ResMed, Inc.	315	01/20/23	USD	230.00	USD	6,556	(126,000)
Revolution Medicines, Inc.	604	01/20/23	USD	24.30	USD	1,439	(67,058)

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Rhythm Pharmaceuticals, Inc.	583	01/20/23	USD	35.00	USD	1,698	$(27,693)
Rhythm Pharmaceuticals, Inc.	673	01/20/23	USD	30.00	USD	1,960	(119,457)
Sage Therapeutics, Inc.	424	01/20/23	USD	42.50	USD	1,617	(15,900)
Sarepta Therapeutics, Inc.	404	01/20/23	USD	125.00	USD	5,235	(315,120)
Seagen, Inc.	126	01/20/23	USD	145.00	USD	1,619	(29,925)
Shockwave Medical, Inc.	80	01/20/23	USD	280.00	USD	1,645	(8,000)
Shockwave Medical, Inc.	91	01/20/23	USD	250.00	USD	1,871	(14,560)
Silk Road Medical, Inc.	300	01/20/23	USD	55.00	USD	1,586	(54,000)
STAAR Surgical Co.	117	01/20/23	USD	75.00	USD	568	(8,775)
STERIS PLC	135	01/20/23	USD	200.00	USD	2,493	(45,900)
STERIS PLC	135	01/20/23	USD	195.00	USD	2,493	(36,450)
STERIS PLC	166	01/20/23	USD	210.00	USD	3,066	(29,880)
Stryker Corp.	1	01/20/23	USD	240.00	USD	24	(935)
Stryker Corp.	106	01/20/23	USD	250.00	USD	2,592	(42,400)
Stryker Corp.	98	01/20/23	USD	260.00	USD	2,396	(13,965)
Tandem Diabetes Care, Inc.	165	01/20/23	USD	45.00	USD	742	(38,362)
Thermo Fisher Scientific, Inc.	48	01/20/23	USD	570.00	USD	2,643	(35,280)
Twist Bioscience Corp.	654	01/20/23	USD	35.00	USD	1,557	(16,350)
United Therapeutics Corp.	94	01/20/23	USD	260.00	USD	2,614	(195,050)
Vaxcyte, Inc.	192	01/20/23	USD	50.00	USD	921	(49,440)
Vertex Pharmaceuticals, Inc.	175	01/20/23	USD	305.00	USD	5,054	(31,938)
Viridian Therapeutics, Inc.	342	01/20/23	USD	25.00	USD	999	(152,190)
Waters Corp.	157	01/20/23	USD	330.00	USD	5,379	(274,750)
West Pharmaceutical Services, Inc.	62	01/20/23	USD	266.00	USD	1,459	(6,121)
Zoetis, Inc.	306	01/20/23	USD	155.00	USD	4,484	(33,660)
AmerisourceBergen Corp.	81	01/27/23	USD	170.00	USD	1,342	(23,085)
Moderna, Inc.	81	01/27/23	USD	225.00	USD	1,455	(9,032)
Halozyme Therapeutics, Inc.	452	01/30/23	USD	54.05	USD	2,572	(210,195)
Agilent Technologies, Inc.	207	02/03/23	USD	156.00	USD	3,098	(64,983)
Alkermes PLC	884	02/06/23	USD	25.00	USD	2,310	(196,905)
Incyte Corp.	415	02/10/23	USD	83.00	USD	3,333	(74,586)
Insulet Corp.	117	02/13/23	USD	308.00	USD	3,444	(122,122)
10X Genomics, Inc., Class A	448	02/17/23	USD	40.00	USD	1,633	(135,520)
908 Devices, Inc.	477	02/17/23	USD	9.01	USD	363	(22,634)
Agilent Technologies, Inc.	208	02/17/23	USD	165.00	USD	3,113	(37,440)
Alcon, Inc.	714	02/17/23	USD	72.50	USD	4,894	(103,530)
Alkermes PLC	976	02/17/23	USD	26.00	USD	2,550	(195,200)
Alnylam Pharmaceuticals, Inc.	105	02/17/23	USD	250.00	USD	2,495	(134,400)
Arrowhead Pharmaceuticals, Inc.	129	02/17/23	USD	35.00	USD	523	(105,780)
Arvinas, Inc.	491	02/17/23	USD	45.00	USD	1,680	(41,735)
Avantor, Inc.	896	02/17/23	USD	22.50	USD	1,890	(62,720)
Bausch & Lomb Corp.	458	02/17/23	USD	15.00	USD	710	(56,105)
Biogen, Inc.	100	02/17/23	USD	310.00	USD	2,769	(48,000)
BioMarin Pharmaceutical, Inc.	581	02/17/23	USD	110.00	USD	6,013	(145,250)
Boston Scientific Corp.	520	02/17/23	USD	48.00	USD	2,406	(61,100)
Bruker Corp.	332	02/17/23	USD	67.50	USD	2,269	(151,060)
Cerevel Therapeutics Holdings, Inc.	398	02/17/23	USD	30.00	USD	1,255	(151,240)
Cooper Cos., Inc.	90	02/17/23	USD	350.00	USD	2,976	(67,050)
Dexcom, Inc.	580	02/17/23	USD	116.50	USD	6,568	(379,036)
Encompass Health Corp.	585	02/17/23	USD	60.00	USD	3,499	(156,487)
Encompass Health Corp.	307	02/17/23	USD	58.00	USD	1,836	(116,244)
Exelixis, Inc.	479	02/17/23	USD	17.00	USD	768	(32,333)
Gilead Sciences, Inc.	407	02/17/23	USD	87.50	USD	3,494	(108,669)
Glaukos Corp.	88	02/17/23	USD	45.00	USD	384	(28,380)
Hologic, Inc.	374	02/17/23	USD	76.09	USD	2,798	(98,919)
Horizon Therapeutics PLC	290	02/17/23	USD	80.00	USD	3,300	(996,150)
Immunocore Holdings PLC, ADR	193	02/17/23	USD	60.00	USD	1,101	(105,185)
Insulet Corp.	175	02/17/23	USD	320.00	USD	5,152	(87,062)
Intuitive Surgical, Inc.	144	02/17/23	USD	270.00	USD	3,821	(195,120)
IQVIA Holdings, Inc.	232	02/17/23	USD	214.25	USD	4,753	(153,771)
iRhythm Technologies, Inc.	96	02/17/23	USD	110.00	USD	899	(33,120)
Keros Therapeutics, Inc.	321	02/17/23	USD	55.00	USD	1,541	(88,275)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Legend Biotech Corp., ADR	314	02/17/23	USD	60.00	USD	1,567	$(34,540)
Masimo Corp.	170	02/17/23	USD	155.00	USD	2,515	(106,250)
Neurocrine Biosciences, Inc.	390	02/17/23	USD	120.00	USD	4,658	(267,150)
Nevro Corp.	713	02/17/23	USD	40.00	USD	2,823	(249,550)
Omnicell, Inc.	225	02/17/23	USD	50.00	USD	1,134	(121,500)
Prometheus Biosciences, Inc.	175	02/17/23	USD	130.00	USD	1,925	(73,500)
QIAGEN NV	1,266	02/17/23	USD	50.00	USD	6,314	(256,365)
R1 RCM, Inc.	1,104	02/17/23	USD	12.50	USD	1,209	(69,000)
ResMed, Inc.	220	02/17/23	USD	220.00	USD	4,579	(125,400)
Revolution Medicines, Inc.	302	02/17/23	USD	30.00	USD	719	(34,730)
Rhythm Pharmaceuticals, Inc.	931	02/17/23	USD	30.00	USD	2,711	(297,920)
Sage Therapeutics, Inc.	449	02/17/23	USD	45.00	USD	1,712	(31,430)
Sarepta Therapeutics, Inc.	199	02/17/23	USD	130.00	USD	2,579	(171,140)
Seagen, Inc.	127	02/17/23	USD	145.00	USD	1,632	(36,513)
Silk Road Medical, Inc.	355	02/17/23	USD	60.00	USD	1,876	(84,312)
Stryker Corp.	106	02/17/23	USD	251.14	USD	2,592	(85,443)
Stryker Corp.	98	02/17/23	USD	250.94	USD	2,396	(79,770)
Tandem Diabetes Care, Inc.	165	02/17/23	USD	45.00	USD	742	(60,225)
Ultragenyx Pharmaceutical, Inc.	317	02/17/23	USD	45.00	USD	1,469	(168,010)
United Therapeutics Corp.	84	02/17/23	USD	280.00	USD	2,336	(95,340)
Vertex Pharmaceuticals, Inc.	176	02/17/23	USD	310.00	USD	5,083	(110,000)
Viridian Therapeutics, Inc.	43	02/17/23	USD	30.00	USD	126	(18,060)
Waters Corp.	194	02/17/23	USD	350.00	USD	6,646	(270,630)
West Pharmaceutical Services, Inc.	62	02/17/23	USD	260.00	USD	1,459	(36,270)
Zoetis, Inc.	19	02/17/23	USD	160.00	USD	278	(3,610)
Halozyme Therapeutics, Inc.	402	03/17/23	USD	60.00	USD	2,287	(147,735)
Revolution Medicines, Inc.	302	03/17/23	USD	30.00	USD	719	(66,440)

							$(17,086,040)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Daiichi Sankyo Co. Ltd.	UBS AG	344,000	01/05/23	JPY	4,912.95	JPY	1,462,000	$(4,168)
Pulmonx Corp.	Citibank N.A.	78,000	01/05/23	USD	6.31	USD	658	(165,675)
Bausch & Lomb Corp.	Citibank N.A.	43,300	01/11/23	USD	15.36	USD	672	(27,165)
ConvaTec Group PLC	JPMorgan Chase Bank N.A.	490,000	01/11/23	GBP	2.38	GBP	1,140	(17,736)
Daiichi Sankyo Co. Ltd.	BNP Paribas SA	62,000	01/11/23	JPY	4,717.44	JPY	263,500	(8,379)
Genmab A/S	JPMorgan Chase Bank N.A.	9,200	01/11/23	DKK	3,275.40	DKK	27,057	(1,493)
UCB SA	JPMorgan Chase Bank N.A.	55,200	01/11/23	EUR	79.07	EUR	4,061	(4,520)
Gerresheimer AG	JPMorgan Chase Bank N.A.	27,800	01/13/23	EUR	71.43	EUR	1,746	(641)
Wuxi Biologics Cayman, Inc.	Citibank N.A.	394,000	01/13/23	HKD	54.02	HKD	23,581	(330,324)
ConvaTec Group PLC	Morgan Stanley & Co. International PLC	411,500	01/17/23	GBP	2.36	GBP	957	(23,606)
Bausch & Lomb Corp.	Morgan Stanley & Co. International PLC	32,500	01/20/23	USD	15.80	USD	504	(21,666)
Ionis Pharmaceuticals, Inc.	JPMorgan Chase Bank N.A.	74,800	01/23/23	USD	48.30	USD	2,825	(11,028)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	62,000	01/25/23	JPY	4,544.39	JPY	263,500	(18,530)
Gerresheimer AG	Goldman Sachs International	20,000	01/27/23	EUR	68.83	EUR	1,256	(7,280)
Bio-Techne Corp.	Bank of America N.A.	20,400	01/30/23	USD	85.47	USD	1,691	(49,096)
Genmab A/S, ADR	Citibank N.A.	36,500	01/30/23	USD	43.15	USD	1,547	(74,511)
West Pharmaceutical Services, Inc.	JPMorgan Chase Bank N.A.	23,000	01/30/23	USD	251.58	USD	5,413	(134,086)
Genmab A/S	Goldman Sachs International	1,900	01/31/23	DKK	3,136.29	DKK	5,588	(8,913)
UCB SA	Goldman Sachs International	55,000	01/31/23	EUR	76.49	EUR	4,046	(64,319)
Alcon, Inc.	Morgan Stanley & Co. International PLC	46,600	02/03/23	USD	67.45	USD	3,194	(152,076)
ConvaTec Group PLC	JPMorgan Chase Bank N.A.	510,000	02/08/23	GBP	2.49	GBP	1,186	(24,095)
Gerresheimer AG	Goldman Sachs International	28,000	02/08/23	EUR	65.30	EUR	1,758	(45,262)
Halozyme Therapeutics, Inc.	Citibank N.A.	37,700	02/13/23	USD	57.65	USD	2,145	(118,414)
Globus Medical, Inc., Class A	Barclays Bank PLC	16,700	02/27/23	USD	72.00	USD	1,240	(96,937)

								$(1,409,920)

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$7,107,599	$(4,731,936)	$(18,495,960)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,964,555	$—	$—	$4,964,555

Liabilities — Derivative Financial Instruments
Options written Options written at value	$—	$—	$18,495,960	$—	$—	$—	$18,495,960

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased	$—	$—	$(5,710,386)	$—	$—	$—	$(5,710,386)
Options written	—	—	39,793,747	—	—	—	39,793,747

	$—	$—	$34,083,361	$—	$—	$—	$34,083,361

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$4,964,555	$—	$—	$4,964,555
Options written	—	—	4,045,807	—	—	—	4,045,807

	$—	$—	$4,045,807	$4,964,555	$—	$—	$9,010,362

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$26,484,028
Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$19,273,533

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$4,964,555	$—
Options	—	18,495,960

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,964,555	18,495,960

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,086,040)

Total derivative assets and liabilities subject to an MNA	$4,964,555	$1,409,920

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
BNP Paribas SA	$4,230,131	$(8,379)	$—	$—	$4,221,752
Goldman Sachs International	734,424	(144,304)	—	—	590,120

	$4,964,555	$(152,683)	$—	$—	$4,811,872

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(e)
Bank of America N.A.	$49,096	$—	$—	$—	$49,096
Barclays Bank PLC	96,937	—	—	—	96,937
BNP Paribas SA	8,379	(8,379)	—	—	—
Citibank N.A.	716,089	—	(696,089)	(20,000)	—
Goldman Sachs International	144,304	(144,304)	—	—	—
JPMorgan Chase Bank N.A.	193,599	—	(193,599)	—	—
Morgan Stanley & Co. International PLC	197,348	—	(181,348)	(16,000)	—
UBS AG	4,168	—	(4,168)	—	—

	$1,409,920	$(152,683)	$(1,075,204)	$(36,000)	$146,033

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$736,269,722	$25,845,847	$11,992,578	$774,108,147
Diversified Financial Services	17,149,615	—	—	17,149,615
Electronic Equipment, Instruments & Components	2,088,520	—	—	2,088,520
Health Care Equipment & Supplies	486,043,004	12,354,350	100,609	498,497,963
Health Care Providers & Services	102,816,426	1,496,119	—	104,312,545
Health Care Technology	600,459	—	—	600,459
Life Sciences Tools & Services	276,513,082	25,616,897	—	302,129,979
Pharmaceuticals	55,679,975	77,508,732	—	133,188,707
Other Interests	—	—	4,076,191	4,076,191
Preferred Securities
Preferred Stocks	—	—	158,791,702	158,791,702
Warrants	37,071	—	—	37,071

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$83,001,707	$—	$—	$83,001,707

	$1,760,199,581	$142,821,945	$174,961,080	2,077,982,606

Investments Valued at NAV(a)				1,828,050

				$2,079,810,656

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$4,964,555	$—	$4,964,555
Liabilities
Equity Contracts	(15,304,770)	(3,191,190)	—	(18,495,960)

	$(15,304,770)	$1,773,365	$—	$(13,531,405)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2021	$—	$4,000,000	$232,701,012	$236,701,012
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Other(a)	13,126,498	—	(13,126,498)	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	24,462,564	24,462,564
Net change in unrealized appreciation (depreciation)(b)(c)	(1,133,920)	76,191	(48,761,387)	(49,819,116)
Purchases	100,609	—	3,764,615	3,865,224
Sales	—	—	(40,248,604)	(40,248,604)

Closing balance, as of December 31, 2022	$12,093,187	$4,076,191	$158,791,702	$174,961,080

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(c)	$(1,133,920)	$76,191	$(31,596,090)	$(32,653,819)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $100,609. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$11,992,578	Income	Discount Rate	5%		—
		Market	Volatility	70%		—
			Time to Exit	2.0 years		—
			Market Adjustment Multiple	1.00x		—

Preferred Stocks(c)	158,791,702	Market	Revenue Multiple	1.50x - 7.25x		4.09x
			EBITDA Multiple	10.00x		—
			Volatility	50% -91%		66%
			Time to Exit	1.0 - 4.0 years		2.4 years

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2022	BlackRock Health Sciences Trust II (BMEZ)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
			Market Adjustment Multiple	0.45x - 1.00x		0.86x
		Income	Discount Rate	5%		—

Other Interests(d)	$4,076,191	Income	Discount Rate	6%		—

	$174,860,471

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2022, the valuation technique for investments classified as Common Stock amounting to $2,366,479 changed to a discounted cash flow approach. The investments were previously valued utilizing a market adjustment approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end December 31, 2022, the valuation technique for investments classified as Preferred Stock amounting to $3,620,523 changed to a discounted cash flow approach. The investments were previously valued utilizing a market adjustment approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end December 31, 2022, the valuation technique for investments classified as Other Interests amounting to $4,076,191 changed to a discounted cash flow approach. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.0%
Axon Enterprise, Inc.(a)(b)	473,566	$78,578,806
HEICO Corp.	281,673	43,276,240

		121,855,046

Air Freight & Logistics — 1.1%
GXO Logistics, Inc.(b)	529,641	22,610,374

Auto Components — 2.2%
Fox Factory Holding Corp.(b)	493,110	44,986,425

Biotechnology — 2.1%
Halozyme Therapeutics, Inc.(b)	759,381	43,208,779

Building Products — 0.7%
AZEK Co., Inc.(b)	725,567	14,743,521

Capital Markets — 3.6%
TPG, Inc.	708,658	19,721,952
Tradeweb Markets, Inc., Class A(c)	804,964	52,266,313

		71,988,265

Diversified Consumer Services — 3.0%
Duolingo, Inc.(b)	382,916	27,236,815
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000)(d)(e)	6,224	33,627,984

		60,864,799

Entertainment — 1.2%
Kahoot! ASA(b)	12,223,339	24,393,559

Equity Real Estate Investment Trusts (REITs) — 0.4%
Innovative Industrial Properties, Inc.	33,866	3,432,319
Rexford Industrial Realty, Inc.	88,153	4,816,680

		8,248,999

Food Products — 0.3%
Freshpet, Inc.(b)	90,230	4,761,437

Health Care Equipment & Supplies(b) — 2.5%
Figs, Inc., Class A	2,000,216	13,461,454
Inmode Ltd.	407,065	14,532,220
Insulet Corp.	78,734	23,178,502

		51,172,176

Health Care Technology(b) — 3.0%
Certara, Inc.	520,099	8,357,991
Doximity, Inc., Class A	1,251,172	41,989,332
Phreesia, Inc.(a)	282,730	9,149,143

		59,496,466

Hotels, Restaurants & Leisure — 5.4%
Evolution AB(f)	417,935	40,708,703
Penn Entertainment, Inc.(b)	369,706	10,980,268
Planet Fitness, Inc., Class A(b)(c)	738,209	58,170,869

		109,859,840

Interactive Media & Services — 2.0%
Match Group, Inc.(b)	984,751	40,857,319

Internet & Direct Marketing Retail(b) — 2.4%
Etsy, Inc.	284,635	34,093,580
Fiverr International Ltd.	518,976	15,122,961

		49,216,541

Security	Shares	Value

IT Services — 3.7%
DigitalOcean Holdings, Inc.(b)	529,706	$13,491,612
Globant SA(b)	221,257	37,206,577
Salt Pay Co. Ltd., Series C, (Acquired 11/16/21, Cost: $49,999,974)(d)(e)	25,742	24,234,291

		74,932,480

Life Sciences Tools & Services — 9.0%
10X Genomics, Inc., Class A(b)(c)	133,858	4,877,786
Azenta, Inc.	611,504	35,601,763
Bio-Techne Corp.(a)(c)	511,337	42,379,611
Charles River Laboratories International, Inc.(b)	139,286	30,350,419
Olink Holding AB, ADR(b)(g)	276,359	7,013,991
Repligen Corp.(b)	188,038	31,836,714
West Pharmaceutical Services, Inc.	130,655	30,749,654

		182,809,938

Machinery — 1.6%
Chart Industries, Inc.(b)	273,333	31,496,162

Road & Rail — 2.0%
Saia, Inc.(b)	188,175	39,456,534

Semiconductors & Semiconductor Equipment — 9.7%
Ambarella, Inc.(b)	385,947	31,736,422
Entegris, Inc.(c)	776,659	50,941,064
Lattice Semiconductor Corp.(b)	610,160	39,587,181
Monolithic Power Systems, Inc.(a)(c)	133,547	47,223,554
SolarEdge Technologies, Inc.(b)	95,685	27,104,690

		196,592,911

Software — 15.1%
Bill.com Holdings, Inc.(b)	396,344	43,185,642
Confluent, Inc., Class A(b)	1,634,976	36,361,866
Five9, Inc.(b)	863,340	58,586,252
Gitlab, Inc., Class A(b)	678,865	30,847,626
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012)(d)(e)	1,001,454	16,794,384
HubSpot, Inc.(b)	96,554	27,916,658
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736)(d)(e)	208,333	5,295,825
Paylocity Holding Corp.(a)(b)(c)	226,757	44,049,815
SiteMinder Ltd.(b)	10,336,222	21,428,087
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997)(d)(e)	199,738	1,422,135
Snyk Ltd., (Acquired 09/02/21, Cost: $25,961,537)(d)(e)	1,809,860	20,795,291

		306,683,581

Total Common Stocks — 77.0% (Cost: $2,088,809,694)		1,560,235,152

Preferred Securities

Preferred Stocks — 23.3%(d)(e)

Aerospace & Defense — 1.8%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009)	2,189,612	36,062,910

Banks — 0.7%
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	14,073,107

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 2.4%
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	$47,666,668

Entertainment — 0.6%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)	32,690	12,934,125

Food Products — 1.0%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $39,999,986)	1,972,240	21,063,523

Hotels, Restaurants & Leisure — 1.2%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	6,209,678
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $14,999,974)	291,061	17,722,704

		23,932,382

Internet Software & Services — 1.2%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	24,528,790

IT Services — 1.0%
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)	1,687,916	13,840,911
Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	5,449,740

		19,290,651

Leisure Products — 1.8%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,982)	2,172,486	36,323,966

Semiconductors & Semiconductor Equipment — 2.3%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	38,755,129
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $7,996,292)	2,997,684	7,134,488

		45,889,617

Software — 7.4%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	2,928,602
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)	2,745,894	11,093,412
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $44,999,983)	898,024	25,423,059
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)	2,165,400	11,996,316
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)	900,760	26,554,405
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	20,232,559
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)	333,818	5,598,128
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)	416,667	10,591,675
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)	909,438	2,273,595
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,994)	732,373	5,214,496

Security	Shares	Value

Software (continued)
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470)	1,675,797	$19,355,455
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)	4,684,060	8,993,395

		150,255,097

Specialty Retail — 0.7%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000)	1,400,669	14,713,327

Wireless Telecommunication Services — 1.2%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992)	1,365,305	24,548,184

		471,282,347

Total Preferred Securities — 23.3% (Cost: $662,142,595)		471,282,347

Total Long-Term Investments — 100.3% (Cost: $2,750,952,289)		2,031,517,499

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(h)(i)	20,778,628	20,778,628
SL Liquidity Series, LLC, Money Market Series, 4.49%(h)(i)	184,619	184,600

Total Short-Term Securities — 1.0% (Cost: $20,963,228)		20,963,228

Total Investments Before Options Written — 101.3% (Cost: $2,771,915,517)		2,052,480,727

Options Written — (0.3)% (Premiums Received: $(12,213,208))		(6,641,472)

Total Investments, Net of Options Written — 101.0% (Cost: $2,759,702,309)		2,045,839,255
Liabilities in Excess of Other Assets — (1.0)%		(19,351,341)

Net Assets — 100.0%		$2,026,487,914

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $573,452,257, representing 28.3% of its net assets as of period end, and an original cost of $829,086,851.

(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of this security is on loan.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22		Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

908 Devices, Inc.(a)	$59,749,533	$—		$(32,811,876)		$(71,423,753)	$44,486,096	$	N/A	N/A	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,836,203	18,942,425	(b)	—		—	—		20,778,628	20,778,628	587,413		—
SL Liquidity Series, LLC, Money Market Series	5,204,477	—		(5,019,258	)(b)	(923)	304		184,600	184,619	80,749	(c)	—

						$(71,424,676)	$44,486,400		$20,963,228		$668,162		$—

(a)	As of period end, the entity is no longer an affiliate.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ambarella, Inc.	119	01/06/23	USD	76.00	USD	979	$(85,680)
Bill.com Holdings, Inc.	220	01/06/23	USD	135.00	USD	2,397	(1,100)
Match Group, Inc.	270	01/06/23	USD	54.00	USD	1,120	(4,320)
Penn Entertainment, Inc.	351	01/06/23	USD	38.00	USD	1,042	(11,232)
Ambarella, Inc.	122	01/13/23	USD	75.00	USD	1,003	(107,360)
10X Genomics, Inc., Class A	182	01/20/23	USD	50.00	USD	663	(10,010)
10X Genomics, Inc., Class A	11	01/20/23	USD	40.00	USD	40	(1,430)
Ambarella, Inc.	223	01/20/23	USD	77.50	USD	1,834	(175,055)
Ambarella, Inc.	95	01/20/23	USD	82.50	USD	781	(47,025)
Axon Enterprise, Inc.	280	01/20/23	USD	185.00	USD	4,646	(30,100)
AZEK Co., Inc.	543	01/20/23	USD	22.50	USD	1,103	(38,010)
Azenta, Inc.	330	01/20/23	USD	55.00	USD	1,921	(145,200)
Bill.com Holdings, Inc.	138	01/20/23	USD	145.00	USD	1,504	(4,140)
Bio-Techne Corp.	556	01/20/23	USD	90.00	USD	4,608	(108,420)
Chart Industries, Inc.	190	01/20/23	USD	145.00	USD	2,189	(5,225)
Confluent, Inc., Class A	882	01/20/23	USD	30.00	USD	1,962	(11,025)
Doximity, Inc., Class A	880	01/20/23	USD	35.00	USD	2,953	(112,200)
Doximity, Inc., Class A	318	01/20/23	USD	37.50	USD	1,067	(18,285)
Duolingo, Inc.	306	01/20/23	USD	80.00	USD	2,177	(24,480)
Entegris, Inc.	600	01/20/23	USD	82.00	USD	3,935	(4,619)
Etsy, Inc.	120	01/20/23	USD	115.00	USD	1,437	(110,700)
Figs, Inc., Class A	1,700	01/20/23	USD	7.50	USD	1,144	(42,500)
Five9, Inc.	785	01/20/23	USD	65.00	USD	5,327	(408,200)
Fiverr International Ltd.	466	01/20/23	USD	45.00	USD	1,358	(4,660)
Fox Factory Holding Corp.	310	01/20/23	USD	107.55	USD	2,828	(9,556)
Freshpet, Inc.	32	01/20/23	USD	70.00	USD	169	(2,560)
Gitlab, Inc., Class A	509	01/20/23	USD	60.00	USD	2,313	(10,180)
GXO Logistics, Inc.	232	01/20/23	USD	50.00	USD	990	(2,900)
Halozyme Therapeutics, Inc.	484	01/20/23	USD	55.00	USD	2,754	(164,560)
HEICO Corp.	252	01/20/23	USD	165.00	USD	3,872	(11,340)
HubSpot, Inc.	40	01/20/23	USD	340.00	USD	1,157	(10,800)
Inmode Ltd.	387	01/20/23	USD	42.50	USD	1,382	(10,643)
Innovative Industrial Properties, Inc.	90	01/20/23	USD	115.00	USD	912	(6,750)
Insulet Corp.	50	01/20/23	USD	320.00	USD	1,472	(7,000)
Lattice Semiconductor Corp.	367	01/20/23	USD	64.00	USD	2,381	(128,387)
Lattice Semiconductor Corp.	92	01/20/23	USD	74.83	USD	597	(3,482)
Lattice Semiconductor Corp.	19	01/20/23	USD	75.00	USD	123	(808)
Monolithic Power Systems, Inc.	78	01/20/23	USD	433.00	USD	2,758	(7,822)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Olink Holding AB, ADR	326	01/20/23	USD	20.00	USD	827	$(182,560)
Paylocity Holding Corp.	200	01/20/23	USD	250.00	USD	3,885	(12,000)
Phreesia, Inc.	226	01/20/23	USD	35.00	USD	731	(24,860)
Planet Fitness, Inc., Class A	557	01/20/23	USD	77.50	USD	4,389	(194,950)
Repligen Corp.	300	01/20/23	USD	228.00	USD	5,079	(3,012)
Repligen Corp.	40	01/20/23	USD	190.00	USD	677	(9,000)
Rexford Industrial Realty, Inc.	212	01/20/23	USD	60.00	USD	1,158	(3,710)
Saia, Inc.	130	01/20/23	USD	265.25	USD	2,726	(2,545)
SolarEdge Technologies, Inc.	108	01/20/23	USD	360.00	USD	3,059	(5,130)
TPG, Inc.	566	01/20/23	USD	35.00	USD	1,575	(28,300)
Tradeweb Markets, Inc., Class A	768	01/20/23	USD	65.00	USD	4,987	(78,720)
West Pharmaceutical Services, Inc.	73	01/20/23	USD	266.00	USD	1,718	(7,206)
Ambarella, Inc.	203	01/27/23	USD	83.00	USD	1,669	(110,635)
Etsy, Inc.	135	01/27/23	USD	135.00	USD	1,617	(33,142)
Match Group, Inc.	240	01/27/23	USD	49.00	USD	996	(11,640)
Penn Entertainment, Inc.	240	01/27/23	USD	34.00	USD	713	(9,360)
Halozyme Therapeutics, Inc.	373	01/30/23	USD	54.05	USD	2,122	(173,458)
Azenta, Inc.	288	01/31/23	USD	60.35	USD	1,677	(65,221)
Planet Fitness, Inc., Class A	663	02/01/23	USD	82.50	USD	5,224	(133,437)
Azenta, Inc.	360	02/10/23	USD	62.25	USD	2,096	(78,402)
10X Genomics, Inc., Class A	21	02/17/23	USD	40.00	USD	77	(6,353)
Axon Enterprise, Inc.	570	02/17/23	USD	171.50	USD	9,458	(477,012)
AZEK Co., Inc.	617	02/17/23	USD	21.84	USD	1,254	(58,767)
Bill.com Holdings, Inc.	184	02/17/23	USD	140.00	USD	2,005	(84,640)
Charles River Laboratories International, Inc.	258	02/17/23	USD	240.00	USD	5,622	(123,840)
Chart Industries, Inc.	162	02/17/23	USD	133.00	USD	1,867	(52,918)
Confluent, Inc., Class A	1,733	02/17/23	USD	25.83	USD	3,854	(241,625)
DigitalOcean Holdings, Inc.	850	02/17/23	USD	35.00	USD	2,165	(40,375)
Doximity, Inc., Class A	803	02/17/23	USD	37.50	USD	2,695	(172,645)
Duolingo, Inc.	306	02/17/23	USD	80.00	USD	2,177	(77,265)
Entegris, Inc.	642	02/17/23	USD	80.00	USD	4,211	(65,805)
Etsy, Inc.	200	02/17/23	USD	145.00	USD	2,396	(54,900)
Figs, Inc., Class A	1,500	02/17/23	USD	7.44	USD	1,010	(77,616)
Five9, Inc.	700	02/17/23	USD	75.00	USD	4,750	(197,750)
Fiverr International Ltd.	370	02/17/23	USD	35.00	USD	1,078	(49,025)
Fox Factory Holding Corp.	480	02/17/23	USD	100.00	USD	4,379	(126,000)
Freshpet, Inc.	112	02/17/23	USD	65.00	USD	591	(11,200)
Globant SA	134	02/17/23	USD	185.00	USD	2,253	(95,140)
GXO Logistics, Inc.	232	02/17/23	USD	50.01	USD	990	(21,232)
HEICO Corp.	200	02/17/23	USD	160.00	USD	3,073	(59,500)
Inmode Ltd.	264	02/17/23	USD	42.50	USD	942	(26,400)
Insulet Corp.	75	02/17/23	USD	320.00	USD	2,208	(37,312)
Match Group, Inc.	1,000	02/17/23	USD	47.50	USD	4,149	(172,500)
Monolithic Power Systems, Inc.	113	02/17/23	USD	400.00	USD	3,996	(119,215)
Olink Holding AB, ADR	120	02/17/23	USD	24.00	USD	305	(52,648)
Paylocity Holding Corp.	170	02/17/23	USD	240.00	USD	3,302	(36,125)
Phreesia, Inc.	226	02/17/23	USD	35.00	USD	731	(44,070)
Planet Fitness, Inc., Class A	90	02/17/23	USD	77.50	USD	709	(46,350)
Saia, Inc.	95	02/17/23	USD	250.00	USD	1,992	(33,013)
Tradeweb Markets, Inc., Class A	519	02/17/23	USD	65.00	USD	3,370	(153,105)
West Pharmaceutical Services, Inc.	102	02/17/23	USD	260.00	USD	2,401	(59,670)
Halozyme Therapeutics, Inc.	218	03/17/23	USD	60.00	USD	1,240	(80,115)

							$(6,009,183)

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Evolution AB	Morgan Stanley & Co. International PLC	72,900	01/05/23	SEK	1,043.38	SEK	74,023	$(41,161)
Kahoot! ASA	Morgan Stanley & Co. International PLC	598,000	01/05/23	NOK	27.10	NOK	11,622	(1)
Saia, Inc.	Citibank N.A.	12,600	01/05/23	USD	245.26	USD	2,642	(3,467)
SiteMinder Ltd.	Goldman Sachs International	15,000	01/05/23	AUD	3.22	AUD	46	(188)
Certara, Inc.	Citibank N.A.	44,200	01/09/23	USD	13.42	USD	710	(120,902)
Globant SA	Goldman Sachs International	22,000	01/11/23	USD	183.36	USD	3,700	(40,156)
Kahoot! ASA	Morgan Stanley & Co. International PLC	520,000	01/13/23	NOK	26.95	NOK	10,106	(88)
SiteMinder Ltd.	UBS AG	42,000	01/13/23	AUD	2.96	AUD	128	(4,524)
Kahoot! ASA	Goldman Sachs International	359,700	01/18/23	NOK	24.53	NOK	6,991	(1,275)
Kahoot! ASA	Goldman Sachs International	253,818	01/25/23	NOK	25.03	NOK	4,933	(1,842)
Kahoot! ASA	Royal Bank of Canada	105,882	01/25/23	NOK	24.68	NOK	2,058	(928)
Certara, Inc.	Citibank N.A.	39,000	01/26/23	USD	19.10	USD	627	(6,251)
Bio-Techne Corp.	Bank of America N.A.	15,100	01/30/23	USD	85.47	USD	1,251	(36,341)
Gitlab, Inc., Class A	BNP Paribas SA	28,900	01/31/23	USD	53.74	USD	1,313	(47,671)
Kahoot! ASA	Goldman Sachs International	118,400	02/01/23	NOK	24.08	NOK	2,301	(2,644)
Chart Industries, Inc.	JPMorgan Chase Bank N.A.	17,000	02/06/23	USD	154.00	USD	1,959	(13,244)
Lattice Semiconductor Corp.	Citibank N.A.	8,800	02/07/23	USD	67.50	USD	571	(29,610)
Halozyme Therapeutics, Inc.	Citibank N.A.	31,100	02/13/23	USD	57.65	USD	1,770	(97,684)
Gitlab, Inc., Class A	BNP Paribas SA	28,900	02/14/23	USD	53.74	USD	1,313	(71,519)
Lattice Semiconductor Corp.	JPMorgan Chase Bank N.A.	56,000	02/24/23	USD	75.00	USD	3,633	(112,793)

								$(632,289)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ N/A	$6,566,417	$(994,681)	$(6,641,472)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,641,472	$—	$—	$—	$6,641,472

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(575,065)	$—	$—	$—	$(575,065)
Options written	—	—	46,651,673	—	—	—	46,651,673

	$—	$—	$46,076,608	$—	$—	$—	$46,076,608

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(842,713)	$—	$—	$—	$(842,713)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$8,835,552

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,641,472

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,641,472

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,009,183)

Total derivative assets and liabilities subject to an MNA	$—	$632,289

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$36,341	$—	$—	$—	$36,341
BNP Paribas SA	119,190	—	—	—	119,190
Citibank N.A.	257,914	—	(257,914)	—	—
Goldman Sachs International	46,105	—	(46,105)	—	—
JPMorgan Chase Bank N.A.	126,037	—	(126,037)	—	—
Morgan Stanley & Co. International PLC	41,250	—	(41,250)	—	—
Royal Bank of Canada	928	—	—	—	928
UBS AG	4,524	—	—	—	4,524

	$632,289	$—	$(471,306)	$—	$160,983

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$121,855,046	$—	$—	$121,855,046
Air Freight & Logistics	22,610,374	—	—	22,610,374
Auto Components	44,986,425	—	—	44,986,425
Biotechnology	43,208,779	—	—	43,208,779
Building Products	14,743,521	—	—	14,743,521
Capital Markets	71,988,265	—	—	71,988,265
Diversified Consumer Services	27,236,815	—	33,627,984	60,864,799
Entertainment	—	24,393,559	—	24,393,559

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$8,248,999	$—	$—	$8,248,999
Food Products	4,761,437	—	—	4,761,437
Health Care Equipment & Supplies	51,172,176	—	—	51,172,176
Health Care Technology	59,496,466	—	—	59,496,466
Hotels, Restaurants & Leisure	69,151,137	40,708,703	—	109,859,840
Interactive Media & Services	40,857,319	—	—	40,857,319
Internet & Direct Marketing Retail	49,216,541	—	—	49,216,541
IT Services	50,698,189	—	24,234,291	74,932,480
Life Sciences Tools & Services	182,809,938	—	—	182,809,938
Machinery	31,496,162	—	—	31,496,162
Road & Rail	39,456,534	—	—	39,456,534
Semiconductors & Semiconductor Equipment	196,592,911	—	—	196,592,911
Software	240,947,859	21,428,087	44,307,635	306,683,581
Preferred Securities
Preferred Stocks	—	—	471,282,347	471,282,347
Short-Term Securities
Money Market Funds	20,778,628	—	—	20,778,628

	$1,392,313,521	$86,530,349	$573,452,257	2,052,296,127

Investments Valued at NAV(a)				184,600

				$2,052,480,727

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(4,410,218)	$(2,231,254)	$—	$(6,641,472)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2021	$167,039,627	$12,000,000	$544,568,505	$723,608,132
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(64,869,717)	—	(170,310,802)	(235,180,519)
Purchases	—	—	97,024,644	97,024,644
Sales	—	(12,000,000)	—	(12,000,000)

Closing balance, as of December 31, 2022	$102,169,910	$—	$471,282,347	$573,452,257

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(64,869,717)	$—	$(170,310,802)	$(235,180,519)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2022	BlackRock Innovation and Growth Trust (BIGZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$102,169,910	Market	Revenue Multiple	7.75x -29.13x		15.71x
			EBITDA Multiple	18.50x		—
			Market Adjustment Multiple	0.50x		—

Preferred Stocks(b)	$471,282,347	Market	Revenue Multiple	1.25x -29.13x		11.34x
			Time to Exit	2.0 -5.0 years		3.2 years
			Volatility	50% - 115%		71%
			Market Adjustment Multiple	0.50x - 1.00x		0.94x
			Recent Transactions	(c)		—

	$573,452,257

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

The Trust valued certain of its Level 3 Common Stock and Preferred Stock using recent transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction prices, for which inputs are unobservable, is $11,996,316 as of December 31, 2022.

(c)

For the period end December 31, 2022, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 11.3%
Albemarle Corp.(a)	24,996	$5,420,632
CF Industries Holdings, Inc.(a)(b)	315,036	26,841,067
FMC Corp.(a)	166,497	20,778,826
Koninklijke DSM NV	75,079	9,219,293
Nutrien Ltd.	525,792	38,398,590
Sociedad Quimica y Minera de Chile SA, ADR(a)	128,668	10,272,853

		110,931,261

Containers & Packaging — 0.4%
Packaging Corp. of America(a)	31,594	4,041,189

Food Products — 7.9%
Archer-Daniels-Midland Co.(a)	267,006	24,791,507
Bunge Ltd.(a)	206,089	20,561,500
Darling Ingredients, Inc.(a)(c)	126,528	7,919,387
Hofseth International A/S, (Acquired 05/26/21, Cost: $10,198,057)(d)(e)	18,993,283	9,267,097
Kerry Group PLC, Class A	160,749	14,520,492

		77,059,983

Machinery(a) — 6.0%
AGCO Corp.(b)	194,970	27,040,398
Deere & Co.	74,124	31,781,406

		58,821,804

Metals & Mining — 35.4%
Alcoa Corp.(a)	220,423	10,022,634
Anglo American PLC	310,379	12,154,402
ArcelorMittal SA, Registered Shares(a)	367,528	9,636,584
BHP Group Ltd., ADR(a)	675,910	41,940,215
First Quantum Minerals Ltd.	684,944	14,310,979
Franco-Nevada Corp.(a)	81,091	11,067,300
Freeport-McMoRan, Inc.(a)	675,905	25,684,390
Glencore PLC	11,097,285	74,003,840
Newmont Corp.(a)	226,682	10,699,390
Norsk Hydro ASA	2,820,457	21,075,481
Polyus PJSC(c)(d)	104,732	14
Stelco Holdings, Inc.	439,632	14,380,577
Teck Resources Ltd., Class B(a)	929,606	35,157,699
Vale SA, ADR(a)	2,224,776	37,754,449
Wheaton Precious Metals Corp.(a)	779,179	30,450,315

		348,338,269

Oil, Gas & Consumable Fuels — 35.2%
BP PLC	6,407,994	36,973,751
Canadian Natural Resources Ltd.	380,536	21,131,833
Cenovus Energy, Inc.	578,921	11,232,094
Chevron Corp.(a)	128,092	22,991,233
ConocoPhillips(a)	204,461	24,126,398

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Eni SpA	1,060,959	$15,086,265
EOG Resources, Inc.(a)	105,787	13,701,532
Exxon Mobil Corp.(a)	500,048	55,155,295
Galp Energia SGPS SA	595,525	8,034,001
Gazprom PJSC(d)	5,430,000	736
Hess Corp.(a)	62,404	8,850,135
Kinder Morgan, Inc.(a)	804,762	14,550,097
Shell PLC, ADR(a)	1,128,773	64,283,622
TotalEnergies SE	798,313	50,112,610

		346,229,602

Paper & Forest Products — 2.1%
Precious Woods Holding AG, Registered Shares(c)	20,000	216,298
UPM-Kymmene OYJ	543,569	20,341,085

		20,557,383

Total Long-Term Investments — 98.3% (Cost: $782,768,496)		965,979,491

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(f)(g)	19,404,102	19,404,102

Total Short-Term Securities — 2.0% (Cost: $19,404,102)		19,404,102

Total Investments Before Options Written — 100.3% (Cost: $802,172,598)		985,383,593

Options Written — (0.7)% (Premiums Received: $(10,076,296))		(6,601,706)

Total Investments, Net of Options Written — 99.6% (Cost: $792,096,302)		978,781,887
Other Assets Less Liabilities — 0.4%		4,399,153

Net Assets — 100.0%		$983,181,040

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $9,267,097, representing 0.9% of its net assets as of period end, and an original cost of $10,198,057.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$16,654,313	$2,749,789	(a)	$—		$—	$—	$19,404,102	19,404,102	$352,525		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—		(330	)(a)	330	—	—	—	952	(c)	—

						$330	$—	$19,404,102		$353,477		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period

End Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcoa Corp.	396	01/06/23	USD	54.00	USD	1,801	$(1,188)
ArcelorMittal SA, Registered Shares	284	01/06/23	USD	28.00	USD	745	(994)
Archer-Daniels-Midland Co.	230	01/06/23	USD	98.00	USD	2,136	(1,150)
Chevron Corp.	216	01/06/23	USD	180.00	USD	3,877	(50,976)
ConocoPhillips	146	01/06/23	USD	132.00	USD	1,723	(1,168)
Deere & Co.	86	01/06/23	USD	450.00	USD	3,687	(5,203)
Exxon Mobil Corp.	155	01/06/23	USD	113.00	USD	1,710	(9,068)
Hess Corp.	95	01/06/23	USD	148.00	USD	1,347	(7,363)
Kinder Morgan, Inc.	492	01/06/23	USD	19.00	USD	890	(738)
Newmont Corp.	843	01/06/23	USD	50.00	USD	3,979	(8,852)
Teck Resources Ltd., Class B	785	01/06/23	USD	36.00	USD	2,969	(164,850)
Vale SA, ADR	1,048	01/06/23	USD	17.50	USD	1,778	(12,576)
Alcoa Corp.	143	01/13/23	USD	54.00	USD	650	(2,145)
ArcelorMittal SA, Registered Shares	530	01/13/23	USD	29.00	USD	1,390	(3,445)
Archer-Daniels-Midland Co.	225	01/13/23	USD	95.00	USD	2,089	(21,938)
Chevron Corp.	417	01/13/23	USD	185.00	USD	7,485	(75,268)
ConocoPhillips	365	01/13/23	USD	129.00	USD	4,307	(14,965)
Deere & Co.	46	01/13/23	USD	445.00	USD	1,972	(14,651)
EOG Resources, Inc.	108	01/13/23	USD	139.50	USD	1,399	(7,560)
Exxon Mobil Corp.	123	01/13/23	USD	109.00	USD	1,357	(40,897)
Freeport-McMoRan, Inc.	800	01/13/23	USD	41.00	USD	3,040	(28,000)
Hess Corp.	95	01/13/23	USD	148.00	USD	1,347	(18,525)
Kinder Morgan, Inc.	1,243	01/13/23	USD	18.50	USD	2,247	(22,374)
Teck Resources Ltd., Class B	764	01/13/23	USD	38.65	USD	2,889	(71,915)
Vale SA, ADR	1,624	01/13/23	USD	18.00	USD	2,756	(26,796)
Wheaton Precious Metals Corp.	913	01/13/23	USD	41.00	USD	3,568	(31,955)
AGCO Corp.	228	01/20/23	USD	130.00	USD	3,162	(223,440)
Albemarle Corp.	15	01/20/23	USD	290.00	USD	325	(525)
Albemarle Corp.	78	01/20/23	USD	270.00	USD	1,692	(1,560)
Alcoa Corp.	281	01/20/23	USD	50.00	USD	1,278	(34,844)
ArcelorMittal SA, Registered Shares	553	01/20/23	USD	25.00	USD	1,450	(95,116)
Archer-Daniels-Midland Co.	115	01/20/23	USD	95.00	USD	1,068	(15,238)
BHP Group Ltd., ADR	550	01/20/23	USD	57.50	USD	3,413	(286,000)
BHP Group Ltd., ADR	230	01/20/23	USD	67.50	USD	1,427	(5,175)
Bunge Ltd.	197	01/20/23	USD	100.00	USD	1,965	(55,160)
Canadian Natural Resources Ltd.	760	01/20/23	CAD	80.00	CAD	5,714	(30,030)
Cenovus Energy, Inc.	1,532	01/20/23	CAD	31.00	CAD	4,025	(5,092)
ConocoPhillips	27	01/20/23	USD	120.00	USD	319	(8,708)
Darling Ingredients, Inc.	268	01/20/23	USD	90.00	USD	1,677	(20,100)

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Deere & Co.	86	01/20/23	USD	420.00	USD	3,687	$(143,190)
EOG Resources, Inc.	143	01/20/23	USD	132.20	USD	1,852	(45,760)
Exxon Mobil Corp.	798	01/20/23	USD	115.00	USD	8,802	(94,962)
FMC Corp.	268	01/20/23	USD	130.00	USD	3,345	(28,140)
Franco-Nevada Corp.	189	01/20/23	USD	140.00	USD	2,579	(49,140)
Franco-Nevada Corp.	112	01/20/23	USD	155.00	USD	1,529	(3,920)
Freeport-McMoRan, Inc.	163	01/20/23	USD	35.00	USD	619	(57,865)
Packaging Corp. of America	117	01/20/23	USD	135.00	USD	1,497	(15,503)
Shell PLC, ADR	1,108	01/20/23	USD	57.50	USD	6,310	(127,420)
Sociedad Quimica y Minera de Chile SA, ADR	28	01/20/23	USD	125.00	USD	224	(560)
Sociedad Quimica y Minera de Chile SA, ADR	101	01/20/23	USD	105.00	USD	806	(1,515)
Stelco Holdings, Inc.	847	01/20/23	CAD	42.00	CAD	3,751	(217,380)
Teck Resources Ltd., Class B	589	01/20/23	USD	37.00	USD	2,228	(117,800)
Vale SA, ADR	1,083	01/20/23	USD	18.00	USD	1,838	(27,616)
Wheaton Precious Metals Corp.	390	01/20/23	USD	39.00	USD	1,524	(52,650)
Wheaton Precious Metals Corp.	523	01/20/23	USD	41.00	USD	2,044	(28,765)
Archer-Daniels-Midland Co.	211	01/27/23	USD	95.00	USD	1,959	(45,892)
ConocoPhillips	222	01/27/23	USD	121.00	USD	2,620	(79,920)
Deere & Co.	57	01/27/23	USD	440.00	USD	2,444	(47,595)
EOG Resources, Inc.	142	01/27/23	USD	135.50	USD	1,839	(40,115)
Exxon Mobil Corp.	784	01/27/23	USD	111.00	USD	8,648	(260,680)
Freeport-McMoRan, Inc.	682	01/27/23	USD	44.00	USD	2,592	(23,529)
Kinder Morgan, Inc.	1,259	01/27/23	USD	18.00	USD	2,276	(76,169)
Teck Resources Ltd., Class B	534	01/27/23	USD	39.00	USD	2,020	(71,289)
Vale SA, ADR	1,353	01/27/23	USD	18.00	USD	2,296	(50,061)
Wheaton Precious Metals Corp.	800	01/27/23	USD	42.00	USD	3,126	(38,000)
Vale SA, ADR	965	02/03/23	USD	17.50	USD	1,638	(62,242)
Wheaton Precious Metals Corp.	273	02/03/23	USD	44.00	USD	1,067	(8,190)
Vale SA, ADR	965	02/10/23	USD	17.51	USD	1,638	(73,989)
AGCO Corp.	250	02/17/23	USD	135.00	USD	3,467	(250,000)
Archer-Daniels-Midland Co.	212	02/17/23	USD	97.50	USD	1,968	(44,520)
BHP Group Ltd., ADR	342	02/17/23	USD	65.00	USD	2,122	(61,560)
BHP Group Ltd., ADR	614	02/17/23	USD	67.50	USD	3,810	(62,935)
Bunge Ltd.	569	02/17/23	USD	105.00	USD	5,677	(160,742)
Canadian Natural Resources Ltd.	167	02/17/23	CAD	86.00	CAD	1,256	(6,845)
Cenovus Energy, Inc.	411	02/17/23	CAD	29.00	CAD	1,080	(22,766)
Darling Ingredients, Inc.	204	02/17/23	USD	66.00	USD	1,277	(51,395)
FMC Corp.	351	02/17/23	USD	130.00	USD	4,380	(122,850)
Freeport-McMoRan, Inc.	870	02/17/23	USD	38.00	USD	3,306	(238,815)
Hess Corp.	42	02/17/23	USD	150.00	USD	596	(24,360)
Shell PLC, ADR	804	02/17/23	USD	60.00	USD	4,579	(92,460)
Sociedad Quimica y Minera de Chile SA, ADR	349	02/17/23	USD	99.00	USD	2,786	(32,613)
Stelco Holdings, Inc.	796	02/17/23	CAD	44.00	CAD	3,525	(214,579)
Teck Resources Ltd., Class B	787	02/17/23	USD	40.00	USD	2,976	(131,035)
Vale SA, ADR	1,241	02/17/23	USD	17.00	USD	2,106	(131,546)
Canadian Natural Resources Ltd.	489	03/17/23	CAD	80.00	CAD	3,677	(103,109)
Cenovus Energy, Inc.	211	03/17/23	CAD	27.00	CAD	554	(29,686)

							$(5,097,221)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Anglo American PLC	Morgan Stanley & Co. International PLC	26,900	01/05/23	GBP	32.68	GBP	871	$(14,363)
Eni SpA	Morgan Stanley & Co. International PLC	335,100	01/05/23	EUR	14.57	EUR	4,452	(398)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	378,810	01/05/23	NOK	73.90	NOK	27,774	(34,228)
Shell PLC, ADR	Barclays Bank PLC	115,700	01/05/23	USD	58.93	USD	6,589	(13,340)
Shell PLC, ADR	JPMorgan Chase Bank N.A.	110,700	01/05/23	USD	56.33	USD	6,304	(130,315)
BP PLC	Morgan Stanley & Co. International PLC	1,043,800	01/10/23	GBP	5.10	GBP	4,957	(5,843)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	195,700	01/10/23	NOK	73.59	NOK	14,349	(28,632)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Norsk Hydro ASA	Royal Bank of Canada	126,000	01/10/23	NOK	76.82	NOK	9,238	$(4,938)
TotalEnergies SE	Royal Bank of Canada	59,818	01/11/23	EUR	60.77	EUR	3,508	(17,901)
Galp Energia SGPS SA	Goldman Sachs International	110,800	01/17/23	EUR	12.21	EUR	1,397	(70,650)
Koninklijke DSM NV	Morgan Stanley & Co. International PLC	20,500	01/17/23	EUR	124.33	EUR	2,343	(4,303)
TotalEnergies SE	Morgan Stanley & Co. International PLC	105,000	01/17/23	EUR	58.51	EUR	6,158	(144,883)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	349,000	01/18/23	NOK	76.73	NOK	25,589	(26,989)
Kerry Group PLC	Morgan Stanley & Co. International PLC	59,800	01/27/23	EUR	91.39	EUR	5,038	(29,947)
BHP Group Ltd., ADR	JPMorgan Chase Bank N.A.	77,900	01/30/23	USD	63.93	USD	4,834	(121,901)
AGCO Corp.	Goldman Sachs International	25,000	01/31/23	USD	131.84	USD	3,467	(260,843)
Eni SpA	Goldman Sachs International	59,700	01/31/23	EUR	13.59	EUR	793	(18,097)
Galp Energia SGPS SA	Goldman Sachs International	110,800	02/01/23	EUR	12.21	EUR	1,397	(84,654)
BP PLC	Morgan Stanley & Co. International PLC	1,400,000	02/02/23	GBP	4.92	GBP	6,649	(162,821)
Koninklijke DSM NV	Morgan Stanley & Co. International PLC	7,500	02/02/23	EUR	122.23	EUR	857	(9,900)
TotalEnergies SE	Goldman Sachs International	135,608	02/02/23	EUR	60.76	EUR	7,953	(123,519)
UPM Kymmene OYJ	Morgan Stanley & Co. International PLC	120,000	02/02/23	EUR	37.28	EUR	4,192	(32,793)
Anglo American PLC	JPMorgan Chase Bank N.A.	88,700	02/08/23	GBP	32.89	GBP	2,871	(143,884)
UPM Kymmene OYJ	UBS AG	82,300	02/08/23	EUR	37.94	EUR	2,875	(19,343)

								$(1,504,485)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$4,498,058	$(1,023,468)	$(6,601,706)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,601,706	$—	$—	$—	$6,601,706

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(4,824,362)	$—	$—	$—	$(4,824,362)
Options written	—	—	(36,914,355)	—	—	—	(36,914,355)

	$—	$—	$(41,738,717)	$—	$—	$—	$(41,738,717)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$—	$—	$1,311	$—	$—	$—	$1,311
Options written	—	—	4,849,639	—	—	—	4,849,639

	$—	$—	$4,850,950	$—	$—	$—	$4,850,950

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$7,213,553

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,601,706

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,601,706

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,097,221)

Total derivative assets and liabilities subject to an MNA	$—	$1,504,485

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$13,340	$—	$—	$—	$13,340
Goldman Sachs International	557,763	—	(557,763)	—	—
JPMorgan Chase Bank N.A.	396,100	—	(366,100)	(30,000)	—
Morgan Stanley & Co. International PLC	495,100	—	(495,100)	—	—
Royal Bank of Canada	22,839	—	—	—	22,839
UBS AG	19,343	—	—	—	19,343

	$1,504,485	$—	$(1,418,963)	$(30,000)	$55,522

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$101,711,968	$9,219,293	$—	$110,931,261
Containers & Packaging	4,041,189	—	—	4,041,189
Food Products	53,272,394	14,520,492	9,267,097	77,059,983
Machinery	58,821,804	—	—	58,821,804
Metals & Mining	241,104,532	107,233,723	14	348,338,269
Oil, Gas & Consumable Fuels	236,022,239	110,206,627	736	346,229,602
Paper & Forest Products	—	20,557,383	—	20,557,383
Short-Term Securities
Money Market Funds	19,404,102	—	—	19,404,102

	$714,378,228	$261,737,518	$9,267,847	$985,383,593

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(4,867,309)	$(1,734,397)	$—	$(6,601,706)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks

Assets
Opening balance, as of December 31, 2021	$9,834,654
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation)(a)(b)	(38,407,944)
Purchases	37,841,138
Sales	—

Closing balance, as of December 31, 2022	$9,267,847

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(38,407,944)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.3%
Tesla, Inc.(a)(b)	100,796	$12,416,051

Banks — 0.5%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978)(c)(d)	26,430	4,842,243

Capital Markets — 0.9%
S&P Global, Inc.(a)	24,719	8,279,382

Communications Equipment — 0.5%
Motorola Solutions, Inc.(a)	20,355	5,245,687

Diversified Consumer Services — 0.3%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)(c)(d)	997	2,393,479

Electrical Equipment — 0.4%
Sungrow Power Supply Co. Ltd., Class A	221,100	3,563,698

Electronic Equipment, Instruments & Components — 2.4%
CDW Corp.(a)	44,250	7,902,165
Flex Ltd.(a)(b)	227,810	4,888,803
Samsung SDI Co. Ltd.(b)	22,188	10,418,206

		23,209,174

Entertainment(a) — 1.8%
Electronic Arts, Inc.	31,150	3,805,907
Netflix, Inc.(b)	22,221	6,552,529
Spotify Technology SA(b)	38,793	3,062,707
Take-Two Interactive Software, Inc.(b)	39,170	4,078,772

		17,499,915

Equity Real Estate Investment Trusts (REITs) — 0.4%
SBA Communications Corp.(a)	14,781	4,143,262

Hotels, Restaurants & Leisure — 0.9%
Trip.com Group Ltd.(b)	260,650	8,989,713

Interactive Media & Services — 3.1%
Alphabet, Inc., Class A(a)(b)	171,511	15,132,416
Meta Platforms, Inc., Class A(a)(b)	41,030	4,937,550
Tencent Holdings Ltd.	111,100	4,710,680
ZoomInfo Technologies, Inc., CLass A(a)(b)	170,230	5,125,625

		29,906,271

Internet & Direct Marketing Retail — 2.8%
Alibaba Group Holding Ltd., ADR(a)(b)	57,983	5,107,723
Amazon.com, Inc.(a)(b)	136,031	11,426,604
Jasper Infotech Private Ltd., Series I, (Acquired 08/31/18, Cost: $1,998,435)(c)(d)	168,640	150,579
MercadoLibre, Inc.(a)(b)	12,034	10,183,652

		26,868,558

IT Services — 15.0%
Adyen NV(b)(e)	6,728	9,340,139
Automatic Data Processing, Inc.(a)	25,500	6,090,930
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945)(c)(d)	94,117	3,718,563
Block, Inc.(a)(b)	85,377	5,365,091
GMO Payment Gateway, Inc.	67,300	5,565,639
Mastercard, Inc., Class A(a)	95,659	33,263,504
MongoDB, Inc.(a)(b)	34,742	6,838,615
Okta, Inc.(a)(b)	66,245	4,526,521
PayPal Holdings, Inc.(a)(b)	91,693	6,530,375

Security	Shares	Value

IT Services (continued)
Salt Pay Co. Ltd., Series C, (Acquired 12/17/21, Cost: $24,999,987)(c)(d)	12,871	$12,117,146
Snowflake, Inc., Class A(a)(b)	13,175	1,891,139
TRAX Ltd., (Acquired 09/12/19, Cost: $4,000,012)(c)(d)	106,667	2,686,942
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $1,999,989)(c)(d)	38,361	966,314
Twilio, Inc., Class A(a)(b)	71,823	3,516,454
Visa, Inc., Class A(a)	130,798	27,174,592
Voltron Data, Inc., Series A, (Acquired 01/18/22, Cost: $10,000,000)(c)(d)	6,201,935	7,504,341
Wise PLC, Class A(b)	1,036,641	7,023,016

		144,119,321

Professional Services — 0.3%
Planet Labs PBC	548,200	2,674,772

Road & Rail — 1.6%
Ant Group Co., Ltd., Series C, (Acquired 05/18/18, Cost: $6,492,862)(c)(d)	1,703,548	4,275,906
Full Truck Alliance Co. Ltd., ADR(a)(b)	624,074	4,992,592
Uber Technologies, Inc.(a)(b)	232,966	5,761,249

		15,029,747

Semiconductors & Semiconductor Equipment — 17.7%
Advanced Micro Devices, Inc.(a)(b)	137,476	8,904,320
Alphawave IP Group PLC(b)	2,327,484	2,870,088
Analog Devices, Inc.(a)	29,134	4,778,850
ASM International NV	29,379	7,454,463
ASML Holding NV	42,974	23,431,644
Broadcom, Inc.(a)	25,330	14,162,763
Credo Technology Group Holding Ltd.(a)(b)	879,796	11,710,085
First Solar, Inc.(a)(b)	23,707	3,551,071
Global Foundries, Inc.(a)(b)(f)	83,946	4,523,850
Lam Research Corp.(a)	22,982	9,659,335
Marvell Technology, Inc.(a)	192,929	7,146,090
Micron Technology, Inc.(a)	150,469	7,520,441
Monolithic Power Systems, Inc.(a)	23,555	8,329,284
NVIDIA Corp.(a)	63,235	9,241,163
Qualcomm, Inc.(a)	65,936	7,249,004
Soitec SA(b)	96,789	15,886,596
STMicroelectronics NV	214,912	7,637,118
Wolfspeed, Inc.(a)(b)	236,466	16,325,613

		170,381,778

Software — 22.0%
Adobe, Inc.(a)(b)	15,974	5,375,730
Alteryx, Inc., Class A(a)(b)	78,203	3,962,546
ANSYS, Inc.(a)(b)	37,677	9,102,387
Aspen Technology, Inc.(a)(b)	35,939	7,381,870
Atlassian Corp., Class A(a)(b)	37,595	4,837,725
Cadence Design Systems, Inc.(a)(b)	109,188	17,539,960
Constellation Software, Inc.	3,620	5,651,798
Crowdstrike Holdings, Inc., Class A(a)(b)	33,034	3,478,150
Dassault Systemes SE	144,641	5,201,240
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(c)(d)	59,997	3,070,646
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275)(c)(d)	38,789	202,091
DocuSign, Inc.(a)(b)	71,854	3,982,149
Gitlab, Inc., Class A(a)(b)	125,370	5,696,813
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)(c)(d)	715,323	11,995,967
Intuit, Inc.(a)	23,704	9,226,071

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Microsoft Corp.(a)	262,904	$63,049,637
Oracle Corp.(a)	167,689	13,706,899
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226)(c)(d) .	59,524	1,513,100
Salesforce, Inc.(a)(b)	29,317	3,887,141
ServiceNow, Inc.(a)(b)	17,141	6,655,336
SiteMinder Ltd.(b)	1,904,282	3,947,779
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636)(c)(d)	66,422	472,925
Snyk Ltd., (Acquired 09/02/21, Cost: $5,192,307)(c)(d)	361,972	4,159,058
Splunk, Inc.(a)(b)	53,087	4,570,260
Unity Software, Inc.(a)(b)	114,284	3,267,379
Xero Ltd.(b)	120,170	5,730,166
Zscaler, Inc.(a)(b)	32,603	3,648,276

		211,313,099

Technology Hardware, Storage & Peripherals(a) — 7.2%
Apple, Inc.	491,130	63,812,521
Dell Technologies, Inc., Class C	124,617	5,012,096

		68,824,617

Total Common Stocks — 79.1% (Cost: $566,123,998)		759,700,767

	Par (000)

Convertible Notes

Software — 0.2%
Wyre, Inc., (Acquired: 12/14/21, Cost: $8,000,000), 0.00%(c)(d)	$80	1,920,000

Total Convertible Notes — 0.2% (Cost: $8,000,000)		1,920,000

	Shares

Preferred Securities

Preferred Stocks — 20.4%(c)(d)

Chemicals — 1.1%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977)	269,284	10,959,859

Diversified Consumer Services — 0.3%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	2,530,318

Diversified Financial Services — 0.8%
Trumid Holdings LLC, Class L, (Acquired 09/15/21, Cost: $9,999,695), 07/16/22(g)	11,420	7,660,537

Entertainment — 0.5%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)	12,713	5,030,026

Food & Staples Retailing — 1.6%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)	709,724	15,670,706

Security	Shares	Value

Food Products — 1.0%
Farmer’s Business Network, Inc.
Series F, (Acquired 07/31/20, Cost: $2,999,886)	90,750	$4,229,857
Series G, (Acquired 09/15/21, Cost: $6,999,963)	112,616	5,249,032

		9,478,889

Interactive Media & Services — 1.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,650,746)	88,075	14,515,369

IT Services — 1.9%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	3,390,297
Trumid Holdings LLC(g)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	3,379,490
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	3,379,490
Voltron Data, Inc., Seed Shares, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	7,545,454

		17,694,731

Road & Rail — 0.5%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	4,258,179

Semiconductors & Semiconductor Equipment — 4.3%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	14,214,062
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	4,844,416
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $12,003,705)	4,500,000	10,710,000
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125)	187,300	11,891,677

		41,660,155

Software — 6.9%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $29,999,955)	598,682	16,948,687
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	14,299,948
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	3,895,463
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	1,449,553
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	3,998,656
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	10,450,541
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	3,026,175
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	4,075,614
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	2,370,220
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	335,159	3,871,086

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	$1,751,128
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	371,756

		66,508,827

		195,967,596

Total Preferred Securities — 20.4% (Cost: $203,087,189)		195,967,596

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0), (Issued 09/23/19, Exercisable 07/12/23, 1 Share for 1 Warrant, Expires 09/15/23, Strike Price USD 46.88)(b)(c)(d)	17,065	16,212

Total Warrants — 0.0% (Cost: $ — )		16,212

Total Long-Term Investments — 99.7% (Cost: $777,211,187)		957,604,575

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(h)(i)	5,779,501	5,779,501
SL Liquidity Series, LLC, Money Market Series, 4.49%(h)(i)(j)	825,108	825,025

Total Short-Term Securities — 0.7% (Cost: $6,604,446)		6,604,526

Total Investments Before Options Written — 100.4% (Cost: $783,815,633)		964,209,101

Options Written — (0.5)% (Premiums Received: $(11,681,013))		(4,275,777)

Total Investments, Net of Options Written — 99.9% (Cost: $772,134,620)		959,933,324
Other Assets Less Liabilities — 0.1%		769,877

Net Assets — 100.0%		$960,703,201

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $257,973,108, representing 26.9% of its net assets as of period end, and an original cost of $307,911,240.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$42,574,872	$—	$(36,795,371	)(a)	$—	$—	$5,779,501	5,779,501	$325,571		$—
SL Liquidity Series, LLC, Money Market Series	840,396	—	(15,244	)(a)	(207)	80	825,025	825,108	41,308	(b)	—

					$(207)	$80	$6,604,526		$366,879		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adobe, Inc.	22	01/06/23	USD	350.00	USD	740	$(3,421)
Advanced Micro Devices, Inc.	251	01/06/23	USD	81.00	USD	1,626	(502)
Alibaba Group Holding Ltd., ADR	98	01/06/23	USD	99.00	USD	863	(1,225)
Alphabet, Inc., Class A	55	01/06/23	USD	99.00	USD	485	(138)
Amazon.com, Inc.	37	01/06/23	USD	96.00	USD	311	(111)
Analog Devices, Inc.	21	01/06/23	USD	175.00	USD	344	(263)
Apple, Inc.	157	01/06/23	USD	157.50	USD	2,040	(157)
Atlassian Corp., Class A	33	01/06/23	USD	135.00	USD	425	(5,857)
Atlassian Corp., Class A	32	01/06/23	USD	150.00	USD	412	(720)
Block, Inc.	139	01/06/23	USD	80.00	USD	873	(209)
Broadcom, Inc.	26	01/06/23	USD	535.00	USD	1,454	(69,420)
Electronic Arts, Inc.	70	01/06/23	USD	135.00	USD	855	(980)
First Solar, Inc.	23	01/06/23	USD	172.50	USD	345	(265)
Intuit, Inc.	90	01/06/23	USD	415.00	USD	3,503	(9,000)
Lam Research Corp.	20	01/06/23	USD	510.00	USD	841	(100)
Mastercard, Inc., Class A	86	01/06/23	USD	350.00	USD	2,990	(31,175)
MercadoLibre, Inc.	12	01/06/23	USD	995.00	USD	1,015	(3,600)
Micron Technology, Inc.	237	01/06/23	USD	58.00	USD	1,185	(356)
Microsoft Corp.	443	01/06/23	USD	260.00	USD	10,624	(3,987)
MongoDB, Inc.	28	01/06/23	USD	175.00	USD	551	(63,700)
MongoDB, Inc.	15	01/06/23	USD	210.00	USD	295	(3,300)
Netflix, Inc.	21	01/06/23	USD	310.00	USD	619	(3,633)
Netflix, Inc.	16	01/06/23	USD	315.00	USD	472	(1,688)
NVIDIA Corp.	138	01/06/23	USD	165.00	USD	2,017	(2,622)
Oracle Corp.	360	01/06/23	USD	83.00	USD	2,943	(16,380)
PayPal Holdings, Inc.	166	01/06/23	USD	87.00	USD	1,182	(249)
Qualcomm, Inc.	161	01/06/23	USD	133.00	USD	1,770	(322)
S&P Global, Inc.	50	01/06/23	USD	360.00	USD	1,675	(4,250)
ServiceNow, Inc.	16	01/06/23	USD	430.00	USD	621	(440)
Snowflake, Inc., Class A	35	01/06/23	USD	155.00	USD	502	(3,238)
Splunk, Inc.	59	01/06/23	USD	100.00	USD	508	(266)
Spotify Technology SA	68	01/06/23	USD	85.00	USD	537	(2,380)
Tesla, Inc.	97	01/06/23	USD	205.00	USD	1,195	(97)
Twilio, Inc., Class A	24	01/06/23	USD	53.00	USD	118	(996)
Unity Software, Inc.	149	01/06/23	USD	37.00	USD	426	(745)
Visa, Inc., Class A	102	01/06/23	USD	220.00	USD	2,119	(918)
Zscaler, Inc.	30	01/06/23	USD	130.00	USD	336	(270)
Wolfspeed, Inc.	250	01/12/23	USD	100.50	USD	1,726	(107)
Adobe, Inc.	19	01/13/23	USD	350.00	USD	639	(8,930)
Advanced Micro Devices, Inc.	242	01/13/23	USD	73.00	USD	1,567	(10,043)
Alibaba Group Holding Ltd., ADR	98	01/13/23	USD	99.00	USD	863	(6,958)

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alphabet, Inc., Class A	54	01/13/23	USD	100.00	USD	476	$(513)
Amazon.com, Inc.	38	01/13/23	USD	98.00	USD	319	(494)
Analog Devices, Inc.	76	01/13/23	USD	172.50	USD	1,247	(9,310)
Apple, Inc.	255	01/13/23	USD	148.00	USD	3,313	(2,678)
Atlassian Corp., Class A	32	01/13/23	USD	140.00	USD	412	(8,240)
Atlassian Corp., Class A	33	01/13/23	USD	150.00	USD	425	(3,382)
Automatic Data Processing, Inc.	102	01/13/23	USD	265.00	USD	2,436	(2,295)
Crowdstrike Holdings, Inc., Class A	69	01/13/23	USD	135.00	USD	727	(518)
DocuSign, Inc.	149	01/13/23	USD	63.00	USD	826	(8,344)
Intuit, Inc.	18	01/13/23	USD	430.00	USD	701	(2,700)
Mastercard, Inc., Class A	161	01/13/23	USD	350.00	USD	5,598	(107,870)
MercadoLibre, Inc.	19	01/13/23	USD	1,000.00	USD	1,608	(6,365)
Micron Technology, Inc.	155	01/13/23	USD	59.00	USD	775	(930)
Microsoft Corp.	173	01/13/23	USD	250.00	USD	4,149	(36,849)
MongoDB, Inc.	15	01/13/23	USD	190.00	USD	295	(21,900)
MongoDB, Inc.	15	01/13/23	USD	210.00	USD	295	(8,250)
Netflix, Inc.	17	01/13/23	USD	340.00	USD	501	(1,522)
Netflix, Inc.	16	01/13/23	USD	320.00	USD	472	(4,584)
Okta, Inc.	70	01/13/23	USD	75.00	USD	478	(7,805)
S&P Global, Inc.	11	01/13/23	USD	335.00	USD	368	(8,360)
Salesforce, Inc.	107	01/13/23	USD	150.00	USD	1,419	(2,461)
ServiceNow, Inc.	12	01/13/23	USD	440.00	USD	466	(1,530)
Spotify Technology SA	51	01/13/23	USD	86.00	USD	403	(5,227)
Take-Two Interactive Software, Inc.	11	01/13/23	USD	106.00	USD	115	(2,387)
Tesla, Inc.	113	01/13/23	USD	190.00	USD	1,392	(1,243)
Uber Technologies, Inc.	1,048	01/13/23	USD	29.00	USD	2,592	(7,336)
Unity Software, Inc.	200	01/13/23	USD	43.00	USD	572	(2,600)
Zscaler, Inc.	39	01/13/23	USD	145.00	USD	436	(507)
Zscaler, Inc.	39	01/13/23	USD	135.00	USD	436	(1,112)
Adobe, Inc.	30	01/20/23	USD	345.00	USD	1,010	(24,375)
Advanced Micro Devices, Inc.	146	01/20/23	USD	72.50	USD	946	(10,950)
Alphabet, Inc., Class A	55	01/20/23	USD	100.00	USD	485	(1,073)
Alphabet, Inc., Class A	52	01/20/23	USD	92.00	USD	459	(7,254)
Alteryx, Inc., Class A	175	01/20/23	USD	55.00	USD	887	(17,937)
Amazon.com, Inc.	189	01/20/23	USD	107.50	USD	1,588	(1,323)
ANSYS, Inc.	89	01/20/23	USD	260.00	USD	2,150	(14,240)
Apple, Inc.	168	01/20/23	USD	160.00	USD	2,183	(588)
Aspen Technology, Inc.	83	01/20/23	USD	270.00	USD	1,705	(39,840)
Atlassian Corp., Class A	52	01/20/23	USD	160.00	USD	669	(4,030)
Automatic Data Processing, Inc.	12	01/20/23	USD	252.50	USD	287	(1,380)
Block, Inc.	114	01/20/23	USD	70.00	USD	716	(16,644)
Cadence Design Systems, Inc.	270	01/20/23	USD	185.00	USD	4,337	(10,125)
CDW Corp.	87	01/20/23	USD	190.00	USD	1,554	(6,307)
Credo Technology Group Holding Ltd.	1,123	01/20/23	USD	15.00	USD	1,495	(19,652)
Credo Technology Group Holding Ltd.	248	01/20/23	USD	17.50	USD	330	(4,960)
Crowdstrike Holdings, Inc., Class A	63	01/20/23	USD	130.00	USD	663	(1,859)
Dell Technologies, Inc., Class C	549	01/20/23	USD	45.00	USD	2,208	(3,843)
DocuSign, Inc.	150	01/20/23	USD	65.00	USD	831	(8,475)
Electronic Arts, Inc.	35	01/20/23	USD	140.00	USD	428	(263)
Electronic Arts, Inc.	35	01/20/23	USD	135.00	USD	428	(665)
First Solar, Inc.	36	01/20/23	USD	165.00	USD	539	(7,920)
Flex Ltd.	450	01/20/23	USD	23.00	USD	966	(10,125)
Flex Ltd.	555	01/20/23	USD	24.00	USD	1,191	(8,325)
Full Truck Alliance Co. Ltd., ADR	800	01/20/23	USD	10.00	USD	640	(14,000)
Gitlab, Inc., Class A	528	01/20/23	USD	45.00	USD	2,399	(176,880)
Global Foundries, Inc.	509	01/20/23	USD	65.00	USD	2,743	(6,362)
Intuit, Inc.	26	01/20/23	USD	400.00	USD	1,012	(26,520)
Lam Research Corp.	31	01/20/23	USD	515.00	USD	1,303	(2,015)
Marvell Technology, Inc.	140	01/20/23	USD	47.00	USD	519	(910)
Marvell Technology, Inc.	370	01/20/23	USD	45.00	USD	1,370	(4,810)
Mastercard, Inc., Class A	182	01/20/23	USD	360.00	USD	6,329	(74,620)
Microsoft Corp.	173	01/20/23	USD	240.00	USD	4,149	(124,560)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	132	01/20/23	USD	260.00	USD	3,166	$(12,804)
MongoDB, Inc.	68	01/20/23	USD	175.00	USD	1,339	(180,880)
Monolithic Power Systems, Inc.	41	01/20/23	USD	433.00	USD	1,450	(4,112)
Motorola Solutions, Inc.	49	01/20/23	USD	270.00	USD	1,263	(7,595)
Motorola Solutions, Inc.	40	01/20/23	USD	280.00	USD	1,031	(1,400)
Netflix, Inc.	37	01/20/23	USD	300.00	USD	1,091	(67,525)
NVIDIA Corp.	90	01/20/23	USD	160.00	USD	1,315	(24,075)
Oracle Corp.	197	01/20/23	USD	85.00	USD	1,610	(12,805)
PayPal Holdings, Inc.	148	01/20/23	USD	87.50	USD	1,054	(2,590)
S&P Global, Inc.	50	01/20/23	USD	360.00	USD	1,675	(7,375)
ServiceNow, Inc.	50	01/20/23	USD	410.00	USD	1,941	(39,250)
Splunk, Inc.	58	01/20/23	USD	100.00	USD	499	(3,306)
Spotify Technology SA	55	01/20/23	USD	80.00	USD	434	(20,350)
Take-Two Interactive Software, Inc.	72	01/20/23	USD	130.00	USD	750	(936)
Tesla, Inc.	117	01/20/23	USD	223.33	USD	1,441	(1,053)
Twilio, Inc., Class A	105	01/20/23	USD	65.00	USD	514	(1,890)
Unity Software, Inc.	89	01/20/23	USD	35.00	USD	254	(3,693)
Visa, Inc., Class A	98	01/20/23	USD	215.00	USD	2,036	(21,070)
Wolfspeed, Inc.	233	01/20/23	USD	105.00	USD	1,609	(1,165)
ZoomInfo Technologies, Inc., CLass A	530	01/20/23	USD	35.00	USD	1,596	(11,925)
Zscaler, Inc.	39	01/20/23	USD	150.00	USD	436	(644)
Zscaler, Inc.	39	01/20/23	USD	135.00	USD	436	(2,262)
Alphabet, Inc., Class A	82	01/27/23	USD	99.00	USD	723	(3,526)
Alphabet, Inc., Class A	140	01/27/23	USD	94.00	USD	1,235	(16,940)
Amazon.com, Inc.	75	01/27/23	USD	93.00	USD	630	(7,725)
Analog Devices, Inc.	39	01/27/23	USD	170.00	USD	640	(13,065)
Apple, Inc.	357	01/27/23	USD	152.50	USD	4,639	(6,961)
Apple, Inc.	112	01/27/23	USD	142.00	USD	1,455	(12,824)
Block, Inc.	145	01/27/23	USD	74.00	USD	911	(16,457)
Broadcom, Inc.	57	01/27/23	USD	575.00	USD	3,187	(70,965)
Broadcom, Inc.	28	01/27/23	USD	560.00	USD	1,566	(54,600)
Crowdstrike Holdings, Inc., Class A	65	01/27/23	USD	130.00	USD	684	(3,282)
First Solar, Inc.	44	01/27/23	USD	170.00	USD	659	(9,570)
Lam Research Corp.	58	01/27/23	USD	470.00	USD	2,438	(39,440)
MercadoLibre, Inc.	22	01/27/23	USD	895.00	USD	1,862	(67,320)
Meta Platforms, Inc., Class A	99	01/27/23	USD	124.00	USD	1,191	(49,500)
Micron Technology, Inc.	174	01/27/23	USD	59.00	USD	870	(3,393)
NVIDIA Corp.	66	01/27/23	USD	165.00	USD	965	(16,401)
Okta, Inc.	44	01/27/23	USD	72.00	USD	301	(13,464)
Okta, Inc.	250	01/27/23	USD	67.00	USD	1,708	(135,000)
PayPal Holdings, Inc.	136	01/27/23	USD	76.00	USD	969	(24,072)
Qualcomm, Inc.	69	01/27/23	USD	120.00	USD	759	(9,556)
Salesforce, Inc.	24	01/27/23	USD	144.00	USD	318	(4,056)
Splunk, Inc.	116	01/27/23	USD	95.00	USD	999	(19,778)
Take-Two Interactive Software, Inc.	93	01/27/23	USD	104.00	USD	968	(41,385)
Tesla, Inc.	37	01/27/23	USD	170.00	USD	456	(4,884)
Twilio, Inc., Class A	88	01/27/23	USD	56.00	USD	431	(11,176)
Visa, Inc., Class A	157	01/27/23	USD	210.00	USD	3,262	(97,732)
CDW Corp.	121	02/02/23	USD	187.00	USD	2,161	(30,590)
Amazon.com, Inc.	278	02/03/23	USD	88.00	USD	2,335	(102,860)
Apple, Inc.	168	02/03/23	USD	140.00	USD	2,183	(38,724)
Credo Technology Group Holding Ltd.	600	02/03/23	USD	15.00	USD	799	(17,726)
Snowflake, Inc., Class A	24	02/03/23	USD	160.00	USD	344	(12,240)
Wolfspeed, Inc.	239	02/03/23	USD	96.00	USD	1,650	(8,435)
MongoDB, Inc.	15	02/10/23	USD	225.00	USD	295	(12,375)
Alphabet, Inc., Class A	343	02/17/23	USD	100.00	USD	3,026	(43,389)
ANSYS, Inc.	86	02/17/23	USD	260.00	USD	2,078	(46,010)
Apple, Inc.	161	02/17/23	USD	155.00	USD	2,092	(9,982)
Apple, Inc.	340	02/17/23	USD	145.00	USD	4,418	(65,790)
Cadence Design Systems, Inc.	221	02/17/23	USD	170.00	USD	3,550	(108,290)
Credo Technology Group Holding Ltd.	515	02/17/23	USD	17.50	USD	685	(5,150)
Credo Technology Group Holding Ltd.	950	02/17/23	USD	15.00	USD	1,264	(42,750)

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Crowdstrike Holdings, Inc., Class A	93	02/17/23	USD	125.00	USD	979	$(21,204)
Marvell Technology, Inc.	370	02/17/23	USD	45.00	USD	1,370	(22,570)
Monolithic Power Systems, Inc.	68	02/17/23	USD	400.00	USD	2,405	(71,740)
Oracle Corp.	197	02/17/23	USD	85.00	USD	1,610	(33,785)
SBA Communications Corp.	66	02/17/23	USD	290.00	USD	1,850	(55,110)
ServiceNow, Inc.	20	02/17/23	USD	430.00	USD	777	(25,000)
Tesla, Inc.	89	02/17/23	USD	205.00	USD	1,096	(7,698)
Twilio, Inc., Class A	105	02/17/23	USD	55.00	USD	514	(39,112)
Unity Software, Inc.	190	02/17/23	USD	40.00	USD	543	(17,290)
Visa, Inc., Class A	227	02/17/23	USD	220.00	USD	4,716	(93,070)
Wolfspeed, Inc.	361	02/17/23	USD	92.75	USD	2,492	(37,873)
Zscaler, Inc.	117	02/17/23	USD	140.00	USD	1,309	(21,703)

							$(3,355,403)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Aspen Technology, Inc.	Barclays Bank PLC	8,200	01/05/23	USD	247.99	USD	1,684	$(2)
Credo Technology Group Holding Ltd.	Citibank N.A.	78,600	01/05/23	USD	15.07	USD	1,046	(766)
SiteMinder Ltd.	Goldman Sachs International	18,000	01/05/23	AUD	3.22	AUD	55	(226)
Soitec SA	Goldman Sachs International	21,000	01/05/23	EUR	167.02	EUR	3,210	(670)
STMicroelectronics NV	Goldman Sachs International	36,000	01/05/23	EUR	38.91	EUR	1,188	(1)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	100,000	01/05/23	GBP	6.30	GBP	563	(2,164)
Xero Ltd.	UBS AG	50,000	01/05/23	AUD	73.53	AUD	3,514	(24,557)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	130,000	01/10/23	GBP	7.48	GBP	732	(130)
ASM International NV	Goldman Sachs International	13,200	01/13/23	EUR	262.43	EUR	3,111	(12,496)
Dassault Systèmes SE	Goldman Sachs International	65,000	01/13/23	EUR	37.55	EUR	2,177	(481)
GMO Payment Gateway, Inc.	BNP Paribas SA	8,200	01/13/23	JPY	13,114.50	JPY	89,544	(551)
SiteMinder Ltd.	UBS AG	23,000	01/13/23	AUD	2.96	AUD	70	(2,478)
Soitec SA	Goldman Sachs International	7,000	01/13/23	EUR	162.27	EUR	1,070	(6,158)
Soitec SA	JPMorgan Chase Bank N.A.	2,050	01/13/23	EUR	163.49	EUR	313	(1,435)
STMicroelectronics NV	Goldman Sachs International	45,000	01/13/23	EUR	34.33	EUR	1,485	(15,921)
Soitec SA	Barclays Bank PLC	7,000	01/17/23	EUR	166.42	EUR	1,070	(4,441)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	130,000	01/17/23	GBP	7.48	GBP	732	(957)
Soitec SA	Goldman Sachs International	1,800	01/18/23	EUR	164.14	EUR	275	(1,805)
GMO Payment Gateway, Inc.	UBS AG	13,800	01/25/23	JPY	13,064.70	JPY	150,696	(4,937)
Soitec SA	Goldman Sachs International	1,800	01/27/23	EUR	166.95	EUR	275	(2,397)
ASML Holding NV	Goldman Sachs International	19,500	01/31/23	EUR	556.50	EUR	9,824	(131,692)
Gitlab, Inc., Class A	BNP Paribas SA	36,200	01/31/23	USD	53.74	USD	1,645	(59,712)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	10,600	01/31/23	KRW	748,360.00	KRW	6,264,600	(2,772)
STMicroelectronics NV	UBS AG	18,300	01/31/23	EUR	36.28	EUR	604	(5,756)
Sungrow Power Supply Co. Ltd., Class A	JPMorgan Chase Bank N.A.	94,000	01/31/23	CNY	104.20	CNY	10,559	(158,553)
Trip.com Group Ltd.	Morgan Stanley & Co. International PLC	101,000	01/31/23	HKD	278.04	HKD	27,634	(160,555)
Adyen NV	Goldman Sachs International	3,100	02/02/23	EUR	1,399.71	EUR	3,994	(96,351)
GMO Payment Gateway, Inc.	UBS AG	8,200	02/02/23	JPY	11,518.10	JPY	89,544	(23,484)
Trip.com Group Ltd.	Citibank N.A.	15,100	02/02/23	HKD	285.18	HKD	4,131	(22,547)
Soitec SA	Morgan Stanley & Co. International PLC	3,900	02/08/23	EUR	177.08	EUR	596	(3,895)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	105,000	02/08/23	GBP	6.97	GBP	591	(10,045)
Xero Ltd.	Morgan Stanley & Co. International PLC	7,700	02/08/23	AUD	80.33	AUD	541	(8,740)
Gitlab, Inc., Class A	BNP Paribas SA	36,200	02/14/23	USD	53.74	USD	1,645	(89,585)
ZoomInfo Technologies, Inc., CLass A	JPMorgan Chase Bank N.A.	46,100	02/14/23	USD	33.17	USD	1,388	(64,114)

								$(920,374)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$7,856,096	$(450,860)	$(4,275,777)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,275,777	$—	$—	$—	$4,275,777

For the period ended December 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(5,157,003)	$—	$—	$—	$(5,157,003)
Options written	—	—	56,941,702	—	—	—	56,941,702

	$—	$—	$51,784,699	$—	$—	$—	$51,784,699

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$1,620,333	$—	$—	$—	$1,620,333

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$7,489,051

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$4,275,777

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	4,275,777

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,355,403)

Total derivative assets and liabilities subject to an MNA	$—	$920,374

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$4,443	$—	$—	$—	$4,443
BNP Paribas SA	149,848	—	—	—	149,848
Citibank N.A.	23,313	—	—	—	23,313
Goldman Sachs International	268,198	—	—	(170,000)	98,198
JPMorgan Chase Bank N.A.	239,083	—	—	(239,083)	—
Morgan Stanley & Co. International PLC	174,277	—	—	(120,000)	54,277
UBS AG	61,212	—	—	(61,212)	—

	$920,374	$—	$—	$(590,295)	$330,079

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$12,416,051	$—	$—	$12,416,051
Banks	—	—	4,842,243	4,842,243
Capital Markets	8,279,382	—	—	8,279,382
Communications Equipment	5,245,687	—	—	5,245,687
Diversified Consumer Services	—	—	2,393,479	2,393,479
Electrical Equipment	—	3,563,698	—	3,563,698
Electronic Equipment, Instruments & Components	12,790,968	10,418,206	—	23,209,174
Entertainment	17,499,915	—	—	17,499,915
Equity Real Estate Investment Trusts (REITs)	4,143,262	—	—	4,143,262
Hotels, Restaurants & Leisure	—	8,989,713	—	8,989,713
Interactive Media & Services	25,195,591	4,710,680	—	29,906,271
Internet & Direct Marketing Retail	26,717,979	—	150,579	26,868,558
IT Services	95,197,221	21,928,794	26,993,306	144,119,321
Professional Services	—	2,674,772	—	2,674,772
Road & Rail	10,753,841	—	4,275,906	15,029,747
Semiconductors & Semiconductor Equipment	115,971,957	54,409,821	—	170,381,778
Software	175,020,127	14,879,185	21,413,787	211,313,099
Technology Hardware, Storage & Peripherals	68,824,617	—	—	68,824,617
Convertible Notes	—	—	1,920,000	1,920,000
Preferred Securities
Preferred Stocks	—	—	195,967,596	195,967,596
Warrants	—	—	16,212	16,212
Short-Term Securities
Money Market Funds	5,779,501	—	—	5,779,501

	$583,836,099	$121,574,869	$257,973,108	963,384,076

Investments Valued at NAV(a)				825,025

				$964,209,101

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(3,256,560)	$(1,019,217)	$—	$(4,275,777)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Unfunded SPAC PIPE Commitments		Warrants	Total
Assets
Opening balance, as of December 31, 2021	$119,431,663	$8,000,000	$240,189,562	$—	(a)	$117,749	$367,738,974
Transfers into Level 3	—	—	—	—		—	—
Transfers out of Level 3	—	—	—	—		—	—
Accrued discounts/premiums	—	—	—	—		—	—
Net realized gain (loss)	—	—	168,816	—		—	168,816
Net change in unrealized appreciation (depreciation)(b)(c)	(69,362,363)	(6,080,000)	(68,468,210)	—		(101,537)	(144,012,110)
Purchases	11,998,435	—	29,999,956	—		—	41,998,391
Sales	(1,998,435)	—	(5,922,528)	—		—	(7,920,963)

Closing balance, as of December 31, 2022	$60,069,300	$1,920,000	$195,967,596	$—		$16,212	$257,973,108

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(c)	$(71,108,091)	$(6,080,000)	$(65,497,011)	$—		$(101,537)	$(142,786,639)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$60,069,300	Market	Revenue Multiple	2.50x - 29.13x		10.38x
			Volatility	70% - 75%		75%
			Time to Exit	3.0 - 4.0 years		4.0 years
			Exit Multiple	9.50x		—
			Market Adjustment Multiple	0.50x		—
		Income	Discount	16%		—

Convertible Notes	1,920,000	Income	Discount	21%		—
			Volatility	80%		—
		Market	Revenue Multiple	4.89x		—

Preferred Stocks	195,967,596	Market	Revenue Multiple	3.25x - 29.13x		14.07x
			Volatility	50% - 75%		62%
			Time to Exit	3.0 - 5.0 years		4.1 years
			Market Adjustment Multiple	0.50x - 1.00x		0.93x
			Gross Profit Multiple	11.89x		—
			Recent Transactions	(b)		—

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust (BST)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Warrants	16,212	Market	Revenue Multiple	7.00x		—
			Volatility	39%		—
			Time to Exit	1.5 years		—

	$257,973,108

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2022, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments December 31, 2022	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.5%
Tesla, Inc.(a)	185,296	$22,824,761

Banks — 1.0%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997)(b)(c)	86,839	15,909,783

Diversified Consumer Services — 0.7%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729)(b)(c)	4,651	11,165,570

Electrical Equipment — 1.6%
Array Technologies, Inc.(a)	266,710	5,155,504
Sungrow Power Supply Co. Ltd., Class A	523,600	8,439,405
Suzhou Maxwell Technologies Co. Ltd., Class A	99,668	5,916,828
Yantai Zhenghai Magnetic Material Co. Ltd., Class A(a)	2,591,011	4,679,461

		24,191,198

Electronic Equipment, Instruments & Components — 4.5%
Delta Electronics, Inc.	898,000	8,324,448
E Ink Holdings, Inc.	1,298,000	6,797,253
Jabil, Inc.	308,161	21,016,580
Samsung SDI Co. Ltd.(a)	55,754	26,178,866
Xiamen Faratronic Co. Ltd., Class A	239,377	5,523,282

		67,840,429

Entertainment — 3.0%
Bilibili, Inc., ADR(a)	342,852	8,122,164
CTS Eventim AG & Co. KGaA(a)	135,310	8,589,330
Electronic Arts, Inc.	51,789	6,327,580
Spotify Technology SA(a)	77,350	6,106,782
Take-Two Interactive Software, Inc.(a)	153,468	15,980,623

		45,126,479

Hotels, Restaurants & Leisure — 1.7%
Trip.com Group Ltd., ADR(a)(d)	731,410	25,160,504

Household Durables — 0.4%
TCL Technology Group Corp., Class A	11,070,900	5,932,007

Interactive Media & Services(a) — 1.8%
Kanzhun Ltd., ADR	381,361	7,768,324
Pinterest, Inc., Class A	415,285	10,083,120
ZoomInfo Technologies, Inc., CLass A	300,339	9,043,207

		26,894,651

Internet & Direct Marketing Retail(a) — 2.1%
Coupang, Inc.	634,423	9,332,362
MercadoLibre, Inc.	19,580	16,569,379
Xometry, Inc., Class A	195,559	6,302,867

		32,204,608

IT Services — 11.2%
Adyen NV(a)(e)	16,164	22,439,656
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000)(b)(c)	400,000	15,804,000
AvidXchange Holdings, Inc.(a)	1,115,450	11,087,573
Block, Inc.(a)(d)	143,115	8,993,347
Cloudflare, Inc., Class A(a)	158,086	7,147,068
Endava PLC, ADR(a)	152,105	11,636,033
GMO Payment Gateway, Inc.	162,000	13,397,229
Grid Dynamics Holdings, Inc.(a)	699,155	7,844,519
Locaweb Servicos de Internet SA(a)(e)	6,904,011	9,188,957
MongoDB, Inc.(a)	68,590	13,501,256
Okta, Inc.(a)	119,167	8,142,681

Security	Shares	Value

IT Services (continued)
Shift4 Payments, Inc., Class A(a)	239,409	$13,390,145
TRAX Ltd., (Acquired 09/12/19, Cost: $10,999,988)(b)(c)	293,333	7,389,058
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $9,999,998)(b)(c)	191,806	4,831,593
Twilio, Inc., Class A(a)	116,960	5,726,362
Wise PLC, Class A(a)	1,608,578	10,897,764

		171,417,241

Life Sciences Tools & Services — 0.5%
IQVIA Holdings, Inc.(a)	39,417	8,076,149

Machinery — 0.6%
Shenzhen Inovance Technology Co. Ltd., Class A	941,700	9,438,229

Media — 1.3%
Informa PLC	2,706,045	20,186,453

Professional Services — 1.0%
Wolters Kluwer NV	147,785	15,463,515

Road & Rail — 0.7%
Full Truck Alliance Co. Ltd., ADR(a)	1,230,077	9,840,616

Semiconductors & Semiconductor Equipment — 20.1%
Alphawave IP Group PLC(a)	4,346,392	5,359,663
Ambarella, Inc.(a)	87,401	7,186,984
ASM International NV	70,536	17,897,410
BE Semiconductor Industries NV	193,870	11,814,610
CNEX Labs, Inc., (Acquired 12/14/21, Cost: $5,699,998)(b)(c)	1,161,804	3,194,961
Credo Technology Group Holding Ltd.(a)	3,296,992	43,882,965
First Solar, Inc.(a)	44,526	6,669,550
Lasertec Corp.	189,400	30,923,449
Lattice Semiconductor Corp.(a)	382,189	24,796,422
MACOM Technology Solutions Holdings, Inc., Class H(a)	152,718	9,618,180
Marvell Technology, Inc.(d)	448,510	16,612,810
Monolithic Power Systems, Inc.	65,404	23,127,508
Nordic Semiconductor ASA(a)	267,825	4,489,334
Qorvo, Inc.(a)	89,966	8,154,518
Rambus, Inc.(a)	233,809	8,375,038
SK Hynix, Inc.	180,204	10,751,691
Soitec SA(a)	195,102	32,023,337
StarPower Semiconductor Ltd., Class A	198,314	9,423,105
Wolfspeed, Inc.(a)(d)	466,553	32,210,819

		306,512,354

Software — 16.1%
Altium Ltd.	762,952	18,123,640
Aspen Technology, Inc.(a)	81,943	16,831,092
Atlassian Corp., Class A(a)	65,383	8,413,485
Confluent, Inc., Class A(a)	187,397	4,167,709
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(b)(c)	343,659	17,588,468
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813)(b)(c)	92,093	479,805
Freee KK(a)	452,800	10,047,317
Gitlab, Inc., Class A(a)	316,185	14,367,446
Glodon Co. Ltd., Class A	1,107,983	9,578,166
Kinaxis, Inc.(a)	48,780	5,472,799
Palo Alto Networks, Inc.(a)	105,737	14,754,541
Rapid7, Inc.(a)	194,980	6,625,420
RingCentral, Inc., Class A(a)	161,080	5,702,232

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
SiteMinder Ltd.(a)	5,037,902	$10,444,106
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593)(b)(c)	500,250	3,561,780
Snyk Ltd., (Acquired 11/02/20, Cost: $9,287,400)(b)(c) .	1,267,643	14,565,218
Splunk, Inc.(a)	83,595	7,196,694
Synopsys, Inc.(a)(d)	127,564	40,729,910
Tenable Holdings, Inc.(a)	103,791	3,959,627
Tuya, Inc., ADR(a)	265,084	506,310
Unity Software, Inc.(a)	237,004	6,775,944
Varonis Systems, Inc.(a)	284,811	6,818,375
Xero Ltd.(a)	246,056	11,732,892
Zscaler, Inc.(a)(d)	67,334	7,534,675

		245,977,651

Technology Hardware, Storage & Peripherals — 2.3%
Logitech International SA, Registered Shares	164,045	10,211,801
Pure Storage, Inc., Class A(a)	931,063	24,915,246

		35,127,047

Total Common Stocks — 72.1% (Cost: $1,032,685,485)		1,099,289,245

Preferred Securities

Preferred Stocks — 27.1%(b)(c)

Communications Equipment — 0.7%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)	775,515	10,818,434

Diversified Consumer Services — 0.8%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)	4,920	11,811,353

Diversified Financial Services — 0.1%
Snorkel Al, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	1,765,354

Food & Staples Retailing — 2.5%
GrubMarket, Inc. , Series D, (Acquired 07/23/20, Cost: $8,000,001)	1,762,969	38,926,355

Food Products — 1.1%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)	361,834	16,865,083

Interactive Media & Services — 3.7%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $33,777,337)	308,260	50,803,379

ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	5,852,201

		56,655,580

IT Services — 2.7%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	13,563,950
Trumid Holdings LLC(f)
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	13,519,303
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	13,519,303

		40,602,556

Road & Rail — 0.9%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)	850	13,161,644

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.9%
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)	1,018,908	$224,160
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	40,424,101
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	19,377,539
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,161)	636,800	40,430,432
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	4,677,308

		105,133,540

Software — 7.7%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	47,189,905
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	16,014,683
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	5,556,625
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	12,794,398
Snyk Ltd. , (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	30,608,625
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	3,723,546
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,280,520

		118,168,302

		413,908,201

Total Preferred Securities — 27.1% (Cost: $300,150,258)		413,908,201

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0), (Issued 09/23/19, Exercisable 07/12/23, 1 Share for 1 Warrant, Expires 09/15/23, Strike Price USD 46.88)(a)(b)(c)	46,928	44,581

Total Warrants — 0.0% (Cost: $ — )		44,581

Total Long-Term Investments — 99.2% (Cost: $1,332,835,743)		1,513,242,027

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(g)(h)	20,683,361	20,683,361

Total Short-Term Securities — 1.4% (Cost: $20,683,361)		20,683,361

Total Investments Before Options Written — 100.6% (Cost: $1,353,519,104)		1,533,925,388

Options Written — (0.6)% (Premiums Received: $(18,258,347))		(8,555,152)

Total Investments, Net of Options Written — 100.0% (Cost: $1,335,260,757)		1,525,370,236
Liabilities in Excess of Other Assets — 0.0%		(712,599)

Net Assets — 100.0%		$1,524,657,637

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $508,443,018, representing 33.4% of its net assets as of period end, and an original cost of $409,510,460.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$46,915,934	$—	$(26,232,573	)(a)	$—	$—	$20,683,361	20,683,361	$496,490		$—
SL Liquidity Series, LLC, Money Market Series(b)	1,949,219	—	(1,949,963	)(a)	744	—	—	—	196,790	(c)	—

					$744	$—	$20,683,361		$693,280		$—

(a)	Represents net amount purchased (sold). (b) As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ambarella, Inc.	136	01/06/23	USD	76.00	USD	1,118	$(97,920)
Atlassian Corp., Class A	49	01/06/23	USD	135.00	USD	631	(8,698)
Atlassian Corp., Class A	50	01/06/23	USD	150.00	USD	643	(1,125)
Block, Inc.	172	01/06/23	USD	80.00	USD	1,081	(258)
Electronic Arts, Inc.	96	01/06/23	USD	135.00	USD	1,173	(1,344)
First Solar, Inc.	8	01/06/23	USD	172.50	USD	120	(92)
MercadoLibre, Inc.	17	01/06/23	USD	995.00	USD	1,439	(5,100)
MongoDB, Inc.	50	01/06/23	USD	175.00	USD	984	(113,750)
MongoDB, Inc.	35	01/06/23	USD	210.00	USD	689	(7,700)
Palo Alto Networks, Inc.	146	01/06/23	USD	185.00	USD	2,037	(730)
Pinterest, Inc., Class A	1,045	01/06/23	USD	27.50	USD	2,537	(3,658)
Splunk, Inc.	156	01/06/23	USD	100.00	USD	1,343	(702)
Spotify Technology SA	87	01/06/23	USD	85.00	USD	687	(3,045)
Tesla, Inc.	175	01/06/23	USD	205.00	USD	2,156	(175)
Twilio, Inc., Class A	44	01/06/23	USD	53.00	USD	215	(1,826)
Unity Software, Inc.	331	01/06/23	USD	37.00	USD	946	(1,655)
Zscaler, Inc.	79	01/06/23	USD	130.00	USD	884	(711)
Wolfspeed, Inc.	390	01/12/23	USD	100.50	USD	2,693	(167)
Ambarella, Inc.	125	01/13/23	USD	75.00	USD	1,028	(110,000)
Atlassian Corp., Class A	50	01/13/23	USD	140.00	USD	643	(12,875)
Atlassian Corp., Class A	49	01/13/23	USD	150.00	USD	631	(5,023)
Bilibili, Inc., ADR	620	01/13/23	USD	30.00	USD	1,469	(22,010)
Coupang, Inc.	1,086	01/13/23	USD	20.00	USD	1,598	(1,086)
MercadoLibre, Inc.	33	01/13/23	USD	1,000.00	USD	2,793	(11,055)

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
MongoDB, Inc.	35	01/13/23	USD	190.00	USD	689	$(51,100)
MongoDB, Inc.	35	01/13/23	USD	210.00	USD	689	(19,250)
Okta, Inc.	74	01/13/23	USD	75.00	USD	506	(8,251)
Palo Alto Networks, Inc.	171	01/13/23	USD	175.00	USD	2,386	(2,565)
Pinterest, Inc., Class A	590	01/13/23	USD	26.00	USD	1,433	(24,780)
Spotify Technology SA	109	01/13/23	USD	86.00	USD	861	(11,172)
Take-Two Interactive Software, Inc.	198	01/13/23	USD	106.00	USD	2,062	(42,966)
Tesla, Inc.	122	01/13/23	USD	190.00	USD	1,503	(1,342)
Unity Software, Inc.	300	01/13/23	USD	43.00	USD	858	(3,900)
Zscaler, Inc.	94	01/13/23	USD	145.00	USD	1,052	(1,222)
Zscaler, Inc.	94	01/13/23	USD	135.00	USD	1,052	(2,679)
Ambarella, Inc.	78	01/20/23	USD	82.50	USD	641	(38,610)
Array Technologies, Inc.	304	01/20/23	USD	25.00	USD	588	(3,800)
Aspen Technology, Inc.	168	01/20/23	USD	270.00	USD	3,451	(80,640)
Atlassian Corp., Class A	77	01/20/23	USD	160.00	USD	991	(5,968)
Bilibili, Inc., ADR	620	01/20/23	USD	30.00	USD	1,469	(35,960)
Block, Inc.	175	01/20/23	USD	70.00	USD	1,100	(25,550)
Cloudflare, Inc., Class A	450	01/20/23	USD	55.00	USD	2,034	(25,200)
Confluent, Inc., Class A	830	01/20/23	USD	30.00	USD	1,846	(10,375)
Coupang, Inc.	690	01/20/23	USD	22.50	USD	1,015	(1,725)
Credo Technology Group Holding Ltd.	4,026	01/20/23	USD	15.00	USD	5,359	(70,455)
Credo Technology Group Holding Ltd.	890	01/20/23	USD	17.50	USD	1,185	(17,800)
Electronic Arts, Inc.	48	01/20/23	USD	140.00	USD	586	(360)
Electronic Arts, Inc.	48	01/20/23	USD	135.00	USD	586	(912)
Endava PLC, ADR	230	01/20/23	USD	75.00	USD	1,760	(88,550)
First Solar, Inc.	81	01/20/23	USD	165.00	USD	1,213	(17,820)
Full Truck Alliance Co. Ltd., ADR	1,912	01/20/23	USD	10.00	USD	1,530	(33,460)
Gitlab, Inc., Class A	1,334	01/20/23	USD	45.00	USD	6,062	(446,890)
Grid Dynamics Holdings, Inc.	300	01/20/23	USD	12.50	USD	337	(5,250)
Grid Dynamics Holdings, Inc.	878	01/20/23	USD	13.62	USD	985	(8,338)
IQVIA Holdings, Inc.	89	01/20/23	USD	230.00	USD	1,824	(3,783)
Jabil, Inc.	794	01/20/23	USD	70.00	USD	5,415	(99,250)
Kanzhun Ltd., ADR	756	01/20/23	USD	25.00	USD	1,540	(20,790)
Lattice Semiconductor Corp.	333	01/20/23	USD	64.00	USD	2,161	(116,493)
Lattice Semiconductor Corp.	201	01/20/23	USD	74.83	USD	1,304	(7,608)
Lattice Semiconductor Corp.	371	01/20/23	USD	75.00	USD	2,407	(15,767)
Logitech International SA, Registered Shares	168	01/20/23	USD	65.00	USD	1,046	(16,380)
MACOM Technology Solutions Holdings, Inc., Class H	380	01/20/23	USD	70.00	USD	2,393	(26,600)
Marvell Technology, Inc.	905	01/20/23	USD	45.00	USD	3,352	(11,765)
MongoDB, Inc.	84	01/20/23	USD	175.00	USD	1,653	(223,440)
Monolithic Power Systems, Inc.	136	01/20/23	USD	433.00	USD	4,809	(13,639)
Okta, Inc.	55	01/20/23	USD	75.00	USD	376	(8,718)
Palo Alto Networks, Inc.	190	01/20/23	USD	170.00	USD	2,651	(1,425)
Pure Storage, Inc., Class A	1,544	01/20/23	USD	35.00	USD	4,132	(7,720)
Qorvo, Inc.	143	01/20/23	USD	97.50	USD	1,296	(15,730)
Rambus, Inc.	480	01/20/23	USD	39.00	USD	1,719	(24,000)
Shift4 Payments, Inc., Class A	384	01/20/23	USD	55.00	USD	2,148	(151,680)
Splunk, Inc.	156	01/20/23	USD	100.00	USD	1,343	(8,892)
Spotify Technology SA	113	01/20/23	USD	80.00	USD	892	(41,810)
Synopsys, Inc.	190	01/20/23	USD	340.00	USD	6,067	(52,725)
Take-Two Interactive Software, Inc.	208	01/20/23	USD	130.00	USD	2,166	(2,704)
Tesla, Inc.	185	01/20/23	USD	223.33	USD	2,279	(1,665)
Trip.com Group Ltd., ADR	1,400	01/20/23	USD	30.00	USD	4,816	(672,000)
Trip.com Group Ltd., ADR	1,491	01/20/23	USD	37.00	USD	5,129	(115,552)
Twilio, Inc., Class A	105	01/20/23	USD	65.00	USD	514	(1,890)
Unity Software, Inc.	223	01/20/23	USD	35.00	USD	638	(9,254)
Varonis Systems, Inc.	380	01/20/23	USD	25.00	USD	910	(34,200)
Wolfspeed, Inc.	467	01/20/23	USD	105.00	USD	3,224	(2,335)
Xometry, Inc., Class A	380	01/20/23	USD	50.00	USD	1,225	(34,200)
ZoomInfo Technologies, Inc., CLass A	610	01/20/23	USD	35.00	USD	1,837	(13,725)
Zscaler, Inc.	94	01/20/23	USD	150.00	USD	1,052	(1,551)
Zscaler, Inc.	94	01/20/23	USD	135.00	USD	1,052	(5,452)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Ambarella, Inc.	25	01/27/23	USD	83.00	USD	206	$(13,625)
Block, Inc.	255	01/27/23	USD	74.00	USD	1,602	(28,942)
Cloudflare, Inc., Class A	340	01/27/23	USD	53.00	USD	1,537	(41,310)
First Solar, Inc.	81	01/27/23	USD	170.00	USD	1,213	(17,617)
MercadoLibre, Inc.	27	01/27/23	USD	895.00	USD	2,285	(82,620)
Okta, Inc.	48	01/27/23	USD	72.00	USD	328	(14,688)
Okta, Inc.	418	01/27/23	USD	67.00	USD	2,856	(225,720)
Splunk, Inc.	22	01/27/23	USD	95.00	USD	189	(3,751)
Take-Two Interactive Software, Inc.	207	01/27/23	USD	104.00	USD	2,155	(92,115)
Tesla, Inc.	75	01/27/23	USD	170.00	USD	924	(9,900)
Twilio, Inc., Class A	212	01/27/23	USD	56.00	USD	1,038	(26,924)
Coupang, Inc.	760	02/03/23	USD	17.00	USD	1,118	(23,180)
Credo Technology Group Holding Ltd.	2,000	02/03/23	USD	15.00	USD	2,662	(59,086)
Wolfspeed, Inc.	371	02/03/23	USD	96.00	USD	2,561	(13,094)
MongoDB, Inc.	35	02/10/23	USD	225.00	USD	689	(28,875)
Array Technologies, Inc.	152	02/17/23	USD	25.00	USD	294	(8,360)
Confluent, Inc., Class A	142	02/17/23	USD	25.83	USD	316	(19,798)
Credo Technology Group Holding Ltd.	1,844	02/17/23	USD	17.50	USD	2,454	(18,440)
Credo Technology Group Holding Ltd.	2,850	02/17/23	USD	15.00	USD	3,793	(128,250)
Endava PLC, ADR	175	02/17/23	USD	85.00	USD	1,339	(45,500)
Full Truck Alliance Co. Ltd., ADR	1,912	02/17/23	USD	10.10	USD	1,530	(42,466)
Grid Dynamics Holdings, Inc.	878	02/17/23	USD	13.62	USD	985	(29,949)
IQVIA Holdings, Inc.	68	02/17/23	USD	214.25	USD	1,393	(45,071)
Jabil, Inc.	438	02/17/23	USD	75.00	USD	2,987	(36,135)
Kanzhun Ltd., ADR	920	02/17/23	USD	25.00	USD	1,874	(78,200)
Lattice Semiconductor Corp.	201	02/17/23	USD	80.00	USD	1,304	(34,170)
Logitech International SA, Registered Shares	450	02/17/23	USD	62.00	USD	2,801	(169,371)
MACOM Technology Solutions Holdings, Inc., Class H	260	02/17/23	USD	70.00	USD	1,637	(52,650)
Marvell Technology, Inc.	905	02/17/23	USD	45.00	USD	3,352	(55,205)
Monolithic Power Systems, Inc.	130	02/17/23	USD	400.00	USD	4,597	(137,150)
Pure Storage, Inc., Class A	2,180	02/17/23	USD	31.00	USD	5,834	(81,750)
Rambus, Inc.	455	02/17/23	USD	39.00	USD	1,630	(39,812)
Shift4 Payments, Inc., Class A	813	02/17/23	USD	55.00	USD	4,547	(483,735)
Tenable Holdings, Inc.	210	02/17/23	USD	40.00	USD	801	(53,550)
Tesla, Inc.	185	02/17/23	USD	205.00	USD	2,279	(16,002)
Twilio, Inc., Class A	105	02/17/23	USD	55.00	USD	514	(39,112)
Unity Software, Inc.	331	02/17/23	USD	40.00	USD	946	(30,121)
Wolfspeed, Inc.	669	02/17/23	USD	92.75	USD	4,619	(70,185)
Xometry, Inc., Class A	400	02/17/23	USD	45.00	USD	1,289	(84,000)
Zscaler, Inc.	164	02/17/23	USD	140.00	USD	1,835	(30,422)
Endava PLC, ADR	176	03/17/23	USD	85.01	USD	1,346	(69,083)

							$(5,840,272)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Altium Ltd.	Morgan Stanley & Co. International PLC	54,000	01/05/23	AUD	39.57	AUD	1,894	$(83)
ASM International NV	Goldman Sachs International	28,200	01/05/23	EUR	271.59	EUR	6,645	(583)
Aspen Technology, Inc.	Barclays Bank PLC	16,900	01/05/23	USD	247.99	USD	3,471	(5)
BE Semiconductor Industries NV	JPMorgan Chase Bank N.A.	59,800	01/05/23	EUR	64.00	EUR	3,382	(592)
Credo Technology Group Holding Ltd.	Citibank N.A.	281,800	01/05/23	USD	15.07	USD	3,751	(2,745)
SiteMinder Ltd.	Goldman Sachs International	150,000	01/05/23	AUD	3.22	AUD	456	(1,885)
Soitec SA	Goldman Sachs International	29,000	01/05/23	EUR	167.02	EUR	4,433	(926)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	200,000	01/05/23	GBP	6.30	GBP	1,126	(4,328)
Xero Ltd.	UBS AG	90,000	01/05/23	AUD	73.53	AUD	6,324	(44,202)
Grid Dynamics Holdings, Inc.	BNP Paribas SA	91,300	01/09/23	USD	14.40	USD	1,024	(138)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	137,000	01/10/23	GBP	7.48	GBP	771	(137)
E Ink Holdings, Inc.	UBS AG	422,000	01/11/23	TWD	193.67	TWD	67,942	(4,026)
Altium Ltd	Goldman Sachs International	60,000	01/13/23	AUD	37.80	AUD	2,105	(8,233)

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
CTS Eventim AG & Co. KGaA	Goldman Sachs International	20,100	01/13/23	EUR	58.61	EUR	1,198	$(40,576)
E Ink Holdings, Inc.	Goldman Sachs International	20,000	01/13/23	TWD	174.82	TWD	3,220	(1,689)
Freee KK	BNP Paribas SA	93,600	01/13/23	JPY	3,323.25	JPY	274,061	(19,971)
GMO Payment Gateway, Inc.	BNP Paribas SA	23,600	01/13/23	JPY	13,114.50	JPY	257,712	(1,587)
Informa PLC	UBS AG	411,900	01/13/23	GBP	5.75	GBP	2,552	(233,003)
Lasertec Corp.	Citibank N.A.	78,800	01/13/23	JPY	24,857.00	JPY	1,713,506	(96,878)
Nordic Semiconductor ASA	Morgan Stanley & Co. International PLC	42,600	01/13/23	NOK	184.79	NOK	6,982	(2,152)
SiteMinder Ltd.	UBS AG	51,000	01/13/23	AUD	2.96	AUD	155	(5,494)
Soitec SA	Goldman Sachs International	9,000	01/13/23	EUR	162.27	EUR	1,376	(7,917)
Soitec SA	JPMorgan Chase Bank N.A.	8,300	01/13/23	EUR	163.49	EUR	1,269	(5,811)
Altium Ltd.	UBS AG	54,000	01/17/23	AUD	40.00	AUD	1,894	(3,002)
Delta Electronics, Inc.	Citibank N.A.	40,000	01/17/23	TWD	305.77	TWD	11,460	(1,519)
E Ink Holdings, Inc.	Morgan Stanley & Co. International PLC	134,000	01/17/23	TWD	201.91	TWD	21,574	(1,592)
Glodon Co., Ltd., Class A	UBS AG	240,000	01/17/23	CNY	59.52	CNY	14,388	(84,137)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	57,900	01/17/23	KRW	83,276.82	KRW	4,342,500	(6,881)
Soitec SA	Barclays Bank PLC	7,000	01/17/23	EUR	166.43	EUR	1,070	(4,441)
Suzhou Maxwell Technologies Co. Ltd., Class A	UBS AG	7,500	01/17/23	CNY	479.03	CNY	3,103	(899)
Wise PLC, Class A	Morgan Stanley & Co. International PLC	137,000	01/17/23	GBP	7.48	GBP	771	(1,009)
CTS Eventim AG & Co. KGaA	UBS AG	17,000	01/18/23	EUR	61.53	EUR	1,013	(13,089)
Freee KK	Bank of America N.A.	93,100	01/18/23	JPY	3,515.40	JPY	272,597	(14,612)
Nordic Semiconductor ASA	JPMorgan Chase Bank N.A.	42,700	01/18/23	NOK	190.97	NOK	6,999	(2,127)
Soitec SA	Goldman Sachs International	9,200	01/18/23	EUR	164.14	EUR	1,406	(9,224)
BE Semiconductor Industries NV	Goldman Sachs International	20,800	01/25/23	EUR	66.85	EUR	1,176	(4,679)
CTS Eventim AG & Co. KGaA	UBS AG	17,000	01/25/23	EUR	61.53	EUR	1,013	(19,239)
GMO Payment Gateway, Inc.	UBS AG	17,600	01/25/23	JPY	13,064.70	JPY	192,192	(6,296)
Altium Ltd.	JPMorgan Chase Bank N.A.	63,000	01/27/23	AUD	40.54	AUD	2,210	(7,424)
Soitec SA	Goldman Sachs International	9,200	01/27/23	EUR	166.95	EUR	1,406	(12,250)
Array Technologies, Inc.	UBS AG	54,800	01/31/23	USD	23.25	USD	1,059	(29,009)
Gitlab, Inc., Class A	BNP Paribas SA	91,000	01/31/23	USD	53.74	USD	4,135	(150,104)
Qorvo, Inc.	Citibank N.A.	21,600	01/31/23	USD	103.00	USD	1,958	(21,201)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	27,900	01/31/23	KRW	748,360.00	KRW	16,488,900	(7,296)
Shenzhen Inovance Technology Co. Ltd., Class A	Morgan Stanley & Co. International PLC	364,700	01/31/23	CNY	73.54	CNY	25,467	(60,099)
Sungrow Power Supply Co. Ltd., Class A	JPMorgan Chase Bank N.A.	205,600	01/31/23	CNY	104.20	CNY	23,095	(346,792)
Suzhou Maxwell Technologies Co. Ltd., Class A	Morgan Stanley & Co. International PLC	32,300	01/31/23	CNY	444.58	CNY	13,366	(39,843)
Synopsys, Inc.	Barclays Bank PLC	32,500	01/31/23	USD	336.66	USD	10,377	(214,569)
Wolters Kluwer N.V	Goldman Sachs International	44,300	01/31/23	EUR	103.85	EUR	4,331	(19,339)
Altium Ltd.	UBS AG	37,100	02/01/23	AUD	38.54	AUD	1,301	(13,608)
Adyen NV.	Goldman Sachs International	6,703	02/02/23	EUR	1,399.71	EUR	8,636	(208,335)
Delta Electronics, Inc.	Goldman Sachs International	293,000	02/02/23	TWD	298.12	TWD	83,945	(44,633)
Glodon Co., Ltd., Class A	UBS AG	165,000	02/02/23	CNY	59.30	CNY	9,892	(46,066)
GMO Payment Gateway, Inc.	UBS AG	23,600	02/02/23	JPY	11,518.10	JPY	257,712	(67,588)
Xiamen Faratronic Co. Ltd., Class A	UBS AG	95,800	02/02/23	CNY	161.87	CNY	15,389	(53,077)
Endava PLC, ADR	Goldman Sachs International	23,000	02/06/23	USD	78.10	USD	1,760	(101,622)
Lattice Semiconductor Corp.	Citibank N.A.	42,200	02/07/23	USD	67.50	USD	2,738	(141,991)
Altium Ltd.	UBS AG	37,100	02/08/23	AUD	38.30	AUD	1,301	(18,444)
Informa PLC	UBS AG	400,000	02/08/23	GBP	6.47	GBP	2,478	(55,655)
Nordic Semiconductor ASA	JPMorgan Chase Bank N.A.	21,900	02/08/23	NOK	191.10	NOK	3,589	(4,582)
Soitec SA	Morgan Stanley & Co. International PLC	7,100	02/08/23	EUR	177.08	EUR	1,085	(7,092)
Wise PLC, Class A	JPMorgan Chase Bank N.A.	150,000	02/08/23	GBP	6.97	GBP	844	(14,350)
Xero Ltd.	Morgan Stanley & Co. International PLC	12,300	02/08/23	AUD	80.33	AUD	864	(13,961)
Gitlab, Inc., Class A	BNP Paribas SA	91,000	02/14/23	USD	53.74	USD	4,135	(225,199)
ZoomInfo Technologies, Inc., CLass A	JPMorgan Chase Bank N.A.	97,100	02/14/23	USD	33.17	USD	2,924	(135,044)

								$(2,714,880)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$11,143,376	$(1,440,181)	$(8,555,152)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,555,152	$—	$—	$—	$8,555,152

For the period ended December 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(12,338,594)	$—	$—	$—	$(12,338,594)
Options written	—	—	100,510,091	—	—	—	100,510,091

	$—	$—	$88,171,497	$—	$—	$—	$88,171,497

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,676,552	$—	$—	$—	$2,676,552

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$	—(a)
Average value of option contracts written		$15,801,272

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$8,555,152

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	8,555,152

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,840,272)

Total derivative assets and liabilities subject to an MNA	$—	$2,714,880

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A	$14,612	$—	$—	$(14,612)	$—
Barclays Bank PLC	219,015	—	—	—	219,015
BNP Paribas SA	396,999	—	—	(340,000)	56,999
Citibank N.A	264,334	—	—	(264,334)	—
Goldman Sachs International	461,891	—	—	(310,000)	151,891
JPMorgan Chase Bank N.A	528,346	—	—	(528,346)	—
Morgan Stanley & Co. International PLC	132,849	—	—	(132,849)	—
UBS AG	696,834	—	—	(696,834)	—

	$2,714,880	$—	$—	$(2,286,975)	$427,905

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$22,824,761	$—	$—	$22,824,761
Banks	—	—	15,909,783	15,909,783
Diversified Consumer Services	—	—	11,165,570	11,165,570
Electrical Equipment	5,155,504	19,035,694	—	24,191,198
Electronic Equipment, Instruments & Components	21,016,580	46,823,849	—	67,840,429
Entertainment	36,537,149	8,589,330	—	45,126,479
Hotels, Restaurants & Leisure	25,160,504	—	—	25,160,504
Household Durables	—	5,932,007	—	5,932,007
Interactive Media & Services	26,894,651	—	—	26,894,651
Internet & Direct Marketing Retail	32,204,608	—	—	32,204,608
IT Services	87,468,984	55,923,606	28,024,651	171,417,241
Life Sciences Tools & Services	8,076,149	—	—	8,076,149
Machinery	—	9,438,229	—	9,438,229
Media	—	20,186,453	—	20,186,453
Professional Services	—	15,463,515	—	15,463,515
Road & Rail	9,840,616	—	—	9,840,616
Semiconductors & Semiconductor Equipment	185,994,457	117,322,936	3,194,961	306,512,354
Software	149,856,259	59,926,121	36,195,271	245,977,651
Technology Hardware, Storage & Peripherals	35,127,047	—	—	35,127,047
Preferred Securities
Preferred Stocks	—	—	413,908,201	413,908,201
Warrants	—	—	44,581	44,581
Short-Term Securities
Money Market Funds	20,683,361	—	—	20,683,361

	$666,840,630	$358,641,740	$508,443,018	$1,533,925,388

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	127

Consolidated Schedule of Investments (continued) December 31, 2022	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(5,175,924)	$(3,379,228)	$—	$(8,555,152)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2021	$246,829,600	$565,071,190	$323,803	$812,224,593
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	591,104	—	591,104
Net change in unrealized appreciation (depreciation)(a)(b)	(152,339,364)	(128,322,271)	(279,222)	(280,940,857)
Purchases	—	—	—	—
Sales	—	(23,431,822)	—	(23,431,822)

Closing balance, as of December 31, 2022	$94,490,236	$413,908,201	$44,581	$508,443,018

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(b)	$(152,339,364)	$(116,437,486)	$(279,222)	$(269,056,072)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$94,490,236	Market	Revenue Multiple	1.80x -29.13x		13.01x
			Volatility	60% - 70%		61%
			Time to Exit	1.0 -3.0 years		1.3 years
			Market Adjustment Multiple	0.50x		—

Preferred Stocks	413,908,201	Market	Revenue Multiple	0.50x -29.13x		14.84x
			Time to Exit	3.0 -4.0 years		3.9 years
			Volatility	32% - 70%		52%
			Market Adjustment Multiple	0.50x - 1.00x		0.99x

			Gross Profit Multiple	11.89x		—
			Recent Transactions	(b)		—

Warrants	44,581	Market	Revenue Multiple	7.00x		—
			Volatility	39%		—
			Time to Exit	1.5 years		—

	$508,443,018

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2022, the valuation technique for certain investments classified as Preferred Stock used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 5.9%
Johnson Controls International PLC(a)	205,259	$13,136,576
Kingspan Group PLC	117,665	6,370,839
Trane Technologies PLC(a)	58,800	9,883,692

		29,391,107

Chemicals — 3.9%
Air Liquide SA	52,768	7,489,641
LG Chem Ltd.	9,550	4,560,405
Linde PLC(b)	22,278	7,261,761

		19,311,807

Commercial Services & Supplies(a) — 5.2%
Waste Connections, Inc.	77,400	10,260,144
Waste Management, Inc.(c)	98,000	15,374,240

		25,634,384

Construction & Engineering — 4.9%
MasTec, Inc.(a)(b)	33,600	2,867,088
Quanta Services, Inc.(a)	48,960	6,976,800
Vinci SA	148,150	14,768,610

		24,612,498

Electric Utilities — 29.3%
American Electric Power Co., Inc.(a)	157,000	14,907,150
Duke Energy Corp.(a)	123,618	12,731,418
Edison International	121,700	7,742,554
EDP - Energias de Portugal SA	1,738,550	8,666,333
Enel SpA	3,823,125	20,561,308
Exelon Corp.(a)	252,658	10,922,405
FirstEnergy Corp.(a)	87,550	3,671,847
Iberdrola SA	957,702	11,179,723
Neoenergia SA(b)	741,450	2,177,057
NextEra Energy, Inc.(a)(c)	491,530	41,091,908
Orsted A/S(d)	71,450	6,459,482
Xcel Energy, Inc.(a)	87,390	6,126,913

		146,238,098

Electrical Equipment — 6.6%
Eaton Corp. PLC(a)	33,790	5,303,340
ITM Power PLC(b)(e)	598,850	665,355
Prysmian SpA	108,550	4,033,230
Schneider Electric SE	43,182	6,064,246
Sunrun, Inc.(b)	82,300	1,976,846
Vestas Wind Systems A/S	504,321	14,711,369

		32,754,386

Electronic Equipment, Instruments & Components — 0.9%
Samsung SDI Co. Ltd.(b)	9,600	4,507,607

Independent Power and Renewable Electricity Producers — 9.4%
AES Corp.(a)	327,790	9,427,241
China Longyuan Power Group Corp. Ltd., Class H	3,472,000	4,220,524
EDP Renovaveis SA	436,256	9,613,134
Orron Energy AB	951,750	2,057,079
RWE AG	445,395	19,689,883
Sunnova Energy International, Inc.(b)	102,950	1,854,129

		46,861,990

Machinery — 5.2%
Atlas Copco AB, B Shares	1,064,300	11,355,709
Ingersoll Rand, Inc.(a)	182,400	9,530,400
Spirax-Sarco Engineering PLC	39,850	5,090,060

		25,976,169

Security	Shares	Value

Multi-Utilities — 11.6%
CMS Energy Corp.(a)	130,410	$8,258,865
Dominion Energy, Inc.(a)(c)	171,748	10,531,587
National Grid PLC	898,474	10,763,137
Public Service Enterprise Group, Inc.(a)	209,742	12,850,892
Sempra Energy(a)(c)	99,000	15,299,460

		57,703,941

Oil, Gas & Consumable Fuels — 10.1%
Cheniere Energy, Inc.(a)	51,950	7,790,422
Enterprise Products Partners LP(a)	205,113	4,947,326
Kinder Morgan, Inc.(a)	740,450	13,387,336
TC Energy Corp.	261,550	10,427,230
Williams Cos., Inc.(a)(c)	421,205	13,857,644

		50,409,958

Semiconductors & Semiconductor Equipment — 5.3%
Analog Devices, Inc.(a)	24,374	3,998,067
ASML Holding NV	10,850	5,915,980
Canadian Solar, Inc.(b)	82,140	2,538,126
First Solar, Inc.(a)(b)	38,634	5,786,987
Infineon Technologies AG(b)	154,300	4,689,468
STMicroelectronics NV	100,200	3,560,710

		26,489,338

Total Long-Term Investments — 98.3% (Cost: $349,887,670)		489,891,283

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(f)(g)	11,042,199	11,042,199
SL Liquidity Series, LLC, Money Market Series, 4.49%(f)(g)	225,202	225,179

Total Short-Term Securities — 2.2% (Cost: $11,267,256)		11,267,378

Total Investments Before Options Written — 100.5% (Cost: $361,154,926)		501,158,661

Options Written — (0.6)% (Premiums Received: $(4,592,709))		(3,071,338)

Total Investments, Net of Options Written — 99.9% (Cost: $356,562,217)		498,087,323
Other Assets Less Liabilities — 0.1%		305,643

Net Assets — 100.0%		$498,392,966

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,380,748	$3,661,451	(a)	$—	$—	$—	$11,042,199	11,042,199	$204,577		$—
SL Liquidity Series, LLC, Money Market Series	—	224,970	(a)	—	87	122	225,179	225,202	9,618	(b)	—

					$87	$122	$11,267,378		$214,195		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Analog Devices, Inc.	24	01/06/23	USD	175.00	USD	394	$(300)
Enterprise Products Partners LP	18	01/06/23	USD	25.00	USD	43	(36)
First Solar, Inc.	80	01/06/23	USD	172.50	USD	1,198	(920)
Kinder Morgan, Inc.	481	01/06/23	USD	19.00	USD	870	(722)
Waste Management, Inc.	168	01/06/23	USD	165.00	USD	2,636	(4,200)
Williams Cos., Inc.	111	01/06/23	USD	34.00	USD	365	(1,110)
Williams Cos., Inc.	501	01/06/23	USD	35.00	USD	1,648	(5,010)
Analog Devices, Inc.	38	01/13/23	USD	172.50	USD	623	(4,655)
Enterprise Products Partners LP	198	01/13/23	USD	24.50	USD	478	(4,752)
Kinder Morgan, Inc.	1,055	01/13/23	USD	18.50	USD	1,907	(18,990)
Williams Cos., Inc.	112	01/13/23	USD	34.00	USD	368	(2,800)
Williams Cos., Inc.	501	01/13/23	USD	35.00	USD	1,648	(3,758)
AES Corp.	730	01/20/23	USD	29.00	USD	2,099	(49,275)
American Electric Power Co., Inc.	509	01/20/23	USD	95.00	USD	4,833	(99,255)
Cheniere Energy, Inc.	37	01/20/23	USD	175.00	USD	555	(925)
CMS Energy Corp.	265	01/20/23	USD	60.00	USD	1,678	(99,375)
CMS Energy Corp.	191	01/20/23	USD	62.40	USD	1,210	(37,996)
Dominion Energy, Inc.	601	01/20/23	USD	62.50	USD	3,685	(55,592)
Duke Energy Corp.	213	01/20/23	USD	97.50	USD	2,194	(125,670)
Eaton Corporation PLC	63	01/20/23	USD	155.00	USD	989	(31,185)
Enterprise Products Partners LP	18	01/20/23	USD	25.00	USD	43	(270)
Enterprise Products Partners LP	71	01/20/23	USD	24.00	USD	171	(4,083)
Exelon Corp.	265	01/20/23	USD	40.00	USD	1,146	(91,425)
First Solar, Inc.	55	01/20/23	USD	165.00	USD	824	(12,100)
FirstEnergy Corp.	150	01/20/23	USD	39.00	USD	629	(48,000)
Ingersoll Rand, Inc.	283	01/20/23	USD	55.00	USD	1,479	(13,443)
Johnson Controls International PLC	202	01/20/23	USD	67.50	USD	1,293	(8,585)
Johnson Controls International PLC	151	01/20/23	USD	70.00	USD	966	(2,643)
MasTec, Inc.	117	01/20/23	USD	100.00	USD	998	(2,925)
NextEra Energy, Inc.	627	01/20/23	USD	85.00	USD	5,242	(89,347)
Public Service Enterprise Group, Inc.	218	01/20/23	USD	57.79	USD	1,336	(83,194)
Quanta Services, Inc.	116	01/20/23	USD	155.00	USD	1,653	(7,830)
Sempra Energy	173	01/20/23	USD	160.00	USD	2,674	(22,490)
TC Energy Corp.	457	01/20/23	CAD	58.00	CAD	2,467	(2,531)
Trane Technologies PLC	109	01/20/23	USD	180.00	USD	1,832	(16,895)
Trane Technologies PLC	30	01/20/23	USD	175.00	USD	504	(5,100)

130	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Waste Connections, Inc.	212	01/20/23	USD	145.00	USD	2,810	$(62,540)
Waste Management, Inc.	175	01/20/23	USD	162.50	USD	2,745	(14,438)
Williams Cos., Inc.	249	01/20/23	USD	34.00	USD	819	(9,960)
Xcel Energy, Inc.	153	01/20/23	USD	68.35	USD	1,073	(42,190)
Analog Devices, Inc.	23	01/27/23	USD	170.00	USD	377	(7,705)
Edison International	425	01/27/23	USD	65.55	USD	2,704	(35,931)
Enterprise Products Partners LP	198	01/27/23	USD	24.50	USD	478	(8,019)
Kinder Morgan, Inc.	1,055	01/27/23	USD	18.00	USD	1,907	(63,827)
Exelon Corp.	279	02/01/23	USD	40.00	USD	1,206	(102,639)
Enterprise Products Partners LP	214	02/03/23	USD	24.29	USD	516	(10,992)
Public Service Enterprise Group, Inc.	217	02/06/23	USD	59.00	USD	1,330	(70,522)
AES Corp.	420	02/17/23	USD	29.00	USD	1,208	(46,200)
American Electric Power Co., Inc.	40	02/17/23	USD	100.00	USD	380	(4,300)
Cheniere Energy, Inc.	144	02/17/23	USD	173.07	USD	2,159	(23,830)
Duke Energy Corp.	219	02/17/23	USD	103.50	USD	2,255	(65,214)
Eaton Corporation PLC	55	02/17/23	USD	167.09	USD	863	(15,943)
Exelon Corp.	340	02/17/23	USD	44.33	USD	1,470	(37,661)
FirstEnergy Corp.	156	02/17/23	USD	42.00	USD	654	(21,060)
Johnson Controls International PLC	365	02/17/23	USD	67.50	USD	2,336	(53,837)
NextEra Energy, Inc.	1,166	02/17/23	USD	90.00	USD	9,748	(134,090)
Public Service Enterprise Group, Inc.	299	02/17/23	USD	60.00	USD	1,832	(89,700)
Quanta Services, Inc.	55	02/17/23	USD	155.00	USD	784	(14,025)
Sempra Energy	173	02/17/23	USD	165.00	USD	2,674	(28,112)
TC Energy Corp.	457	02/17/23	CAD	58.00	CAD	2,467	(14,682)
Trane Technologies PLC	66	02/17/23	USD	177.23	USD	1,109	(22,812)
Waste Connections, Inc.	58	02/17/23	USD	140.00	USD	769	(8,990)

							$(1,966,606)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Atlas Copco AB, B Shares	Morgan Stanley & Co. International PLC	111,700	01/05/23	SEK	117.40	SEK	12,410	$(1,819)
China Longyuan Power Group Corp. Ltd., Class H	Citibank N.A.	550,000	01/05/23	HKD	10.53	HKD	5,247	(2,418)
LG Chem Ltd.	Bank of America N.A.	4,200	01/05/23	KRW	742,000.00	KRW	2,520,000	—
Linde PLC	Morgan Stanley & Co. International PLC	3,500	01/05/23	EUR	328.36	EUR	1,069	(40)
Neoenergia SA	Morgan Stanley & Co. International PLC	249,000	01/05/23	BRL	16.03	BRL	3,847	(1,606)
Orsted A/S	Morgan Stanley & Co. International PLC	14,800	01/05/23	DKK	662.78	DKK	9,343	(6,000)
RWE AG	Morgan Stanley & Co. International PLC	41,000	01/05/23	EUR	42.24	EUR	1,705	(10,489)
Spirax-Sarco Engineering PLC	Morgan Stanley & Co. International PLC	13,500	01/05/23	GBP	116.30	GBP	1,433	(186)
STMicroelectronics NV	Goldman Sachs International	35,000	01/05/23	EUR	38.20	EUR	1,155	(2)
Vinci SA	Goldman Sachs International	2,900	01/05/23	EUR	98.43	EUR	271	(23)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	20,600	01/10/23	EUR	53.12	EUR	1,042	(8,096)
Vestas Wind Systems A/S	Merrill Lynch International	88,000	01/10/23	DKK	169.60	DKK	17,785	(420,205)
EDP Renovaveis SA	Merrill Lynch International	42,000	01/11/23	EUR	22.60	EUR	864	(1,281)
Enel SpA	Goldman Sachs International	682,800	01/11/23	EUR	5.21	EUR	3,434	(14,947)
Iberdrola SA	Merrill Lynch International	95,100	01/11/23	EUR	10.76	EUR	1,039	(13,540)
Infineon Technologies AG	Royal Bank of Canada	19,200	01/11/23	EUR	33.10	EUR	546	(109)
Xcel Energy, Inc.	Bank of America N.A.	15,800	01/11/23	USD	68.67	USD	1,108	(33,734)
EDP-Energias de Portugal SA	Goldman Sachs International	200,000	01/13/23	EUR	4.78	EUR	931	(8,078)
National Grid PLC	Goldman Sachs International	129,400	01/13/23	GBP	10.73	GBP	1,291	(152)
RWE AG	UBS AG	94,300	01/13/23	EUR	42.78	EUR	3,922	(29,794)
Atlas Copco AB, B Shares	Goldman Sachs International	282,000	01/17/23	SEK	121.39	SEK	31,330	(10,482)
EDP Renovaveis SA	Goldman Sachs International	29,600	01/17/23	EUR	22.03	EUR	609	(4,445)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	81,000	01/18/23	EUR	22.59	EUR	1,667	(6,737)
Infineon Technologies AG	Merrill Lynch International	25,000	01/18/23	EUR	33.02	EUR	711	(735)
ITM Power PLC	Goldman Sachs International	209,500	01/18/23	GBP	1.04	GBP	192	(8,125)
National Grid PLC	UBS AG	185,100	01/18/23	GBP	10.29	GBP	1,846	(10,099)
EDP-Energias de Portugal SA	Barclays Bank PLC	164,700	01/25/23	EUR	4.75	EUR	767	(13,422)

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Iberdrola SA	Morgan Stanley & Co. International PLC	240,100	01/25/23	EUR	10.94	EUR	2,624	$(29,917)
Orron Energy AB	Goldman Sachs International	69,200	01/25/23	SEK	26.51	SEK	1,554	(1,770)
Schneider Electric SE	Goldman Sachs International	8,200	01/25/23	EUR	144.57	EUR	1,072	(1,787)
Air Liquide SA	Morgan Stanley & Co. International PLC	18,400	01/27/23	EUR	146.47	EUR	2,436	(2,523)
ASML Holding NV	Goldman Sachs International	3,100	01/31/23	EUR	556.50	EUR	1,562	(20,936)
Linde PLC	Goldman Sachs International	4,200	01/31/23	EUR	317.24	EUR	1,283	(15,497)
Orron Energy AB	Goldman Sachs International	264,000	01/31/23	SEK	22.44	SEK	5,929	(34,802)
RWE AG	Goldman Sachs International	20,600	01/31/23	EUR	43.16	EUR	857	(12,632)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	3,400	01/31/23	KRW	748,360.00	KRW	2,009,400	(889)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	243,700	02/02/23	EUR	4.82	EUR	1,135	(18,149)
Enel SpA	Goldman Sachs International	708,600	02/02/23	EUR	5.27	EUR	3,564	(11,347)
Infineon Technologies AG	Goldman Sachs International	9,900	02/02/23	EUR	30.72	EUR	281	(4,434)
Orsted A/S	Morgan Stanley & Co. International PLC	5,800	02/02/23	DKK	659.92	DKK	3,662	(15,898)
Schneider Electric SE	Goldman Sachs International	7,000	02/02/23	EUR	137.93	EUR	915	(10,765)
Vestas Wind Systems A/S	Morgan Stanley & Co. International PLC	88,500	02/02/23	DKK	203.45	DKK	17,886	(160,267)
China Longyuan Power Group Corp. Ltd., Class H	JPMorgan Chase Bank N.A.	545,000	02/08/23	HKD	9.55	HKD	5,199	(52,128)
Kingspan Group PLC	Goldman Sachs International	20,600	02/08/23	EUR	56.18	EUR	1,042	(13,491)
Prysmian SpA	Morgan Stanley & Co. International PLC	38,000	02/08/23	EUR	37.02	EUR	1,317	(15,015)
Vinci SA	Morgan Stanley & Co. International PLC	44,900	02/08/23	EUR	99.30	EUR	4,189	(23,945)
Ingersoll Rand, Inc.	Citibank N.A.	36,000	02/13/23	USD	54.30	USD	1,881	(51,976)

								$(1,104,732)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,354,918	$(833,547)	$(3,071,338)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,071,338	$—	$—	$—	$3,071,338

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(6,148,502)	$—	$—	$—	$(6,148,502)
Options written	—	—	2,970,321	—	—	—	2,970,321

	$—	$—	$(3,178,181)	$—	$—	$—	$(3,178,181)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,726,906	$—	$—	$—	$2,726,906

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

132	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,923,401

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$3,071,338

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,071,338

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,966,606)

Total derivative assets and liabilities subject to an MNA	$—	$1,104,732

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Bank of America N.A.	$33,734	$—	$—	$—	$33,734
Barclays Bank PLC	13,422	—	(13,422)	—	—
Citibank N.A.	54,394	—	—	—	54,394
Goldman Sachs International	173,715	—	—	(160,000)	13,715
JPMorgan Chase Bank N.A.	53,017	—	(53,017)	—	—
Merrill Lynch International	435,761	—	(435,761)	—	—
Morgan Stanley & Co. International PLC	300,687	—	(300,687)	—	—
Royal Bank of Canada	109	—	—	—	109
UBS AG	39,893	—	(6,393)	(33,500)	—

	$1,104,732	$—	$(809,280)	$(193,500)	$101,952

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$23,020,268	$6,370,839	$—	$29,391,107
Chemicals	—	19,311,807	—	19,311,807
Commercial Services & Supplies	25,634,384	—	—	25,634,384
Construction & Engineering	9,843,888	14,768,610	—	24,612,498
Electric Utilities	97,194,195	49,043,903	—	146,238,098
Electrical Equipment	7,280,186	25,474,200	—	32,754,386
Electronic Equipment, Instruments & Components	—	4,507,607	—	4,507,607

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) December 31, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Independent Power and Renewable Electricity Producers	$11,281,370	$35,580,620	$—	$46,861,990
Machinery	9,530,400	16,445,769	—	25,976,169
Multi-Utilities	46,940,804	10,763,137	—	57,703,941
Oil, Gas & Consumable Fuels	50,409,958	—	—	50,409,958
Semiconductors & Semiconductor Equipment	12,323,180	14,166,158	—	26,489,338
Short-Term Securities
Money Market Funds	11,042,199	—	—	11,042,199

	$304,500,832	$196,432,650	$—	500,933,482

Investments Valued at NAV(a)				225,179

				$501,158,661

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(1,417,682)	$(1,653,656)	$—	$(3,071,338)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2022

	BGR	CII	BDJ(a)	BOE

ASSETS
Investments, at value — unaffiliated(b)	$393,791,742	$770,187,379	$1,563,253,442	$681,294,894
Investments, at value — affiliated(c)	7,695,475	14,661,156	76,042,437	6,643,752
Cash	—	—	128,711	—
Cash pledged as collateral for exchange-traded options written	—	—	—	4,880,000
Foreign currency, at value(d)	58,425	—	942	73,552
Receivables:
Investments sold	—	—	4,432,718	—
Dividends — unaffiliated	720,616	556,822	2,369,831	1,681,024
Dividends — affiliated	23,851	86,533	322,754	26,699

Total assets	402,290,109	785,491,890	1,646,550,835	694,599,921

LIABILITIES
Bank overdraft	83,281	24,238	—	—
Options written, at value(e)	2,475,779	7,689,724	13,840,189	4,281,155
Payables:
Investments purchased	—	—	—	21
Accounting services fees	14,686	15,658	30,678	19,009
Capital shares redeemed	259,837	—	—	332,399
Custodian fees	16,041	7,954	52,687	41,109
Income dividend distributions	91,573	2,099,324	—	135,865
Investment advisory fees	327,765	578,544	1,134,205	488,109
Trustees’ and Officer’s fees	406,775	228,435	910,967	646,826
Other accrued expenses	28,480	51,339	40,722	28,807
Professional fees	70,792	102,413	172,587	131,501
Transfer agent fees	22,516	27,189	60,425	31,235
Other liabilities	—	—	666,808	—

Total liabilities	3,797,525	10,824,818	16,909,268	6,136,036

NET ASSETS	$398,492,584	$774,667,072	$1,629,641,567	$688,463,885

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$525,444,447	$561,558,505	$1,312,911,822	$696,104,439
Accumulated earnings (loss)	(126,951,863)	213,108,567	316,729,745	(7,640,554)

NET ASSETS	$398,492,584	$774,667,072	$1,629,641,567	$688,463,885

Net asset value(f)(g)(h)	$14.21	$17.55	$8.74	$10.97

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$255,848,980	$579,756,295	$1,347,790,184	$647,598,133
(c) Investments, at cost — affiliated	$7,695,475	$14,661,156	$76,042,437	$6,643,752
(d) Foreign currency, at cost	$58,416	$—	$1,073	$73,402
(e) Premiums received	$4,901,028	$13,089,762	$21,781,553	$7,666,872
(f) Shares outstanding	28,052,743	44,132,101	186,416,092	62,739,814
(g) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(h) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BGY	BME		BMEZ	BIGZ

ASSETS
Investments, at value — unaffiliated(a)(b)	$586,994,754	$579,808,524		$1,980,162,391	$2,031,517,499
Investments, at value — affiliated(c)	5,622,321	23,871,295		99,648,265	20,963,228
Cash pledged:
Collateral — exchange-traded options written	5,611,000	—		—	—
Collateral — OTC derivatives	215,000	—		36,000	—
Foreign currency, at value(d)	582,896	3,118		115	335
Receivables:
Investments sold	—	1,767,716	(e)	—	3,951,773
Securities lending income — affiliated	—	4,456		41,826	7,588
Dividends — unaffiliated	1,287,381	524,290		795,323	207,997
Dividends — affiliated	15,872	72,051		173,155	17,561
Unrealized appreciation on forward foreign currency exchange contracts	—	—		4,964,555	—
Deferred offering costs	—	78,174		—	—

Total assets	600,329,224	606,129,624		2,085,821,630	2,056,665,981

LIABILITIES
Bank overdraft	—	2,920		95,313	—
Collateral on securities loaned	—	675,895		1,829,994	184,600
Options written, at value(f)	4,476,797	4,323,328		18,495,960	6,641,472
Payables:
Investments purchased	869,786	233,198		363,210	15,319,909
Accounting services fees	15,658	9,014		75,138	79,600
Capital shares redeemed	—	—		3,119,297	2,586,997
Custodian fees	42,921	16,741		118,346	28,112
Deferred foreign capital gain tax	72,727	—		—	—
Income dividend distributions	162,648	—		2,537,359	2,398,238
Investment advisory fees	508,409	511,348		2,210,943	2,208,435
Offering costs	—	497		—	—
Trustees’ and Officer’s fees	548,110	23,337		142,641	112,018
Other accrued expenses	28,865	38,539		195,311	334,700
Professional fees	104,086	75,675		166,873	205,198
Transfer agent fees	27,842	22,219		52,525	78,788

Total liabilities	6,857,849	5,932,711		29,402,910	30,178,067

NET ASSETS	$593,471,375	$600,196,913		$2,056,418,720	$2,026,487,914

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$577,012,028	$424,300,067		$2,177,742,368	$4,251,072,029
Accumulated earnings (loss)	16,459,347	175,896,846		(121,323,648)	(2,224,584,115)

NET ASSETS	$593,471,375	$600,196,913		$2,056,418,720	$2,026,487,914

Net asset value(g)(h)(i)	$5.78	$43.30		$18.76	$8.82

(a) Investments, at cost — unaffiliated	$533,942,385	$395,108,410		$2,041,181,365	$2,750,952,289
(b) Securities loaned, at value	$—	$658,422		$1,668,909	$180,198
(c) Investments, at cost — affiliated	$5,622,321	$23,871,030		$99,797,748	$20,963,228
(d) Foreign currency, at cost	$581,095	$3,087		$115	$343
(e) $866,058 is expected to be collected after 12/31/23.
(f) Premiums received	$5,783,243	$6,502,317		$20,871,623	$12,213,208
(g) Shares outstanding	102,745,640	13,860,528		109,597,089	229,666,091
(h) Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited
(i) Par value	$0.001	$0.001		$0.001	$0.001

See notes to financial statements.

136	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BCX	BST(a)	BSTZ(a)	BUI

ASSETS
Investments, at value — unaffiliated(b)(c)	$965,979,491	$957,604,575	$1,513,242,027	$489,891,283
Investments, at value — affiliated(d)	19,404,102	6,604,526	20,683,361	11,267,378
Cash	—	—	49,275	2,843
Cash pledged as collateral for OTC derivatives	30,000	1,040,000	3,050,000	193,500
Foreign currency, at value(e)	39,403	95,178	1,329,554	—
Receivables:
Investments sold	5,077,119	1,060,634	2,644,594	—
Securities lending income — affiliated	—	1,274	—	2,132
Dividends — unaffiliated	1,601,974	373,716	245,928	1,006,579
Dividends — affiliated	77,744	33,862	58,513	38,755
Due from broker	—	1,520,000	3,670,000	—
Deferred offering costs	—	205,375	—	103,337
Other assets	—	—	680,607	—

Total assets	992,209,833	968,539,140	1,545,653,859	502,505,807

LIABILITIES
Bank overdraft	117,583	88,084	—	—
Collateral on securities loaned	—	824,856	—	225,051
Options written, at value(f)	6,601,706	4,275,777	8,555,152	3,071,338
Payables:
Investments purchased	5,541	552,532	2,145,130	—
Accounting services fees	19,685	16,333	67,706	16,333
Capital shares redeemed	704,375	—	1,940,440	—
Custodian fees	26,312	37,451	62,504	26,187
Deferred capital gain tax	—	113,475	3,459,300	—
Income dividend distributions	167,979	575,826	2,324,974	150,324
Investment advisory fees	837,685	845,931	1,682,087	428,210
Offering costs	—	129,910	—	—
Trustees’ and Officer’s fees	253,019	2,986	145,549	446
Other accrued expenses	119,339	150,453	183,351	110,489
Professional fees	133,204	175,197	375,357	62,998
Transfer agent fees	42,365	47,128	54,672	21,465

Total liabilities	9,028,793	7,835,939	20,996,222	4,112,841

NET ASSETS	$983,181,040	$960,703,201	$1,524,657,637	$498,392,966

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$1,076,105,039	$789,748,815	$1,372,362,474	$383,506,624
Accumulated earnings (loss)	(92,923,999)	170,954,386	152,295,163	114,886,342

NET ASSETS	$983,181,040	$960,703,201	$1,524,657,637	$498,392,966

Net asset value(g)(h)(i)	$11.23	$29.11	$19.53	$22.37

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$782,768,496	$777,211,187	$1,332,835,743	$349,887,670
(c) Securities loaned, at value	$—	$808,350	$—	$203,256
(d) Investments, at cost — affiliated	$19,404,102	$6,604,446	$20,683,361	$11,267,256
(e) Foreign currency, at cost	$39,392	$94,341	$1,329,482	$—
(f) Premiums received	$10,076,296	$11,681,013	$18,258,347	$4,592,709
(g) Shares outstanding	87,518,484	33,000,007	78,076,748	22,275,455
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Operations

Year Ended December 31, 2022

	BGR	CII	BDJ(a)	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$16,734,616	$10,149,979	$44,652,454	$20,156,768
Dividends — affiliated	93,963	382,413	1,115,866	98,337
Securities lending income — affiliated — net	—	—	33	—
Other income — unaffiliated	—	—	—	5,863
Foreign taxes withheld	(845,417)	(139,951)	(879,809)	(1,270,497)
Foreign withholding tax claims	—	—	—	336,828

Total investment income	15,983,162	10,392,441	44,888,544	19,327,299

EXPENSES
Investment advisory	4,507,105	7,332,546	14,211,974	7,403,203
Transfer agent	66,889	84,635	158,936	92,440
Professional	63,055	76,141	177,794	136,391
Custodian	51,756	34,621	139,878	121,127
Accounting services	44,041	49,002	94,043	59,029
Printing and postage	12,153	41,644	37,848	13,134
Registration	9,322	14,523	35,681	20,496
Trustees and Officer	(51,222)	20,960	(49,719)	(44,105)
Miscellaneous	38,753	52,835	86,345	64,413

Total expenses	4,741,852	7,706,907	14,892,780	7,866,128
Less:
Fees waived and/or reimbursed by the Manager	(829,729)	(11,312)	(42,252)	(1,299,298)

Total expenses after fees waived and/or reimbursed	3,912,123	7,695,595	14,850,528	6,566,830

Net investment income	12,071,039	2,696,846	30,038,016	12,760,469

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	55,235,038	75,075,636	132,804,361	170,743
Investments — affiliated	—	—	(3)	—
Foreign currency transactions	(2,824)	—	(102,164)	(100,543)
Options written	(20,422,274)	25,137,981	14,771,308	15,583,351
Payment by affiliate	—	—	1,577	—

	34,809,940	100,213,617	147,475,079	15,653,551

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	65,813,352	(217,026,742)	(259,950,835)	(142,053,982)
Foreign currency translations	(11,115)	—	(41,058)	(50,071)
Options written	1,104,316	5,998,603	9,784,869	5,008,021

	66,906,553	(211,028,139)	(250,207,024)	(137,096,032)

Net realized and unrealized gain (loss)	101,716,493	(110,814,522)	(102,731,945)	(121,442,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,787,532	$(108,117,676)	$(72,693,929)	$(108,682,012)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

138	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2022

	BGY		BME	BMEZ	BIGZ

INVESTMENT INCOME
Dividends — unaffiliated	$17,994,089		$7,351,097	$8,219,564	$2,823,086
Dividends — affiliated	86,543		432,499	904,054	587,413
Securities lending income — affiliated — net	—		29,546	321,733	80,749
Other income — affiliated	—		—	—	59,874
Foreign taxes withheld	(1,742,615)		(82,026)	(251,775)	(41,997)
Foreign withholding tax claims	521,921		—	—	—

Total investment income	16,859,938		7,731,116	9,193,576	3,509,125

EXPENSES
Investment advisory	6,137,818		5,773,456	28,100,882	32,019,302
Professional	149,514		84,456	360,321	971,990
Custodian	134,632		44,058	262,427	126,553
Transfer agent	84,174		73,452	151,754	170,347
Accounting services	49,002		29,041	225,422	242,519
Registration	33,714		9,709	76,366	143,713
Printing and postage	12,532		13,426	11,926	31,434
Offering	—		85,598	—	—
Trustees and Officer	(36,676)		26,244	104,739	136,717
Miscellaneous	54,280		69,632	361,614	955,521

Total expenses	6,618,990		6,209,072	29,655,451	34,798,096
Less:
Fees waived and/or reimbursed by the Manager	(277,885)		(17,512)	(40,928)	(17,488)

Total expenses after fees waived and/or reimbursed	6,341,105		6,191,560	29,614,523	34,780,608

Net investment income (loss)	10,518,833		1,539,556	(20,420,947)	(31,271,483)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,131,399		9,471,828	(66,376,065)	(1,291,605,168)
Investments — affiliated	—		(349)	483,881	(71,424,676)
Foreign currency transactions	(23,314)		3,821	(145,670)	5,208
Options written	11,872,703		4,201,095	39,793,747	46,651,673

	14,980,788		13,676,395	(26,244,107)	(1,316,372,963)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(95,620,378	)(a)	(47,585,119)	(644,970,858)	(352,317,460)
Investments — affiliated	—		273	(70,513)	44,486,400
Forward foreign currency exchange contracts	—		—	4,964,555	—
Foreign currency translations	(67,157)		(16,140)	(22,190)	3,095
Options written	3,532,841		5,913,956	4,045,807	(842,713)

	(92,154,694)		(41,687,030)	(636,053,199)	(308,670,678)

Net realized and unrealized loss	(77,173,906)		(28,010,635)	(662,297,306)	(1,625,043,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,655,073)		$(26,471,079)	$(682,718,253)	$(1,656,315,124)

(a) Net of reduction in deferred foreign capital gain tax of	$158,644		$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Operations  (continued)

Year Ended December 31, 2022

	BCX	BST(a)		BSTZ(a)		BUI

INVESTMENT INCOME
Dividends — unaffiliated	$38,003,639	$3,859,416		$3,048,647		$12,482,930
Dividends — affiliated	352,525	325,571		496,490		204,577
Interest — unaffiliated	32,648	—		—		—
Securities lending income — affiliated — net	952	41,308		196,790		9,618
Non-cash dividends — unaffiliated	—	—		—		752,590
Foreign taxes withheld	(2,229,606)	(100,270)		(273,088)		(688,121)
Foreign withholding tax claims	16,193	—		—		—

Total investment income	36,176,351	4,126,025		3,468,839		12,761,594

EXPENSES
Investment advisory	9,567,302	12,069,224		25,278,959		5,074,517
Transfer agent	122,536	147,760		161,801		70,520
Professional	91,540	307,458		386,876		66,431
Custodian	87,027	106,132		188,842		75,961
Accounting services	59,025	49,002		214,584		49,002
Registration	28,055	18,439		26,609		21,398
Trustees and Officer	15,882	62,000		96,317		27,429
Printing and postage	12,476	15,077		16,658		11,533
Offering	—	177,517		—		3,295
Miscellaneous	83,794	410,385		500,667		73,112

Total expenses excluding dividend expense	10,067,637	13,362,994		26,871,313		5,473,198
Dividends expense — unaffiliated	—	51,803		—		—

Total expenses	10,067,637	13,414,797		26,871,313		5,473,198
Less:
Fees waived and/or reimbursed by the Manager	(13,661)	(16,683)		(24,991)		(7,348)

Total expenses after fees waived and/or reimbursed	10,053,976	13,398,114		26,846,322		5,465,850

Net investment income (loss)	26,122,375	(9,272,089)		(23,377,483)		7,295,744

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	202,085,395	(5,496,390)		16,559,151		4,559,420
Investments — affiliated	330	(207)		744		87
Foreign currency transactions	(209,486)	(86,899)		(256,938)		(104,574)
Options written	(36,914,355)	56,941,702		100,510,091		2,970,321
Payment by affiliate	—	21,599		—		—

	164,961,884	51,379,805		116,813,048		7,425,254

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(58,393,369)	(698,498,339	)(b)	(1,432,164,711	)(b)	(61,954,416)
Investments — affiliated	—	80		—		122
Foreign currency translations	(29,774)	(103)		(6,119)		(21,429)
Options written	4,849,639	1,620,333		2,676,552		2,726,906

	(53,573,504)	(696,878,029)		(1,429,494,278)		(59,248,817)

Net realized and unrealized gain (loss)	111,388,380	(645,498,224)		(1,312,681,230)		(51,823,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,510,755	$(654,770,313)		$(1,336,058,713)		$(44,527,819)

(a) Consolidated Statement of Operations.
(b) Net of reduction in deferred capital gain tax of	$—	$1,327,759		$2,010,922		$—

See notes to financial statements.

140	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BGR		CII

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,071,039	$8,259,703	$2,696,846	$1,953,464
Net realized gain (loss)	34,809,940	(18,995,472)	100,213,617	70,684,499
Net change in unrealized appreciation (depreciation)	66,906,553	99,469,573	(211,028,139)	107,574,675

Net increase (decrease) in net assets resulting from operations	113,787,532	88,733,804	(108,117,676)	180,212,638

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(11,890,970)	(8,262,936)	(92,693,757)	(48,643,844)
Return of capital	(4,610,793)	(4,835,876)	—	—

Decrease in net assets resulting from distributions to shareholders	(16,501,763)	(13,098,812)	(92,693,757)	(48,643,844)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	—	—	236,509
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,296,655)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(12,296,655)	—	—	236,509

NET ASSETS
Total increase (decrease) in net assets	84,989,114	75,634,992	(200,811,433)	131,805,303
Beginning of year	313,503,470	237,868,478	975,478,505	843,673,202

End of year	$398,492,584	$313,503,470	$774,667,072	$975,478,505

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	141

Statements of Changes in Net Assets (continued)

	BDJ		BOE

	Year Ended 12/31/22 (a)	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,038,016	$27,412,185	$12,760,469	$12,147,742
Net realized gain	147,475,079	226,450,882	15,653,551	64,174,290
Net change in unrealized appreciation (depreciation)	(250,207,024)	71,456,248	(137,096,032)	43,778,131

Net increase (decrease) in net assets resulting from operations	(72,693,929)	325,319,315	(108,682,012)	120,100,163

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(204,152,869)	(161,603,504)	(38,142,002)	(48,404,308)
Return of capital	—	—	(9,962,064)	—

Decrease in net assets resulting from distributions to shareholders	(204,152,869)	(161,603,504)	(48,104,066)	(48,404,308)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	3,650,249	—	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(12,470,648)	(205,246)

Net increase (decrease) in net assets derived from capital share transactions	3,650,249	—	(12,470,648)	(205,246)

NET ASSETS
Total increase (decrease) in net assets	(273,196,549)	163,715,811	(169,256,726)	71,490,609
Beginning of year	1,902,838,116	1,739,122,305	857,720,611	786,230,002

End of year	$1,629,641,567	$1,902,838,116	$688,463,885	$857,720,611

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

142	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BGY		BME

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,518,833	$9,366,746	$1,539,556	$41,823
Net realized gain	14,980,788	45,489,816	13,676,395	46,771,259
Net change in unrealized appreciation (depreciation)	(92,154,694)	19,983,472	(41,687,030)	12,306,248

Net increase (decrease) in net assets resulting from operations	(66,655,073)	74,840,034	(26,471,079)	59,119,330

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(20,170,266)	(30,180,220)	(32,998,527)	(30,764,942)
Return of capital	(21,930,456)	(12,098,701)	(1,403,564)	—

Decrease in net assets resulting from distributions to shareholders	(42,100,722)	(42,278,921)	(34,402,091)	(30,764,942)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	33,618,939	49,710,285
Reinvestment of distributions	—	—	1,676,333	1,760,978
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,282,700)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,282,700)	—	35,295,272	51,471,263

Capital contribution from affiliate	—	—	—	12,661

NET ASSETS
Total increase (decrease) in net assets	(116,038,495)	32,561,113	(25,577,898)	79,838,312
Beginning of year	709,509,870	676,948,757	625,774,811	545,936,499

End of year	$593,471,375	$709,509,870	$600,196,913	$625,774,811

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	143

Statements of Changes in Net Assets (continued)

	BMEZ		BIGZ

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Period from 03/29/21 to 12/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(20,420,947)	$(36,221,355)	$(31,271,483)	$(35,735,376)
Net realized gain (loss)	(26,244,107)	370,126,396	(1,316,372,963)	(199,723,871)
Net change in unrealized appreciation (depreciation)	(636,053,199)	(621,751,428)	(308,670,678)	(405,188,632)

Net decrease in net assets resulting from operations	(682,718,253)	(287,846,387)	(1,656,315,124)	(640,647,879)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net realized gain	(183,050,144)	(192,905,388)	—	—
Return of capital	(11,869,565)	—	(233,929,900)	(170,149,458)

Decrease in net assets resulting from distributions to shareholders	(194,919,709)	(192,905,388)	(233,929,900)	(170,149,458)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	4,861,848,440
Reinvestment of distributions	—	—	—	4,569,561
Redemption of shares resulting from share repurchase program (including transaction costs)	(47,829,587)	—	(64,919,571)	(74,068,155)

Net increase (decrease) in net assets derived from capital share transactions	(47,829,587)	—	(64,919,571)	4,792,349,846

NET ASSETS
Total increase (decrease) in net assets	(925,467,549)	(480,751,775)	(1,955,164,595)	3,981,552,509
Beginning of period	2,981,886,269	3,462,638,044	3,981,652,509	100,000

End of period	$2,056,418,720	$2,981,886,269	$2,026,487,914	$3,981,652,509

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

144	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BCX		BST(a)

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$26,122,375	$25,955,087	$(9,272,089)	$(12,070,576)
Net realized gain	164,961,884	56,049,452	51,379,805	148,321,617
Net change in unrealized appreciation (depreciation)	(53,573,504)	115,553,664	(696,878,029)	(287,749)

Net increase (decrease) in net assets resulting from operations	137,510,755	197,558,203	(654,770,313)	135,963,292

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(26,024,883)	(33,607,537)	(69,684,200)	(126,451,369)
Return of capital	(22,531,891)	(8,784,140)	(27,306,002)	—

Decrease in net assets resulting from distributions to shareholders	(48,556,774)	(42,391,677)	(96,990,202)	(126,451,369)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	28,525,537	12,814,651
Proceeds from rights offering (Note 10)	—	—	—	359,278,213
Reinvestment of distributions	—	—	2,771,741	2,217,548
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,554,830)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,554,830)	—	31,297,278	374,310,412

NET ASSETS
Total increase (decrease) in net assets	81,399,151	155,166,526	(720,463,237)	383,822,335
Beginning of year	901,781,889	746,615,363	1,681,166,438	1,297,344,103

End of year	$983,181,040	$901,781,889	$960,703,201	$1,681,166,438

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	145

Statements of Changes in Net Assets (continued)

	BSTZ(a)		BUI

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(23,377,483)	$(40,100,308)	$7,295,744	$4,908,839
Net realized gain	116,813,048	258,715,033	7,425,254	10,994,095
Net change in unrealized appreciation (depreciation)	(1,429,494,278)	29,935,008	(59,248,817)	53,132,360

Net increase (decrease) in net assets resulting from operations	(1,336,058,713)	248,549,733	(44,527,819)	69,035,294

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(70,402,537)	(240,726,364)	(18,983,124)	(20,325,579)
Return of capital	(110,549,120)	—	(13,135,583)	(9,081,858)

Decrease in net assets resulting from distributions to shareholders	(180,951,657)	(240,726,364)	(32,118,707)	(29,407,437)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	14,467,890	74,073,395
Reinvestment of distributions	—	17,394,255	766,909	1,577,468
Redemption of shares resulting from a repurchase offer	(7,293,625)	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,293,625)	17,394,255	15,234,799	75,650,863

NET ASSETS
Total increase (decrease) in net assets	(1,524,303,995)	25,217,624	(61,411,727)	115,278,720
Beginning of year	3,048,961,632	3,023,744,008	559,804,693	444,525,973

End of year	$1,524,657,637	$3,048,961,632	$498,392,966	$559,804,693

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

146	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2022

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$113,787,532	$(108,117,676)	$(72,693,929)	$(108,682,012)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	325,309,434	342,647,461	1,588,893,057	365,651,353
Purchases of long-term investments	(285,311,271)	(277,914,860)	(1,417,153,439)	(337,559,113)
Net proceeds from sales (purchases) of short-term securities	(4,970,196)	(4,363,404)	(13,780,425)	4,618,842
Premiums paid on closing options written	(61,922,808)	(77,490,845)	(179,902,060)	(47,018,389)
Premiums received from options written	43,153,217	104,976,111	194,345,118	62,090,628
Net realized gain on investments and options written	(34,468,218)	(100,210,858)	(147,546,256)	(15,741,524)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(66,917,668)	211,028,139	250,165,966	137,057,509

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(23,833)	(86,492)	(322,428)	(26,637)
Dividends — unaffiliated	(121,746)	(81,628)	(157,587)	(126,579)

Increase (Decrease) in Liabilities
Payables
Accounting services fees	3,685	3,388	7,178	4,248
Custodian fees	6,540	1,152	7,980	14,400
Investment advisory fees	70,686	(111,989)	(147,434)	(99,308)
Trustees’ and Officer’s fees	(200,419)	(79,245)	(398,560)	(251,989)
Other accrued expenses	1,826	26,681	(13,743)	(17,935)
Professional fees	1,807	(2,769)	(23,838)	4,168
Transfer agent fees	10,927	13,529	26,720	13,315
Other liabilities	—	—	666,808	—

Net cash provided by operating activities	28,409,495	90,236,695	201,973,128	59,930,977

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(16,468,172)	(90,594,433)	(202,441,343)	(48,110,253)
Net payments on redemption of capital shares including change in redemptions payable	(12,036,818)	—	—	(12,138,249)
Increase in bank overdraft	83,281	24,238	—	—

Net cash used for financing activities	(28,421,709)	(90,570,195)	(202,441,343)	(60,248,502)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(280)	—	(64)	152

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(12,494)	(333,500)	(468,279)	(317,373)
Restricted and unrestricted cash and foreign currency at beginning of year	70,919	333,500	597,932	5,270,925

Restricted and unrestricted cash and foreign currency at end of year	$58,425	$—	$129,653	$4,953,552

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$3,650,249	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$128,711	$—
Cash pledged
Collateral — exchange-traded options written	—	—	—	4,880,000
Foreign currency at value	58,425	—	942	73,552

	$58,425	$—	$129,653	$4,953,552

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	147

Statements of Cash Flows (continued)

Year Ended December 31, 2022

	BGY	BME	BMEZ	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(66,655,073)	$(26,471,079)	$(682,718,253)	$(1,656,315,124)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for)operating activities:
Proceeds from sales of long-term investments	290,508,247	232,461,355	1,658,616,242	1,380,127,625
Purchases of long-term investments	(261,291,269)	(244,080,755)	(1,414,494,960)	(1,059,753,342)
Net proceeds from sales (purchases) of short-term securities	(36,081)	3,921,434	(18,274,580)	(13,923,166)
Premiums paid on closing options written	(36,202,301)	(41,916,239)	(103,989,745)	(50,101,160)
Premiums received from options written	47,715,959	46,833,298	143,401,073	91,745,469
Net realized (gain) loss on investments and options written	(14,991,894)	(13,637,992)	26,939,166	1,316,367,701
Net unrealized depreciation on investments, options written and foreign currency translations	92,246,181	41,690,851	636,031,009	308,673,773

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(15,831)	(71,906)	(173,002)	(17,539)
Dividends — unaffiliated	251,231	(84,643)	(36,143)	251,719
From the Manager	—	12,661	—	—
Securities lending income — affiliated	—	(2,998)	(25,260)	(5,194)
Prepaid expenses	—	—	48,373	89,817
Deferred offering costs	—	13,327	—	—

Increase (Decrease) in Liabilities
Collateral on securities loaned	—	464,323	(3,110,643)	(5,021,875)
Payables
Accounting services fees	3,388	1,760	(28,088)	(60,507)
Custodian fees	12,865	(4,104)	29,004	(42,550)
Deferred foreign capital gain tax	(158,644)	—	—	—
Federal income tax	—	(12,114)	—	—
Investment advisory fees	(20,731)	(4,704)	(887,725)	(2,064,804)
Trustees’ and Officer’s fees	(214,002)	(8,340)	12,803	52,423
Other accrued expenses	(23,021)	3,802	(4,981)	287,791
Professional fees	(4,106)	6,259	132,176	193,717
Transfer agent fees	11,536	11,759	31,863	(3,348)

Net cash provided by (used for) operating activities	51,136,454	(874,045)	241,498,329	310,481,426

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(42,100,118)	(32,725,758)	(197,003,104)	(235,846,053)
Payments for offering costs	—	(19,930)	—	—
Net payments on redemption of capital shares including change in redemptions payable	(7,282,700)	—	(44,710,290)	(74,526,346)
Increase (decrease) in bank overdraft	—	2,920	95,313	(139,778)
Proceeds from issuance of capital shares	—	33,618,939	—	—

Net cash provided by (used for) for financing activities	(49,382,818)	876,171	(241,618,081)	(310,512,177)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	1,428	32	(16)	(15)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	1,755,064	2,158	(119,768)	(30,766)
Restricted and unrestricted cash and foreign currency at beginning of year	4,653,832	960	155,883	31,101

Restricted and unrestricted cash and foreign currency at end of year	$6,408,896	$3,118	$36,115	$335

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$1,676,333	$—	$—

148	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)

Year Ended December 31, 2022

	BGY	BME	BMEZ	BIGZ

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash pledged
Collateral — exchange-traded options written	$5,611,000	$—	$—	$—
Collateral — OTC derivatives	215,000	—	36,000	—

Foreign currency at value	582,896	3,118	115	335

	$6,408,896	$3,118	$36,115	$335

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	149

Statements of Cash Flows (continued)

Year Ended December 31, 2022

	BCX	BST	BSTZ	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$137,510,755	$(654,770,313)	$(1,336,058,713)	$(44,527,819)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	947,656,977	469,415,143	1,050,212,721	198,497,244
Purchases of long-term investments	(881,345,749)	(480,827,332)	(961,507,982)	(189,027,519)
Net proceeds from sales (purchases) of short-term securities	(2,749,789)	36,810,615	28,182,535	(3,886,421)
Premiums paid on closing options written	(119,211,767)	(47,749,812)	(74,369,503)	(31,236,142)
Premiums received from options written	84,537,503	100,970,392	166,158,579	34,411,517
Net realized gain on investments and options written	(164,842,854)	(50,486,558)	(114,048,861)	(7,771,710)
Net unrealized depreciation on investments, options written and foreign currency translations	53,543,730	698,205,891	1,431,499,081	59,227,388

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(77,679)	(33,575)	(58,065)	(38,723)
Dividends — unaffiliated	97,368	(188,226)	(25,565)	(76,389)
Securities lending income — affiliated	—	40,659	6,433	(2,132)

Prepaid expenses	—	5,213	—	—
Other assets	—	—	(680,607)	—
Deferred offering costs	—	(27,858)	—	(87,669)

Increase (Decrease) in Liabilities
Collateral on securities loaned	—	(16,919)	(1,949,206)	225,051
Payables
Accounting services fees	4,919	4,063	(34,615)	4,063
Custodian fees	8,411	(6,009)	(5,210)	10,119
Deferred capital gain tax	—	(1,327,759)	(2,010,922)	—
Investment advisory fees	93,885	(528,662)	(1,575,846)	(33,701)
Trustees’ and Officer’s fees	(107,553)	(4,267)	9,209	(1,624)
Other accrued expenses	(12,835)	67,662	(135,190)	25,291
Professional fees	13,283	91,843	167,252	(1,720)
Transfer agent fees	26,097	30,556	33,360	12,603

Net cash provided by operating activities	55,144,702	69,674,747	183,808,885	15,721,707

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(48,513,774)	(97,668,781)	(178,626,683)	(31,201,474)
Payments for offering costs	—	125,910	—	(27,388)
Net payments on redemption of capital shares including change in redemptions payable	(6,850,455)	—	(5,353,185)	—
Increase (decrease) in bank overdraft	(68,354)	88,084	—	—
Proceeds from issuance of capital shares	—	28,525,537	—	15,040,740

Net cash used for financing activities	(55,432,583)	(68,929,250)	(183,979,868)	(16,188,122)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(561)	865	43	—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(288,442)	746,362	(170,940)	(466,415)
Restricted and unrestricted cash and foreign currency at beginning of year	357,845	1,908,816	8,269,769	662,758

Restricted and unrestricted cash and foreign currency at end of year	$69,403	$2,655,178	$8,098,829	$196,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$—	$51,803	$—	$—

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$2,771,741	$—	$766,909

150	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)

Year Ended December 31, 2022

	BCX	BST	BSTZ	BUI

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$49,275	$2,843
Cash pledged
Collateral — OTC derivatives	30,000	1,040,000	3,050,000	193,500
Foreign currency at value	39,403	95,178	1,329,554	—
Due from broker	—	1,520,000	3,670,000	—

	$69,403	$2,655,178	$8,098,829	$196,343

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	151

Financial Highlights

(For a share outstanding throughout each period)

	BGR

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.77	$8.17		$12.57	$11.98	$15.79

Net investment income(a)	0.42	0.28		0.32	0.34	0.28
Net realized and unrealized gain (loss)	3.60	2.77		(4.06)	1.18	(3.16)

Net increase (decrease) from investment operations	4.02	3.05		(3.74)	1.52	(2.88)

Distributions(b)
From net investment income	(0.42)	(0.28)		(0.32)	(0.34)	(0.27)
Return of capital	(0.16)	(0.17)		(0.34)	(0.59)	(0.66)

Total distributions	(0.58)	(0.45)		(0.66)	(0.93)	(0.93)

Net asset value, end of year	$14.21	$10.77		$8.17	$12.57	$11.98

Market price, end of year	$12.53	$9.48		$7.10	$11.88	$10.45

Total Return(c)
Based on net asset value	38.51%	38.36	%(d)	(29.03)%	13.74%	(18.84)%

Based on market price	38.76%	40.14%		(34.74)%	23.23%	(21.16)%

Ratios to Average Net Assets(e)
Total expenses	1.26%	1.33%		1.37%	1.35%	1.29%

Total expenses after fees waived and/or reimbursed	1.04%	1.11%		1.15%	1.16%	1.14%

Net investment income	3.21%	2.88%		3.77%	2.67%	1.87%

Supplemental Data
Net assets, end of year (000)	$398,493	$313,503		$237,868	$374,896	$357,391

Portfolio turnover rate	76%	61%		62%	24%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

152	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	CII

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$22.10	$19.12	$17.96	$15.28	$17.19

Net investment income(a)	0.06	0.04	0.13	0.18	0.17
Net realized and unrealized gain (loss)	(2.51)	4.04	2.08	3.50	(1.09)

Net increase (decrease) from investment operations	(2.45)	4.08	2.21	3.68	(0.92)

Distributions(b)
From net investment income	(0.04)	(0.04)	(0.13)	(0.19)	(0.17	)(c)
From net realized gain	(2.06)	(1.06)	(0.92)	(0.44)	(0.28	)(c)
Return of capital	—	—	—	(0.37)	(0.54)

Total distributions	(2.10)	(1.10)	(1.05)	(1.00)	(0.99)

Net asset value, end of year	$17.55	$22.10	$19.12	$17.96	$15.28

Market price, end of year	$17.12	$22.12	$17.40	$17.25	$14.08

Total Return(d)
Based on net asset value	(10.95)%	21.97%	13.94%	25.08%	(5.44)%

Based on market price	(13.21)%	34.15%	7.97%	30.38%	(8.56)%

Ratios to Average Net Assets(e)
Total expenses	0.89%	0.90%	0.91%	0.91%	0.90%

Total expenses after fees waived and/or reimbursed	0.89%	0.90%	0.91%	0.91%	0.90%

Net investment income	0.31%	0.21%	0.78%	1.08%	1.00%

Supplemental Data
Net assets, end of year (000)	$774,667	$975,479	$843,673	$792,638	$674,077

Portfolio turnover rate	32%	27%	46%	32%	27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	153

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BDJ

	Year Ended 12/31/22(a)		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.23		$9.35	$10.03	$8.74	$9.96

Net investment income(b)	0.16		0.15	0.18	0.18	0.18	(c)
Net realized and unrealized gain (loss)	(0.56)		1.60	(0.26)	1.86	(0.84)

Net increase (decrease) from investment operations	(0.40)		1.75	(0.08)	2.04	(0.66)

Distributions(d)
From net investment income	(0.04)		(0.28)	(0.15)	(0.08)	(0.18	)(e)
From net realized gain	(1.05)		(0.59)	(0.45)	(0.67)	(0.38	)(e)

Total distributions	(1.09)		(0.87)	(0.60)	(0.75)	(0.56)

Net asset value, end of year	$8.74		$10.23	$9.35	$10.03	$8.74

Market price, end of year	$9.01		$10.08	$8.47	$9.92	$7.77

Total Return(f)
Based on net asset value	(3.71	)%(g)	19.33%	0.77%	24.52%	(6.59)%

Based on market price	0.74%		29.80%	(7.70)%	38.53%	(10.39)%

Ratios to Average Net Assets(h)
Total expenses	0.84%		0.85%	0.86%	0.87%	0.85%

Total expenses after fees waived and/or reimbursed	0.84%		0.85%	0.86%	0.87%	0.85%

Net investment income	1.69%		1.44%	2.15%	1.99%	1.85	%(c)

Supplemental Data
Net assets, end of year (000)	$1,629,642		$1,902,838	$1,739,122	$1,881,675	$1,638,237

Portfolio turnover rate	81%		40%	48%	40%	34%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

154	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BOE

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$13.40	$12.28	$12.32	$11.07	$13.22

Net investment income(a)	0.20	0.19	0.26	0.30	0.31
Net realized and unrealized gain (loss)	(1.87)	1.69	0.46	1.71	(1.61)

Net increase (decrease) from investment operations	(1.67)	1.88	0.72	2.01	(1.30)

Distributions(b)
From net investment income	(0.19)	(0.19)	(0.26)	(0.31)	(0.31	)(c)
From net realized gain	(0.41)	(0.57)	—	—	(0.52	)(c)
Return of capital	(0.16)	—	(0.50)	(0.45)	(0.02)

Total distributions	(0.76)	(0.76)	(0.76)	(0.76)	(0.85)

Net asset value, end of year	$10.97	$13.40	$12.28	$12.32	$11.07

Market price, end of year	$9.56	$12.18	$10.91	$10.99	$9.37

Total Return(d)
Based on net asset value	(11.87)%	16.21%	7.65%	19.54%	(9.63)%

Based on market price	(15.51)%	18.89%	7.22%	25.98%	(19.16)%

Ratios to Average Net Assets(e)
Total expenses	1.06%	1.07%	1.09%	1.12%	1.08%

Total expenses after fees waived and/or reimbursed	0.89%	0.90%	0.92%	0.94%	0.94%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.88%	0.90%	0.92%	0.94%	0.94%

Net investment income	1.72%	1.46%	2.33%	2.62%	2.52%

Supplemental Data
Net assets, end of year (000)	$688,464	$857,721	$786,230	$807,712	$754,602

Portfolio turnover rate	44%	65%	61%	26%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	155

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BGY

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$6.81	$6.49	$6.47	$5.79	$7.06

Net investment income(a)	0.10	0.09	0.12	0.16	0.17	(b)
Net realized and unrealized gain (loss)	(0.72)	0.64	0.31	0.93	(1.00)

Net increase (decrease) from investment operations	(0.62)	0.73	0.43	1.09	(0.83)

Distributions(c)
From net investment income	(0.10)	(0.14)	(0.13)	(0.16)	(0.16	)(d)
From net realized gain	(0.10)	(0.15)	—	(0.19)	(0.28	)(d)
Return of capital	(0.21)	(0.12)	(0.28)	(0.06)	—

Total distributions	(0.41)	(0.41)	(0.41)	(0.41)	(0.44)

Net asset value, end of year	$5.78	$6.81	$6.49	$6.47	$5.79

Market price, end of year	$5.02	$6.28	$5.87	$5.89	$4.98

Total Return(e)
Based on net asset value	(8.33)%	11.92%	8.18%	20.20%	(11.48)%

Based on market price	(13.67)%	14.11%	7.49%	27.22%	(17.55)%

Ratios to Average Net Assets(f)
Total expenses	1.08%	1.09%	1.10%	1.13%	1.09%

Total expenses after fees waived and/or reimbursed	1.03%	0.99%	1.00%	1.03%	0.99%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.02%	0.99%	1.00%	1.03%	0.99%

Net investment income	1.71%	1.34%	1.99%	2.57%	2.59	%(b)

Supplemental Data
Net assets, end of year (000)	$593,471	$709,510	$676,949	$683,247	$623,234

Portfolio turnover rate	41%	71%	60%	28%	60%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

156	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BME
	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$47.96	$45.66		$41.19	$35.87	$35.69

Net investment income(a)	0.11	—		0.01	0.06	0.07
Net realized and unrealized gain (loss)	(2.21)	4.74		6.86	7.66	2.51

Net increase (decrease) from investment operations	(2.10)	4.74		6.87	7.72	2.58

Distributions(b)
From net investment income	(0.12)	(0.00	)(c)	(0.05)	(0.12)	(0.07	)(d)
From net realized gain	(2.34)	(2.44)		(2.35)	(2.28)	(2.33	)(d)
Return of capital	(0.10)	—		—	—	—

Total distributions	(2.56)	(2.44)		(2.40)	(2.40)	(2.40)

Net asset value, end of year	$43.30	$47.96		$45.66	$41.19	$35.87

Market price, end of year	$43.58	$48.50		$47.59	$42.50	$36.45

Total Return(e)
Based on net asset value	(4.19)%	10.66	%(f)	17.50%	22.26%	7.26%

Based on market price	(4.64)%	7.37%		18.69%	24.15%	6.57%

Ratios to Average Net Assets(g)
Total expenses	1.08%	1.08%		1.10%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed	1.07%	1.08%		1.10%	1.09%	1.11%

Net investment income	0.27%	0.01%		0.01%	0.16%	0.19%

Supplemental Data
Net assets, end of year (000)	$600,197	$625,775		$545,936	$446,773	$352,675

Portfolio turnover rate	41%	49%		28%	47%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	157

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BMEZ

	Year Ended 12/31/22	Year Ended 12/31/21	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$26.47	$30.73	$20.00

Net investment loss(b)	(0.18)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	(5.79)	(2.23)	11.85

Net increase (decrease) from investment operations	(5.97)	(2.55)	11.63

Distributions(c)
From net realized gain	(1.63)	(1.71)	(0.90)
Return of capital	(0.11)	—	—

Total distributions	(1.74)	(1.71)	(0.90)

Net asset value, end of period	$18.76	$26.47	$30.73

Market price, end of period	$15.43	$25.36	$28.65

Total Return(d)
Based on net asset value	(21.66)%	(8.31)%	59.62	%(e)(f)

Based on market price	(32.75)%	(5.76)%	48.82	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.32%	1.30%	1.29	%(h)

Total expenses after fees waived and/or reimbursed	1.32%	1.30%	1.28	%(h)

Net investment loss	(0.91)%	(1.10)%	(1.00	)%(h)

Supplemental Data
Net assets, end of period (000)	$2,056,419	$2,981,886	$3,462,638

Portfolio turnover rate	63%	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

158	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BIGZ

	Year Ended 12/31/22		Period from 03/29/21 to 12/31/21	(a)

Net asset value, beginning of period	$16.72		$20.00

Net investment loss(b)	(0.13)		(0.15)
Net realized and unrealized loss	(6.78)		(2.43)

Net decrease from investment operations	(6.91)		(2.58)

Distribution from return of capital(c)	(0.99)		(0.70)

Net asset value, end of period	$8.82		$16.72

Market price, end of period	$6.81		$14.54

Total Return(d)
Based on net asset value	(41.14	)%(e)	(13.03	)%(f)

Based on market price	(47.74)%		(24.37	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.36%		1.29	%(h)

Total expenses after fees waived and/or reimbursed	1.36%		1.28	%(h)

Net investment loss	(1.22)%		(1.02	)%(h)

Supplemental Data
Net assets, end of period (000)	$2,026,488		$3,981,653

Portfolio turnover rate	41%		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	159

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BCX
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.21	$8.45	$9.04	$8.44	$10.64

Net investment income(a)	0.30	0.29	0.20	0.23	0.22
Net realized and unrealized gain (loss)	1.27	1.95	(0.26)	0.99	(1.80)

Net increase (decrease) from investment operations	1.57	2.24	(0.06)	1.22	(1.58)

Distributions(b)
From net investment income	(0.29)	(0.38)	(0.23)	(0.23)	(0.19)
Return of capital	(0.26)	(0.10)	(0.30)	(0.39)	(0.43)

Total distributions	(0.55)	(0.48)	(0.53)	(0.62)	(0.62)

Net asset value, end of year	$11.23	$10.21	$8.45	$9.04	$8.44

Market price, end of year	$9.97	$9.35	$7.41	$8.07	$7.06

Total Return(c)
Based on net asset value	16.31%	27.20%	1.56%	15.88%	(14.90)%

Based on market price	12.76%	32.83%	(0.23)%	23.67%	(22.47)%

Ratios to Average Net Assets(d)
Total expenses	1.05%	1.07%	1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed	1.05%	1.07%	1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.05%	1.07%	1.09%	1.11%	1.08%

Net investment income	2.73%	3.05%	2.62%	2.56%	2.17%

Supplemental Data
Net assets, end of year (000)	$983,181	$901,782	$746,615	$822,754	$798,282

Portfolio turnover rate	92%	66%	78%	69%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

160	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BST
	Year Ended 12/31/22	(a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$52.40		$51.94	$32.45		$26.21	$27.73

Net investment loss(b)	(0.29)		(0.43)	(0.28)		(0.17)	(0.13)
Net realized and unrealized gain (loss)	(20.00)		5.84	21.82		9.92	0.37

Net increase (decrease) from investment operations	(20.29)		5.41	21.54		9.75	0.24

Distributions(c)
From net realized gain	(2.16)		(4.27)	(2.05)		(3.51)	(1.76	)(d)
Return of capital	(0.84)		—	—		—	—

Total distributions	(3.00)		(4.27)	(2.05)		(3.51)	(1.76)

Dilutive effect of rights offer (Note 10)	—		(0.68)	—		—	—

Net asset value, end of year	$29.11		$52.40	$51.94		$32.45	$26.21

Market price, end of year	$28.37		$49.97	$53.30		$33.27	$27.48

Total Return(e)
Based on net asset value	(39.56	)%(f)	9.44%	68.76	%(g)	37.82%	0.24%

Based on market price	(38.23)%		1.70%	68.92%		34.77%	9.18%

Ratios to Average Net Assets(h)
Total expenses	1.11%		1.05%	1.09%		1.08%	1.09%

Total expenses after fees waived and/or reimbursed	1.11%		1.00%	0.99%		0.92%	0.89%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.10%		1.00%	0.99%		0.92%	0.89%

Net investment loss	(0.77)%		(0.78)%	(0.73)%		(0.52)%	(0.43)%

Supplemental Data
Net assets, end of year (000)	$960,703		$1,681,166	$1,297,344		$742,672	$587,908

Portfolio turnover rate	38%		31%	20%		32%	53%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (NAV) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	161

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BSTZ
	Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20	(a)	Period from 06/27/19 to 12/31/19	(b)

Net asset value, beginning of period	$38.82	$38.72	$20.95		$20.00

Net investment loss(c)	(0.30)	(0.51)	(0.30)		(0.05)
Net realized and unrealized gain (loss)	(16.69)	3.69	19.32		1.50

Net increase (decrease) from investment operations	(16.99)	3.18	19.02		1.45

Distributions(d)
From net realized gain	(0.89)	(3.08)	(1.10)		—
Return of capital	(1.41)	—	(0.15)		(0.50)

Total distributions	(2.30)	(3.08)	(1.25)		(0.50)

Net asset value, end of period	$19.53	$38.82	$38.72		$20.95

Market price, end of period	$15.64	$38.94	$36.38		$20.50

Total Return(e)
Based on net asset value	(43.98)%	8.41%	94.60	%(f)	7.40	%(g)

Based on market price	(55.27)%	15.75%	86.85%		5.10	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.33%	1.31%	1.33%		1.32	%(i)

Total expenses after fees waived and/or reimbursed	1.33%	1.31%	1.33%		1.30	%(i)

Net investment loss	(1.16)%	(1.25)%	(1.16)%		(0.48	)%(i)

Supplemental Data
Net assets, end of period (000)	$1,524,658	$3,048,962	$3,023,744		$1,635,966

Portfolio turnover rate	47%	18%	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	BUI
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$25.86	$23.80	$22.02	$18.77	$21.12

Net investment income(a)	0.33	0.24	0.33	0.37	0.49
Net realized and unrealized gain (loss)	(2.37)	3.27	2.90	4.33	(1.39)

Net increase (decrease) from investment operations	(2.04)	3.51	3.23	4.70	(0.90)

Distributions(b)
From net investment income	(0.30)	(0.24)	(0.20)	(0.24)	(0.63	)(c)
From net realized gain	(0.56)	(0.76)	(1.08)	(1.06)	(0.81	)(c)
Return of capital	(0.59)	(0.45)	(0.17)	(0.15)	(0.01)

Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(1.45)

Net asset value, end of year	$22.37	$25.86	$23.80	$22.02	$18.77

Market price, end of year	$20.77	$26.62	$25.04	$22.31	$19.76

Total Return(d)
Based on net asset value	(7.73)%	15.13%	15.87%	25.63%	(4.40)%

Based on market price	(16.78)%	12.65%	20.32%	20.91%	(1.68)%

Ratios to Average Net Assets(e)
Total expenses	1.08%	1.08%	1.13%	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	1.08%	1.07%	1.10%	1.10%	1.09%

Net investment income	1.44%	0.97%	1.58%	1.78%	2.46%

Supplemental Data
Net assets, end of year (000)	$498,393	$559,805	$444,526	$383,337	$318,933

Portfolio turnover rate	36%	20%	39%	39%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	163

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II	BMEZ	Maryland	Non-diversified
BlackRock Innovation and Growth Trust	BIGZ	Maryland	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold an investment in a partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $11,435,463, which is 0.7% of BDJ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.

The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $14,419,517, which is 1.5% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.

The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $27,038,606, which is 1.8% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various

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Notes to Financial Statements  (continued)

rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	165

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

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Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2022, certain investments of BME, BMEZ, BIGZ, BST and BUI were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2022, BDJ had outstanding commitments of $5,564,537. These commitments are not included in the net assets of BDJ as of December 31, 2022.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	167

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
BME
Citigroup Global Markets, Inc.	$124,474	$(123,435)	$—		$1,039
Goldman Sachs & Co. LLC	208,841	(208,841)	—		—
National Financial Services LLC	324,655	(324,487)	—		168
Toronto-Dominion Bank	452	(452)	—		—

	$658,422	$(657,215)	$—		$1,207

BMEZ
BNP Paribas SA	$159,788	$(159,788)	$—		$—
BofA Securities, Inc.	133,901	(133,901)	—		—
Citigroup Global Markets, Inc.	73,680	(73,362)	—		318
Credit Suisse Securities (USA) LLC	25,704	(25,704)	—		—
Goldman Sachs & Co. LLC	782,874	(782,874)	—		—
National Financial Services LLC	492,962	(492,506)	—		456

	$1,668,909	$(1,668,135)	$—		$774

BIGZ
Barclays Capital, Inc.	$25,380	$(25,380)	$—		$—
Morgan Stanley	154,818	(154,818)	—		—

	$180,198	$(180,198)	$—		$—

BST
J.P. Morgan Securities LLC	$808,350	$(808,350)	$—		$—

BUI
BofA Securities, Inc.	$122,727	$(122,727)	$—		$—
J.P. Morgan Securities LLC	80,529	(80,529)	—		—

	$203,256	$(203,256)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2022. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

168	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%

N O T E S T O F I N A N C I A L S T A T E M E N T S	169

Notes to Financial Statements  (continued)

Average daily value of each Trust’s net assets:

	CII	BGY	BUI
Investment advisory fees	0.85%	1.00%	1.00%

Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BST	BSTZ
Investment advisory fees	1.25%	1.25%	1.00%	1.25%

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended December 31, 2022.

For purposes of calculating these fees, “net assets” mean the total assets of BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI minus the sum of its accrued liabilities.

For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BST and BSTZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BDJ Taxable Subsidiary, BST Taxable Subsidiary and BSTZ Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BST Taxable Subsidiary or BSTZ Taxable Subsidiary for providing investment management or administrative services. However, BDJ, BST and BSTZ pay the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, BST Taxable Subsidiary and BSTZ Taxable Subsidiary, respectively.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2022 amounted to $67,961, $57,651 and $29,258 for each of BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BGY), as follows:

BGR	BOE	BGY
0.220%	0.175%	0.100%

These voluntary waivers may be reduced or discontinued at any time without notice. Effective June 1, 2022, the voluntary waiver agreement between the Manager and BGY was terminated.

For the year ended December 31, 2022, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$826,303
BOE	1,295,560
BGY	274,077

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$3,426
CII	11,312
BDJ	42,252
BOE	3,738
BGY	3,808
BME	17,512

170	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Trust Name	Fees Waived and/or Reimbursed by the Manager
BMEZ	$40,928
BIGZ	17,488
BCX	13,661
BST	16,683
BSTZ	24,991
BUI	7,348

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2022, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
BDJ	$6
BME	5,346
BMEZ	58,704
BIGZ	14,413
BCX	168
BST	7,868
BSTZ	38,051
BUI	1,697

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2022, BDJ and BST received a reimbursement of $1,577 and $21,599, respectively, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

During the year ended December 31, 2022, BIGZ received a reimbursement of $59,874 from an affiliate, which is included in Other income — affiliated in the Statements of Operations, related to an operating event.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BOE	$—	$5,730,635	$(144,921)
BGY	—	11,402,409	(433,728)
BCX	1,461,261	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	171

Notes to Financial Statements  (continued)

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BUI	$169,140	$—	$—

7. PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BGR	$283,806,133	$324,962,616
CII	277,914,860	342,646,931
BDJ	1,403,124,379	1,592,236,088
BOE	327,698,168	365,079,012
BGY	248,066,755	287,070,630
BME	231,241,290	231,504,871
BMEZ	1,409,075,306	1,657,788,612
BIGZ	1,074,498,186	1,378,149,000
BCX	866,452,309	950,743,935
BST	467,780,970	460,463,155
BSTZ	951,314,518	1,052,857,240
BUI	183,314,096	198,190,215

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net operating losses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BDJ	$(3,434)	$3,434
BME	(97,690)	97,690
BMEZ	(15,954,980)	15,954,980
BIGZ	(37,095,792)	37,095,792
BST	(9,445,376)	9,445,376
BSTZ	(24,681,377)	24,681,377
BUI	(3,295)	3,295
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/22	Year Ended 12/31/21
BGR
Ordinary income	$11,890,970	$8,262,936
Return of capital	4,610,793	4,835,876

	$16,501,763	$13,098,812

CII
Ordinary income	$21,905,388	$2,005,386
Long-term capital gains	70,788,369	46,638,458

	$92,693,757	$48,643,844

172	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Trust Name	Year Ended 12/31/22	Year Ended 12/31/21
BDJ
Ordinary income	$25,303,490	$58,615,347
Long-term capital gains	178,849,379	102,988,157

	$204,152,869	$161,603,504

BOE
Ordinary income	$16,041,931	$48,404,308
Long-term capital gains	22,100,071	—
Return of capital	9,962,064	—

	$48,104,066	$48,404,308

BGY
Ordinary income	$13,622,966	$30,180,220
Long-term capital gains	6,547,300	—
Return of capital	21,930,456	12,098,701

	$42,100,722	$42,278,921

BME
Ordinary income	$1,635,849	$51,302
Long-term capital gains	31,362,678	30,713,640
Return of capital	1,403,564	—

	$34,402,091	$30,764,942

BMEZ
Ordinary income	$82,094,690	$111,413,529
Long-term capital gains	100,955,454	81,491,859
Return of capital	11,869,565	—

	$194,919,709	$192,905,388

BIGZ
Return of capital	$233,929,900	$170,149,458

BCX
Ordinary income	$26,024,883	$33,607,537
Return of capital	22,531,891	8,784,140

	$48,556,774	$42,391,677

BST
Long-term capital gains	$69,684,200	$126,451,369
Return of capital	27,306,002	—

	$96,990,202	$126,451,369

BSTZ
Long-term capital gains	$70,402,537	$240,726,364
Return of capital	110,549,120	—

	$180,951,657	$240,726,364

BUI
Ordinary income	$6,721,779	$14,683,563
Long-term capital gains	12,261,345	5,642,016
Return of capital	13,135,583	9,081,858

	$32,118,707	$29,407,437

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

BGR	$—	$—	$(239,868,252)	$112,923,411	$(7,022)	$(126,951,863)
CII	9,498,319	21,859,831	—	181,750,417	—	213,108,567
BDJ	23,806,243	90,764,714	—	202,158,788	—	316,729,745
BOE	—	—	—	9,641,209	(17,281,763)	(7,640,554)
BGY	—	—	—	22,632,073	(6,172,726)	16,459,347
BME	—	—	—	177,920,699	(2,023,853)	175,896,846
BMEZ	—	—	(37,330,690)	(83,992,958)	—	(121,323,648)
BIGZ	—	—	(1,492,285,027)	(732,278,996)	(20,092)	(2,224,584,115)
BCX	—	—	(258,642,241)	165,718,242	—	(92,923,999)

N O T E S T O F I N A N C I A L S T A T E M E N T S	173

Notes to Financial Statements   (continued)

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
BST	$—	$—	$—	$170,987,481	$(33,095)	$170,954,386
BSTZ	—	—	—	153,960,952	(1,665,789)	152,295,163
BUI	—	—	—	116,984,322	(2,097,980)	114,886,342

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain options and foreign currency exchange contracts, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of compensation to Trustees and the timing and recognition of partnership income.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2022, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BGR	$29,261,865
BCX	153,905,560

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BGR	$280,990,484	$130,686,315	$(7,764,333)	$122,921,982
CII	598,512,194	219,759,042	(28,022,663)	191,736,379
BDJ	1,422,276,882	273,594,258	(48,807,439)	224,786,819
BOE	659,952,577	85,441,002	(54,069,216)	31,371,786
BGY	547,576,930	90,940,423	(44,593,832)	46,346,591
BME	419,555,387	202,996,911	(16,693,490)	186,303,421
BMEZ	2,155,695,162	312,492,740	(384,542,704)	(72,049,964)
BIGZ	2,785,070,585	65,934,467	(792,952,589)	(727,018,122)
BCX	814,773,543	230,508,800	(56,424,160)	174,084,640
BST	786,028,758	320,437,019	(134,851,440)	185,585,579
BSTZ	1,356,842,241	361,260,907	(174,474,565)	186,786,342
BUI	359,972,401	153,604,388	(10,911,963)	142,692,425

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company,

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Notes to Financial Statements  (continued)

market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have

N O T E S T O F I N A N C I A L S T A T E M E N T S	175

Notes to Financial Statements  (continued)

adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

BME, BST and BUI have each filed a prospectus with the SEC allowing them to issue an additional 4,000,000, 18,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 3,404,028, 17,164,641 and 7,826,064 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the year ended, December 31, 2022, BME, BST and BUI issued 774,304, 835,359 and 590,894 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.

Initial costs incurred by each of BME, BST and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended
Trust Name	12/31/22	12/31/21
BME	774,304	1,053,578
BST	835,359	242,731
BUI	590,894	2,910,832

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	12/31/22	12/31/21
CII	—	10,701
BDJ	412,658	—
BME	38,955	37,877
BIGZ	—	231,136
BST	81,277	40,859
BSTZ	—	448,074
BUI	32,898	63,066

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, for each Trust (other than BIGZ, BSTZ and BMEZ) or November 18, 2021 (for BIGZ, BSTZ and BMEZ) subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2022, CII, BDJ, BME, BST and BUI did not repurchase any shares.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR
	Shares	Amounts
Year Ended December 31, 2022	1,055,728	$12,296,655

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Notes to Financial Statements  (continued)

	BOE
	Shares	Amounts
Year Ended December 31, 2022	1,285,502	$12,470,648
Year Ended December 31, 2021	18,558	205,246

	BGY
	Shares	Amounts
Year Ended December 31, 2022	1,492,331	$7,282,700

	BMEZ
	Shares	Amounts
Year Ended December 31, 2022	3,072,736	$47,829,587

	BIGZ
	Shares	Amounts
Year Ended December 31, 2022	8,519,618	$64,919,571
Period Ended December 31, 2021	5,142,849	74,068,155

	BCX
	Shares	Amounts
Year Ended December 31, 2022	797,510	$7,554,830

	BSTZ
	Shares	Amounts
Year Ended December 31, 2022	461,288	$7,293,625

For the year ended December 31, 2022, shares issued and outstanding remained constant for CII. For the year ended December 31, 2021, shares issued and outstanding remained constant for BGR, BDJ, BGY, BMEZ and BCX.

With respect to BST, for the year ended December 31, 2021, shares issued and outstanding increased by 40,859 as a result of dividend reinvestment, 242,731 from the shelf offering and 6,822,923 from the rights issue.

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	01/03/23	01/13/23	01/31/23	$0.058500
	02/01/23	02/15/23	02/28/23	0.058500
CII	01/03/23	01/13/23	01/31/23	0.099500
	02/01/23	02/15/23	02/28/23	0.099500
BDJ	01/03/23	01/13/23	01/31/23	0.056200
	02/01/23	02/15/23	02/28/23	0.056200
BOE	01/03/23	01/13/23	01/31/23	0.063000
	02/01/23	02/15/23	02/28/23	0.063000
BGY	01/03/23	01/13/23	01/31/23	0.033800
	02/01/23	02/15/23	02/28/23	0.033800
BME	01/03/23	01/13/23	01/31/23	0.213000
	02/01/23	02/15/23	02/28/23	0.213000
BMEZ	01/03/23	01/13/23	01/31/23	0.145000
	02/01/23	02/15/23	02/28/23	0.145000
BIGZ	01/03/23	01/13/23	01/31/23	0.070000
	02/01/23	02/15/23	02/28/23	0.070000
BCX	01/03/23	01/13/23	01/31/23	0.051800
	02/01/23	02/15/23	02/28/23	0.051800
BST	01/03/23	01/13/23	01/31/23	0.250000
	02/01/23	02/15/23	02/28/23	0.250000
BSTZ	01/03/23	01/13/23	01/31/23	0.192000

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Notes to Financial Statements  (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	02/01/23	02/15/23	02/28/23	$0.192000
BUI	01/03/23	01/13/23	01/31/23	0.121000
	02/01/23	02/15/23	02/28/23	0.121000

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Innovation and Growth Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Innovation and Growth Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust, (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Trust II are consolidated as of and for the three years in the period ended December 31, 2022. Such financial statements and financial highlights of BlackRock Enhanced Equity Dividend Trust are consolidated as of and for the year ended December 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the statements of changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust

	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
BlackRock Science and Technology Trust II	For each of the two years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022 and for the period from June 27, 2019 (commencement of operations) through December 31, 2019
BlackRock Health Sciences Trust II	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022 and for the period from January 30, 2020 (commencement of operations) through December 31, 2020
BlackRock Innovation and Growth Trust	For the year ended December 31, 2022 and for the period from March 29, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Trust Name	Qualified Dividend Income
BGR	$14,460,642
CII	9,608,261
BDJ	37,257,518
BOE	14,210,174
BGY	10,371,702
BME	6,935,747
BMEZ	8,141,212
BCX	36,065,761
BUI	10,506,658

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Trust Name	20% Rate Long-Term Capital Gain Dividends
CII	$70,788,369
BDJ	178,849,379
BOE	22,100,071
BGY	6,547,300
BME	31,362,678
BMEZ	100,955,454
BST	69,684,200
BSTZ	70,402,537
BUI	12,261,345

The Trusts intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2022:

Trust Name	Foreign Source Income Earned	Foreign Taxes Paid
BOE	$7,845,922	$1,180,080
BGY	9,511,491	1,047,586
BCX	16,634,913	2,337,154
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction
BGR	73.04%
CII	25.44
BDJ	66.13
BOE	39.38
BGY	5.82
BME	100.00
BMEZ	1.98
BCX	42.77
BUI	90.43

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Trust Name	Qualified Short-Term Capital Gains
CII	$20,077,642
BDJ	17,421,685
BOE	3,670,604
BGY	3,176,329
BMEZ	82,094,690

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective July 25, 2022, BlackRock Enhanced Equity Dividend Trust (BDJ) can invest up to 10% of total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Energy and Resources Trust (BGR)

The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.

As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust’s portfolio.

The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

In addition to the option strategies discussed above, the Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.

Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash.

Leverage: The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.

BlackRock Enhanced Equity Dividend Trust (BDJ)

The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.

Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.

To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors, LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay “qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.

The Trust may invest up to 20% of its total assets in preferred securities.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust may invest up to 10% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.

The Trust may invest in shares of real estate investment trusts.

The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations.

Leverage: The Trust may borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.

The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.

BlackRock Enhanced Global Dividend Trust (BOE)

The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objective is not a fundamental policy and may be changed without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains. BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. The Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest directly in such securities or synthetically through the use of derivatives. Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts. The Trust may invest in companies located anywhere in the world. The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings. The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

To the extent the Trust invests in dividend-paying common stocks, the Advisors currently intend to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.

In selecting investments for the Trust, the Advisors combine fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis. The Advisors seek to identify companies that it believes have the potential to outperform the market. The Advisors’ investment techniques for the Trust include assessing industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group. The Advisors seek to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Enhanced International Dividend Trust (BGY)

The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.

The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.

Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, in which case the Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.

The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as “qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.

As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees (the “Board”))) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”

The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.

The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board.

Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

Leverage: Although the Agreement and Declaration of Trust of the Trust provides that the Board of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.

BlackRock Health Sciences Trust (BME)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.

The Trust’s investment objective may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.

Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors, LLC (the “Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000® Index, the Trust may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.

As part of its investment strategy, the Trust employs an option strategy of writing (selling) covered call options on common stocks in its portfolio, writing other call and put options on individual common stocks and, to a lesser extent, writing call and put options on indices of health sciences securities. The Trust seeks to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. The Trust generally intends to write call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.

The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.

The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.

The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investors Service, Inc. and “BB” or below by S&P Global Ratings, or securities comparably rated by other rating agencies or in securities determined by the Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Trust may invest in registered investment companies in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.

In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).

The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.

The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool”

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or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets.

As with calls, the Trust may purchase put options on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to be segregated on its books to cover its potential obligation under its hedging and other investment transactions.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.

The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.

As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objective when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Leverage: The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

The Trust may enter into derivative transactions that have leverage embedded in them.

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The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.

BlackRock Health Sciences Trust II (BMEZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.

The Manager intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.

Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.

The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

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As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Innovation and Growth Trust (BIGZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

In selecting investments for the Trust, BlackRock Advisors, LLC (the “Manager”) focuses on equity securities of mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. In evaluating innovative companies, the Manager seeks to identify, using its own internal research and analysis, companies capitalizing on innovation or that are enabling the further development of the theme of innovation in the markets in which they operate.

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Among other things, common criteria for innovative companies across industries may include developing new products, selling in new markets or channels, applying a new or superior technology to legacy industries, refining existing processes for efficiency, changing or pivoting business model, or creating tools that empower new breakthroughs.

In addition, the Trust seeks to invest in companies where, in the opinion of the Manager, free cash flow is likely to grow for a sustained period. Factors considered in the Manager’s analysis of a company may include 1) a large and underpenetrated addressable market, 2) a technology or service model that creates recurring demand for product, and 3) a competitive landscape that allows for stable or expanding margins. The Manager’s outlook for a company based upon these and other factors is then compared to the outlook of the company implied in the current share price of the company. The Manager looks to invest in companies where its view of future cash flows is more favorable than that which it believes is reflected by the current price.

The Manager will identify trends that have ramifications for individual companies or entire industries. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying innovative companies with the most attractive growth characteristics. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its investment team enables it to identify attractive innovative companies.

The Trust intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Manager believes have above-average earnings growth potential.

Equity securities include common stocks, preferred stocks, convertible securities, warrants and depositary receipts, though the Trust seeks to buy primarily common stock. Although universal definitions of mid-capitalization companies and small-capitalization companies do not exist, the Trust generally defines mid-capitalization and small-capitalization companies as those companies with market capitalizations, at the time of the Trust’s investment, comparable in size to the companies in the Russell 2500™ Growth Index (between $3.89 million and $20.48 billion as of December 31, 2022). In the future, the Trust may define mid- and small-capitalization companies using a different index or classification system.

The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may invest up to 25% of its assets in securities of foreign companies, including companies located in emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Trust is permitted to leverage its portfolio by entering into one or more credit facilities.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Resources & Commodities Strategy Trust (BCX)

The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”).

The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the Subsidiary. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to the investment management agreement among the Manager, the Trust and the Subsidiary. The Trust and the Subsidiary will pay the Manager based on the Trust’s assets (excluding the value of the Trust’s interest in the Subsidiary) and the Subsidiary’s assets, respectively. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.

Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, believes it is advantageous for the Trust to do so.

While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Trust does not currently intend to invest any assets in the Subsidiary.

The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.

The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.

As part of its investment strategy, the Trust may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may implement various temporary “defensive” strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.

Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

BlackRock Science and Technology Trust (BST)

The Trust’s investment objectives are to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:

•	selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and

•

identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield (cyclical science and technology stocks).

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks).

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Science & Technology Trust II (BSTZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have leverage embedded in them.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments (as defined below) anywhere in the world and by employing a strategy of writing (selling) covered call and put options.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).

The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objective under these circumstances. BlackRock Advisors, LLC’s (the “Manager”) and BlackRock International Limited’s (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Unless otherwise stated herein, the Trust’s investment objective and policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.

Non-Diversification Risk (BGR, BMEZ, BIGZ, BCX and BSTZ): The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Limited Term Risk (BMEZ, BIGZ and BSTZ): In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date. TheTrust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Common Stock Risk: Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (BGR, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (BGR, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Depositary Receipts Risk (BGR, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

REIT Investment Risk (BDJ, BOE, BGY, BME, BMEZ, BST, BSTZ and BUI): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Master Limited Partnerships Risk (BGR, BCX, BST, BSTZ and BUI): The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Canadian Royalty Trust Risk (BGR, BCX and BUI): Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Initial Public Offerings (“IPOs”) Risk (BOE, BME, BMEZ, BIGZ, BST, BSTZ): The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Investments in Unseasoned Companies (BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BSTZ): The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest. Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.

Dividend-Paying Equity Securities Risk (CII, BDJ, BOE, BGY and BME): Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options – As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

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Exchange-Listed Options Risks – There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk – The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk – The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk – The number of call options the Trust can write is limited by the total assets the Trust holds. Furthermore, the Trust’s exchange-listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities, if any, on which such options are traded and cleared.

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Tax Risk – Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its U.S. federal income tax distribution requirements.

Debt Securities Risk (BGR, BOE, BME, BMEZ, BCX, BST, BSTZ and BUI): Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk (BGR, BOE, BME, BMEZ, BCX, BST, BSTZ and BUI): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

U.S. Government Obligations Risk (CII, BME, BMEZ, BCX, BSTZ and BUI): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Structured Products Risk (BME, BMEZ, BCX, BSTand BSTZ): Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Foreign CurrencyTransactions Risk (BGR, BDJ, BME and BCX): The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Concentration Risk (BGR, BME, BMEZ, BCX, BST and BSTZ): The Trust’s strategy of concentrating a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Science and Technology Risk (BST and BSTZ): The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Health Sciences and Healthcare Companies Risk (BME and BMEZ): The Trust’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Energy Sector Risk (BGR): The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.

Energy and Natural Resources Risk (BCX): The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Commodities Related Investments Risk (BCX): Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodities Market Risk (BCX): Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.

Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI): Investments in issuers in the Utilities, Infrastructure and Power Opportunities business segments are subject to certain risks, including the following, among others:

•

Utilities Companies Risk — A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

•

Infrastructure Companies Risk — Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

•

Power Opportunities Companies Risk — A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Innovative Securities Risk (BIGZ): There can be no assurance that a company identified as innovative by the Manager will ultimately introduce a new product or service or that such product or service may not be significantly delayed.

Supply and Demand Risk (BGR): A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk (BGR): Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Commodity Pricing Risk (BGR): The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk (BDJ, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BME, BMEZ, BIGZ, BST and BSTZ): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BME, BMEZ, BCX and BSTZ): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Short Sales Risk (BDJ, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BME, BMEZ, BCX and BSTZ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Risks Associated with Private Company Investments (BDJ, BMEZ, BIGZ, BST and BSTZ): Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

•

Late-Stage Private Companies Risk (BMEZ and BIGZ) – Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

•

Pre-IPO Securities Risk (BSTZ) – Investments in pre-IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Issuers of pre-IPO securities may not have established products, experienced management or earnings history. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect an issuer of pre-IPO securities and delay or prevent such an issuer from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk: The Trust may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk (BCX): By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Securities Lending Risk (BDJ, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI): Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Shareholder Update

The following includes additional required disclosures for certain Trusts, each of which has filed a shelf offering registration statement.

Summary of Expenses

BlackRock Health Sciences Trust (BME)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BME’s common shares.

BME
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	1.00%
Other expenses	0.08
Total annual expenses	1.08
Fee waiver(d)	0.01
Total annual Trust operating expenses after fee waiver(d)	1.07

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)	The Trust currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on the Trust’s average weekly net assets.
(d)

The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.15) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.07% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$21	$44	$69	$140

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	207

Shareholder Update  (continued)

BlackRock Science and Technology Trust (BST)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BST’s common shares.

BST
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee(b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	1.00%
Other expenses	0.11
Total annual expenses	1.11
Fee waiver(d)	—
Total annual Trust operating expenses after fee waiver(d)	1.11

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

The Trust currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on the Trust’s average daily managed assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

(d)

The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.16) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.11% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$21	$45	$71	$144

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update  (continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BUI’s common shares.

BUI
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	1.00%
Other expenses	0.08
Total annual expenses	1.08
Fee waiver(d)	—
Total annual Trust operating expenses after fee waiver(d)	1.08

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

The Trust currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on the Trust’s average daily managed assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

(d)

The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.20) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.08% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$21	$44	$69	$141

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	209

Shareholder Update  (continued)

Share Price Data

The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BME — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2022	$44.88	$38.85	$42.39	$40.17	5.87%	(3.29)%	2,275,787
September 30, 2022	44.96	38.27	43.41	39.41	3.57	(2.89)	2,093,916
June 30, 2022	46.86	39.97	46.49	39.35	0.80	1.58	2,651,572
March 31, 2022	48.20	41.70	47.26	42.50	1.99	(1.88)	2,486,253
December 31, 2021	49.44	45.50	48.16	45.37	2.66	0.29	1,702,234
September 30, 2021	48.62	47.27	47.86	46.37	1.59	1.94	1,609,758
June 30, 2021	48.20	46.22	47.04	45.81	2.47	0.90	1,844,866
March 31, 2021	46.86	44.61	47.12	43.57	(0.55)	2.39	2,193,438

As of December 31, 2022, BME’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $43.58, $43.30, and 0.65%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BST — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2022	$32.45	$28.07	$31.69	$28.47	2.40%	(1.40)%	9,877,821
September 30, 2022	38.73	29.38	37.18	31.02	4.17	(5.29)	9,463,720
June 30, 2022	44.15	31.25	45.87	33.58	(3.75)	(6.94)	9,431,070
March 31, 2022	50.99	40.14	52.59	42.32	(3.04)	(5.15)	11,617,438
December 31, 2021	55.87	47.30	58.61	50.49	(4.67)	(6.32)	10,212,196
September 30, 2021	59.51	51.84	55.80	54.24	6.65	(4.42)	10,053,189
June 30, 2021	60.19	53.81	53.77	49.61	11.94	8.47	5,123,462
March 31, 2021	61.14	50.99	57.77	49.26	5.83	3.51	6,483,722

As of December 31, 2022, BST’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $28.37, $29.11, and (2.54)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2022	$22.24	$19.02	$23.13	$19.61	(3.85)%	(3.01)%	3,657,444
September 30, 2022	24.47	20.06	23.61	20.19	3.64	(0.64)	3,404,776
June 30, 2022	25.79	20.46	25.13	21.06	2.63	(2.85)	3,775,619
March 31, 2022	27.28	22.88	25.09	23.27	8.73	(1.68)	4,035,794
December 31, 2021	27.77	24.61	25.72	24.18	7.97	1.78	3,783,084
September 30, 2021	27.07	24.69	26.11	24.92	3.68	(0.92)	3,538,595
June 30, 2021	27.19	25.13	25.12	24.76	8.24	1.49	3,629,357
March 31, 2021	26.94	24.03	24.34	23.63	10.68	1.69	4,226,813

As of December 31, 2022, BUI’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $20.77, $22.37, and (7.15)%, respectively.

Common shares of each Trust have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

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Automatic Dividend Reinvestment Plan

Pursuant to BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMEZ, BIGZ, BST and BSTZ that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in BGR, CII, BDJ, BOE, BGY, BME, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	211

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	213

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the BME’s, BST’s and BUI’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

Effective September 22, 2022, BST’s and BSTZ’s portfolio managers are Tony Kim, Kyle McClements, Chris Accettella, Reid Menge and Caroline Tall. Ms. Tall has been a Director at BlackRock since 2022.

Effective January 12, 2022, BOE’s and BGY’s portfolio managers are Chris Accettella, Kyle McClements, Oliver Treharne and Molly Greenen. Ms Greenen has been a Director at BlackRock since 2013.

Effective January 12, 2023, BIGZ’s portfolio managers are William Broadbent, Chris Accettella, Kyle McClements and Phil Ruvinsky.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

Trust Name	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	141,756,807	4,194,712	141,948,288	4,003,231	141,738,774	4,212,745
BGR	21,914,722	1,262,602	21,934,399	1,242,925	21,891,635	1,285,689
BOE	52,206,004	2,153,088	52,190,747	2,168,345	52,228,347	2,130,745
BME	10,107,434	260,151	10,092,765	274,820	10,104,625	262,960
BGY	86,257,532	2,483,755	86,081,187	2,660,100	86,258,313	2,482,974
BCX	67,140,144	1,571,728	67,189,293	1,522,579	67,220,023	1,491,849
BUI	15,903,509	525,825	15,901,154	528,180	15,885,881	543,453
BST	23,279,646	914,401	23,181,339	1,012,708	23,252,722	941,325

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class III Trustees as follows:

Trust Name	Frank J. Fabozzi		Robert Fairbairn		J. Phillip Holloman
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BIGZ	191,788,764	8,916,741	192,192,671	8,512,834	191,283,701	9,421,804
BSTZ	65,440,529	1,982,496	65,412,502	2,010,523	65,452,015	1,971,010
BMEZ	98,057,623	2,421,624	98,259,282	2,219,965	97,630,537	2,848,710
CII	34,069,922	1,308,964	34,412,934	965,952	34,397,360	981,526

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A D D I T I O N A L I N F O R M A T I O N	215

Additional Information  (continued)

Dividend Policy (continued)

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BGR, BDJ, BOE, BGY, BME, BCX, BST, BSTZ and BUI. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BGR, BDJ, BOE, BGY, BME, BCX, BST, BSTZ and BUI unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BGR, BDJ, BOE, BGY, BME, BCX, BST, BSTZ and BUI and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BME, BST and BUI only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

216	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, including for BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME, BST and BUI filed final prospectuses with the SEC in connection with its Shelf Offering on April 26, 2002, May 10, 2022 and March 10, 2002, respectively. This report and the prospectuses of BME, BST and BUI are not offers to sell BME, BST and BUI Common Shares or solicitations of an offer to buy BME, BST and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BME, BST and BUI contains important information about BME, BST and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BME, BST and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BME, BST and BUI can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	217

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

(a) For BGR, BOE, BGY, BCX and BUI.

(b) For BME, BST and BUI.

Distributor

BlackRock Investments, LLC (b)

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

218	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LP	Limited Partnership

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	219

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Science and Technology Trust II	$62,016	$36,158	$0	$207	$53,200	$18,200	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Science and Technology Trust II	$53,631	$18,407

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Tony Kim, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Reid Menge, Managing Director at BlackRock and Caroline Tall, Managing Director at BlackRock. Messrs. Kim, McClements, Accettella, Menge and Ms. Tall are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Kim, McClements and Accettella have been members of the Fund’s portfolio management team since 2019. Mr. Menge and Ms. Tall have been members of the Fund’s portfolio management team since 2020 and 2022, respectively.

Portfolio Manager	Biography
Tony Kim	Managing Director of BlackRock since 2013; Senior Research Analyst at Artisan Partners from 2006 to 2013.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Reid Menge	Managing Director of BlackRock since 2023; Director of BlackRock, Inc. from 2020 to 2022; Vice President of BlackRock, Inc. from 2014 to 2019; Associate Director of UBS from 2009 to 2013
Caroline Tall	Managing Director at BlackRock since 2022; Portfolio Manager at Fidelity Investments from 2017 to 2022; Analyst at Fidelity Investments from 2012 to 2017; Associate at Fidelity Investments from 2009 to 2012.

(a)(2)	As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony Kim	3	3	3	0	0	0
	$4.67 Billion	$9.70 Billion	$110.6 Million	$0	$0	$0
Kyle G. McClements, CFA	14	11	0	0	0	0
	$13.77 Billion	$2.17 Billion	$0	$0	$0	$0
Christopher Accettella	14	7	0	0	0	0
	$13.77 Billion	$1.56 Billion	$0	$0	$0	$0
Reid Menge	3	2	3	0	0	0
	$4.67 Billion	$9.68 Billion	$110.6 Million	$0	$0	$0
Caroline Tall	3	2	3	0	0	0
	$4.67 Billion	$9.68 Billion	$110.6 Million	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,

BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that Ms. Tall and Messrs. Kim and Menge may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Tall and Messrs. Kim and Menge may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Ms. Tall and Messrs. Kim and Menge

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology- Net Return in USD.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation - Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Tony Kim	Over $1,000,000
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	$1 - $10,000
Reid Menge	$10,001 - $50,000
Caroline Tall	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2022	0	$0	0	3,904,498
August 1-31, 2022	0	$0	0	3,904,498
September 1-30, 2022	0	$0	0	3,904,498
October 1-31, 2022	0	$0	0	3,904,498
November 1-30, 2022	0	$0	0	3,904,498
December 1-31, 2022	461,288	$15.7969	461,288	3,465,614
Total:	461,288	15.7969	461,288	3,465,614

1 On November 19, 2021, the Fund announced an open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2021, subject to certain conditions. On September 8, 2022, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2022.

	BlackRock Science and Technology Trust II
(1)	Gross income from securities lending activities		$235,956
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$38,051
	(b)	Collateral management expenses (including fees deducted from a pooled cash collateral vehicle) not included in (a)	$407
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$708
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$39,166
(4)	Net income from securities lending activities		$196,790

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Science and Technology Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust II

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust II

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Science and Technology Trust II

Date: February 23, 2023